[THE HARTFORD LOGO]

          [STAG GRAPHIC]

      SEMI-ANNUAL REPORT
      June 30, 2002

      -  Manager Discussions
      -  Financials

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS
       Manager Discussions                                                     1

       Hartford HLS Mutual Funds Financial Statements:

         Statement of Net Assets or Statement of Assets and Liabilities as of June 30, 2002:

            Hartford Global Communications HLS Fund                           29
            Hartford Global Financial Services HLS Fund                       30
            Hartford Global Health HLS Fund                                   31
            Hartford Global Technology HLS Fund                               33
            Hartford International Small Company HLS Fund                     34
            Hartford SmallCap Growth HLS Fund (formerly Fortis Aggressive Growth
       Series)                                                                37
            Hartford Growth Opportunities HLS Fund (formerly Fortis Growth Stock
       Series)                                                                40
            Hartford Small Company HLS Fund, Inc.                             42
            Hartford MidCap HLS Fund, Inc.                                    44
            Hartford International Capital Appreciation HLS Fund              46
            Hartford Capital Appreciation HLS Fund, Inc.                      49
            Hartford Value Opportunities HLS Fund (formerly Fortis Value
       Series)                                                                52
            Hartford Growth HLS Fund                                          54
            Hartford MidCap Value HLS Fund                                    56
            Hartford Focus HLS Fund                                           58
            Hartford Global Leaders HLS Fund                                  59
            Hartford International Opportunities HLS Fund, Inc.               62
            Hartford Stock HLS Fund, Inc.                                     66
            Hartford Growth and Income HLS Fund                               68
            Hartford Index HLS Fund, Inc.                                     70
            Hartford Value HLS Fund                                           76
            Hartford Dividend and Growth HLS Fund, Inc.                       78
            Hartford Global Advisers HLS Fund, Inc. (formerly Hartford
       International Advisers         HLS Fund, Inc.)                         80
            Hartford Advisers HLS Fund, Inc.                                  88
            Hartford High Yield HLS Fund                                      95
            Hartford Bond HLS Fund, Inc.                                     103
            Hartford Mortgage Securities HLS Fund, Inc.                      109
            Hartford U.S. Government Securities HLS Fund (formerly Fortis U.S.
       Government         Securities Series)                                 111
            Hartford Money Market HLS Fund, Inc.                             113

            Statements of Operations for the Period Ended June 30, 2002      116

            Statements of Changes in Net Assets for the Period Ended June 30,
       2002                                                                  124

            Statements of Changes in Net Assets for the Period Ended December
       31, 2001                                                              132

            Notes to Financial Statements                                    138

            Financial Highlights                                             168

            Board of Directors and Officer Information                       186

            Privacy Policy                                                   191
       Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

       This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM

      DAVID NINCIC, CFA
      Vice President
      Wellington Management Company, LLP

      ARCHANA BASI CFA
      Assistant Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
12/27/2000 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

                      MSCI AC WORLD FREE
     GLOBAL           TELECOMMUNICATIONS     S&P 500
COMMUNICATIONS IA       SERVICES INDEX        INDEX
-----------------       -------------        -------
     $10,000                $10,000          $10,000
     $ 8,023                $ 8,762          $ 8,758
     $ 7,709                $ 8,131          $ 9,270
     $ 6,210                $ 7,437          $ 7,910
     $ 6,414                $ 7,550          $ 8,756
     $ 5,200                $ 6,647          $ 8,780
     $ 4,023                $ 5,343          $ 7,604


AVERAGE ANNUAL RETURNS (Inception 12/27/2000)

                                              1 YEAR      SINCE INCEPTION
Global Comm. IA                               -47.81%         -45.35%
MSCI AC World Free Telecomm. Services         -34.28%         -34.03%
S&P 500                                       -17.97%         -16.62%

The chart represents a hypothetical investment in the Hartford Global Communications HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 12/27/2000 would have been valued at $4,012 on 6/30/2002.



Q. How did the Fund perform?
Hartford Global Communications HLS Fund returned -37.3% for the 6-months ended June 30, 2002. The Fund underperformed its benchmark, the MSCI All Country World Free Telecommunication Services Index, which returned -29.2%, over the same period.

Q. Why did the Fund perform this way?
The period proved to be another very difficult one for telecom investors worldwide. Equities across all industry sub-sectors were driven downwards by continued weakness in demand, excess capacity, and weak pricing. The industry's structural weakness discouraged investors from taking any chances. The wireless sector, in particular, was devastated, as investors reacted very harshly to surprisingly bad year-end demand growth and to another round of effective price reductions. Even the blue-chip defensive names have been hammered. Key holdings in the Fund during this time period were wireless companies Sprint PCS Group (communications) and Nextel Partners, Inc. (communications).

Q. What is your outlook for the remainder of 2002?
The industry's current malaise cannot - and will not - go on forever. In the course of the next twelve months, the structural and macroeconomic issues that the industry is struggling with should begin to resolve themselves. The tough economic times that the global economy is showing signs of emerging from have forced many of the weaker telecom companies to exit through sale or bankruptcy, which will inevitably help the survivors. We have built a larger position in the wireless sector, hoping to take advantage of the market's extreme pessimism regarding these stocks. Although the fundamentals are weak, the stock prices reflect scenarios that we consider highly unlikely.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM

      MARK T. LYNCH, CFA
      Senior Vice President & Partner
      Wellington Management Company, LLP

      THEODORE SHASTA, CFA
      Senior Vice President & Partner
      Wellington Management Company, LLP

      MARK D. MANDEL, CFA
      Vice President
      Wellington Management Company, LLP

      ERIC HALET
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
12/27/2000 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

  GLOBAL        MSCI FINANCE
 FINANCIAL        EX REAL        S&P 500
SERVICES IA     ESTATE INDEX      INDEX
-----------     ------------     -------
  $10,000          $10,000       $10,000
  $ 9,267          $ 8,952       $ 8,758
  $10,015          $ 9,198       $ 9,270
  $ 8,861          $ 7,961       $ 7,910
  $ 9,420          $ 8,477       $ 8,756
  $ 9,443          $ 8,616       $ 8,780
  $ 9,035          $ 8,249       $ 7,604


AVERAGE ANNUAL RETURNS (Inception 12/27/2000)

                                              1 YEAR           SINCE
                                                             INCEPTION
Global Financial Services IA                   -9.79%          -6.51%
MSCI Finance ex Real Estate                   -10.05%         -11.82%
S&P 500                                       -17.97%         -16.62%

The chart represents a hypothetical investment in the Hartford Global Financial Services HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 12/27/2000 would have been valued at $9,009 on 6/30/2002.



Q. How did the Fund perform?
Hartford Global Financial Services HLS Fund returned -4.1% for the 6-months ended June 30, 2002. The Fund underperformed the MSCI Finance ex-Real Estate Index, which returned -1.6%, over the same period.

Q. Why did the Fund perform this way?
Financial stocks fell sharply over the latter half of the period, as hopes of a rapid recovery from the global recession were buried under a tidal wave of negative news from the telecommunications sector and the trustworthiness of American financial statements was called into question. While we had not been overly optimistic about the economy, we had assumed some stability in the capital markets and so the Fund's performance was slightly worse than the group overall.

Q. What is your outlook for the remainder of 2002?
Our view on the global economy is still skeptical as it is unclear where there is sufficient demand (backed by strong enough balance sheets) to support a strong economic recovery. However, current prices seem to assume that there is an infinite supply of bankrupt telecommunications companies or that a substantial minority of all major American conglomerates are going to collapse. We do not believe either to be true and while major financial institutions will take losses as a result of their exposures to troubled companies, those losses are transitory. At the same time, many businesses are improving, costs are being wrung out and both banks and insurers are charging much higher prices to take on risk.

HARTFORD GLOBAL HEALTH HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM

      JOSEPH H. SCHWARTZ, CFA
      Senior Vice President and Partner
      Wellington Management Company, LLP

      ANN C. GALLO
      Vice President
      Wellington Management Company, LLP

      JEAN H. HYNES, CFA
      Senior Vice President and Partner
      Wellington Management Company, LLP

      KIRK J. MAYER, CFA
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
5/1/2000 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

 GLOBAL         GOLDMAN SACHS       S&P 500
HEALTH IA     HEALTH CARE INDEX      INDEX
---------     -----------------     -------
 $10,000           $10,000          $10,000
 $11,908           $11,522          $ 9,928
 $13,691           $12,043          $ 9,832
 $14,818           $12,959          $ 9,063
 $13,103           $10,664          $ 7,989
 $14,548           $11,088          $ 8,456
 $13,803           $11,014          $ 7,216
 $15,120           $11,399          $ 7,987
 $15,160           $11,176          $ 8,009
 $12,923           $ 9,297          $ 6,937


AVERAGE ANNUAL RETURNS (Inception 5/1/2000)

                                              1 YEAR           SINCE
                                                             INCEPTION
Global Health IA                              -11.17%          12.58%
Goldman Sachs Health Care                     -16.16%          -3.31%
S&P 500                                       -17.97%         -15.55%

The chart represents a hypothetical investment in the Hartford Global Health HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 5/1/2000 would have been valued at $12,872 on 6/30/2002.



Q. How did the Fund perform?
Hartford Global Health HLS Fund returned -14.5% for the 6-months ended June 30, 2002.The Fund outperformed the Goldman Sachs Health Care Index, which returned -18.4% over the same period.

Q. Why did the Fund perform this way?
Exiting this time period, the Fund had an underweight position within health care services stocks, with an emphasis on drug distributors based on three key factors: good core business fundamentals, a focus on enhanced service offerings with higher operating margins, and an increased generic pipeline, with its higher profit margins. The Fund also had a slight underweight position in medical device stocks, taking some profits as recognition increased of the favorable regulatory and reimbursement environments, strong patient census trends and today's scientific renaissance all provide favorable long-term growth prospects for the industry. Near-term, valuations have become less attractive within this sub-sector. The Fund's position in pharmaceutical stocks was increased to an overweight position relative to the Goldman Sachs Health Care Index based on more attractive valuations. Current valuations of pharmaceutical stocks do not adequately reflect the potential of new product pipelines, which have been building in recent years reflecting technological developments within the biotechnology and genomics arena. Finally, the Fund was overweight biotechnology, genomics, and life science instrumentation stocks relative to the Goldman Sachs Health Care Index weighting given the more reasonable recent valuations within these areas. The primary contributor to the Fund's strong outperformance during this time period was strong stock selection across all sub-sectors of health care. The key stock contributors within the portfolio during this time period included Anthem, Inc. (insurance), AmerisourceBergen Corp. (consumer non-durables) and HCA, Inc. (health services).

Q. What is your outlook for the remainder of 2002?
We continue to be very comfortable overall with the positioning of the portfolio and seek to increase positions, both within sub-sectors and within individual stocks, opportunistically. Visibility continues to remain high both near-term and long-term and we remain very confident about the growth outlook for the health care sector. Despite near-term macroeconomic factors and increased market volatility, we believe the health care industry continues to offer excellent long-term investment opportunities.

HARTFORD GLOBAL TECHNOLOGY HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM

      SCOTT E. SIMPSON
      Senior Vice President and Partner
      Wellington Management Company, LLP

      JOHN F. AVERILL, CFA
      Senior Vice President and Partner
      Wellington Management Company, LLP

      BRUCE L. GLAZER
      Assistant Vice President
      Wellington Management Company, LLP

      ERIC STROMQUIST
      Senior Vice President and Partner
      Wellington Management Company, LLP

      ANITA M. KILLIAN
      Assistant Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
5/1/2000 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

                   GOLDMAN SACHS
   GLOBAL           TECHNOLOGY        S&P 500
TECHNOLOGY IA     COMPOSITE INDEX      INDEX
-------------     ---------------     -------
   $10,000            $10,000         $10,000
   $10,278            $ 9,992         $ 9,928
   $ 9,406            $ 9,022         $ 9,832
   $ 6,263            $ 5,880         $ 9,063
   $ 4,896            $ 4,260         $ 7,989
   $ 5,587            $ 4,884         $ 8,456
   $ 3,446            $ 3,148         $ 7,216
   $ 4,834            $ 4,200         $ 7,987
   $ 4,497            $ 3,894         $ 8,009
   $ 3,339            $ 2,814         $ 6,937


AVERAGE ANNUAL RETURNS (Inception 5/1/2000)

                                              1 YEAR      SINCE INCEPTION
Global Technology IA                          -40.24%         -39.76%
Goldman Sachs Technology                      -42.38%         -44.34%
S&P 500                                       -17.97%         -15.55%

The chart represents a hypothetical investment in the Hartford Global Technology HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 5/1/2000 would have been valued at $3,328 on 6/30/2002.



Q. How did the Fund perform?
Hartford Global Technology HLS Fund returned -30.9% for the 6-months ended June 30, 2002. The Fund outperformed the Goldman Sachs Technology Composite Index, which returned -33.0% over the same period.

Q. Why did the Fund perform this way?
During the period, technology stocks extended their losses. While numerous factors contributed to this decline, a weak short-term fundamental outlook for technology goods and services remains the primary culprit. The key to a turnaround in the sector is an improving U.S. economy. Until customers gain confidence in their own businesses they will be reluctant to commit capital to new technology purchases. This problem is exacerbated by the significant amount of technology products that were purchased during 1999 and 2000 but may not be fully deployed. While the U.S. economy continues to show signs of improvement, the short-term fundamental outlook for technology companies deteriorated. Overall, with a handful of exceptions, technology vendors found that second quarter business was much more challenging to close than they had expected. Nowhere was this more evident than in software where we saw some significant earnings shortfalls. As we enter the third quarter, visibility remains poor as customers continue to spend reluctantly. As a result, we expect short-term earnings expectations will need to be reduced further. Despite the volatility in the second quarter, the Fund slightly exceeded the Goldman Sachs Technology Composite Index. The solid performance was largely attributable to our significant investments within the services sector and the conservative posture of the Fund. Key contributors to performance during the period included OmniVision Technologies, Inc. (electronics), Network Appliance, Inc. (communications) and BISYS Group, Inc. (software & services).

Q. What is your outlook for the remainder of 2002?
As we enter the third quarter, the fund remains defensively positioned. While we believe a fundamental recovery in the second half of 2002 remains likely, we expect short-term volatility will remain very high as earnings expectations are reduced for much of the sector. Nevertheless, we continue to think technology stocks can return to growth in 2002 and expect conviction in this view will grow as we approach the fourth quarter.

HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF EDWARD MAKIN]

      EDWARD MAKIN
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
4/30/2001 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

 INTERNATIONAL       SSB EURO PACIFIC
SMALL COMPANY IA        <$2B INDEX
----------------     ----------------
    $10,000               $10,000
    $ 9,781               $ 9,730
    $ 8,374               $ 8,233
    $ 9,402               $ 8,758
    $ 9,643               $ 9,305
    $10,222               $ 9,671


AVERAGE ANNUAL RETURNS (Inception 4/30/2001)

                                              1 YEAR      SINCE INCEPTION
International Small Company IA                  4.51%           1.90%
Salomon Smith Barney Euro Pacific <$2B         -0.61%          -2.82%

The chart represents a hypothetical investment in the Hartford International Small Company HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 4/30/2001 would have been valued at $10,200 on 6/30/2002.



Q. How did the Fund perform?
Hartford International Small Company HLS Fund returned 8.7% for the 6-months ended June 30, 2002. The Fund's return trailed the 10.4% return for the Salomon Smith Barney Broad Market Euro-Pacific Less Than $2 billion Index, but outperformed the Lipper International VA-UF Average, which returned -1.7% over the same period.

Q. Why did the Fund perform this way?
Relative returns for the period benefited from good stock selection within several sectors, notably health care and industrials. Several Japanese names were among the best-performing stocks in the Fund: Towa Corp. (metals, minerals & mining), Sumida Corp. (electrical equipment),Terumo (medical instruments & supplies), and Hokuriku Seiyaku (drugs). However, this good performance was offset by the poor performance of the Fund's technology holdings. One holding in particular, German software company Ceyoniq, was a significant drag on the Fund's performance. This company is no longer held in the Fund.

Q. What is your outlook for the remainder of 2002?
Although we continue to see macro-economic signs of improvement in the U.S. economy, we remain cautious as to the pace of recovery. Trouble spots include the impact of high consumer debt levels combined with lack of employment growth, and the seemingly tenuous end-user demand (after one looks past the inventory re-stocking that has been happening). These challenges could eventually feed through to European and Asian economies as well, since U.S. consumers have historically been incremental drivers of the global economy. On a brighter note, we believe that the news flow has reached extremely negative levels, producing a number of attractive investment opportunities. As a result, we have recently begun to shift from a more defensive stance to one that is more aggressive, and as always, we have been seeking to rotate into relative value when opportunities emerge.

HARTFORD SMALLCAP GROWTH HLS FUND (Formerly Fortis Aggressive Growth Series)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

  [PHOTO OF DAVID J. ELLIOTT]

      DAVID J. ELLIOTT, CFA
      Vice President,
      Wellington Management Company, LLP

  [PHOTO OF JAMES RULLO]

      JAMES RULLO, CFA
      Senior Vice President, Partner,
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
5/2/1994 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

SMALLCAP      RUSSELL 2000
GROWTH IA     GROWTH INDEX*     RUSSELL 2000
---------     -------------     ------------
$10,000          $10,000           $10,000
$10,027          $10,156           $ 9,811
$12,881          $13,309           $12,743
$15,007          $14,808           $13,718
$18,364          $16,725           $13,913
$17,894          $16,930           $16,858
$21,698          $24,226           $35,277
$21,041          $18,792           $29,958
$21,564          $17,058           $23,913
$20,551          $14,099           $19,507


AVERAGE ANNUAL RETURNS (Inception 5/2/1994)

                                             1 YEAR      5 YEARS       SINCE
                                                                     INCEPTION
Small Cap Growth IA                          -23.67%       8.52%        8.53%
Russell 2000 Growth                          -25.00%      -1.98%        4.30%
Russell 2000                                  -8.60%       4.44%        9.22%

The chart represents a hypothetical investment in the Hartford SmallCap Growth HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 5/2/1994 would have been valued at $19,113 on 6/30/2002.

* The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the Fund.



Q. How did the Fund perform?
Hartford SmallCap Growth HLS Fund returned -18.4 % for the 6-months ended June 30, 2002. The fund underperformed the -18.0% return of the Lipper Small Cap Growth VA-UF Average and the -17.4% return of the Russell 2000 Growth Index over the same period.

Q. Why did the Fund perform this way?
The Fund started the period with strong relative performance during the first quarter of 2002. Our stock selections added value within nearly all industries, led by such strong performers as Investment Technology Group, Inc. (financial services) and PolyMedica Corp. (medical instruments & supplies).

Unfortunately these results were offset by relative underperformance during the second quarter. During this quarter, investor concerns over issues of accounting transparency, corporate governance, and the pace of the economic recovery intensified and contributed to a significant market correction. We found stock selection particularly challenging in this environment as these unforeseen developments drove dramatic (and at times seemingly indiscriminate) market reactions. A number of the Fund's larger holdings, such as Cirrus Logic, Inc. (computers & office equipment) and CV Therapeutics, Inc. (research & testing facilities), performed poorly and contributed to the underperformance.

Q. What is your outlook for the remainder of 2002?
Despite the market decline, key economic indicators continue to point toward a solid economic recovery. We believe the broad market correction more than fully discounts a slightly increased uncertainty regarding future corporate performance. We also believe this environment offers much opportunity for stock selection to add value by identifying stocks that have been indiscriminately punished as a consequence of the currently heightened investor risk aversion. Finally, we would expect the class of small capitalization growth stocks, on which the Fund focuses, to significantly outperform the broader market if risk aversion levels revert toward historical norms.

HARTFORD GROWTH OPPORTUNITIES HLS FUND (Formerly Fortis Growth Stock Series)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF MICHAEL T. CARMEN]

      MICHAEL T. CARMEN, CFA
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

     GROWTH          RUSSELL 3000      S&P MIDCAP
OPPORTUNITIES IA     GROWTH INDEX*     400 INDEX
----------------     -------------     ---------
    $10,000             $10,000         $10,000
    $11,507             $11,216         $11,608
    $12,518             $11,630         $13,228
    $12,165             $12,160         $12,755
    $15,531             $16,233         $16,704
    $18,080             $19,785         $19,909
    $20,326             $25,472         $26,329
    $24,191             $34,391         $31,137
    $37,537             $46,024         $35,724
    $39,033             $35,707         $41,977
    $30,112             $28,699         $41,733
    $24,692             $22,803         $40,395


AVERAGE ANNUAL RETURNS (Inception 3/24/1987)

                                             1 YEAR      5 YEARS    10 YEARS
Growth Opportunities IA                      -24.19%       4.99%      9.46%
Russell 3000 Growth                          -26.39%      -0.50%      8.59%
S&P MidCap 400 Index                          -4.71%      12.42%     14.98%

The chart represents a hypothetical investment in the Hartford Growth Opportunities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $24,082 on 6/30/2002.

* The Fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the Russell 3000 Growth Index is better suited for the investment strategy of the fund.



Q. How did the Fund perform?
Hartford Growth Opportunities HLS Fund returned -18.0% for the 6-months ended June 30, 2002. The Fund's return exceeded the -20.5% return of the Russell 3000 Growth Index and the -21.1% return of the Lipper Multi-Cap Growth VA-UF Average over the same period.

Q. Why did the Fund perform this way?
The Fund's outperformance versus its market benchmark resulted from a combination of strong sector allocation and stock selection. The Fund's large overweight to the consumer discretionary sector proved to be beneficial as it was one of the better performing sectors over the six-month period. Stock selection within the industrials and health care sectors was also markedly positive with strong relative performance generated by stocks such as St. Jude Medical, Inc. (medical instruments & supplies), McKesson Corp. (consumer non-durables), and Alliant Techsystems, Inc. (metals, minerals & mining). The top three contributors to the Fund's overall performance over this six-month period were Northrup Grumman Corp (transportation), Staples, Inc. (retail) and Beckman Coulter, Inc. (medical instruments & supplies), and three detractors were Enterasys Networks, Inc. (software & services), Sanmina - SCI Corp. (electronics) and Adelphia Communications Corp. (media & entertainment).

Q. What is your outlook for the remainder of 2002?
The US equity market is well on its way to posting its third consecutive year of decline. The last time this happened was sixty years ago (1939-1941), and stocks fell by a cumulative 31%. The trailing three-year performance through June 2002 stands at a comparable 28%. Where do we go from here? Clearly, one has to recognize the risk of further market weakness in the face of heightened geopolitical tensions and growing distrust of corporate management. However, economic fundamentals are improving and more favorable news on corporate profits should follow. History also tells us that past periods of disconnect between Main Street and Wall Street has proven to be temporary.

HARTFORD SMALL COMPANY HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF STEVEN C. ANGELI]

      STEVEN C. ANGELI, CFA
      Senior Vice President and Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
8/9/1996 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

  SMALL          RUSSELL      RUSSELL 2000
COMPANY IA     2000 INDEX     GROWTH INDEX*
  $10,000        $10,000         $10,000
  $10,715        $11,148         $10,786
  $12,684        $13,653         $12,183
  $14,158        $13,306         $12,332
  $23,479        $16,134         $17,647
  $20,398        $15,647         $13,689
  $17,355        $16,036         $12,425
  $15,303        $15,282         $10,270


AVERAGE ANNUAL RETURNS (Inception 8/9/1996)

                                             1 YEAR      5 YEARS       SINCE
                                                                     INCEPTION
Small Company IA                             -15.77%       5.27%        7.49%
Russell 2000                                  -8.59%       4.44%        7.46%
Russell 2000 Growth                          -25.00%      -1.98%        0.45%

The chart represents a hypothetical investment in the Hartford Small Company HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 8/9/1996 would have been valued at $15,123 on 6/30/2002.

* The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index is better suited for the investment strategy of the fund.



Q. How did the Fund perform?
Hartford Small Company HLS Fund returned -11.8% for the 6-months ended June 30, 2002, outperforming both its peer group and market benchmark. The Lipper Small Company Growth VA-UF Average returned -18.0%, and the Russell 2000 Growth Index returned -17.4% over the same period.

Q. Why did the Fund perform this way?
The Fund outperformed its market benchmark through a combination of strong sector allocation and positive stock selection. The Fund's largest overweight was in the consumer discretionary sector, which was one of the best performing sectors over the six-month period. In health care, the Fund benefited from a significant underweight position in biotechnology, and strong stock selection in services. During the period, the top three contributors were Swedish Match AB (consumer non-durables), Hollywood Entertainment Corp. (media & entertainment) and Triad Hospitals, Inc. (health services); and the three worst performers were Acclaim Entertainment, Inc. (software & services), Frontier Airlines (transportation) and Enterasys Networks, Inc. (software & services).

Q. What is your outlook for the remainder of 2002?
Although economic conditions are improving, a prolonged slide in the equity markets could derail the recovery. Consumer spending remained strong in the second quarter, however, any meaningful curtailment in this area, especially driven by a weak stock market, could tilt the economy back towards a recession. Given this risk and our current positioning, we may trim our consumer discretionary weighting during the third and fourth quarters. Furthermore, the Russell re-balancing poses additional near-term challenges for the portfolio on two fronts. First, the top end of the Russell's market cap range has declined significantly, from approximately $3 billion to $1.6 billion. Thus, we will be gradually migrating the Fund to smaller market cap stocks. Second, due to the increase in the financial sector's weighting in the recently re-balanced Russell benchmark, we will likely be selectively adding new financial services names.

HARTFORD MIDCAP HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF PHILLIP H. PERELMUTER]

      PHILLIP H. PERELMUTER
      Senior Vice President and Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
7/14/1997 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

               S&P MIDCAP
MIDCAP IA      400 INDEX
---------      ---------
 $10,000        $10,000
 $10,952        $10,982
 $11,381        $10,001
 $14,406        $11,826
 $21,869        $13,567
 $26,357        $16,367
 $26,434        $17,778
 $25,748        $17,224


AVERAGE ANNUAL RETURNS (Inception 7/14/1997)

                                              1 YEAR     5 YEARS       SINCE
                                                                     INCEPTION
MidCap IA                                     -3.54%      20.82%       20.99%
S&P 400                                       -4.71%      11.49%       11.57%

The chart represents a hypothetical investment in the Hartford MidCap HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 7/14/1997 would have been valued at $25,474 on 6/30/2002.

Hartford MidCap HLS Fund was closed to new and subsequent premium payments along with transfers of contract value as of the close of the New York Stock Exchange on June 29, 2001.



Q. How did the Fund perform?
Hartford MidCap HLS Fund returned -2.6% for the 6-months ended June 30, 2002. The Fund's return exceeded the -3.2% return for the S&P MidCap 400 Index, and the -5.1% return of Lipper Mid-Cap Core VA-UF Average over the same period.

Q. Why did the Fund perform this way?
The top three contributors to performance over this six-month period were Williams-Sonoma, Inc. (retail), Anthem, Inc. (insurance), and Mattel, Inc. (consumer non-durables). The Fund's relative outperformance can be attributed largely to the strength of its stock selection in the health care and financial sectors. The Fund was hurt by the poor performance of its telecommunications and technology holdings. The telecommunications stock American Tower Corp., Class A (communications) was among the largest detractors from performance. PerkinElmer, Inc. (electrical equipment) and Sanmina-SCI Corp. (electronics), were also among the worst-performing issues as they sold off in response to lower-than-expected earnings projections.

Q. What is your outlook for the remainder of 2002?
We continue to be positioned to benefit from an eventual upturn in the economy, which is evident in our meaningful underweight position in utilities and overweight position in the consumer discretionary and industrial sectors. While recent stock performance is disheartening, the macroeconomic data tell a more encouraging story. Productivity is beginning to accelerate and the country is experiencing the sharpest decline in unit labor costs in 20 years. Orders in some of the worst hit sectors - such as manufacturing - are starting to show sequential improvement. For example, the June manufacturing index of the Institute for Supply Management (formerly known as the National Purchasing Managers Association) rose again from May, and the production index has now reached its highest level since June of 1999. U.S. corporate profits - bolstered by the impact of a weaker dollar - should begin to turn up, and the long-awaited rebound in investment spending should occur, which will benefit many of the holdings in the Fund.

HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF ANDREW S. OFFIT]

      ANDREW S. OFFIT
      Senior Vice President & Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
4/30/2001 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

 INTERNATIONAL
    CAPITAL          MSCI EAFE
APPRECIATION IA        INDEX
---------------      ---------
    $10,000           $10,000
    $ 8,978           $ 9,264
    $ 7,351           $ 7,971
    $ 8,602           $ 8,528
    $ 8,844           $ 8,616
    $ 8,407           $ 8,411


AVERAGE ANNUAL RETURNS (Inception 4/30/2001)

                                              1 YEAR      SINCE INCEPTION
International Capital Appreciation IA         -6.36%          -13.81%
MSCI EAFE                                     -9.21%          -13.78%

The chart represents a hypothetical investment in the Hartford International Capital Appreciation HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 4/30/2001 would have been valued at $8,389 on 6/30/2002.



Q. How did the Fund perform?
Hartford International Capital Appreciation HLS Fund returned -2.3% for the 6-months ended June 30, 2002. The Fund underperformed both its benchmark and peer group. The MSCI EAFE index returned -1.4% and the Lipper International Funds VA-UF Average returned -1.7% over the same period.

Q. Why did the Fund perform this way?
The Fund seeks capital appreciation by investing primarily in growth companies. The slight underperformance during the period was driven primarily by stock selection within the industrials sector and an overweight allocation to the underperforming information technology sector. Two of our largest absolute contributors for the period, YUKOS, ADR (energy & services), a Russian oil company, and Hyundai Motor Co., Ltd. (transportation), the Korean car manufacturer, were identified early as improving situations and had better than expected results.

Q. What is your outlook for the remainder of 2002?
Looking forward, we are optimistic about the balance of 2002. While rate cuts are likely a thing of the past, we expect to see strengthening economic growth. The markets have time on their side - as we move through 2002, current business trends should improve and comparisons will become easier.

As always, the market environment proves to be both interesting and challenging for global investors. As volatility can cause periods of dislocation, it is increasingly important to pay attention to fundamentals and valuation parameters. Over the long term, we will continue to seek outperformance by identifying the winning sectors and companies.

HARTFORD CAPITAL APPRECIATION HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF SAUL J. PANNELL]

      SAUL J. PANNELL, CFA
      Senior Vice President and Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

    CAPITAL          S&P 500
APPRECIATION IA       INDEX
---------------      -------
    $10,000          $10,000
    $12,085          $10,834
    $14,611          $11,923
    $14,977          $12,080
    $19,508          $16,613
    $23,545          $10,421
    $28,806          $27,230
    $33,265          $35,007
    $45,725          $42,372
    $51,772          $38,515
    $48,181          $33,943
    $40,943          $29,480


AVERAGE ANNUAL RETURNS (Inception 4/2/1984)

                                             1 YEAR      5 YEARS      10 YEARS
Capital Appreciation IA                      -22.07%       8.70%       15.14%
S&P 500 Index                                -17.97%       3.66%       11.42%

The chart represents a hypothetical investment in the Hartford Capital Appreciation HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $40,044 on 6/30/2002.



Q. How did the Fund perform?
Hartford Capital Appreciation HLS Fund returned -15.0% for the 6-months ended June 30, 2002. The Fund's return trailed the -8.4% return for the Composite Index (S&P 500 40% and Russell 2500 60%), and that of the Lipper Multi-Cap Core VA-UF Average, which returned -12.0% over the same period.

Q. Why did the Fund perform this way?
The Fund has had a difficult year to date as the overall U.S. market finished its worst first-half period in over thirty years. The revelation of fraudulent practices at certain companies has been responsible, in part, for the market's overall heightened risk aversion. Our holdings in Adelphia Communications Corp. (media & entertainment) and WorldCom, Inc. (communications) detracted heavily from Fund performance. In each case, we had eliminated our positions before the final act unfolded in the situations, but were too late to escape the effects entirely. With respect to AOL Time Warner, Inc. (software & services), a holding that detracted from performance during the period, we believe the value of the stock is under-appreciated by the market and, along with the currently weak advertising market, will improve with the economic cycle.

Q. What is your outlook for the remainder of 2002?
We expect that, at some point soon, the market will reflect the strong likelihood that economic recovery will continue, interest rates will remain benign, and not all companies are fraudulent. This is the most risk-averse psychological market environment in our collective investment careers. We continue to use an opportunistic approach to portfolio construction, seeking performance in any and all segments of the equity universe. We believe superior performance will be reflected in a relative multiple upgrade among our holdings versus the broader market, regardless of the overall market direction.

HARTFORD VALUE OPPORTUNITIES HLS FUND (Formerly Fortis Value Series)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

      JAMES H. AVERILL
      Senior Vice President & Partner
      Wellington Management Company, LLP

      JAMES N. MORDY
      Senior Vice President & Partner
      Wellington Management Company, LLP

      DAVID R. FASSNACHT, CFA
      Senior Vice President, Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
5/1/1996 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

    VALUE         RUSSELL 3000      S&P BARRA
OPPORTUNITIES     VALUE INDEX*     VALUE INDEX
-------------     ------------     -----------
   $10,000          $10,000          $10,000
   $11,149          $11,452          $11,351
   $13,962          $15,441          $14,753
   $15,309          $17,526          $16,919
   $16,680          $18,691          $19,070
   $19,764          $20,194          $20,004
   $19,261          $19,319          $17,666
   $15,963          $18,566          $15,995


AVERAGE ANNUAL RETURNS (Inception 5/1/1996)

                                             1 YEAR      5 YEARS       SINCE
                                                                     INCEPTION
Value Opportunities IA                       -21.87%       4.76%        7.88%
Russell 3000 Value                            -7.75%       6.67%       10.55%
S&P Barra Value                              -18.07%       3.88%        7.91%

The chart represents a hypothetical investment in the Hartford Value Opportunities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 5/1/1996 would have been valued at $15,719 on 6/30/2002.

* The Fund has changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the Russell 3000 Value Index is better suited for the investment strategy of the fund.



Q. How did the Fund perform?
Hartford Value Opportunities HLS Fund returned -17.1% for the 6-months ended June 30, 2002. The Fund underperformed the Russell 3000 Value Index, which returned -3.9% and the Lipper Multi Cap Value VA-UF Average, which returned -8.4% over the same period.

Q. Why did the Fund perform this way?
Hartford Value Opportunities HLS Fund underperformed the benchmark in the 6-month period primarily due to stock selection in the telecommunication services and consumer discretionary sectors. However, strong stock selection in the health care sector positively contributed to the performance in the Fund during this period. Top three contributors to the performance were Oxford Health Plans, Inc. (insurance), Toll Brothers, Inc. (construction) and RenaissanceRe Holdings, Ltd. (insurance). Three greatest detractors were WorldCom, Inc. (communications), Adelphia Communications Corp. (media & entertainment) and Tyco International Ltd. (consumer non-durables).

Q. What is your outlook for the remainder of 2002?
Economic conditions are improving. The manufacturing sector is in an accelerating mode. Orders and production are posting solid gains. Consumer spending remains steady, and importantly supported by an improving labor market. Profits are at an inflection point. Second half earnings comparisons will show strong positive growth from a year ago. As this earnings recovery gets underway, business investment will begin to recover. With all of this good news on the economy, why is the stock market so gloomy? There has indeed been a disconnect between Main Street and Wall Street. In our judgment, it is external factors that have shaken the equity market and investor confidence, namely the cascade of corporate accounting scandals and heightened geopolitical risk. We do not believe that the poor equity market performance will derail the economic recovery, though it will delay any interest rate rise contemplated by the Federal Reserve.

HARTFORD GROWTH HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF ANDREW J. SHILLING]

      ANDREW J. SHILLING, CFA
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
4/30/2002 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

               RUSSELL 1000
GROWTH IA      GROWTH INDEX
---------      ------------
 $10,000          $10,000
 $ 9,758          $ 9,774
 $ 8,856          $ 8,954


CUMULATIVE RETURNS (Inception 4/30/2002)

                                                     SINCE INCEPTION
Growth IA                                                -10.46%
Russell 1000 Growth                                      -11.44%

The chart represents a hypothetical investment in the Hartford Growth HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 4/30/2002 would have been valued at $8,950 on 6/30/2002.



Q. How did the Fund perform?
Hartford Growth HLS Fund (inception was on 4/30/02) returned -10.5% for the 2-months ended June 30, 2002. The Fund's return exceeded the -11.4% return of the Russell 1000 Growth Index and trailed the Lipper Large Cap Growth VA-UF Average, which returned -10.0% over the same period.

Q. Why did the Fund perform this way?
In the Portfolio both stock selection and sector allocation were positive contributors to performance versus the market benchmark. Stock selection was particularly strong in Technology, offset somewhat by poor choices in Consumer Staples and Financials. Sector allocation was strong in Technology, given our underweight of that weak sector, and in Financials, which performed well, but was weak in Consumer Staples, which has held up well in an extremely vulnerable market. The top performers over this two-month period were Intuit, Inc. (software & services), Microsoft Corp. (software & services) and Boston Scientific Corp. (medical instruments & supplies), and the three most significant detractors were Pharmacia Corp. (drugs),Abbott Laboratories (drugs) and Intel Corp. (electronics).

Q. What is your outlook for the remainder of 2002?
Economic conditions continue to improve, although the performance of the stock market would lead one to believe otherwise. The manufacturing sector is accelerating, and orders and production are posting gains. Soon we should learn that GDP growth has been positive for three consecutive quarters. So why has the stock market de-coupled from an improving economic picture? The answer appears to have several facets. First, the economic recovery now appears to be more anemic than was previously discounted. Second, the sharp economic slowdown has unveiled a spectacular amount of accounting fraud, abuse, and executive dishonesty. A potential third reason for this de-linking of the stock market from economic trends arises from reduced prospective growth expectations. The coalescing of all of these factors has lead to a sharp valuation correction over the past two or so years, as the forward multiple on the S&P 500 has fallen from the mid-twenties to today's level of 16x or so. Today's interest rate environment would seem to support a higher average multiple on forward earnings. But the market cycles, from fear to greed, often overshoot at the extremes. Today, fear reigns and so, it is not surprising that we may be in a period where valuations decline to unusual levels despite low interest rates and an improving economic picture.

HARTFORD MIDCAP VALUE HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF JAMES N. MORDY]

      JAMES N. MORDY
      Senior Vice President & Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
4/30/2001 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

 MIDCAP        RUSSELL 2500
VALUE IA       VALUE INDEX
--------       -----------
 $10,000         $10,000
 $10,139         $10,408
 $ 8,234         $ 9,111
 $ 9,959         $10,593
 $10,776         $11,493
 $10,032         $11,092


AVERAGE ANNUAL RETURNS (Inception 4/30/2001)

                                              1 YEAR           SINCE
                                                             INCEPTION
MidCap Value IA                               -1.05%            0.28%
Russell 2500 Value                             6.59%            9.29%

The chart represents a hypothetical investment in the Hartford MidCap Value HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 4/30/2001 would have been valued at $10,011 on 6/30/2002.



Q. How did the Fund perform?
Hartford MidCap Value HLS Fund returned 0.7% for the 6-months ended June 30, 2002. The Fund's return trailed the 4.7% return for the Russell 2500 Value Index, but outperformed the Lipper Mid Cap Value VA-UF Average of -0.3% over the same period.

Q. Why did the Fund perform this way?
The Fund was severely hurt by its position in Adelphia Communications Corp. (media & entertainment). Our investment case was based on our positive view of cable fundamentals and a conviction that Adelphia's stock market valuation was substantially below the value of its assets. Even after the initial revelation of $2.1bn in debt guarantees, we felt our case was still intact. Our failure was in judging the character of management, upon whom we ultimately depended to realize those asset values. We liquidated this position as new revelations about the extent of the fraud forced the de-listing and eventual bankruptcy filing. We can still participate in any recoveries due shareholders through the courts. Several of the Fund's technology holdings also detracted from performance, however we continue to hold many of them as we see a disconnect between mid-to-long term upside potential and near term concerns which are weighing on the stocks. On the other hand, we enjoyed relatively good performance in areas like energy, health care and basic materials.

Q. What is your outlook for the remainder of 2002?
We continue to be positioned to leverage an upturn, and would point to a number of economic indicators that suggest the recovery is progressing. Consequently, we remain overweight industrials, technology, energy and certain areas of finance, while remaining underweight areas like consumer discretionary and utility stocks, where we see much less upside. Investor confidence may take longer to fully recover, and we certainly have a lot less tolerance for any management that is not fully candid and forthcoming with us.

HARTFORD FOCUS HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF RAND L. ALEXANDER]

      RAND L. ALEXANDER, CFA
      Senior Vice President,
      Partner and Director
      of U.S. Core Equities
      Wellington Management Company, LLP


ASSOCIATE PORTFOLIO MANAGER

  [PHOTO OF MAYA K. BITTAR]

      MAYA K. BITTAR, CFA
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
4/30/2001 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

               S&P 500
FOCUS IA        INDEX
--------       -------
 $10,000       $10,000
 $ 9,822       $ 9,963
 $ 8,381       $ 8,758
 $ 9,278       $10,394
 $ 9,303       $10,201
 $ 8,058       $ 8,281


AVERAGE ANNUAL RETURNS (Inception 4/30/2001)

                                                               SINCE
                                             1 YEAR          INCEPTION
Focus IA                                     -16.89%          -14.93%
S&P 500                                      -17.97%          -16.89%

The chart represents a hypothetical investment in the Hartford Focus HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 4/30/2001 would have been valued at $8,263 on 6/30/2002.



Q. How did the Fund perform?
Hartford Focus HLS Fund returned -20.3% for the 6-months ended June 30, 2002. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned -14.1% and the S&P 500 Index, which returned -13.2% over the same period.

Q. Why did the Fund perform this way?
The first half of 2002 proved to be tumultuous for U.S. equity investors. Continued concerns about global terrorism, constant turmoil in the Middle East, economic chaos in parts of South America, a weakening dollar, revelations of corporate malfeasance and accounting chicanery by a number of large corporations, resulted in one of the worst absolute and relative performance periods in recent history. The Fund's underperformance was due to our emphasis on large caps, our exposure to technology and health care, our underweights in consumer staples and consumer discretionary and significant declines in a number of our individual holdings. Recently, we made a number of changes to try to improve performance. We reduced our technology holdings early in the quarter and then rebuilt some positions towards the end of June, as valuations seemed to reflect the most negative possible scenario. We also eliminated a few companies like Tyco International Ltd. (consumer non-durables) and El Paso Corp. (utilities), where we lost confidence in management or are concerned about the outlook for the industry. The portfolio is diversified across a number of sectors, but the primary problem with performance has been our exposure to large capitalization companies such as GE which have undergone significant P/E compression during the period. While we view this as an opportunity to buy the best companies in the world at bargain prices, others have continued to liquidate their positions.

Q. What is your outlook for the remainder of 2002?
Going forward, there are some positives on the horizon. Interest rates are low and should remain low for the next three to six months at least. The economy in the U.S. is growing, although the pace has moderated from that of the first quarter. The accounting issues and corporate governance concerns should be addressed quite rapidly by most companies, hopefully helping to restore confidence in the system. The weak dollar should help U.S. multinationals grow revenues. And finally, valuations look quite reasonable unless earnings growth stalls over the next six months. So, while this has been a severely disappointing period for all investors, we see some reasons to be hopeful about the future.

HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

  [PHOTO OF ANDREW S. OFFIT]

      ANDREW S. OFFIT
      Senior Vice President and Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
9/30/1998 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

  GLOBAL         MSCI WORLD
LEADERS IA         INDEX
----------       ----------
  $10,000         $10,000
  $13,188         $12,122
  $19,830         $15,194
  $18,429         $13,231
  $15,373         $11,046
  $14,111         $10,095


AVERAGE ANNUAL RETURNS (Inception 9/30/1998)

                                             1 YEAR             SINCE
                                                              INCEPTION
Global Leaders IA                            -12.97%            9.62%
MSCI World                                   -14.89%            0.25%


The chart represents a hypothetical investment in the Hartford Global Leaders HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 9/30/1998 would have been valued at $14,016 on 6/30/2002.



Q. How did the Fund perform?
Hartford Global Leaders HLS Fund returned -8.2% for the 6-months ended June 30, 2002. The Fund outperformed the MSCI World Index, which returned -8.6%, but underperformed the Lipper Global Funds VA-UF Average, which returned -7.0% over the same period.

Q. Why did the Fund perform this way?
The Fund benefited from good stock selection in the consumer discretionary area, with holdings such as Peugeot Citroen S.A. (transportation) and Staples, Inc. (retail), and in the information technology sector, with holdings such as Samsung Electronics Co., Ltd. (electronics), Sony Corp. (electronics) and VeriSign, Inc. (software & services). The consumer discretionary sector has and should continue to benefit from the anticipated global economic recovery, as consumers regain confidence and accelerate their spending on non-essential items. Successful stock picking continues to be the primary focus of the market as well as of our process, rather than sector allocation.

Q. What is your outlook for the remainder of 2002?
Looking forward, we are optimistic about the balance of 2002. While rate cuts are likely a thing of the past, we expect to see strengthening economic growth. The markets have time on their side - as we move through 2002, current business trends should improve and comparisons will become easier.

As always, the market environment proves to be both interesting and challenging for global investors. As volatility can cause periods of dislocation, it is increasingly important to pay attention to fundamentals and valuation parameters. Over the long term, we will continue to seek outperformance by identifying the winning sectors and companies.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF TROND SKRAMSTAD]

      TROND SKRAMSTAD
      Senior Vice President, and Partner
      Wellington Management Company, LLP

ASSOCIATE PORTFOLIO MANAGER

  [PHOTO OF ANDREW S. OFFIT]

      ANDREW S. OFFIT
      Senior Vice President and Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

 INTERNATIONAL       MSCI AC FREE      MSCI EAFE
OPPORTUNITIES IA     ex US INDEX**     GDP INDEX*
----------------     -------------     ----------
    $10,000            $10,000          $10,000
    $ 9,448            $ 9,789          $ 9,428
    $12,634            $13,206          $12,645
    $12,389            $14,081          $13,683
    $14,115            $15,481          $15,272
    $15,941            $16,515          $16,503
    $15,995            $16,852          $17,519
    $18,100            $19,289          $22,269
    $25,314            $25,250          $29,257
    $20,984            $21,441          $24,779
    $17,054            $17,261          $19,346
    $16,617            $17,080          $19,417


AVERAGE ANNUAL RETURNS (Inception 7/2/1990)

                                             1 YEAR       5 YEARS     10 YEARS
Int'l. Opp. IA                                -7.91%       -1.12%       5.21%
MSCI AC Free ex US                            -8.17%       -1.70%       5.50%
MSCI EAFE GDP*                               -10.24%        0.96%       6.86%

The chart represents a hypothetical investment in the Hartford International Opportunities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $16,254 on 6/30/2002.

* The Morgan Stanley Europe Australia Far East GDP index.
**The Fund has changed its benchmark from the MSCI EAFE GDP Index to the MSCI AC
  World Free ex US Index because the MSCI AC World Free ex US Index is better suited for the investment strategy of the fund.



Q. How did the Fund perform?
Hartford International Opportunities HLS Fund returned -2.6% for the 6-months ended June 30, 2002. The Fund's return trailed both the -1.0% return for the MSCI All-Country World Free ex US Index, and the -1.7% return for the Lipper International VA-UF Average, over the same period.

Q. Why did the Fund perform this way?
Underperformance of the Fund was primarily two-fold: modestly negative country allocation and poor stock selection within certain regions. With respect to country allocation, the Fund's underweight position in Japan, overweight position in Hong Kong and the allocation to Latin America hurt the Fund's performance. During the first six months of the year, Japanese equities outperformed, helped by a significantly stronger yen. We reduced our position late in the second quarter because we found the Japanese market less compelling and felt that Japanese fundamentals have been more fully reflected in equity prices. Emerging market countries struggled during the period, hurt most by weakness within Latin America. We continued to underweight developed Asia ex-Japan, but maintained exposure to emerging Asia, resulting in a modest overweight in Asia ex-Japan as a whole. Asia outperformed the major developed regions for over a year now and we expect that it will continue to do so. With respect to stock selection, the Fund's holdings in Japanese and Asian ex-Japanese equities hurt the Fund's performance offsetting positive stock selection in Europe and the Emerging Markets. The Fund is currently poised for global economic recovery investing in those areas of the market that are attractively valued.

Q. What is your outlook for the remainder of 2002?
The global economy and markets are currently trending in opposite directions in a disconnect that has few precedents in history. The global economy, led by the U.S. and Asia ex-Japan, appears to be recovering reasonably well, albeit unspectacularly, from the recent, synchronized global slowdown. Global markets, on the other hand, continue to deflate in the aftermath of the late-1990s bubble. The most recent leg down in the markets has resulted in valuations more attractive than they have been in some time. We are cautiously optimistic that these increasingly attractive valuations, combined with the continuing positive economic news, will eventually turn the equity markets around. However, significant risks remain that could prolong the current malaise in the markets. The risks include additional corporate fraud revelations, violence in the Middle East, the war on terrorism, and fund flows out of equities. Barring major exogenous shocks, however, we believe that the gradually improving economy will drive an improvement in equity market returns going forward.

HARTFORD STOCK HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF RAND L. ALEXANDER]

      RAND L. ALEXANDER, CFA
      Senior Vice President, and Partner
      Wellington Management Company, LLP

ASSOCIATE PORTFOLIO MANAGER

  [PHOTO OF MAYA K. BITTAR]

      MAYA K. BITTAR, CFA
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

STOCK IA        S&P 500 INDEX
--------        -------------
  $10,000          $10,000
  $11,080          $10,834
  $12,669          $11,923
  $12,429          $12,080
  $16,667          $16,613
  $20,728          $20,421
  $27,232          $27,230
  $36,347          $35,007
  $43,538          $42,372
  $40,471          $38,515
  $35,521          $33,943
  $29,639          $29,480


AVERAGE ANNUAL RETURNS (Inception 8/31/1977)

                                             1 YEAR       5 YEARS     10 YEARS
Stock IA                                     -20.53%       3.22%       11.48%
S&P 500 Index                                -17.97%       3.66%       11.42%

The chart represents a hypothetical investment in the Hartford Stock HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $28,987 on 6/30/2002.



Q. How did the Fund perform?
Hartford Stock HLS Fund returned -16.6% for the 6-months ended June 30, 2002. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, return of -14.1% and the S&P 500 Index, return of -13.2% over the same period.

Q. Why did the Fund perform this way?
The first half of 2002 proved to be tumultuous for U.S. equity investors. Continued concerns about global terrorism, constant turmoil in the Middle East, economic chaos in parts of South America, a weakening dollar, revelations of corporate malfeasance and accounting chicanery by a number of large corporations, resulted in one of the worst absolute and relative performance periods in recent history. The best performing sectors on a relative basis were basic materials, consumer staples, energy, and financials. Conversely, the technology, telecom, utilities and health care sectors were quite weak. Small caps continued to outperform large caps, while value outperformed growth. The Fund's underperformance was due to our emphasis on large caps, our exposure to technology and health care, our underweights in consumer staples and consumer discretionary and significant declines in a number of our individual holdings. Recently, we made a number of changes to try to improve performance. We reduced our technology holdings early in the quarter due to evidence that the fallout from the bubble of 1999 and 2000 was more severe than we had originally thought. We increased our industrial and commercial weight in anticipation of better growth in that sector of the economy. Finally, we increased our health care exposure since many of the companies within this sector should benefit from a weaker dollar.

Q. What is your outlook for the remainder of 2002?
Going forward, there are some positives on the horizon. Interest rates are low and should remain low for the next three to six months at least. The economy in the U.S. is growing, although the pace has moderated from that of the first quarter. The accounting issues and corporate governance concerns should be addressed quite rapidly by most companies, hopefully helping to restore confidence in the system. The weak dollar should help U.S. multinationals grow revenues. And finally, valuations look quite reasonable unless earnings growth stalls over the next six months. So, while this has been a severely disappointing period for all investors, we see some reasons to be hopeful about the future.

HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF JAMES A. RULLO]

      JAMES A. RULLO, CFA
      Senior Vice President and Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
5/29/1998 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

GROWTH AND       S&P 500
INCOME IA         INDEX
----------       -------
 $10,000         $10,000
 $10,406         $10,406
 $ 9,619         $ 9,371
 $11,905         $11,365
 $12,415         $11,931
 $13,373         $12,771
 $12,540         $11,974
 $14,503         $13,754
 $13,684         $12,503
 $13,353         $11,665
 $12,587         $11,021
 $10,482         $ 9,572


AVERAGE ANNUAL RETURNS (Inception 5/29/1998)

                                             1 YEAR            SINCE
                                                             INCEPTION
Growth and Income IA                         -21.50%            1.16%
S&P 500 Index                                -17.97%           -1.07%

The chart represents a hypothetical investment in the Hartford Growth and Income HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 5/29/1998 would have been valued at $10,392 on 6/30/2002.



Q. How did the Fund perform?
Hartford Growth and Income HLS Fund returned -16.7% for the 6-months ended June 30, 2002. The Fund underperformed the S&P 500 index, which returned -13.2% and the Lipper Large Cap Core VA-UF Average, which returned -14.1% over the same period.

Q. Why did the Fund perform this way?
The Fund underperformed the benchmark during the period primarily due to returns in the consumer discretionary, industrials, and telecommunications services sectors. Within media, the Fund's exposure to AOL Time Warner, Inc. (software & services) and Adelphia Communications Corp. (media & entertainment) negatively impacted performance. In industrials, the overweight position in Tyco International Ltd. (consumer non-durables) accounted for over half of the Fund's relative underperformance during the period. Also in industrials, holdings in WorldCom, Inc. (communications) detracted heavily from performance.

Q. What is your outlook for the remainder of 2002?
We believe that a key variable to the speed and magnitude of this recovery will be consumer spending, which accounts for almost 2/3 of the economic activity in the U.S. In the last year, the consumer has benefited from the strong housing market, tax cuts, and lower energy costs. For strong consumer demand to continue, job growth must continue to improve. We believe that corporate profit growth, another important variable in this economic recovery, will be stronger later this year and into 2003, and capital spending should then follow.

HARTFORD INDEX HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF RODGER METZGER]

      RODGER METZGER
      Vice President
      Hartford Investment Management Company


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth Of a $10,000 Investment

[LINE GRAPH]

HARTFORD INDEX      S&P 500
 HLS FUND IA         INDEX
--------------      -------
   $10,000          $10,000
   $10,796          $10,834
   $11,780          $11,923
   $11,891          $12,080
   $16,237          $16,613
   $19,824          $20,421
   $26,288          $27,230
   $33,665          $35,007
   $40,563          $42,372
   $36,709          $38,515
   $32,189          $33,943
   $27,890          $29,480


AVERAGE ANNUAL RETURNS (Inception 5/1/1987)

                                             1 YEAR       5 YEARS     10 YEARS
Index IA                                     -18.38%       3.19%       10.80%
S&P 500                                      -17.97%       3.66%       11.42%

The chart represents a hypothetical investment in the Hartford Index HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $27,246 on 6/30/2002.



Q. How did the Fund perform?
Hartford Index HLS Fund returned -13.4% for the 6-months ending June 30, 2002. The Fund underperformed its benchmark, the S&P 500 Index, which returned -13.2% and matched the Lipper S&P 500 Index Objective VA-UF Average, which returned -13.4% over the same period.

Q. Why did the Fund perform this way?
For the year, before expenses my fund was minus 5 basis points relative to the S&P 500 Index. All other underperformance would be attributed to expenses of one form or another.

The slight underperformance of the Fund versus the S&P 500 Index can be attributed to factors such as investing cashflows in an up market or divesting in a declining market and the implied yield in the short term market which can be lower than the implied yield in the S&P 500 stock index futures. The index is not subject to these market and trading costs (such as commission paid for executions).

Q. What is your outlook for the remainder of 2002?
Obviously the question of the day is what is next for the market. My answer lies somewhere in a discussion about the economy and market valuation. If the economy can begin to recover, we will be bailed out by increasing earning estimates and growth rates. My concern is that the consumer, which has done the majority of the spending will go into a savings mode because of the weak equity market. This may delay the economic recovery which would cause analysts to reduce earnings for 2003 and temper any market rebound. Valuation remains a problem with the S&P 500 trading at a P/E multiple much higher than after a typical economic slowdown. In addition, concerns about gains (and losses) on net pension assets and the possibility of expensing stock options may push the "E" even lower than expected.

HARTFORD VALUE HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

      JOHN R. RYAN, CFA
      Senior Vice President & Managing Partner
      Wellington Management Company, LLP

INVESTMENT TEAM

      KAREN H. GRIMES, CFA
      Vice President
      Wellington Management Company, LLP

      STEVEN T. IRONS, CFA
      Vice President
      Wellington Management Company, LLP

      W. MICHAEL RECKMEYER, CFA
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
4/30/2001 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

                RUSSELL 1000
VALUE IA        VALUE INDEX
--------        -----------
 $10,000           $10,000
 $10,070           $ 9,998
 $ 9,140           $ 8,903
 $10,006           $ 9,559
 $10,026           $ 9,950
 $ 9,030           $ 9,103


AVERAGE ANNUAL RETURNS (Inception 4/30/2001)

                                             1 YEAR            SINCE
                                                             INCEPTION
Value IA                                     -10.32%           -8.37%
Russell 1000 Value                            -8.95%           -7.74%

The chart represents a hypothetical investment in the Hartford Value HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in Class IB shares at the Fund's inception of 4/30/2001 would have been valued at $9,011 on 6/30/2002.



Q. How did the Fund perform?
Hartford Value HLS Fund returned -9.8% for the 6-months ended June 30, 2002. The Fund underperformed the Russell 1000 Value Index of -4.8% and the Lipper Large-Cap Value VA-UF Average of -8.5% over the same period.

Q. Why did the Fund perform this way?
Stock selection in two of ten broad industry sectors was additive to the Fund's benchmark-relative performance in the 6-month period. Holdings in information technology and utilities were the largest contributors while holdings in consumer discretionary, telecommunications and industrials detracted the most from results. Stocks that contributed the most to relative results were Washington Mutual, Inc. (banks), National City Corp. (banks), Dollar General Corp. (retail) and Family Dollar Stores, Inc. (retail). Stocks held during the 6-month period that detracted the most from benchmark-relative results were Adelphia Communications Corp. (media & entertainment), Comcast Corp., Class A (media & entertainment) and Hewlett-Packard Co. (computers & office equipment).

Q. What is your outlook for the remainder of 2002?
Although the stock market is exhibiting unprecedented weakness for an economic recovery, we expect that a sustainable U.S. expansion will continue during the next 12 months. The jump in the first quarter GDP aside, we expect this recovery to be more moderate than is typical largely because of the moderate nature of the recession that preceded it. We expect consumer spending to decelerate somewhat, particularly if automotive and housing markets soften, but economic growth should be sustained by a rebound in industrial activity. The two key ingredients leading to this rebound are an inventory cycle and the lower dollar. These factors should boost corporate profits, which in turn will drive a new capital spending cycle.

While the NASDAQ meltdown, corporate greed, accounting miscues, and journalistic hyperbole are occupying center stage now, the most important investment factor as we enter the third quarter is the nascent economic recovery. In effect, the long ignored blemishes that accompanied the previous expansion are now the objects of obsession. Our optimistic leanings on the economy could be buttressed by a stabilization in equity markets, an orderly decline in the U.S. dollar, and an improvement in corporate profits. These economic stories could emerge and support the unfolding of a broad-based economic recovery. A better economy also will moderate the negative effect of potential or actual geopolitical turbulence on consumer and business sentiment.

HARTFORD DIVIDEND AND GROWTH HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF EDWARD P. BOUSA]

      EDWARD P. BOUSA, CFA
      Vice President
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
3/9/1994 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

DIVIDEND AND       S&P 500
 GROWTH IA          INDEX
------------       -------
  $10,000          $10,000
  $10,188          $10,062
  $13,894          $12,371
  $17,076          $17,013
  $22,521          $22,687
  $26,219          $29,207
  $27,634          $35,352
  $30,661          $32,114
  $30,229          $29,962
  $29,422          $28,299
  $28,209          $24,556


AVERAGE ANNUAL RETURNS (Inception 3/9/1994)

                                             1 YEAR      5 YEARS       SINCE
                                                                     INCEPTION

Dividend and Growth IA                        -6.68%      6.67%        13.28%
S&P 500 Index                                -17.97%      3.66%        11.41%

The chart represents a hypothetical investment in the Hartford Dividend and Growth HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 3/9/1994 would have been valued at $27,706 on 6/30/2002.



Q. How did the Fund perform?
Hartford Dividend and Growth HLS Fund returned -4.1% net of fund expenses for the 6-months ended June 30, 2002. The Fund outperformed its competitive group as represented by the Lipper Equity Income VA-UF Average, which provided a return of -6.6% and the S&P 500 Index, which provided return of -13.2% over the same period.

Q. Why did the Fund perform this way?
In line with our dividend-oriented style, the Fund continues to be underweight in the information technology sector. This underweight position relative to the S&P 500 Index was the greatest contributor to the Fund's outperformance during the period. Furthermore, strong stock selection in industrials and utilities also helped performance.

Among the stocks which contributed positively to performance in the Fund were Wachovia Corp. (banks), Weyerhaeuser Co. (forest & paper products), Procter & Gamble Co. (The) (consumer non-durables) and Franklin Resources, Inc. (financial services). The Fund also had a few disappointments during the 6-month period including International Business Machines Corp. (computers & office equipment), Citigroup, Inc. (banks), Abbott Laboratories (drugs) and AOL Time Warner, Inc. (software & services).

Q. What is your outlook for the remainder of 2002?
The economy is improving at a moderate pace, but is not likely to rapidly accelerate because of the already-strong consumer. The big driver of growth is likely to be in the industrial sector where the weak dollar is providing a boost. Although terrorism is a concern, it does not seem to be affecting the economy, with the exception of the airline industry.

Our focus on discovering high quality companies at low valuations has served us well over the long term, and especially during the last two years. We expect to be researching many new names, as we look to take advantage of investment opportunities resulting from recent market volatility.

HARTFORD GLOBAL ADVISERS HLS FUND
     (Formerly Hartford International Advisers HLS Fund)
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

      ANDREW S. OFFIT
      Senior Vice President and Partner
      Wellington Management Company, LLP

      ROBERT EVANS
      Senior Vice President and Partner
      Wellington Management Company, LLP

      SCOTT M. ELLIOTT, CFA
      Senior Vice President and Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
3/1/1995 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

                                    LEHMAN BROTHERS
  GLOBAL          MSCI WORLD       GLOBAL AGGREGATE
ADVISERS IA         INDEX            INDEX USD HGD
-----------       ----------       ----------------
  $10,000          $10,000              $10,000
  $11,584          $12,135              $11,378
  $12,950          $13,834              $11,842
  $13,665          $16,079              $11,338
  $15,489          $20,067              $13,355
  $19,077          $25,152              $12,678
  $17,812          $21,902              $12,344
  $16,699          $18,299              $16,835
  $16,089          $16,709              $14,845


AVERAGE ANNUAL RETURNS (Inception 3/1/1995)

                                              1 YEAR     5 YEARS       SINCE
                                                                     INCEPTION
Global Advisers IA                            -5.10%       2.84%        6.70%
MSCI World                                   -14.89%       0.88%        7.25%
LEHMAN AGGREGATE                               9.38%       4.35%        5.53%

The charts represent a hypothetical investment in the Hartford Global Advisers HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares at the Fund's inception of 3/1/1995 would have been valued at $15,825 on 6/30/2002.



Q. How did the Fund perform?
Hartford Global Advisers HLS Fund returned -3.7% for the 6-months ended June 30, 2002. The Fund underperformed its peer group, the Lipper Global Flexible VA-UF Average, which returned -2.5%. However, Fund performance was in line with the Composite Index (Morgan Stanley Capital International World Index 55%, Lehman Brothers Global Aggregate Index 35% and 90 day Treasury Bills 10%), which also returned -3.7% over the same period.

Q. Why did the Fund perform this way?
Global equity markets were down for the first six months of the year, as demonstrated by the -8.6% return of the MSCI World index. The Fund's equity portfolio outperformed its benchmark, benefiting from strong stock selection in information technology and consumer discretionary. Technology holdings Samsung Electronics Co., Ltd. (electronics) and Oracle Corp. (software & services) and Consumer Discretionary holdings Peugeot Citroen S.A. (transportation) and Staples, Inc. (retail) were among the Fund's top performers for the period. However, the overweight position in technology was a slight detractor, since this sector was one of the worst performers globally. The fixed income portion also outperformed its benchmark, and this portfolio's positive return helped cushion the impact of negative performance in the global equity markets.

Q. What is your outlook for the remainder of 2002?
As we start the third quarter, we believe the global economic expansion will slowly unfold as companies restructure balance sheets via capital investment and debt reduction; and rebuild earnings via cost reductions. This environment will keep global growth, inflation, and government interest rates lower and credit spreads wider than normal. Accordingly, we remain careful with duration and credit risk across the fixed income portion of the Fund. As always, the market environment proves to be both interesting and challenging for global equity investors. While volatility can cause periods of dislocation, this is good news for the Fund overall. By their very nature, global leaders have superior products, market share, and management, making them desirable investments, especially in turbulent times. Over the long term, as long as we continue to identify the winning sectors and companies, the equity portion of Fund should succeed and outperform.

HARTFORD ADVISERS HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

  [PHOTO OF RAND L. ALEXANDER]

      RAND L. ALEXANDER, CFA
      Senior Vice President, Partner
      Wellington Management Company, LLP

  [PHOTO OF PAUL D. KAPLAN]

      PAUL D. KAPLAN
      Senior Vice President, Partner
      Wellington Management Company, LLP


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

                                LEHMAN BROTHERS
                  S&P 500        GOVT./CREDIT
ADVISERS IA        INDEX          BOND INDEX
-----------       -------       ---------------
  $10,000         $10,000           $10,000
  $10,800         $10,834           $10,457
  $12,123         $11,923           $11,476
  $11,792         $12,080           $11,141
  $15,133         $16,613           $13,200
  $17,644         $20,421           $13,677
  $21,967         $27,230           $15,002
  $27,383         $35,007           $16,303
  $30,282         $42,372           $16,167
  $30,056         $38,515           $18,048
  $28,661         $33,943           $19,568
  $25,814         $29,480           $20,310


AVERAGE ANNUAL RETURNS (Inception 3/31/1983)

                                             1 YEAR       5 YEAR     10 YEAR
Advisers IA                                  -10.84%       4.75%       9.95%
S&P 500 Index                                -17.97%       3.66%      11.42%
Lehman Brothers Govt./Credit                   9.62%       7.57%       7.34%

The chart represents a hypothetical investment in the Hartford Advisers HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $25,240 on 6/30/2002.



Q. How did the Fund perform?
Hartford Advisers HLS Fund returned -9.9% for the 6-months ended June 30, 2002. The Fund underperformed both the Lipper Flexible VA-UF Average, which returned -6.4% and the Composite Index (S&P 500 55%, Lehman Brothers Government Credit Bond Index 35%, and 90 day Treasury Bills 10%), which returned -6.1% over the same period.

Q. Why did the Fund perform this way?
Like the stock market, the bond market has been seeing ongoing weakness resulting from the continuing disclosure of corporate accounting and earnings questions. The negative environment has permitted the yields of U.S. Treasury securities to decline once again as investors seek a safe haven. Short- and intermediate-term Treasury yields have declined most sharply with the yields of longer dated Treasuries lagging. This pattern is perfectly consistent with the "safe haven" behavior of investors. The liquidity of the corporate bond market remains poor, particularly for those bonds where some questions on management or accounting behavior have arisen. Selling these bonds is very expensive. The mortgage sector has remained very strong, largely due to the negative environment in the corporate sector. Mortgage-backed securities insured or guaranteed by an agency of the U.S. Government appeal to investors due to the attractive yield spreads and because they are perceived to be free of the possibility of accounting scandal. Although this negative sentiment will end at some point, it is difficult to know when the end will occur. We therefore have assumed a somewhat more conservative asset allocation position and will look for a better opportunity to add to stocks when it appears that the economy is once again going to be the primary determinant of equity performance.

Q. What is your outlook for the remainder of 2002?
Going forward, there are some positives on the horizon. Interest rates are low and should remain low for the next three to six months at least. The economy in the U.S. is growing, although the pace has moderated from that of the first quarter. The accounting issues and corporate governance concerns should be addressed quite rapidly by most companies, hopefully helping to restore confidence in the system. The weak dollar should help U.S. multinationals grow revenues. And finally, valuations look quite reasonable unless earnings growth stalls over the next six months. So, while this has been a severely disappointing period for all investors, we see some reasons to be hopeful about the future.

HARTFORD HIGH YIELD HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF ALISON D. GRANGER]

      ALISON D. GRANGER, CFA
      Senior Vice President
      Hartford Investment Management Company


PERFORMANCE OVERVIEW
9/30/1998 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

                       LEHMAN BROTHERS HIGH
HIGH YIELD IA          YIELD CORPORATE INDEX
-------------          ---------------------
   $10,000                    $10,000
   $10,368                    $10,213
   $10,856                    $10,457
   $10,968                    $ 9,844
   $11,263                    $10,363
   $10,409                    $ 9,862


AVERAGE ANNUAL RETURNS (Inception 9/30/1998)

                                              1 YEAR           SINCE
                                                             INCEPTION
High Yield IA                                 -5.53%            1.07%
Lehman Brothers High Yield Corporate          -3.60%           -0.37%

The chart represents a hypothetical investment in the Hartford High Yield HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

A $10,000 investment in the Class IB shares at the Fund's inception of 9/30/1998 would have been valued at $10,335 on 6/30/2002.



Q. How did the Fund perform?
Hartford High Yield HLS Fund returned -7.6% for the 6-months ended June 30, 2002. The Fund underperformed both the Lehman Brothers High Yield Corporate Bond Index, which returned -4.8% and the Lipper High Current Yield VA-UF Average, which returned -3.5% over the same period.

Q. Why did the Fund perform this way?
Fund performance was aided by the increased exposure to bonds issued by companies in the chemical, metals and mining, paper, and oil and gas producer industries, as the market anticipated further economic growth. The Fund also benefited from its underweight to wireless telecommunications and cable companies, as weakness dominated these industries due to investor concerns that industry indebtedness is too high. The Fund's overweight in technology-related issues at the expense of lower-yielding gaming and lodging issuers were the principal sources of underperformance.

Q. What is your outlook for the remainder of 2002?
We will emphasize the Fund's holdings in industries and issuers with a high likelihood of improved cashflow and an emphasis on balance sheet repair, where their bond valuations do not yet reflect this potential. While our views are admittedly controversial, we believe that the valuations of select communications-related issues possess this profile. Apart from communications, opportunities remain in a variety of basic industry cyclical issues. The Fund remains underweighted to consumer cyclical industries such as retail, gaming, lodging, and homebuilding. These issues offer low-yielding investments relative to other alternatives. Recent relative weakness in consumer confidence indicates to us that future results may not be as positive as past results have been. We do not believe that the highly-leveraged, albeit resilient, U.S. consumer will provide a source of significant growth to the U.S. economic recovery.

HARTFORD BOND HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF ALISON D. GRANGER]

      ALISON D. GRANGER, CFA
      Senior Vice President
      Hartford Investment Management Company


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

             LEHMAN BROTHERS       LEHMAN BROTHERS
              U.S. AGGREGATE        GOVT./CREDIT
BOND IA        BOND INDEX*           BOND INDEX
-------      ---------------       ---------------
$10,000          $10,000               $10,000
$10,335          $10,457               $10,497
$11,392          $11,476               $11,655
$10,942          $11,141               $11,246
$12,965          $13,200               $13,410
$13,422          $13,677               $13,799
$14,946          $15,002               $15,146
$16,163          $16,303               $16,580
$15,837          $16,167               $16,224
$17,736          $18,048               $18,147
$19,275          $19,568               $19,690
$19,760          $20,310               $20,333


AVERAGE ANNUAL RETURNS (Inception 8/31/1977)

                                              1 YEAR    5 YEARS     10 YEARS
Bond IA                                        7.70%     7.26%        7.05%
Lehman Aggregate Bond                          8.62%     7.57%        7.34%
Lehman Brothers Govt./Credit Bond              8.25%     7.48%        7.35%

The chart represents a hypothetical investment in the Hartford Bond HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares since 6/30/1992 would have been valued at $19,326 on 6/30/2002.

* The Fund has changed its benchmark from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers U.S. Aggregate Bond Index because the Lehman Brothers U.S. Aggregate Bond Index is better suited for the investment strategy of the fund.



Q. How did the Fund perform?
Hartford Bond HLS Fund returned 2.5% for the 6-months ended June 30, 2002. The Fund overperformed the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 2.1% and underperformed the Lehman Brothers Aggregate Bond Index, which returned 3.8% over the same period.

Q. Why did the Fund perform this way?
The Fund benefited from its overweight to economically-sensitive corporate bonds in the mining, paper, chemical, and oil and gas industries. The Fund's underweight to U.S. Treasuries combined with the inclusion of some Treasury Inflation Protected Securities (TIPS) also contributed positively to returns. The Fund's position in euro-denominated European government short-maturity Treasuries aided performance as these issues yield significantly more than equivalent maturity U.S. Treasury issues.

The principal source that dragged on the Fund's performance, in spite of their attractive yield, was its holdings in high yield corporate bonds (including telecommunications).

Q. What is your outlook for the remainder of 2002?
In spite of the negative sentiment swirling around the corporate bond market, we are seeing signs that certain corporations are focusing on reducing leverage and improving their financial flexibility. Within corporates, Fund holdings particularly emphasize select telecommunications and technology issues, as well as basic industry cyclicals such as chemicals and metals and mining. We are de-emphasizing finance and consumer-sensitive securities, as we do not expect the consumer to lead the way toward higher economic growth. While the Fund is slightly underweighted to mortgages relative to its benchmark index, we have increased the Fund weighting to passthrough issues over the course of the quarter, having sold lower-yielding Treasuries to do so.

HARTFORD MORTGAGE SECURITIES HLS FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF PETER PERROTTI]

      PETER PERROTTI
      Senior Vice President
      Hartford Investment Management Company


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

  MORTGAGE                LEHMAN MORTGAGE
SECURITIES IA         BACKED SECURITIES INDEX
-------------         -----------------------
   $10,000                    $10,000
   $10,153                    $10,372
   $10,794                    $11,082
   $10,620                    $10,903
   $12,337                    $12,736
   $12,962                    $13,417
   $14,131                    $14,691
   $15,080                    $15,713
   $15,309                    $16,004
   $16,883                    $17,792
   $18,149                    $19,254
   $18,860                    $20,121


AVERAGE ANNUAL RETURNS (Inception 1/1/1985)

                                              1 YEAR      5 YEARS     10 YEARS
Mortgage Securities IA                         8.21%       7.03%        6.55%
Lehman Mortgage Backed Securities Index        8.98%       7.61%        7.24%

The chart represents a hypothetical investment in the Hartford Mortgage Securities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares since 6/30/1992 would have been valued at $18,404 on 6/30/2002.



Q. How did the Fund perform?
Hartford Mortgage Securities HLS Fund returned 3.9% for the 6-months ended June 30, 2002. The Fund underperformed both the Lehman Mortgage Backed Securities Index, which returned 4.5% and the Lipper U.S. Mortgage VA-UF Average, which returned 4.1% over the same period.

Q. Why did the Fund perform this way?
The economy appears to be on a path to recovery with the manufacturing sector showing signs of turning up and the consumer remaining resilient. Alan Greenspan and the Federal Open Market Committee continue to voice their belief in a pickup in growth with contained inflation. However, the markets remain focused on equity valuations and corporate scandals. The concerns about corporate credibility have increased questions about the speed and sustainability of an economic recovery.

Mortgages continue to perform well in this environment due to the fact they offer high yields and a safe haven from corporate credit concerns. Prepayments remain below the peaks of last fall, aiding the performance of the sector. The Mortgage market has outpaced comparable duration Treasuries by over one and a quarter percent for the year.

The Fund's performance benefited from holding a majority of Agency backed Mortgage Passthrough securities and a relatively small position in Treasury Inflation Protected Securities. However, the Fund was positioned more cautiously to protect against a rise in interest rates, which led to a lower return. Also, the Fund's holdings in Non-Agency securities were unable to keep pace with their agency counterparts, which slightly dragged on the returns of the Fund.

Q. What is your outlook for the remainder of 2002?
The economy appears to be on much better footing, although the power and sustainability of growth remains in question. Consumer spending has remained robust as strong discounting in autos and low mortgages rates have increased spending through the economic downturn. Manufacturing has turned up, but much of it is driven by the draw down in inventory, rather than a strong pickup in final demand. However, the lack of confidence in corporate leadership and the falling stock market has driven interest rates lower, and is likely to remain the near term focus. Demand for fixed income securities, including mortgages, is likely to remain robust over the near term.

Although we believe rates will move higher over the course of the year, the weak equity market is likely to keep interest rates lower over the near term. At current market level, the price upside of the mortgage sector is limited, but attractive yields and high credit quality will keep demand strong. With the steep Treasury yield curve, and a potential for a drop in implied volatility, mortgages should continue to perform well. We will continue to add to mortgages backed by 30-year collateral, which is the best place within the sector to express the above view.

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
      (Formerly Fortis U.S. Government Securities Series)
--------------------------------------------------------------------------------

PORTFOLIO MANAGER

  [PHOTO OF PETER PEROTTI]

      PETER PEROTTI, CFA
      Senior Vice President
      Hartford Investment Management Company


PERFORMANCE OVERVIEW
6/30/1992 - 6/30/2002
Growth of a $10,000 Investment

[LINE GRAPH]

                       LEHMAN BROTHERS
U.S. GOVERNMENT       INTERMEDIATE GOVT.
 SECURITIES IA           BOND INDEX
---------------       ------------------
   $10,000                 $10,000
   $10,395                 $10,403
   $11,377                 $11,254
   $10,645                 $11,058
   $12,644                 $12,653
   $12,923                 $13,166
   $14,097                 $14,183
   $15,348                 $15,384
   $15,051                 $15,461
   $16,828                 $17,079
   $18,091                 $18,518
   $18,850                 $19,783


AVERAGE ANNUAL RETURNS (Inception 3/24/1987)

                                              1 YEAR      5 YEAR      10 YEAR
U.S. Government Securities IA                  9.11%       7.23%       6.54%
Lehman Brothers Intermediate Govt. Bond        8.60%       7.23%       6.73%

The chart represents a hypothetical investment in the Hartford U.S. Government Securities HLS Fund. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance. A $10,000 investment in the Class IB shares on 6/30/1992 would have been valued at $18,388 on 6/30/2002.



Q. How did the Fund perform?
Hartford U.S. Government Securities HLS Fund returned 4.2% for the 6-months ended June 30, 2002. The Fund overperformed the Lipper General U.S. Government VA-UF Average, which returned 4.0% and underperformed the Lehman Brothers Intermediate Government Bond Index, which returned 4.5% over the same period.

Q. Why did the Fund perform this way?
The economy appears to be on a path to recovery with the manufacturing sector showing signs of turning up and the consumer remaining resilient. Alan Greenspan and the Federal Open Market Committee continue to voice their belief in a pickup in growth with contained inflation. However, the markets remain focused on equity valuations and corporate scandals. The concerns about corporate credibility have increased questions about the speed and sustainability of an economic recovery.

Mortgage-backed securities and agencies continue to perform well in this environment due to the fact they offer high yields and a safe haven from corporate credit concerns. Prepayments remain below the peaks of last fall, aiding the performance of the mortgage sector. The Mortgage market has outpaced comparable duration Treasuries by over one and a quarter percent for the year, with the agency market beating treasuries by half a percent.

The Fund's performance benefited from having a significant holding in agency-backed mortgage pass-through securities, which have performed very well throughout the year. The Fund's position in Treasury Inflation Indexed Securities, which offer good long-term value to a high quality fund also did well.

Q. What is your outlook for the remainder of 2002?
The economy appears to be on much better footing, although the power and sustainability of growth remains in question. Consumer spending has remained robust as strong discounting in autos and low mortgages rates have increased spending through the economic downturn. Manufacturing has turned up, but much of it is driven by the draw down in inventory, rather than a strong pickup in final demand. However, the lack of confidence in corporate leadership and the falling stock market has driven interest rates lower, and is likely to remain the near term focus. Demand for fixed income securities is likely to remain robust over the near term.

Although we believe rates will move higher over the course of the year, the weak equity market is likely to keep interest rates lower over the near term. At current market level, the price upside of the mortgage sector is limited, but attractive yields and high credit quality will keep demand strong. With the steep Treasury yield curve, and a potential for a drop in implied volatility, mortgages should continue to perform well. We will continue to add to mortgages backed by 30-year collateral, which is the best place within the sector to express the above view. We will also continue to add Treasuries to the Fund to help mitigate the refinancing risk of the mortgages, and maintain price upside if rates continue to drop in the near term.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          MARKET
 SHARES                                                                   VALUE
---------                                                                 ------
COMMON STOCKS -- 88.1%
            AUSTRIA -- 5.8%
    *55     Telekom Austria AG (Communications).........................  $  442
                                                                          ------

            CANADA -- 2.6%
     *6     AT&T Canada, Inc., Class B. (Communications)                     200
                                                                          ------

            FRANCE -- 4.5%
    *74     Orange S.A. (Communications)................................     340
                                                                          ------

            ITALY -- 12.4%
   +219     Olivetti S.p.A. (Communications)............................     233
    +59     Telecom Italia Mobile S.p.A.
              (Communications)..........................................     240
     89     Telecom Italia S.p.A. (Communications)......................     470
                                                                          ------

                                                                             943
                                                                          ------

            JAPAN -- 3.6%
    @@0     NTT DoCoMo, Inc. (Communications)...........................     271
                                                                          ------

            NETHERLANDS -- 4.5%
     73     Koninklijke KPN N.V. (Communications).......................     342
                                                                          ------

            SOUTH KOREA -- 2.4%
     *6     KT Freetel (Communications).................................     182
                                                                          ------

            SPAIN -- 2.2%
     *7     Telefonica S.A., ADR (Communications).......................     170
                                                                          ------

            UNITED KINGDOM -- 12.0%
   *116     BT Group PLC (Communications)...............................     442
     40     Cable & Wireless PLC (Communications).......................     101
    269     Vodafone Group PLC (Communications).........................     368
                                                                          ------

                                                                             911
                                                                          ------

            UNITED STATES OF AMERICA -- 38.1%
     +5     ALLTEL Corp. (Communications)...............................     235
     23     AT&T Corp. (Communications).................................     244
    *51     AT&T Wireless Services, Inc.
              (Communications)..........................................     296
     12     BellSouth Corp. (Communications)............................     365
   *+28     Citizens Communications Co. (Utilities).....................     237
   *+83     Nextel Partners, Inc. (Communications)......................     251
    +31     Qwest Communications International, Inc.
              (Communications)..........................................      87
     12     SBC Communications, Inc. (Communications)                        354
   *+41     Sprint PCS Group (Communications)...........................     185
     +8     Telefonos de Mexico S.A., ADR
              (Communications)..........................................     241
     10     Verizon Communications, Inc.
              (Communications)..........................................     381
    *32     WorldCom, Inc. (Communications).............................       3
                                                                          ------

                                                                           2,879
                                                                          ------

            Total common stocks.........................................  $6,680
                                                                          ======

PRINCIPAL                                                                 MARKET
AMOUNT                                                                    VALUE
---------                                                                 ------
SHORT-TERM SECURITIES -- 11.6%
  $ 883     Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.......................................  $  883
                                                                          ------

            Total short-term securities.................................  $  883
                                                                          ======



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $9,215).................    88.1%  $ 6,680
Total short-term securities (cost $883)...........    11.6       883
                                                    ------   -------

Total investment in securities
  (total cost $10,099)............................    99.7     7,563
Cash, receivables and other assets................     0.4        27
Securities lending collateral (See Note 2(i)).....    23.4     1,774
Payable for Fund shares redeeemed.................    (0.0)       (1)
Dividends payable.................................    (0.1)       (4)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (23.4)   (1,774)
                                                    ------   -------

Net assets........................................   100.0%  $ 7,585
                                                    ======   =======



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 19,000 shares outstanding.....................   $    19
Capital surplus.............................................    15,343
Accumulated undistributed net investment income.............        23
Accumulated undistributed net realized gain
  on investments............................................    (5,264)
Unrealized depreciation of investments......................    (2,536)
                                                               -------

Net assets..................................................   $ 7,585
                                                               =======



Class IA
  Net asset value per share ($5,889 / 14,749
    shares outstanding) (600,000 shares
    authorized)...................................   $0.40
                                                     =====
Class IB
  Net asset value per share ($1,696 / 4,251 shares
    outstanding) (200,000 shares authorized)......   $0.40
                                                     =====

DIVERSIFICATION BY INDUSTRY:
Communications..............................  85.0%  $6,443
Utilities...................................   3.1      237
                                              ----   ------
    Total common stocks.....................  88.1%  $6,680
                                              ====   ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                     VALUE
---------                                                                  -------
COMMON STOCKS -- 97.0%
            BANKS -- 47.4%
     19     Allied Irish Banks PLC......................................   $   258
     54     Australia & New Zealand Banking Group.......................       580
   *+20     BNP Paribas S.A. ...........................................     1,117
      6     Banco Latinoamericano de Exportaciones
              S.A., E Shares............................................        79
     +6     Banco Popular Espanol S.A. .................................       265
    +28     Bank of Bermuda Ltd. .......................................     1,244
    +34     Bank of Hawaii Corp. .......................................       941
     23     Citigroup, Inc. ............................................       885
    +13     Credit Agricole S.A. .......................................       293
    *29     Credit Suisse Group.........................................       910
      7     Fannie Mae..................................................       546
      7     Freddie Mac.................................................       404
     24     KeyCorp.....................................................       666
    @@0     Mitsubishi Tokyo Financial Group, Inc. .....................       297
     35     Royal Bank of Scotland Group PLC............................       984
     49     Sumitomo Bank...............................................       239
     18     Wachovia Corp. .............................................       691
                                                                           -------

                                                                            10,399
                                                                           -------

            FINANCIAL SERVICES -- 15.3%
     *5     BlackRock, Inc. ............................................       199
      7     Goldman Sachs Group, Inc. (The).............................       477
     *8     Investment Technology Group, Inc. ..........................       273
     +1     Lehman Brothers Holdings, Inc. .............................        31
     19     Merrill Lynch & Co., Inc. ..................................       786
      1     Morgan Stanley Dean Witter & Co. ...........................        26
      9     Takefuji Corp. .............................................       603
   +211     UniCredito Italiano S.p.A. .................................       953
                                                                           -------

                                                                             3,348
                                                                           -------

            INSURANCE -- 34.3%
     23     Ace Ltd. ...................................................       739
     17     Aegon N.V...................................................       359
    +10     Ambac Financial Group, Inc. ................................       665
     14     American International Group, Inc. .........................       935
    +23     Annuity & Life Re (Holdings), Ltd. .........................       423
    +20     Cincinnati Financial Corp. .................................       949
   *+29     Clark/Bardes, Inc. .........................................       665
     99     Lloyds Tsb Group PLC........................................       987
      9     MBIA, Inc. .................................................       520
      8     Marsh & McLennan Cos., Inc. ................................       802
    +15     Reinsurance Group of America, Inc. .........................       468
                                                                           -------

                                                                             7,512
                                                                           -------

            Total common stocks.........................................   $21,259
                                                                           =======


PRINCIPAL                                                                  MARKET
 AMOUNT                                                                     VALUE
---------                                                                  -------
SHORT-TERM SECURITIES -- 3.7%
            REPURCHASE AGREEMENT -- 3.7%
  $ 815     Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.......................................   $   815
                                                                           -------

            Total short-term securities.................................   $   815
                                                                           =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $21,628)................    97.0%  $21,259
Total short-term securities (cost $815)...........     3.7       815
                                                    ------   -------

Total investment in securities
  (total cost $22,443)............................   100.7    22,074
Cash, receivables and other assets................     1.1       235
Securities lending collateral (See Note 2(i)).....    26.3     5,753
Payable for securities purchased..................    (1.8)     (388)
Dividends payable.................................    (0.0)      (15)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (26.3)   (5,753)
                                                    ------   -------

Net assets........................................   100.0%  $21,906
                                                    ======   =======


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 24,418 shares outstanding..........................  $    24
Capital surplus..................................................   23,460
Accumulated undistributed net investment income..................      104
Accumulated undistributed net realized loss
  on investments.................................................   (1,313)
Unrealized depreciation of investments...........................     (369)
Unrealized depreciation of forward foreign currency
  contracts (See Note 2(g))@@@...................................       (1)
Unrealized appreciation of other assets and liabilities in
  foreign currencies.............................................        1
                                                                   -------
Net assets.......................................................  $21,906
                                                                   =======
Class IA
  Net asset value per share ($16,769 / 18,685 shares
  outstanding) (600,000 shares authorized).......................  $  0.90
                                                                   =======
Class IB
  Net asset value per share ($5,137 / 5,733 shares
  outstanding) (200,000 shares authorized).......................  $  0.90
                                                                   =======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                                  UNREALIZED
                                                     CONTRACT               DELIVERY             APPRECIATION
DESCRIPTION                  MARKET VALUE             AMOUNT                  DATE              (DEPRECIATION)
-----------                  ------------         ---------------         -------------         --------------
Australian Dollar (Buy)          $11                    $11                 7/3/2002                  $--
British Pound (Buy)               39                     39                 7/3/2002                  --
EURO (Buy)                        40                     41                 7/3/2002                    (1)
Japanese Yen (Buy)                17                     17                 7/3/2002                  --
Swiss Franc (Buy)                 17                     17                 7/3/2002                  --
                                                                                                      --
                                                                                                      $ (1)
                                                                                                      ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL HEALTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
COMMON STOCKS -- 98.6%
            CHEMICALS -- 4.0%
    101     Aventis S.A., ADR.................................   $  7,106
     78     Bayer AG..........................................      2,473
                                                                 --------

                                                                    9,579
                                                                 --------

            CONSUMER NON-DURABLES -- 4.2%
     31     AmerisourceBergen Corp. ..........................      2,326
    234     McKesson Corp. ...................................      7,655
                                                                 --------

                                                                    9,981
                                                                 --------

            DRUGS -- 54.3%
    362     Abbott Laboratories...............................     13,641
  *+224     Abgenix, Inc. ....................................      2,199
     41     Amersham PLC, ADR.................................      1,823
   +279     AstraZeneca PLC, ADR..............................     11,455
    *18     Biogen, Inc. .....................................        733
   *+73     Connetics Corp. ..................................        948
  *+364     Elan Corp. PLC....................................      1,991
    156     Eli Lilly & Co. ..................................      8,781
    *39     Forest Laboratories, Inc. ........................      2,740
    @18     Fujisawa Pharmaceutical Co., Ltd. ................        431
    218     Fujisawa Pharmaceutical Co., Ltd. ................      5,220
   *478     Genaera Corp. ....................................        851
   *260     Genzyme Corp. ....................................      5,004
   *150     Gilead Sciences, Inc. ............................      4,945
     67     GlaxoSmithKline PLC...............................      1,443
    *63     Ilex Oncology, Inc. ..............................        883
   *259     Immunex Corp. ....................................      5,779
  *+166     Medicines Co. (The)...............................      2,044
    156     Novartis AG.......................................      6,854
    388     Pharmacia Corp. ..................................     14,546
     76     Roche Holdings AG.................................      5,767
   *111     SangStat Medical Corp. ...........................      2,558
    421     Schering-Plough Corp. ............................     10,346
    *+6     Serono S.A., Class B..............................      4,075
    268     Shionogi & Co., Ltd. .............................      3,419
    182     Tanabe Seiyaku Co., Ltd. .........................      1,594
   *101     Vertex Pharmaceuticals, Inc. .....................      1,639
  *+163     ViroPharma, Inc. .................................        233
    *91     Watson Pharmaceuticals, Inc. .....................      2,302
    104     Wyeth.............................................      5,304
                                                                 --------

                                                                  129,548
                                                                 --------

            ELECTRICAL EQUIPMENT -- 2.4%
  *+181     Molecular Devices Corp. ..........................      3,218
    *92     Waters Corp. .....................................      2,448
                                                                 --------

                                                                    5,666
                                                                 --------

            HEALTH SERVICES -- 4.7%
     86     HCA, Inc. ........................................      4,076
    *56     Laboratory Corp. of American Holdings.............      2,566
   *+57     Respironics, Inc. ................................      1,931
    *61     Triad Hospitals, Inc. ............................      2,594
                                                                 --------

                                                                   11,167
                                                                 --------

            INSURANCE -- 3.0%
   *106     Anthem, Inc. .....................................      7,133
                                                                 --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 15.7%
     74     Bard (C.R.), Inc. ................................      4,210
    *76     Baxter International, Inc. .......................      3,378
    119     Beckman Coulter, Inc. ............................      5,943
    160     Becton, Dickinson & Co............................      5,519
   +174     Chugai Pharmaceutical Co., Ltd. ..................      2,082
    223     Eisai Co., Ltd. ..................................      5,731
    771     Gambro AB, B Shares...............................      5,075
    *41     St. Jude Medical, Inc. ...........................      2,991
   *150     Viasys Healthcare, Inc. ..........................      2,623
                                                                 --------

                                                                   37,552
                                                                 --------

            RESEARCH & TESTING FACILITIES -- 9.1%
  *+384     Amylin Pharmaceuticals, Inc. .....................      4,195
   *236     Applera Corp. -- Celera Genomics Group............      2,830
  *+144     CV Therapeutics, Inc. ............................      2,674
   *+76     Cephalon, Inc. ...................................      3,422
   *212     Ciphergen Biosystems, Inc. .......................        778
  *+183     Exelixis, Inc. ...................................      1,376
     58     Monsanto Co. .....................................      1,038
  *+352     Orchid Biosciences, Inc. .........................        465
  *+113     Regeneron Pharmeceuticals, Inc. ..................      1,635
   *195     Ribapharm, Inc. ..................................      1,776
   *211     Rigel Pharmaceutical, Inc. .......................        769
    *55     Telik, Inc. ......................................        691
                                                                 --------

                                                                   21,649
                                                                 --------

            RETAIL -- 1.0%
     78     CVS Corp. ........................................      2,387
                                                                 --------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                        --------
            SOFTWARE & SERVICES -- 0.2%
    *87     Eclipsys Corp.....................................   $    571
                                                                 --------
            Total common stocks...............................   $235,233
                                                                 ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.7%
            REPURCHASE AGREEMENT -- 0.7%
 $1,576     Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................   $  1,576
                                                                 --------
            Total short-term securities.......................   $  1,576
                                                                 ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $261,846)...............    98.6%  $235,233
Total short-term securities (cost $1,576).........     0.7      1,576
                                                    ------   --------
Total investment in securities
  (total cost $263,422)...........................    99.3    236,809
Cash, receivables and other assets................     0.9      2,329
Securities lending collateral (See Note 2(i)).....    10.5     25,002
Payable for securities purchased..................    (0.2)      (565)
Payable for Fund shares redeemed..................    (0.0)        (4)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (10.5)   (25,002)
Other liabilities.................................    (0.0)        (1)
                                                    ------   --------
Net Assets........................................   100.0%  $238,568
                                                    ======   ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL HEALTH HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 194,679 shares
  outstanding...................................  $    195
Capital surplus.................................   259,761
Accumulated undistributed net investment
  income........................................        81
Accumulated undistributed net realized gain on
  investments...................................     5,139
Unrealized depreciation of investments..........   (26,613)
Unrealized appreciation of other assets and
  liabilities in foreign currencies.............         5
                                                  --------
Net Assets......................................  $238,568
                                                  ========
Class IA
  Net Asset value per share ($195,348 / 159,307
    shares outstanding) (600,000 shares
    authorized).................................  $   1.23
                                                  ========
Class IB
  Net asset value per share ($43,220 / 35,372
    shares outstanding) (200,000 shares
    authorized).................................  $   1.22
                                                  ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $431 or 0.2% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 95.5%
            BUSINESS SERVICES -- 11.0%
   *151     Accenture Ltd. ...................................  $ 2,873
   *225     Cendant Corp. ....................................    3,579
    *16     Hotels.com........................................      684
   *+52     Resources Connection, Inc. .......................    1,390
                                                                -------

                                                                  8,526
                                                                -------

            COMMUNICATIONS -- 3.8%
    116     Motorola, Inc. ...................................    1,671
     90     Nokia Corp., ADR..................................    1,297
                                                                -------

                                                                  2,968
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 37.1%
   *111     Brocade Communications Systems, Inc. .............    1,935
   *541     Cisco Systems, Inc. ..............................    7,546
   *109     Dell Computer Corp. ..............................    2,841
   *156     EMC Corp. ........................................    1,180
    146     Hewlett-Packard Co. ..............................    2,233
     93     International Business Machines Corp. ............    6,706
    *65     Lexmark International, Inc. ......................    3,525
   *632     Maxtor Corp. .....................................    2,856
                                                                -------

                                                                 28,822
                                                                -------

            ELECTRONICS -- 7.4%
    *51     Fairchild Semiconductor International Corp.,
              Class A.........................................    1,244
    118     Intel Corp. ......................................    2,163
   *140     OmniVision Technologies, Inc. ....................    2,002
    *17     Xilinx, Inc. .....................................      384
                                                                -------

                                                                  5,793
                                                                -------

            MEDIA & ENTERTAINMENT -- 1.4%
    *46     USA Networks, Inc. ...............................    1,076
                                                                -------

            SOFTWARE & SERVICES -- 32.8%
   *113     AOL Time Warner, Inc. ............................    1,667
   *105     BISYS Group, Inc. (The)...........................    3,480
    145     First Data Corp. .................................    5,390
   *178     Microsoft Corp. ..................................    9,715
   *419     Oracle Corp. .....................................    3,969
   *131     Sun Microsystems, Inc. ...........................      658
  *+177     Vignette Corp. ...................................      348
   *179     i2 Technologies, Inc. ............................      264
                                                                -------

                                                                 25,491
                                                                -------

            TRANSPORTATION -- 6.0%
    *16     Expedia, Inc. ....................................      966
   *106     Sabre Holdings Corp. .............................    3,777
                                                                -------

                                                                  4,743
                                                                -------

            Total common stocks...............................  $77,419
                                                                =======


PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
SHORT-TERM SECURITIES -- 3.0%
            REPURCHASE AGREEMENT -- 3.0%
 $2,330     Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................  $ 2,330
                                                                -------

            Total short-term securities.......................  $ 2,330
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $92,455)................    99.5%  $77,419
Total short-term securities (cost $2,330).........     3.0     2,330
                                                     -----   -------

Total investment in securities (total cost
  $94,785)........................................   102.5    79,749
Cash, receivables and other assets................     4.5     3,516
Securities lending collateral (See Note 2(i)).....     1.4     1,084
Payable for securities purchased..................    (6.7)   (5,227)
Payable for Fund shares redeemed..................    (0.3)     (247)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................    (1.4)   (1,084)
                                                     -----   -------

Net assets........................................   100.0%  $77,791
                                                     =====   =======


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 229,179 shares outstanding.............  $     229
Capital surplus.............................................    178,504
Accumulated undistributed net investment loss...............       (365)
Accumulated undistributed net realized loss on
  investments...............................................    (86,467)
Unrealized depreciation of investments......................    (14,110)
                                                              ---------
Net assets..................................................  $  77,791
                                                              =========

Class IA
  Net asset value per share ($63,885 / 188,094
    shares outstanding) (600,000 shares
    authorized)...................................  $0.34
                                                    =====
Class IB
  Net asset value per share ($13,906 / 41,085
    shares outstanding) (200,000 shares
    authorized)...................................  $0.34
                                                    =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 91.6%
            AUSTRALIA -- 4.1%
    136     Australian Pipeline Trust (Metals, Minerals
              & Mining).......................................  $   179
    252     Computershare Ltd. (Computers &
              Office Equipment)...............................      311
   +230     David Jones Ltd. (Retail).........................      137
     39     Southern Cross Broadcasting Ltd. (Media
              & Entertainment)................................      198
  *+116     Village Roadshow Ltd. (Media
              & Entertainment)................................       78
                                                                -------

                                                                    903
                                                                -------

            BRAZIL -- 0.4%
    *14     Companhia de Concessoes Rodoviarias
              (Transportation)................................       82
                                                                -------

            CHINA -- 1.3%
  1,206     Beijing Capital International Airport Co., Ltd.
              (Transportation)................................      289
                                                                -------

            DENMARK -- 2.8%
     14     Novozymes AS, B Shares (Health Services)..........      326
     *3     Radiometer AS (Medical Instruments
              & Supplies).....................................      109
     *5     Topdanmark AS (Insurance).........................      170
                                                                -------

                                                                    605
                                                                -------

            FINLAND -- 2.3%
    +28     Pohjola Group PLC (Insurance).....................      501
                                                                -------

            FRANCE -- 10.4%
      3     CEGID (Business Services).........................      171
     +4     Camaieu (Apparel & Textile).......................      150
      5     Cegedim S.A. (Business Services)..................      318
    *12     Devoteam S.A. (Business Services).................      124
      2     Eiffage S.A. (Construction).......................      219
    *94     Gemplus International S.A. (Software
              & Services).....................................      135
    *30     Generale De Sante (Medical Instruments
              & Supplies).....................................      469
    *+4     Remy Cointreau S.A. (Food, Beverage
              & Tobacco)......................................      112
     10     Societe BIC S.A. (Computers &
              Office Equipment)...............................      416
     *1     Societe Virbac S.A. (Medical Instruments
              & Supplies).....................................      141
                                                                -------

                                                                  2,255
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            GERMANY -- 4.3%
      7     AWD Holding AG (Financial Services)...............  $   164
     16     GFK AG (Business Services)........................      291
     22     Jungheinrich AG (Machinery).......................      226
    *71     MWG-Biotech AG (Medical Instruments
              & Supplies).....................................       72
      8     Vossloh AG (Electrical Equipment).................      175
                                                                -------
                                                                    928
                                                                -------

            HONG KONG -- 1.9%
    224     Cosco Pacific Ltd. (Consumer Services)............  $   178
    776     Tingyi Holding Co. (Food, Beverage
              & Tobacco)......................................      236
                                                                -------
                                                                    414
                                                                -------

            IRELAND -- 0.6%
   *393     Parthus Technologies PLC
              (Electrical Equipment)..........................      126
                                                                -------

            ITALY -- 4.1%
    +93     Banca Poplare Di Milano (Banks)...................      377
     14     Ericsson S.p.A. (Communications)..................      367
     37     Esaote S.p.A. (Medical Instruments
              & Supplies).....................................      154
                                                                -------
                                                                    898
                                                                -------

            JAPAN -- 28.7%
     18     Asia Securities Printing Co., Ltd.
              (Business Services).............................       98
     57     Bank of Fukuoka Ltd. (Banks)......................      225
     12     Coca-Cola West Japan Co., Ltd. (Food,
              Beverage & Tobacco).............................      219
      6     FANCL Corp. (Consumer Durables)...................      213
      9     Fujimi, Inc. (Chemicals)..........................      178
     25     Hokuetsu Paper Mills Ltd. (Forest &
              Paper Products).................................      158
     13     Hutech Norin Co., Ltd. (Transportation)...........      163
    +20     Ines Corp. (Software & Services)..................      150
    +10     KYORIN Pharmaceutical Co., Ltd (Drugs)............      241
     25     Kikkoman Corp. (Food, Beverage
              & Tobacco)......................................      157
    +10     Kirin Beverage Corp. (Food, Beverage
              & Tobacco)......................................      165
    +22     Kissei Pharmaceutical Co., Ltd. (Drugs)...........      276
     98     Meiji Seika Kaisha Ltd. (Food, Beverage
              & Tobacco)......................................      351
    108     Mitsui-Soko Co., Ltd. (Transportation)............      218
     23     N.I.C. Corp. (Business Services)..................      319
     *8     Nagaileben Co., Ltd. (Banks)......................      208
     72     Nippon Shinyaku Co., Ltd. (Drugs).................      361
     23     SRL, Inc. (Health Services).......................      229
    +16     Santen Pharmaceutical Co., Ltd. (Drugs)...........      173
     62     Sekisui Chemical Co., Ltd.
              (Consumer Services).............................      212
    127     Shinko Securities Co., Ltd.
              (Financial Services)............................      242
   *@@0     Sky Perfect (Communications)......................      112
    +23     Sumitomo Bakelite Co., Ltd. (Chemicals)...........      167
      7     Suzuken Co., Ltd. (Drugs).........................      164
      7     TSURUHA Co., Ltd. (Consumer Durables).............      139
     53     Takuma Co., Ltd. (Machinery)......................      409
     29     Towa Pharmaceutical Co., Ltd. (Drugs).............      502
      9     Tsutsumi Jewelry Co., Inc. (Retail)...............      198
                                                                -------
                                                                  6,247
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            NETHERLANDS -- 6.4%
    +12     Arcadis N.V. (Research & Testing Facilities)......  $   120
    161     Getronics N.V. (Software & Services)..............      306
      4     IHC Caland N.V. (Energy & Services)...............      246
    *37     SNT Group N.V. (Business Services)................      512
      8     Volker Wessels Stevin N.V. (Construction).........      220
                                                                -------

                                                                  1,404
                                                                -------

            NEW ZEALAND -- 0.7%
     67     Tower Ltd. (Financial Services)...................      149
                                                                -------

            PORTUGAL -- 2.8%
     92     BPI-SGPS S.A. (Banks).............................      224
    *57     Vodafone Telecel-Comunicacoes
              Pessoais S.A. (Communications)..................      396
                                                                -------

                                                                    620
                                                                -------

            SPAIN -- 2.2%
    +23     Sociedad General de Aguas de Barcelona
              S.A. (Food, Beverage & Tobacco).................      268
    +50     Telefonica Publicidad e Informacion S.A.
              (Communications)................................      203
                                                                -------

                                                                    471
                                                                -------

            SWEDEN -- 3.2%
    @17     Alfa Laval AB (Business Services).................      167
    *21     Alfa Laval AB (Business Services).................      212
    @19     Gambro AB (Consumer Services).....................      109
    *35     Gambro AB (Consumer Services).....................      202
                                                                -------

                                                                    690
                                                                -------

            SWITZERLAND -- 1.1%
     10     Vontobel Holding AG (Banks).......................      242
                                                                -------

            UNITED KINGDOM -- 14.3%
     57     Abbot Group PLC (Energy & Services)...............      124
     76     Charter PLC (Metals, Minerals & Mining)...........      197
     10     Cobham PLC (Aerospace & Defense)..................      161
     57     Croda International PLC (Chemicals)...............      237
   *450     Express Dairies PLC (Food, Beverage
              & Tobacco)......................................      194
      7     French Connection Group (Retail)..................      103
     87     Logica (Energy & Services)........................      266
    124     Low & Bonar PLC (Consumer Non-
              Durables).......................................      138
    *20     Oxford Glycosciences PLC (Drugs)..................       80
    286     RM PLC (Software & Services)......................      321
    112     Securicor PLC (Consumer Services).................      202
   *129     Shanks Group PLC (Energy & Services)..............      334
   *111     Somerfield PLC (Food, Beverage
              & Tobacco)......................................      201
     42     UMECO PLC (Aerospace & Defense)...................      179
     23     Ultra Electronic Hldgs PLC
              (Electrical Equipment)..........................      153
    @68     Wood Group (John) PLC (Metals, Minerals
              & Mining).......................................      218
                                                                -------

                                                                  3,108
                                                                -------

            Total common stocks...............................  $19,932
                                                                =======

PREFERRED STOCKS -- 0.8%
            GERMANY -- 0.8%
      3     Hornbach Holding AG (Retail)......................  $   166
                                                                -------

            Total preferred stocks............................  $   166
                                                                =======

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 6.1%
 $1,320     Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $ 1,320
                                                                -------

            Total short-term securities.......................  $ 1,320
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $19,703)........   91.6%  $19,932
Total preferred stocks (cost $156)........    0.8       166
Total short-term securities (cost
  $1,320).................................    6.1     1,320
                                            -----   -------
Total investment in securities (total
  cost $21,179)...........................   98.5    21,418
Cash, receivables and other assets........    2.2       481
Securities lending collateral (See Note
  2(i))...................................   10.1     2,193
Payable for securities purchased..........   (0.7)     (119)
Payable for Fund shares redeeemed.........   (0.0)       (1)
Dividends payable.........................   (0.0)       (8)
Securities lending collateral payable to
  brokers (See Note 2(i)).................  (10.1)   (2,193)
                                            -----   -------
Net assets................................  100.0%  $21,771
                                            =====   =======


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000
  shares. authorized; 21,397 shares outstanding    $    21
Capital surplus..................................   21,312
Accumulated undistributed net investment
  income.........................................       74
Accumulated undistributed net realized gain
  on investments.................................      124
Unrealized appreciation of investments...........      239
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@..........       --
Unrealized appreciation of other assets and
  liabilities in foreign currencies..............        1
                                                   -------
Net assets.......................................  $21,771
                                                   =======


Class IA
  Net asset value per share ($17,846 / 17,535
    shares outstanding) (600,000 shares
    authorized)....................................  $1.02
                                                     =====
Class IB
  Net asset value per share ($3,925 / 3,862 shares
    outstanding) (200,000 shares authorized).......  $1.02
                                                     =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense........................   1.6%  $   340
Apparel & Textile..........................   0.7       150
Banks......................................   5.9     1,276
Business Services..........................  10.2     2,212
Chemicals..................................   2.7       582
Communications.............................   5.0     1,078
Computers & Office Equipment...............   1.4       311
Construction...............................   2.0       439
Consumer Durables..........................   3.5       768
Consumer Non-Durables......................   0.6       138
Consumer Services..........................   4.1       903
Drugs......................................   8.3     1,797
Electrical Equipment.......................   2.1       454
Energy & Services..........................   4.5       970
Financial Services.........................   2.5       555
Food, Beverage & Tobacco...................   8.8     1,903
Forest & Paper Products....................   0.7       158
Health Services............................   2.5       555
Insurance..................................   3.1       671
Machinery..................................   2.9       635
Media & Entertainment......................   1.3       276
Medical Instruments & Supplies.............   4.3       945
Metals, Minerals & Mining..................   2.7       594
Research & Testing Facilities..............   0.6       120
Retail.....................................   2.0       438
Software & Services........................   4.2       912
Transportation.............................   3.4       752
                                             ----   -------
    Total common stocks....................  91.6%  $19,932
                                             ====   =======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $494 or 2.3% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Buy)                       $24                $24            7/1/2002              $--

EURO (Buy)                        22                 22            7/3/2002               --

Japanese Yen (Sell)               16                 16            7/1/2002               --

Japanese Yen (Sell)               32                 32            7/2/2002               --

Japanese Yen (Sell)                7                  7            7/3/2002               --
                                                                                         ---
                                                                                         $--
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 98.3%
            APPAREL & TEXTILE -- 1.2%
     *44    Columbia Sportswear Co. ..........................  $  1,408
     *45    Genesco, Inc. ....................................     1,105
                                                                --------

                                                                   2,513
                                                                --------

            BANKS -- 5.2%
      48    Citizens Banking Corp. ...........................     1,382
    *@@0    Columbia Banking Systems, Inc. ...................         0
      23    Downey Financial Corp. ...........................     1,064
      35    FNB Corp. ........................................       975
      *4    Financial Federal Corp. ..........................       119
       8    Hancock Holding Co. ..............................       532
      68    Metris Cos., Inc. ................................       563
    *188    NetBank, Inc. ....................................     2,187
      37    People's Bank.....................................       969
      39    Staten Island Bancorp, Inc. ......................       739
      86    Sky Financial Group, Inc. ........................     1,821
      24    Whitney Holding Corp. ............................       738
                                                                --------

                                                                  11,089
                                                                --------

            BUSINESS SERVICES -- 3.1%
     *83    PRG-Schultz International, Inc. ..................     1,018
     *55    Per-Se Technologies, Inc. ........................       504
     *77    Right Management Consultants......................     2,015
    *317    UnitedGlobalCom, Inc., Class A....................       871
      23    Viad Corp. .......................................       606
     *46    Watson Wyatt & Co. Holdings.......................     1,119
     *58    eFunds Corp. .....................................       554
                                                                --------

                                                                   6,687
                                                                --------

            CHEMICALS -- 1.1%
      17    Cambrex Corp. ....................................       694
     126    Crompton Corp. ...................................     1,608
                                                                --------

                                                                   2,302
                                                                --------

            COMMUNICATIONS -- 3.0%
     *35    Arris Group, Inc. ................................       153
    *279    Harmonic, Inc. ...................................     1,020
     *47    IDT Corp. ........................................       763
     *58    IDT Corp..........................................       980
     *86    Powerwave Technologies, Inc. .....................       783
     *62    REMEC, Inc. ......................................       349
    *113    Tekelec...........................................       911
    *209    TeleCommunication Systems, Inc. ..................       418
    *178    US Unwired Inc. ..................................       500
    *421    Visual Networks, Inc. ............................       598
                                                                --------

                                                                   6,475
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 2.7%
     *36    Black Box Corp. ..................................     1,462
    *134    Cirrus Logic, Inc. ...............................     1,004
    *300    Maxtor Corp. .....................................     1,354
     *56    SanDisk Corp. ....................................       699
    *346    Western Digital Corp. ............................     1,124
                                                                --------

                                                                   5,643
                                                                --------

            CONSTRUCTION -- 1.1%
      11    Granite Construction, Inc. .......................       288
     *36    Jacobs Engineering Group, Inc. ...................     1,245
     *24    MAXIMUS, Inc. ....................................       773
                                                                --------

                                                                   2,306
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            CONSUMER DURABLES -- 2.1%
     *31    Cabot Microelectronics Corp. .....................  $  1,316
     *68    Furniture Brands International, Inc. .............     2,057
    *290    Sycamore Networks, Inc. ..........................     1,119
                                                                --------
                                                                   4,492
                                                                --------

            CONSUMER NON-DURABLES -- 1.3%
      65    Callaway Golf Co. ................................     1,031
     *44    Hain Celestial Group, Inc. .......................       808
     *32    Nautilus Group, Inc. .............................       988
                                                                --------
                                                                   2,827
                                                                --------

            CONSUMER SERVICES -- 0.6%
     *63    Prepaid Legal Services, Inc. .....................     1,250
                                                                --------

            DRUGS -- 6.0%
     *73    Abgenix, Inc. ....................................       713
     *92    Cubist Pharmaceuticals, Inc. .....................       869
    *177    Genzyme Molecular Oncology........................       447
    *109    Guilford Pharmaceuticals, Inc. ...................       821
     *47    Ilex Oncology, Inc. ..............................       655
     *64    NPS Pharmaceuticals, Inc. ........................       973
     *19    Neurocrine Biosciences, Inc. .....................       556
     *46    OSI Pharmaceuticals, Inc. ........................     1,098
    *110    Perrigo Co. ......................................     1,424
    *232    Praecis Pharmacueticals, Inc. ....................       808
     *87    SangStat Medical Corp. ...........................     1,988
    *383    Triangle Pharmaceuticals, Inc. ...................     1,037
     *84    Vertex Pharmaceuticals, Inc. .....................     1,369
     *43    ViroPharma, Inc. .................................        62
                                                                --------
                                                                  12,820
                                                                --------

            EDUCATION -- 1.0%
     *97    ITT Educational Services, Inc. ...................     2,123
                                                                --------

            ELECTRICAL EQUIPMENT -- 5.0%
    *282    Aclara Biosciences, Inc. .........................       485
     *69    Credence Systems Corp. ...........................     1,217
     *40    FLIR Systems, Inc. ...............................     1,687
     *56    Fisher Scientific International...................     1,571
    *144    Molecular Devices Corp. ..........................     2,554
      21    Roper Industries, Inc. ...........................       794
     *55    Therma-Wave, Inc. ................................       625
     *76    Veeco Instruments, Inc. ..........................     1,766
                                                                --------
                                                                  10,699
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- 6.1%
     *29    ATMI, Inc. .......................................  $    642
     *49    Actel Corp. ......................................     1,019
     *92    Aeroflex, Inc. ...................................       638
     *28    Benchmark Electronics, Inc. ......................       815
     *44    Cymer, Inc. ......................................     1,524
     *37    DuPont Photomasks, Inc. ..........................     1,215
      38    Helix Technology Corp. ...........................       775
    *452    MRV Communications, Inc. .........................       692
    *164    Manufacturers' Services Ltd. .....................       793
    *105    Mattson Technology, Inc. .........................       484
     *21    Moog, Inc. .......................................       888
     *24    Rayovac Corp. ....................................       435
    *244    SpeedFam-IPEC, Inc. ..............................     1,276
    *266    Stratos Lightwave, Inc. ..........................       426
     *38    Varian Semiconductor Equipment
              Associates, Inc. ...............................     1,279
                                                                --------

                                                                  12,901
                                                                --------

            ENERGY & SERVICES -- 4.4%
      95    Cabot Oil & Gas Corp. ............................     2,159
    *156    Chesapeake Energy Corp. ..........................     1,123
      75    Patina Oil & Gas Corp. ...........................     2,054
     *96    Unit Corp. .......................................     1,666
     *85    Veritas DGC, Inc. ................................     1,071
      60    XTO Energy, Inc. .................................     1,226
                                                                --------

                                                                   9,299
                                                                --------

            FINANCIAL SERVICES -- 4.2%
      38    Arden Realty, Inc. ...............................     1,067
      35    Camden Property Trust.............................     1,292
      20    Chelsea Property Group, Inc. .....................       669
      28    Cousins Properties, Inc. .........................       696
     *74    Investment Technology Group, Inc. ................     2,412
      39    Jefferies Group, Inc. ............................     1,629
      27    PS Business Parks, Inc. ..........................       954
                                                                --------

                                                                   8,719
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 1.6%
     *40    Constellation Brands, Inc. .......................     1,293
      93    Sensient Technologies Corp. ......................     2,124
                                                                --------

                                                                   3,417
                                                                --------

            FOREST & PAPER PRODUCTS -- 0.2%
      21    Schweitzer-Mauduit international, Inc. ...........       512
                                                                --------

            HEALTH SERVICES -- 4.0%
     *66    Coventry Health Care, Inc. .......................     1,873
     *79    Edwards Lifesciences Corp. .......................     1,837
     *92    MedCath Corp. ....................................     1,566
    *100    Varian, Inc. .....................................     3,308
                                                                --------

                                                                   8,584
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            INSURANCE -- 2.7%
     *58    Amerigroup Corp. .................................  $  1,577
     *74    Clark/Bardes, Inc. ...............................     1,690
      84    Reinsurance Group of America, Inc. ...............     2,573
                                                                --------
                                                                   5,840
                                                                --------

            MACHINERY -- 0.7%
     *63    Axcelis Technologies, Inc. .......................       710
     *43    Ultratech Stepper, Inc. ..........................       693
                                                                --------
                                                                   1,403
                                                                --------

            MEDIA & ENTERTAINMENT -- 3.6%
    *162    Argosy Gaming Co. ................................     4,598
     *55    Beasley Broadcast Group, Inc. ADR.................       804
     *49    Hollywood Entertainment Corp. ....................     1,022
    *306    Hollywood Media Corp. ............................       609
      20    Lee Enterprises, Inc. ............................       683
                                                                --------
                                                                   7,716
                                                                --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 3.9%
     *44    Ocular Sciences, Inc. ............................     1,174
      91    Owens & Minor, Inc. ..............................     1,788
     *70    PolyMedica Corp. .................................     1,790
     *74    Respironics, Inc. ................................     2,527
     *58    Viasys Healthcare, Inc. ..........................     1,008
                                                                --------
                                                                   8,287
                                                                --------

            METALS, MINERALS & MINING -- 2.7%
     114    General Cable Corp. ..............................       717
    *135    Global Power Equipment Group, Inc. ...............     1,337
     *49    Shaw Group, Inc. (The)............................     1,489
    *133    Stillwater Mining Co. ............................     2,159
                                                                --------
                                                                   5,702
                                                                --------

            REAL ESTATE -- 0.4%
      41    Reckson Associates Realty Corp. (REIT)............     1,008
                                                                --------

            RESEARCH & TESTING FACILITIES -- 5.1%
    *127    Amylin Pharmaceuticals, Inc. .....................     1,392
     *66    CV Therapeutics, Inc. ............................     1,221
     *21    Cephalon, Inc. ...................................       954
    *267    Ciphergen Biosystems, Inc. .......................       979
     *41    Gene Logic, Inc. .................................       568
    *214    Genzyme Corp.-Genzyme
              Biosurgery Division.............................       971
    *205    Incyte Genomics, Inc. ............................     1,487
     *45    Neurogen Corp. ...................................       523
     *82    Pharmacopeia, Inc. ...............................       702
     *80    Regeneron Pharmeceuticals, Inc. ..................     1,162
    *262    Sequenom, Inc. ...................................       925
                                                                --------
                                                                  10,884
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- 8.3%
     *98    AFC Enterprises, Inc. ............................  $  3,053
     *23    CEC Entertaining, Inc. ...........................       962
     *46    Chico's FAS, Inc. ................................     1,669
     *66    Hot Topic, Inc. ..................................     1,755
     *62    J Jill Group, Inc. (The)..........................     2,338
     *26    O'Reilly Automotive, Inc. ........................       706
     *24    Pacific Sunwear of California, Inc. ..............       541
     *49    RARE Hospitality International, Inc. .............     1,327
     *62    Too, Inc. ........................................     1,922
    *122    Tweeter Home Entertainment Group, Inc. ...........     1,990
     *55    Ultimate Electronics, Inc. .......................     1,433
                                                                --------

                                                                  17,696
                                                                --------

            RUBBER & PLASTICS PRODUCTS -- 0.8%
     *28    Reebok International Ltd. ........................       838
    *103    Vans, Inc. .......................................       840
                                                                --------

                                                                   1,678
                                                                --------

            SOFTWARE & SERVICES -- 10.7%
     *28    Activision, Inc. .................................       809
    *163    Actuate Corp. ....................................       731
     *99    Agile Software Corp. .............................       718
     *39    CSG Systems International, Inc. ..................       750
     *38    Caminus Corp. ....................................       222
     *33    CheckFree Corp. ..................................       508
     *11    Cognizant Technology Solutions Corp. .............       575
     *87    Documentum, Inc. .................................     1,042
     *93    Electronics for Imaging, Inc. ....................     1,484
     *78    Filenet Corp. ....................................     1,130
    *191    Gartner Group, Inc., Class A......................     1,932
    *204    IDX Systems Corp. ................................     2,657
     *27    Intrado, Inc. ....................................       527
     *36    Kronos, Inc. .....................................     1,098
     *84    Mentor Graphics Corp. ............................     1,199
    *200    Quovadx, Inc. ....................................     1,258
    *163    RSA Security, Inc. ...............................       784
     *87    Radiant Systems, Inc. ............................     1,135
     *66    Roxio, Inc. ......................................       472
    *554    SONICblue, Inc. ..................................       571
    *195    Trizetto Group....................................     1,670
     *97    Verity, Inc. .....................................     1,079
    *223    Vignette Corp. ...................................       440
                                                                --------

                                                                  22,791
                                                                --------

            TRANSPORTATION -- 4.7%
    *128    AirTran Holdings, Inc. ...........................       683
    *135    Atlantic Coast Airlines Holdings, Inc. ...........     2,923
     *11    ExpressJet Holdings, Inc. ........................       144
     *52    Kansas City Southern..............................       884
     *18    Landstar System, Inc. ............................     1,881
      23    Polaris Industries, Inc. .........................     1,495
      25    USFreightways Corp. ..............................       939
      40    Werner Enterprises, Inc. .........................       862
                                                                --------

                                                                   9,811
                                                                --------

            UTILITIES -- 0.8%
     *49    Waste Connections, Inc. ..........................  $  1,543
                                                                --------

            Total common stocks...............................  $209,017
                                                                ========


PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 5.4%
            REPURCHASE AGREEMENT -- 5.2%
$ 10,982    Joint Repurchase Agreement
              (See Note 2(d)) 1.884%
              due 07/01/02....................................  $  10,982
                                                                ---------

            U.S. TREASURY BILLS -- 0.2%
$    470    1.71% due 07/11/02................................        470
                                                                ---------

            Total short-term securities.......................  $  11,452
                                                                =========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $240,182).....     98.3%  $209,017
Total short-term securities (cost
  $11,452)..............................      5.4     11,452
                                           ------   --------

Total investment in securities (total
  cost $251,634)........................    103.7    220,469
Cash, receivables and other assets......      2.2      4,934
Payable for securities purchased........     (2.0)    (4,352)
Payable for Fund shares redeeemed.......     (3.9)    (8,320)
Other liabilities.......................      0.0        (86)
                                           ------   --------

Net assets..............................    100.0%  $212,645
                                           ======   ========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share;
  200,000 shares authorized; 15,86 shares
  outstanding.................................   $      159
Capital surplus...............................      325,726
Accumulated undistributed net investment
  loss........................................         (451)
Accumulated undistributed net realized loss
  on investments..............................      (81,700)
Unrealized depreciation of investments........      (31,165)
Unrealized appreciation of futures
  contracts ++................................           76
                                                 ----------

Net assets....................................   $  212,645
                                                 ==========



Class IA
  Net asset value per share ($212,321 / 15,836
    shares outstanding) (187,500 shares
    authorized)..................................   $13.41
                                                    ======
Class IB
  Net asset value per share ($324 / 24 shares
    outstanding) (12,500 shares authorized)......   $13.46
                                                    ======


    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

   ++  The Fund had 7 Russell 2000 September 2002 Futures contracts open as of
       June 30, 2002. These contracts had a value of $1,622 as of June 30, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $470.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
COMMON STOCKS -- 97.6%
            BANKS -- 4.5%
     164    American Express Co. .......................................  $  5,967
     149    Countrywide Credit Industries, Inc. ........................     7,194
     179    Fannie Mae..................................................    13,172
                                                                          --------

                                                                            26,333
                                                                          --------

            BUSINESS SERVICES -- 6.5%
    *197    AMN Healthcare Services, Inc. ..............................     6,897
  *1,187    Cendant Corp. ..............................................    18,843
     176    Manpower, Inc. .............................................     6,475
    *595    TeleTech Holdings, Inc. ....................................     5,677
                                                                          --------

                                                                            37,892
                                                                          --------

            CHEMICALS -- 1.7%
     253    Cambrex Corp. ..............................................    10,161
                                                                          --------

            COMMUNICATIONS -- 2.3%
     477    Nokia Corp., ADR............................................     6,908
    *312    UTStarcom, Inc. ............................................     6,295
                                                                          --------

                                                                            13,203
                                                                          --------

            COMPUTERS & OFFICE EQUIPMENT -- 4.9%
    *372    Apple Computer, Inc. .......................................     6,592
    *303    Brocade Communications Systems, Inc. .......................     5,291
     *67    CDW Computer Centers, Inc. .................................     3,150
    *158    Emulex Corp. ...............................................     3,566
    *470    Jabil Circuit, Inc. ........................................     9,920
                                                                          --------

                                                                            28,519
                                                                          --------

            CONSUMER NON-DURABLES -- 3.4%
     157    AmerisourceBergen Corp. ....................................    11,909
     246    McKesson Corp. .............................................     8,057
                                                                          --------

                                                                            19,966
                                                                          --------

            DRUGS -- 11.0%
     197    Abbott Laboratories.........................................     7,432
     161    AstraZeneca PLC, ADR........................................     6,597
     *89    Cubist Pharmaceuticals, Inc. ...............................       842
    *200    Genentech, Inc. ............................................     6,700
    *253    Genzyme Corp. ..............................................     4,868
    *348    Gilead Sciences, Inc. ......................................    11,436
    *260    Millennium Pharmaceuticals, Inc. ...........................     3,154
     *91    Neurocrine Biosciences, Inc. ...............................     2,610
     *69    OSI Pharmaceuticals, Inc. ..................................     1,645
     164    Pharmacia Corp. ............................................     6,138
     277    Schering-Plough Corp. ......................................     6,822
    *244    Watson Pharmaceuticals, Inc. ...............................     6,166
                                                                          --------

                                                                            64,410
                                                                          --------

            ELECTRICAL EQUIPMENT -- 2.3%
    *101    Teradyne, Inc. .............................................     2,374
    *356    Thermo Electron Corp. ......................................     5,874
    *151    Varian, Inc. ...............................................     4,982
                                                                          --------

                                                                            13,230
                                                                          --------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
            ELECTRONICS -- 10.8%
   *+489    Altera Corp. ...............................................  $  6,644
    *230    Celestica, Inc. ............................................     5,230
    *444    Fairchild Semiconductor International
              Corp., Class A............................................    10,794
    *458    Flextronics International Ltd. .............................     3,262
      89    Harman International Industries, Inc. ......................     4,364
    *210    International Rectifier Corp. ..............................     6,133
    *205    National Semiconductor Corp. ...............................     5,977
    *100    QLogic Corp. ...............................................     3,821
    *870    Sanmina-SCI Corp. ..........................................     5,490
    *487    Taiwan Semiconductor Manufacturing Co.,
              Ltd., ADR.................................................     6,329
   *+681    United Microelectronics Corp., ADR..........................     5,006
                                                                          --------
                                                                            63,050
                                                                          --------

            FINANCIAL SERVICES -- 3.5%
     169    Federated Investors, Inc., Class B..........................     5,856
     100    Goldman Sachs Group, Inc. (The).............................     7,342
     184    Merrill Lynch & Co., Inc. ..................................     7,432
                                                                          --------
                                                                            20,630
                                                                          --------

            FOOD, BEVERAGE & TOBACCO -- 1.2%
    *224    Constellation Brands, Inc. .................................     7,174
                                                                          --------

            HEALTH SERVICES -- 2.5%
   *+203    Cross Country, Inc. ........................................     7,655
     *36    DaVita, Inc. ...............................................       847
    *264    Edwards Lifesciences Corp. .................................     6,132
                                                                          --------
                                                                            14,634
                                                                          --------

            INSURANCE -- 3.5%
     114    Ambac Financial Group, Inc. ................................     7,654
     *83    Anthem, Inc. ...............................................     5,614
    *220    Prudential Financial, Inc. .................................     7,353
                                                                          --------
                                                                            20,621
                                                                          --------

            MACHINERY -- 2.9%
    *243    Lam Research Corp. .........................................     4,376
     137    Pentair, Inc. ..............................................     6,587
    *262    Terex Corp. ................................................     5,895
                                                                          --------
                                                                            16,858
                                                                          --------

            MEDIA & ENTERTAINMENT -- 2.6%
    *324    Cablevision Systems Corp. -- Rainbow
              Media Group, Class A......................................     2,831
    *205    Clear Channel Communications, Inc. .........................     6,558
    *305    Walt Disney Co. (The).......................................     5,768
                                                                          --------
                                                                            15,157
                                                                          --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 4.9%
     272    Beckman Coulter, Inc. ......................................    13,568
     170    DENTSPLY International, Inc. ...............................     6,271
     *39    St. Jude Medical, Inc. .....................................     2,873
    *332    Viasys Healthcare, Inc. ....................................     5,800
                                                                          --------
                                                                            28,512
                                                                          --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
COMMON STOCKS -- (CONTINUED)
            RESEARCH & TESTING FACILITIES -- 2.0%
    *457    Applera Corp. -- Celera Genomics Group......................  $  5,482
    *138    Cephalon, Inc. .............................................     6,229
                                                                          --------

                                                                            11,711
                                                                          --------

            RETAIL -- 10.4%
    *221    Abercrombie & Fitch Co. ....................................     5,331
    *352    AnnTaylor Stores Corp. .....................................     8,935
    *191    Electronics Boutique Holdings Corp. ........................     5,585
   *+420    Foot Locker, Inc. ..........................................     6,062
    *234    GameStop Corp. .............................................     4,910
  *1,050    Staples, Inc. ..............................................    20,691
    *146    Starbucks Corp. ............................................     3,616
    *232    Ultimate Electronics, Inc. .................................     6,016
                                                                          --------

                                                                            61,146
                                                                          --------

            SOFTWARE & SERVICES -- 6.8%
    *183    BISYS Group, Inc. (The).....................................     6,091
    *176    Certegy, Inc. ..............................................     6,531
    *185    Electronic Arts, Inc. ......................................    12,206
    *186    Intuit, Inc. ...............................................     9,233
   *+202    THQ, Inc. ..................................................     6,021
                                                                          --------

                                                                            40,082
                                                                          --------

            TRANSPORTATION -- 9.9%
     141    Carnival Corp., Class A.....................................     3,907
    *246    Continental Airlines, Inc., Class B.........................     3,883
     120    Harley-Davidson, Inc. ......................................     6,152
    *+52    JetBlue Airways Corp. ......................................     2,383
     105    Northrop Grumman Corp. .....................................    13,135
    +401    Royal Carrribean Cruises Ltd. ..............................     7,825
    *156    Sabre Holdings Corp. .......................................     5,578
     395    Southwest Airlines Co. .....................................     6,383
    *263    Yellow Corp. ...............................................     8,508
                                                                          --------

                                                                            57,754
                                                                          --------

            Total common stocks.........................................  $571,043
                                                                          ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.8%
            REPURCHASE AGREEMENT -- 0.8%
 $ 4,658    Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.......................................  $  4,658
                                                                          --------

            Total short-term securities.................................  $  4,658
                                                                          ========


                                                             MARKET
                                                             VALUE
                                                            --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $617,387)...............   97.6%  $571,043
Total short-term securities (cost $4,658).........    0.8      4,658
                                                    -----   --------

Total investment in securities
  (total cost $622,045)...........................   98.4    575,701
Cash, receivables and other assets................    2.2     13,057
Securities lending collateral (See Note 2(i)).....    3.8     22,143
Payable for securities purchased..................   (0.6)    (3,266)
Payable for Fund shares redeemed..................   (0.0)        (1)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (3.8)   (22,143)
Other liabilities.................................   (0.0)      (165)
                                                    -----   --------

Net assets........................................  100.0%  $585,326
                                                    =====   ========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 200,000
  shares authorized; 31,500 shares outstanding....  $     315
Capital surplus...................................    746,200
Accumulated undistributed net investment loss.....       (832)
Accumulated undistributed net realized loss
  on investments..................................   (114,013)
Unrealized depreciation of investments............    (46,344)
                                                    ---------
Net assets........................................  $ 585,326
                                                    =========


Class IA
  Net asset value per share ($585,093 / 31,487 shares
  outstanding) (187,500 shares authorized)..................   $18.58
                                                               ======
Class IB
  Net asset value per share ($233 / 13 shares
  outstanding) (12,500 shares authorized)...................   $18.58
                                                               ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 94.5%
            BUSINESS SERVICES -- 4.4%
    *331    AMN Healthcare Services, Inc. ....................  $ 11,581
   *+481    FreeMarkets, Inc. ................................     6,796
    *220    Iron Mountain, Inc. ..............................     6,773
    *433    RMH Teleservices, Inc. ...........................     2,976
    *281    Ticketmaster Online-CitySearch, Inc. .............     5,261
                                                                --------

                                                                  33,387
                                                                --------

            CHEMICALS -- 2.6%
     764    Crompton Corp. ...................................     9,743
     855    PolyOne Corp. ....................................     9,621
                                                                --------

                                                                  19,364
                                                                --------

            COMMUNICATIONS -- 0.8%
    *315    Titan Corp. (The).................................     5,765
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 2.1%
   1,869    Game Group PLC....................................     3,504
    *154    Logitech International S.A. ......................     7,174
    *650    Scientific Games Corp., Class A...................     5,159
                                                                --------

                                                                  15,837
                                                                --------

            CONSTRUCTION -- 2.8%
     225    Elcor Corp. ......................................     6,162
     426    Granite Construction, Inc. .......................    10,787
      35    M/I Schottenstein Homes, Inc. ....................     1,300
     *28    MTC Technologies, Inc. ...........................       524
     *84    WCI Communities, Inc. ............................     2,420
                                                                --------

                                                                  21,193
                                                                --------

            CONSUMER DURABLES -- 1.5%
     251    Hughes Supply, Inc. ..............................    11,254
                                                                --------

            CONSUMER NON-DURABLES -- 2.7%
   1,351    Swedish Match AB..................................    11,175
    *304    United Stationers, Inc. ..........................     9,255
                                                                --------

                                                                  20,430
                                                                --------

            CONSUMER SERVICES -- 0.9%
     204    G & K Services, Inc. .............................     7,002
                                                                --------

            DRUGS -- 6.0%
    *363    Abgenix, Inc. ....................................     3,558
    *467    ArQule, Inc. .....................................     3,154
    *467    Array BioPharma, Inc. ............................     4,502
    *290    NPS Pharmaceuticals, Inc. ........................     4,448
    *572    OraSure Technologies, Inc. .......................     3,715
    *423    SangStat Medical Corp. ...........................     9,709
    *702    Serologicals Corp. ...............................    12,846
    *187    Vertex Pharmaceuticals, Inc. .....................     3,036
                                                                --------

                                                                  44,968
                                                                --------

            ELECTRICAL EQUIPMENT -- 1.1%
    *347    Rudolf Technologies, Inc. ........................     8,643
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 7.3%
    *734    ASE Test Ltd. ....................................  $  7,121
    *311    ATMI, Inc. .......................................     6,962
    *345    Fairchild Semiconductor International Corp.,
              Class A.........................................     8,373
     333    Harman International Industries, Inc. ............    16,381
    *741    Pericom Semiconductor Corp. ......................     8,586
 *+2,146    Siliconware Precision Industries Co., ADR.........     7,404
                                                                --------
                                                                  54,827
                                                                --------

            ENERGY & SERVICES -- 5.5%
  *1,148    Chesapeake Energy Corp. ..........................     8,268
     211    Helmerich & Payne, Inc. ..........................     7,523
     358    Patina Oil & Gas Corp. ...........................     9,807
    *365    Wilbros Group, Inc. ..............................     6,203
     451    XTO Energy, Inc. .................................     9,287
                                                                --------
                                                                  41,088
                                                                --------

            FINANCIAL SERVICES -- 1.0%
     224    Federated Investors, Inc., Class B................     7,739
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 3.0%
     *18    American Italian Pasta Co. .......................       938
     585    Bunge Ltd. .......................................    12,342
    *282    Constellation Brands, Inc. .......................     9,036
                                                                --------
                                                                  22,316
                                                                --------

            HEALTH SERVICES -- 6.2%
    *207    AmSurg Corp. .....................................     5,430
    *234    Coventry Health Care, Inc. .......................     6,645
    *250    Cross Country, Inc. ..............................     9,449
    *288    Edwards Lifesciences Corp. .......................     6,686
    *595    Option Care, Inc. ................................     8,170
    *245    Triad Hospitals, Inc. ............................    10,364
                                                                --------
                                                                  46,744
                                                                --------

            HOTELS & GAMING -- 3.1%
     278    Fairmont Hotels & Resorts, Inc. ..................     7,163
   *+355    Multimedia Games, Inc. ...........................     7,740
   *+491    Station Casinos, Inc. ............................     8,760
                                                                --------
                                                                  23,663
                                                                --------

            INSURANCE -- 3.7%
    *456    Amerigroup Corp. .................................    12,436
    *319    Arch Capital Group Ltd. ..........................     8,980
  *1,301    HealthExtras, Inc. ...............................     6,596
                                                                --------
                                                                  28,012
                                                                --------

            MACHINERY -- 1.7%
    *287    Flowserve Corp. ..................................     8,559
    *163    Wet Seal, Inc. (The)..............................     3,953
                                                                --------
                                                                  12,512
                                                                --------

            MEDIA & ENTERTAINMENT -- 3.5%
    *552    AMC Entertainment, Inc. ..........................     7,845
    *474    Hollywood Entertainment Corp. ....................     9,799
    *785    Moore Corp., Ltd. ................................     9,007
                                                                --------
                                                                  26,651
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 7.0%
    *415    Armor Holdings, Inc. .............................  $ 10,575
     168    Beckman Coulter, Inc. ............................     8,390
     156    Cooper Cos., Inc. ................................     7,338
     267    DENTSPLY International, Inc. .....................     9,843
    *555    Hologic, Inc. ....................................     8,026
    *451    Steris Corp. .....................................     8,611
                                                                --------

                                                                  52,783
                                                                --------

            RESEARCH & TESTING FACILITIES -- 0.5%
   *+202    CV Therapeutics, Inc. ............................     3,767
                                                                --------

            RETAIL -- 12.4%
    *246    AC Moore Arts & Crafts, Inc. .....................    11,662
    *329    AFC Enterprises, Inc. ............................    10,283
    *435    Aeropostale, Inc. ................................    11,909
   *+425    Buca, Inc. .......................................     8,098
    *435    Chicago Pizza & Brewery, Inc. ....................     4,337
    *513    Goody's Family Clothing, Inc. ....................     5,909
    *253    Linens 'n Things, Inc. ...........................     8,299
    *292    O'Reilly Automotive, Inc. ........................     8,045
  *1,845    OfficeMax, Inc. ..................................    10,869
    *207    The Yankee Candle Co., Inc. ......................     5,610
    *453    ValueVision Media, Inc. ..........................     8,220
                                                                --------

                                                                  93,241
                                                                --------

            SOFTWARE & SERVICES -- 6.3%
  *2,057    Acclaim Entertainment, Inc. ......................     7,261
     *53    Acclaim Entertainment, Inc. ......................       188
  *1,791    Actuate Corp. ....................................     8,058
    *899    Borland Software Corp. ...........................     9,259
    *286    Gartner Group, Inc., Class B......................     2,687
    *526    Hyperion Solutions Corp. .........................     9,592
    *306    Perot Systems Corp. ..............................     3,337
    *376    PracticeWorks, Inc. ..............................     6,945
                                                                --------

                                                                  47,327
                                                                --------

            TRANSPORTATION -- 8.4%
    *421    Atlantic Coast Airlines Holdings, Inc. ...........     9,141
    *462    Brunswick Corp. ..................................    12,945
     357    CNF Transportation, Inc. .........................    13,566
      *5    JetBlue Airways Corp. ............................       223
    *201    Navistar International Corp. .....................     6,440
     371    SkyWest, Inc. ....................................     8,666
    *374    Yellow Corp. .....................................    12,101
                                                                --------

                                                                  63,082
                                                                --------

            Total common stocks...............................  $711,595
                                                                ========

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 5.6%
            REPURCHASE AGREEMENT -- 5.6%
 $41,869    Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................  $ 41,869
                                                                --------

            Total short-term securities.......................  $ 41,869
                                                                ========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $733,550)...............     94.5%  $711,595
Total short-term securities (cost $41,869)........      5.6     41,869
                                                     ------   --------

Total investment in securities (total cost
  $775,419).......................................    100.1    753,464
Cash, receivables and other assets................      2.7     20,549
Securities lending collateral
  (See Note 2(i)).................................      4.2     31,913
Payable for securities purchased..................     (2.6)   (19,338)
Payable for Fund shares redeemed..................     (0.2)    (1,426)
Securities lending collateral payable to
  brokers (See Note 2(i)).........................     (4.2)   (31,913)
Other liabilities.................................     (0.0)       (88)
                                                     ------   --------

Net assets........................................    100.0%  $753,161
                                                     ======   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 1,500,000
  shares authorized; 641,561 shares outstanding.............  $   64,156
Capital surplus.............................................     975,111
Accumulated undistributed net investment loss...............      (1,152)
Accumulated undistributed net realized loss
  on investments............................................    (263,011)
Unrealized depreciation of investments......................     (21,955)
Unrealized depreciation of forward foreign currency
  contracts (See Note 2(g))@@@..............................          (1)
Unrealized appreciation of other assets and liabilities
  in foreign currencies.....................................          13
                                                              ----------
Net assets..................................................  $  753,161
                                                              ==========


Class IA
  Net asset value per share ($684,137 / 582,462 shares
  outstanding) (1,125,000 shares authorized)................  $1.17
                                                              =====
Class IB
  Net asset value per share ($69,024 / 59,099 shares
  outstanding) (375,000 shares authorized)..................  $1.17
                                                              =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Swiss Franc (Sell)               $521               $520           7/1/2002              $(1)
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          MARKET
SHARES                                                                    VALUE
-------                                                                 ----------
COMMON STOCKS -- 99.4%
          APPAREL & TEXTILE -- 0.8%
     27   Liz Claiborne, Inc. ........................................  $      868
   *233   Mohawk Industries, Inc. ....................................      14,343
                                                                        ----------

                                                                            15,211
                                                                        ----------

          BANKS -- 9.9%
    700   Astoria Financial Corp. ....................................      22,423
   +535   Bank of Hawaii Corp. .......................................      14,986
    452   Countrywide Credit Industries, Inc. ........................      21,799
    332   Golden West Financial Corp. ................................      22,856
    693   Hibernia Corp., Class A.....................................      13,711
   +335   M&T Bank Corp. .............................................      28,704
 +1,729   Sovereign Bancorp, Inc. ....................................      25,851
    530   UnionBanCal Corp. ..........................................      24,849
   *130   Weatherford International Ltd. .............................       5,608
                                                                        ----------

                                                                           180,787
                                                                        ----------

          BUSINESS SERVICES -- 4.9%
  *+307   Iron Mountain, Inc. ........................................       9,484
   *712   Lamar Advertising Co., Class A..............................      26,512
 +1,035   Manpower, Inc. .............................................      38,030
   *697   Robert Half International, Inc. ............................      16,235
                                                                        ----------

                                                                            90,261
                                                                        ----------

          CHEMICALS -- 0.5%
    205   Rohm & Haas Co. ............................................       8,295
                                                                        ----------

          COMMUNICATIONS -- 0.5%
*+2,852   American Tower Corp., Class A...............................       9,839
                                                                        ----------

          COMPUTERS & OFFICE EQUIPMENT -- 0.6%
  1,370   Symbol Technologies, Inc. ..................................      11,645
                                                                        ----------

          CONSTRUCTION -- 1.0%
   +312   Lennar Corp. ...............................................      19,094
                                                                        ----------

          CONSUMER DURABLES -- 1.0%
    509   Newell Rubbermaid, Inc. ....................................      17,847
                                                                        ----------

          CONSUMER NON-DURABLES -- 5.8%
 +1,224   Callaway Golf Co. ..........................................      19,381
 *2,517   Mattel, Inc. ...............................................      53,050
  1,015   McKesson Corp. .............................................      33,198
                                                                        ----------

                                                                           105,629
                                                                        ----------

          DRUGS -- 3.3%
   *467   Gilead Sciences, Inc. ......................................      15,358
   *916   Millennium Pharmaceuticals, Inc. ...........................      11,132
   *682   Vertex Pharmaceuticals, Inc. ...............................      11,109
   *874   Watson Pharmaceuticals, Inc. ...............................      22,092
                                                                        ----------

                                                                            59,691
                                                                        ----------

          ELECTRICAL EQUIPMENT -- 2.6%
   *476   Tektronix, Inc. ............................................       8,913
   *850   Teradyne, Inc. .............................................      19,969
   *667   Waters Corp. ...............................................      17,820
                                                                        ----------

                                                                            46,702
                                                                        ----------

                                                                          MARKET
SHARES                                                                    VALUE
-------                                                                 ----------
          ELECTRONICS -- 2.6%
  *+539   International Rectifier Corp. ..............................  $   15,712
 *3,005   Sanmina-SCI Corp. ..........................................      18,963
  *+614   Vishay Intertechnology, Inc. ...............................      13,516
                                                                        ----------
                                                                            48,191
                                                                        ----------

          ENERGY & SERVICES -- 5.1%
  *+403   BJ Services Co. ............................................      13,643
    585   EOG Resources, Inc. ........................................      23,205
    421   GlobalSantaFe Corp. ........................................      11,525
   *334   Nabors Industries Ltd. .....................................      11,782
   *485   Noble Corp. ................................................      18,710
    410   Sunoco, Inc. ...............................................      14,615
                                                                        ----------
                                                                            93,480
                                                                        ----------

          FINANCIAL SERVICES -- 6.0%
   +163   Federated Investors, Inc., Class B..........................       5,649
    385   Franklin Resources, Inc. ...................................      16,399
 *3,001   Host Marriott Corp. ........................................      33,914
   *486   Investment Technology Group, Inc. ..........................      15,891
   +552   Legg Mason, Inc. ...........................................      27,240
    431   Waddell & Reed Financial, Inc., Class A.....................       9,887
                                                                        ----------
                                                                           108,980
                                                                        ----------

          FOOD, BEVERAGE & TOBACCO -- 2.9%
    443   Kellogg Co. ................................................      15,901
  1,198   Pepsi Bottling Group, Inc. (The)............................      36,896
                                                                        ----------
                                                                            52,797
                                                                        ----------

          FOREST & PAPER PRODUCTS -- 3.3%
  2,916   Abitibi-Consolidated, Inc. .................................      26,918
    625   Bowater, Inc. ..............................................      33,977
                                                                        ----------
                                                                            60,895
                                                                        ----------

          HEALTH SERVICES -- 1.2%
 *1,109   Health Management Associates, Inc.,
            Class A...................................................      22,338
                                                                        ----------

          INSURANCE -- 5.5%
    274   Ambac Financial Group, Inc. ................................      18,401
   *493   Anthem, Inc. ...............................................      33,252
   *360   Arch Capital Group Ltd. ....................................      10,126
    276   MBIA, Inc. .................................................      15,617
   *763   Principal Financial Group (The).............................      23,647
                                                                        ----------
                                                                           101,043
                                                                        ----------

          MACHINERY -- 6.0%
   *339   American Standard Cos., Inc. ...............................      25,466
    608   Ingersoll Rand Co. .........................................      27,761
*+1,581   Lam Research Corp. .........................................      28,431
    583   Parker-Hannifin Corp. ......................................      27,847
                                                                        ----------
                                                                           109,505
                                                                        ----------

          MEDIA & ENTERTAINMENT -- 3.3%
    453   Knight-Ridder, Inc. ........................................      28,511
    273   Scripps (E.W.) Co. (The), Class A...........................      21,010
  *+425   USA Networks, Inc. .........................................       9,969
                                                                        ----------
                                                                            59,490
                                                                        ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                          MARKET
SHARES                                                                    VALUE
-------                                                                 ----------
COMMON STOCKS -- (CONTINUED)
          MEDICAL INSTRUMENTS & SUPPLIES -- 4.0%
    448   Beckman Coulter, Inc. ......................................  $   22,348
    537   Becton, Dickinson & Co. ....................................      18,504
   *572   Boston Scientific Corp. ....................................      16,777
   *202   St. Jude Medical, Inc. .....................................      14,881
                                                                        ----------

                                                                            72,510
                                                                        ----------

          RESEARCH & TESTING FACILITIES -- 2.3%
  *+744   Applera Corp. -- Celera Genomics Group......................       8,934
  *+419   Cephalon, Inc. .............................................      18,938
   *+90   Quest Diagnostics, Inc. ....................................       7,755
  *+382   Regeneron Pharmeceuticals, Inc. ............................       5,541
                                                                        ----------

                                                                            41,168
                                                                        ----------

          RETAIL -- 6.4%
   *699   Abercrombie & Fitch Co. ....................................      16,850
   *619   Aramark Corp. ..............................................      15,473
   *203   BJ's Wholesale Club, Inc. ..................................       7,832
    615   Dillard's, Inc., Class A....................................      16,179
 *1,194   Staples, Inc. ..............................................      23,516
*+1,183   Williams-Sonoma, Inc. ......................................      36,273
                                                                        ----------

                                                                           116,123
                                                                        ----------

          RUBBER & PLASTICS PRODUCTS -- 2.9%
   +876   Goodyear Tire & Rubber Co. (The)............................      16,386
    432   NIKE, Inc., Class B.........................................      23,194
  *+311   Sealed Air Corp. ...........................................      12,516
                                                                        ----------

                                                                            52,096
                                                                        ----------

          SOFTWARE & SERVICES -- 9.2%
   *540   BISYS Group, Inc. (The).....................................      17,988
 *1,768   Cadence Design Systems, Inc. ...............................      28,503
   *544   Certegy, Inc. ..............................................      20,192
   *223   Electronic Arts, Inc. ......................................      14,716
*+1,684   Gartner Group, Inc., Class A................................      17,011
 *1,036   Intuit, Inc. ...............................................      51,487
  *+520   Symantec Corp. .............................................      17,069
                                                                        ----------

                                                                           166,966
                                                                        ----------

          TRANSPORTATION -- 4.5%
    310   CNF Transportation, Inc. ...................................      11,781
    527   CSX Corp. ..................................................      18,464
    222   Northrop Grumman Corp. .....................................      27,798
  *+686   Ryanair Holdings PLC, ADR...................................      23,938
                                                                        ----------

                                                                            81,981
                                                                        ----------

          UTILITIES -- 3.3%
  1,152   DPL, Inc. ..................................................      30,482
   +816   KeySpan Corp. ..............................................      30,731
                                                                        ----------

                                                                            61,213
                                                                        ----------

          Total common stocks.........................................  $1,813,777
                                                                        ==========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,748,597).........................     99.4%  $1,813,777
                                         ------   ----------

Total investment in securities (total
  cost $1,748,597)....................     99.4    1,813,777
Cash, receivables and other assets....      2.1       38,066
Securities lending collateral
  (See Note 2(i)).....................     10.2      185,714
Payable for securities purchased......     (1.4)     (25,418)
Payable for Fund shares redeemed......     (0.0)        (819)
Securities lending collateral payable
  to brokers (See Note 2(i))..........    (10.2)    (185,714)
Other liabilities.....................     (0.1)      (1,309)
                                         ------   ----------

Net assets............................    100.0%  $1,824,297
                                         ======   ==========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 2,000,000
  shares authorized; 896,082 shares outstanding.............  $    89,608
Capital surplus.............................................    1,782,618
Accumulated undistributed net investment income.............          345
Accumulated undistributed net realized loss on
  investments...............................................     (110,334)
Unrealized appreciation of investments......................       62,060
                                                              -----------

Net assets..................................................  $ 1,824,297
                                                              ===========



Class IA
  Net asset value per share ($1,714,951 / 842,163 shares
    outstanding) (1,500,000 shares authorized)..............  $2.04
                                                              =====
Class IB
  Net asset value per share ($109,346 / 53,919 shares
    outstanding) (500,000 shares authorized)................  $2.03
                                                              =====


  *  Non-income producing during the period.

  +  All or a portion of this security was on loan as of June 30, 2002. (See
     Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                          MARKET
 SHARES                                                                    VALUE
---------                                                                 -------
COMMON STOCKS -- 86.8%
            AUSTRALIA -- 2.1%
    +13     News Corp. Ltd., ADR (Media
              & Entertainment)..........................................  $   287
     40     Woolworths Ltd. (Food, Beverage
              & Tobacco)................................................      295
                                                                          -------

                                                                              582
                                                                          -------

            CANADA -- 3.0%
     41     CAE, Inc. (Energy & Services)...............................      337
     10     Canadian National Railway Co.
              (Transportation)..........................................      508
                                                                          -------

                                                                              845
                                                                          -------

            FINLAND -- 2.5%
     48     Nokia Oyj (Communications)..................................      707
                                                                          -------

            FRANCE -- 17.4%
     20     AXA (Financial Services)....................................      375
   *+10     BNP Paribas S.A.
            (Banks).....................................................      575
      7     Essilor International S.A. (Retail).........................      268
     +2     Hermes International (Apparel & Textile)....................      284
      3     Peugeot Citroen S.A. (Transportation).......................      156
    *17     Publicis Groupe (Business Services).........................      475
      5     Rodriguez Group (Construction)..............................      325
    +17     Societe Television Francaise 1 (Media
              & Entertainment)..........................................      447
    +10     Thales S.A. (Electronics)...................................      442
    *20     Thomson Multimedia (Electronics)............................      475
     +5     TotalFinaElf S.A., B Shares (Energy
              & Services)...............................................      763
      5     Unibail (Real Estate).......................................      333
                                                                          -------

                                                                            4,918
                                                                          -------

            GERMANY -- 4.7%
    @@0     Adidas AG (Apparel & Textile)...............................       33
    +14     Bayerische Vereinsbank AG (Banks)...........................      465
      1     Porsche AG (Transportation).................................      284
      9     Schering AG (Drugs).........................................      544
                                                                          -------

                                                                            1,326
                                                                          -------

            HONG KONG -- 1.2%
    246     Cnooc Ltd. (Energy & Services)..............................      330
                                                                          -------

            INDONESIA -- 1.1%
   *626     PT Ramayana Lestari Sentosa Tbk (Retail)....................      300
                                                                          -------

            IRELAND -- 1.3%
   *+11     Ryanair Holdings PLC, ADR
              (Transportation)..........................................      366
                                                                          -------

            ITALY -- 5.4%
   +189     Banca Monte Dei Paschi di Siena S.p.A.
            (Banks).....................................................      614
    +36     Benetton Group S.p.A. (Apparel & Textile)...................      419
    +65     Mediaset S.p.A. (Media & Entertainment).....................      499
                                                                          -------

                                                                            1,532
                                                                          -------

            JAPAN -- 6.3%
     10     Fast Retailing Co., Ltd. (Retail)...........................  $   210
      4     ITO-YOKADO Co., Ltd. (Retail)...............................      200
     24     Matsushita Electric Industrial Co., Ltd.
              (Electronics).............................................      327
     45     Nikko Cordial Corp. (Financial Services)....................      227
    @@0     Nippon Telegraph & Telephone Corp.
              (Communications)..........................................      407
   *@@0     Sky Perfect (Communications)................................       69
      3     Sony Corp. (Electronics)....................................      169
     *7     Trend Micro, Inc. (Software & Services).....................      182
                                                                          -------

                                                                            1,791
                                                                          -------

                                                                          MARKET
 SHARES                                                                    VALUE
---------                                                                 -------
            LUXEMBOURG -- 1.8%
    *35     Arcelor (Metals, Minerals & Mining).........................      496
                                                                          -------

            NETHERLANDS -- 4.6%
    *+5     Gucci Group N.V. (Apparel & Textile)........................      454
     94     Koninklijke KPN N.V. (Communications).......................      439
     15     Koninklijke Philips Electronics N.V.
              (Electronics).............................................      416
                                                                          -------
                                                                            1,309
                                                                          -------

            NORWAY -- 1.6%
    *38     Tandberg ASA (Communications)...............................      453
                                                                          -------

            RUSSIA -- 2.6%
    +13     JSC Mining and Smelting Co., ADR
              (Metals, Minerals & Mining)...............................      271
    +17     Surgutneftegaz ADR (Energy & Services)......................      326
     +1     YUKOS, ADR (Energy & Services)..............................      124
                                                                          -------
                                                                              721
                                                                          -------

            SOUTH KOREA -- 2.8%
     *3     Posco (Metals, Minerals & Mining)...........................      361
     @3     Samsung Electronics Co., Ltd. GDR
              (Electronics).............................................      426
                                                                          -------
                                                                              787
                                                                          -------

            SPAIN -- 0.7%
     23     Promotora de Informaciones S.A. (Media
              & Entertainment)..........................................      198
                                                                          -------

            SWEDEN -- 5.1%
    135     Gambro AB, A Shares (Medical Instruments
              & Supplies)...............................................      889
    +15     SFK AB (Metals, Minerals & Mining)..........................      401
     18     Swedish Match AB (Consumer Non-
              Durables).................................................      146
                                                                          -------
                                                                            1,436
                                                                          -------

            SWITZERLAND -- 4.9%
    *12     Credit Suisse Group (Banks).................................      366
     *6     Logitech International S.A. (Computers &
              Office Equipment).........................................      299
      4     Roche Holdings AG (Drugs)...................................      330
     15     STMicroelectronics N.V. (Electronics).......................      386
                                                                          -------
                                                                            1,381
                                                                          -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                          MARKET
 SHARES                                                                    VALUE
---------                                                                 -------
COMMON STOCKS -- (CONTINUED)
            THAILAND -- 0.9%
   *330     Thai Farmers Bank Public Co., Ltd. (Banks)..................  $   265
                                                                          -------

            UNITED KINGDOM -- 16.8%
      7     AstraZeneca PLC (Drugs).....................................      306
     62     Capita Group PLC (Business Services)........................      297
     16     Capital Radio PLC (Communications)..........................      150
   *281     Carphone Warehouse Grp PLC
              (Communications)..........................................      381
     57     Imperial Tobacco Group (Food, Beverage
              & Tobacco)................................................      919
   *189     Invensys PLC (Electrical Equipment).........................      257
    110     P&O Princess Cruises PLC (Transportation)...................      694
     17     Royal Bank of Scotland Group PLC (Banks)....................      471
     77     Scottish & Newcastle PLC (Food, Beverage
              & Tobacco)................................................      706
    *26     Shire Pharmaceuticals Group PLC (Drugs).....................      227
    263     Vodafone Group PLC (Communications).........................      361
                                                                          -------

                                                                            4,769
                                                                          -------

            Total common stocks.........................................  $24,512
                                                                          =======

CONVERTIBLE PREFERRED STOCKS -- 1.0%
            CANADA -- 1.0%
    @@0     Nortel Networks Corp. (Communications)......................  $   274
                                                                          -------

            Total convertible preferred stocks..........................  $   274
                                                                          =======

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 11.4%
 $3,221     Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.......................................  $ 3,221
                                                                          -------

            Total short-term securities.................................  $ 3,221
                                                                          =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $24,023)........   86.8%  $24,512
Total convertible preferred stocks (cost
  $262)...................................    1.0       274
Total short-term securities (cost
  $3,221).................................   11.4     3,221
                                            -----   -------
Total investment in securities (total cost
  $27,506)................................   99.2    28,007
Cash, receivables and other assets........    3.9     1,103
Securities lending collateral (See Note
  2(i))...................................   14.1     3,974
Payable for securities purchased..........   (3.1)     (873)
Dividends payable.........................   (0.0)       (1)
Securities lending collateral payable to
  brokers (See Note 2(i)).................  (14.1)   (3,974)
                                            -----   -------
Net assets................................  100.0%  $28,236
                                            =====   =======

                                                   MARKET
                                                    VALUE
                                                   -------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 33,653 shares outstanding...  $    34
Capital surplus..................................   29,030
Accumulated undistributed net investment
  income.........................................      118
Accumulated undistributed net realized loss on
  investments....................................   (1,448)
Unrealized appreciation of investments...........      501
Unrealized appreciation of forward foreign
  currency contracts (See Note 2(g))@@@..........        4
Unrealized depreciation of other assets and
  liabilities in foreign currencies..............       (3)
                                                   -------
Net assets.......................................  $28,236
                                                   =======


Class IA
  Net asset value per share ($18,862 / 22,468
    shares outstanding) (600,000 shares
    authorized)....................................  $0.84
                                                     =====
Class IB
  Net asset value per share ($9,374 / 11,185 shares
    outstanding) (200,000 shares authorized).......  $0.84
                                                     =====


DIVERSIFICATION BY INDUSTRY:
Apparel & Textile..........................   4.2%  $ 1,190
Banks......................................   9.8     2,756
Business Services..........................   2.7       772
Communications.............................  10.5     2,967
Computers & Office Equipment...............   1.1       299
Construction...............................   1.2       325
Consumer Non-Durables......................   0.5       146
Drugs......................................   5.0     1,407
Electrical Equipment.......................   0.9       257
Electronics................................   9.4     2,641
Energy & Services..........................   6.7     1,880
Financial Services.........................   2.1       602
Food, Beverage & Tobacco...................   6.8     1,920
Media & Entertainment......................   5.1     1,431
Medical Instruments & Supplies.............   3.1       889
Metals, Minerals & Mining..................   5.4     1,529
Real Estate................................   1.2       333
Retail.....................................   3.5       978
Software & Services........................   0.6       182
Transportation.............................   7.0     2,008
                                             ----   -------
    Total common stocks....................  86.8%  $24,512
                                             ====   =======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $426 or 1.5% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Buy)                       $472               $470           7/1/2002               $2
EURO (Buy)                        216                215           7/2/2002                1
EURO (Sell)                        48                 48           7/3/2002               --
Japanese Yen (Sell)               211                212           7/1/2002                1
                                                                                          --
                                                                                          $4
                                                                                          ==

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 97.9%
            BANKS -- 6.4%
     900    Bank of America Corp. ............................  $   63,324
  +1,500    Capital One Financial Corp. ......................      91,575
   3,150    Citigroup, Inc. ..................................     122,063
  *2,600    Credit Suisse Group...............................      82,552
   1,000    Golden West Financial Corp. ......................      68,780
  +1,856    Washington Mutual, Inc. ..........................      68,887
                                                                ----------

                                                                   497,181
                                                                ----------

            BUSINESS SERVICES -- 2.8%
  +2,500    Manpower, Inc. ...................................      91,875
  +2,372    Omnicom Group, Inc. ..............................     108,615
    *727    United Rentals (North America), Inc. .............      15,838
                                                                ----------

                                                                   216,328
                                                                ----------

            CHEMICALS -- 3.3%
   2,250    Air Products & Chemicals, Inc. ...................     113,558
  12,820    Imperial Chemical Industries PLC..................      62,434
  +1,955    Imperial Chemical Industries PLC, ADR.............      37,632
   1,000    Rohm & Haas Co. ..................................      40,490
                                                                ----------

                                                                   254,114
                                                                ----------

            COMMUNICATIONS -- 3.0%
  10,148    AT&T Corp. .......................................     108,581
  14,000    Cable & Wireless PLC..............................      35,639
     659    Harris Corp. .....................................      23,893
 *+2,210    QUALCOMM, Inc. ...................................      60,764
                                                                ----------

                                                                   228,877
                                                                ----------

            COMPUTERS & OFFICE EQUIPMENT -- 6.9%
  +1,800    3M Co.............................................     221,400
  *2,378    Apple Computer, Inc. .............................      42,145
  *9,717    Cisco Systems, Inc. ..............................     135,554
  *2,309    Dell Computer Corp. ..............................      60,352
 *+9,814    Solectron Corp. ..................................      60,355
   1,500    Symbol Technologies, Inc. ........................      12,750
                                                                ----------

                                                                   532,556
                                                                ----------

            CONSTRUCTION -- 1.3%
   6,500    Halliburton Co. ..................................     103,610
                                                                ----------

            CONSUMER NON-DURABLES -- 3.6%
   *+978    Dean Foods Co. ...................................      36,494
  +5,085    McKesson Corp. ...................................     166,283
   5,718    Tyco International Ltd. ..........................      77,254
                                                                ----------

                                                                   280,031
                                                                ----------

            DRUGS -- 8.6%
  +2,219    Abbott Laboratories...............................      83,542
 *+1,994    Elan Corp. PLC....................................      10,905
   1,200    Eli Lilly & Co. ..................................      67,680
 *+1,618    Genentech, Inc. ..................................      54,190
   4,500    Pharmacia Corp. ..................................     168,525
   4,600    Schering-Plough Corp. ............................     113,160
  +1,630    Teva Pharmaceutical Industries Ltd., ADR..........     108,842
 *+2,447    Watson Pharmaceuticals, Inc. .....................      61,831
                                                                ----------

                                                                   668,675
                                                                ----------

            ELECTRICAL EQUIPMENT -- 0.8%
    *664    Ionics, Inc. .....................................      16,100
  *3,000    Thermo Electron Corp. ............................      49,500
                                                                ----------

                                                                    65,600
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRONICS -- 6.3%
 *+2,045    ASM Lithography Holding N.V. .....................  $   30,917
*+11,500    Agere Systems, Inc. ..............................      16,100
   2,000    General Electric Co. .............................      58,100
    *650    Samsung Electronics Co., Ltd. ....................     177,770
  *4,000    Sanmina-SCI Corp. ................................      25,240
  +1,700    Sony Corp. .......................................      89,783
 *44,000    Taiwan Semiconductor Manufacturing
              Co., Ltd. ......................................      89,557
                                                                ----------
                                                                   487,467
                                                                ----------

            ENERGY & SERVICES -- 8.4%
    +600    Amerada Hess Corp. ...............................      49,500
  +2,901    Canadian Natural Resources Ltd. ..................      98,281
   5,191    Petroleo Brasileiro S.A. .........................      90,318
    +629    Petroleo Brasileiro S.A., ADR.....................      11,863
  +8,900    Sasol Ltd., ADR...................................      92,569
   2,991    Valero Energy Corp. ..............................     111,938
   3,076    XTO Energy, Inc. .................................      63,355
    +950    YUKOS, ADR........................................     131,297
                                                                ----------
                                                                   649,121
                                                                ----------

            FINANCIAL SERVICES -- 2.3%
 *+3,800    Converium Holding AG, ADR.........................      97,850
   2,000    Merrill Lynch & Co., Inc. ........................      81,000
                                                                ----------
                                                                   178,850
                                                                ----------

            FOOD, BEVERAGE & TOBACCO -- 3.1%
   2,788    Archer-Daniels-Midland Co. .......................      35,657
   3,200    Bunge Ltd. .......................................      67,520
   3,133    Philip Morris Cos., Inc. .........................     136,828
                                                                ----------
                                                                   240,005
                                                                ----------

            FOREST & PAPER PRODUCTS -- 1.4%
 *+6,992    Smurfit-Stone Container Corp. ....................     107,817
                                                                ----------

            HEALTH SERVICES -- 0.7%
  *1,900    First Health Group Corp. .........................      53,276
                                                                ----------

            INSURANCE -- 5.7%
   6,850    Ace Ltd. .........................................     216,460
    +642    Ambac Financial Group, Inc. ......................      43,156
  +1,201    American International Group, Inc. ...............      81,931
  +1,800    MBIA, Inc. .......................................     101,754
                                                                ----------
                                                                   443,301
                                                                ----------

            MACHINERY -- 2.2%
   2,600    Deere & Co. ......................................     124,540
 *+2,000    Terex Corp. ......................................      44,980
                                                                ----------
                                                                   169,520
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.7%
    *993    Clear Channel Communications, Inc. ...............  $   31,780
  *3,800    Comcast Corp., Class A............................      90,592
  *6,202    Liberty Media Corp., Class A......................      62,021
 *+1,000    USA Networks, Inc. ...............................      23,450
                                                                ----------

                                                                   207,843
                                                                ----------

            MEDICAL INSTRUMENTS & SUPPLIES -- 4.1%
  +5,000    Becton, Dickinson & Co. ..........................     172,250
 *+4,926    Boston Scientific Corp. ..........................     144,416
                                                                ----------

                                                                   316,666
                                                                ----------

            METALS, MINERALS & MINING -- 4.5%
  +3,400    Alcoa, Inc. ......................................     112,710
   2,250    Engelhard Corp. ..................................      63,720
  +1,096    JSC Mining and Smelting Co. ADR...................      22,888
      51    Lukoil ADR........................................       3,296
  +3,200    Newmont Mining Corp. .............................      84,256
   1,894    Precision Castparts Corp. ........................      62,515
                                                                ----------

                                                                   349,385
                                                                ----------

            RESEARCH & TESTING FACILITIES -- 0.7%
   *+549    Applera Corp. -- Celera Genomics Group............       6,583
   *+700    CV Therapeutics, Inc. ............................      13,034
 *+1,400    Regeneron Pharmeceuticals, Inc. ..................      20,314
  *1,710    Ribapharm, Inc. ..................................      15,544
                                                                ----------

                                                                    55,475
                                                                ----------

            RETAIL -- 5.0%
 *+1,800    Cheesecake Factory, Inc. (The)....................      63,864
   4,300    Dollar General Corp. .............................      81,829
 *+1,854    Neiman Marcus Group, Inc. ........................      64,327
     961    Sears, Roebuck and Co. ...........................      52,161
 *+3,470    Staples, Inc. ....................................      68,359
   1,465    Target Corp. .....................................      55,809
                                                                ----------

                                                                   386,349
                                                                ----------

            SOFTWARE & SERVICES -- 2.5%
  *6,178    AOL Time Warner, Inc. ............................      90,871
 *+2,365    BEA Systems, Inc. ................................      22,488
  *2,556    VERITAS Software Corp. ...........................      50,575
 *+2,500    VeriSign, Inc. ...................................      17,975
  *8,400    i2 Technologies, Inc..............................      12,432
                                                                ----------

                                                                   194,341
                                                                ----------

            TRANSPORTATION -- 9.0%
 *+3,700    AMR Corp. ........................................      62,382
   3,747    Delphi Automotive Systems Corp. ..................      49,462
  +4,100    Northrop Grumman Corp. ...........................     512,500
   2,200    Toyota Motor Corp. ...............................      58,370
     675    Werner Enterprises, Inc. .........................      14,384
                                                                ----------

                                                                   697,098
                                                                ----------

            UTILITIES -- 2.6%
  +4,500    CMS Energy Corp. .................................      49,410
 *+6,030    Calpine Corp. ....................................      42,392
 *+4,065    Waste Management, Inc. ...........................     105,883
                                                                   197,685
                                                                ----------

            Total common stocks...............................  $7,581,171
                                                                ==========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.8%
            REPURCHASE AGREEMENT -- 0.8%
$ 60,783    Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $   60,783
                                                                ----------

            Total short-term securities.......................  $   60,783
                                                                ==========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost                  97.9%
  $8,274,731)..........................           $7,581,171
Total short-term securities (cost           0.8
  $60,783).............................               60,783
                                         ------   ----------

Total investment in securities (total
  cost $8,335,514).....................    98.7    7,641,954
Cash, receivables and other assets.....     2.4      185,080
Securities lending collateral (See Note     6.7
  2(i))................................              517,411
Payable for securities purchased.......    (1.1)     (82,095)
Payable for Fund shares redeemed.......    (0.0)      (2,780)
Securities lending collateral payable
  to brokers (See Note 2(i))...........    (6.7)    (517,411)
Other liabilities......................    (0.0)        (557)
                                         ------   ----------

Net assets.............................   100.0%  $7,741,602
                                         ======   ==========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized;
  2,294,107 shares outstanding...............   $   229,411
Capital surplus..............................     9,189,118
Accumulated undistributed net investment
  income.....................................        31,877
Accumulated undistributed net realized loss
  on investments.............................    (1,013,804)
Unrealized depreciation of investments.......      (693,560)
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(g))@@@......        (1,729)
Unrealized appreciation of other assets and
  liabilities in foreign currencies..........           289
                                                -----------
Net assets...................................   $ 7,741,602
                                                ===========


Class IA
  Net asset value per share ($7,282,172 /
    2,157,617 shares outstanding) (3,250,000
    shares authorized)............................   $3.38
                                                     =====
Class IB
  Net asset value per share ($459,430 / 136,490
    shares outstanding) (750,000 shares
    authorized)...................................   $3.37
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                        UNREALIZED
                                                  CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT             DATE            (DEPRECIATION)
-----------                  ------------         --------         ----------         --------------
Japanese Yen (Buy)             $28,035            $26,391          12/27/2002            $ 1,644
Japanese Yen (Buy)              28,035             26,385          12/27/2002              1,650
Japanese Yen (Sell)             14,789             14,871            7/1/2002                 82
Japanese Yen (Sell)             56,071             50,966          12/27/2002             (5,105)
                                                                                         -------
                                                                                         $(1,729)
                                                                                         =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.0%
            BANKS -- 20.9%
     75     Astoria Financial Corp. ..........................  $  2,417
    134     Citigroup, Inc. ..................................     5,177
     10     Fannie Mae........................................       760
     23     Freddie Mac.......................................     1,414
    170     Hibernia Corp., Class A...........................     3,360
     33     Morgan (J.P.) Chase & Co. ........................     1,123
     63     UnionBanCal Corp. ................................     2,970
    127     Washington Mutual, Inc. ..........................     4,720
                                                                --------

                                                                  21,941
                                                                --------

            BUSINESS SERVICES -- 1.6%
    *73     KPMG Consulting, Inc. ............................     1,077
   *236     UnitedGlobalCom, Inc., Class A....................       648
                                                                --------

                                                                   1,725
                                                                --------

            CHEMICALS -- 2.5%
     12     Air Products & Chemicals, Inc. ...................       606
     21     Aventis S.A., ADR.................................     1,486
     14     Rohm & Haas Co. ..................................       559
                                                                --------

                                                                   2,651
                                                                --------

            COMMUNICATIONS -- 1.1%
     94     AT&T Corp. .......................................     1,000
   *128     McLeodUSA, Inc., Class A..........................        54
*##2,186    McLeodUSA, Inc., Class A..........................        --
   *702     WorldCom, Inc. ...................................        63
                                                                --------

                                                                   1,117
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 4.7%
    *75     Cirrus Logic, Inc. ...............................       562
    *56     Dell Computer Corp. ..............................     1,474
     29     International Business Machines Corp. ............     2,110
   *121     Solectron Corp. ..................................       746
                                                                --------

                                                                   4,892
                                                                --------

            CONSTRUCTION -- 3.6%
     90     Granite Construction, Inc. .......................     2,285
    *52     Toll Brothers, Inc. ..............................     1,527
                                                                --------

                                                                   3,812
                                                                --------

            CONSUMER DURABLES -- 2.1%
    *80     Arrow Electronics, Inc. ..........................     1,654
     16     Lafarge North America, Inc. ......................       555
                                                                --------

                                                                   2,209
                                                                --------

            CONSUMER NON-DURABLES -- 4.5%
    *63     Safeway, Inc. ....................................     1,845
    211     Tyco International Ltd. ..........................     2,848
                                                                --------

                                                                   4,693
                                                                --------

            DRUGS -- 3.6%
     23     Abbott Laboratories...............................       866
     77     Pharmacia Corp. ..................................     2,876
                                                                --------

                                                                   3,742
                                                                --------

            ELECTRICAL EQUIPMENT -- 1.2%
     32     Rockwell Automation, Inc. ........................       641
    *28     Teradyne, Inc. ...................................       660
                                                                --------

                                                                   1,301
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 1.5%
    *71     Vishay Intertechnology, Inc. .....................  $  1,567
                                                                --------

            ENERGY & SERVICES -- 9.3%
     43     Cabot Oil & Gas Corp. ............................       978
     51     Devon Energy Corp. ...............................     2,528
     79     Encana Corp. .....................................     2,410
     29     IHC Caland N.V. ..................................     1,758
    111     Petroleo Brasileiro S.A., ADR.....................     2,095
                                                                --------
                                                                   9,769
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 0.8%
    *27     Constellation Brands, Inc. .......................       864
                                                                --------

            FOREST & PAPER PRODUCTS -- 2.3%
    263     Abitibi-Consolidated, Inc. .......................     2,424
                                                                --------

            INSURANCE -- 11.5%
     50     Ace Ltd. .........................................     1,564
    *25     Arch Capital Group Ltd. ..........................       695
    *71     Health Net, Inc. .................................     1,911
    *72     Oxford Health Plans, Inc. ........................     3,331
    124     RenaissanceRe Holdings, Ltd. .....................     4,545
                                                                --------
                                                                  12,046
                                                                --------

            MACHINERY -- 3.0%
   *109     Axcelis Technologies, Inc. .......................     1,236
     17     Eaton Corp. ......................................     1,229
    *22     Flowserve Corp. ..................................       668
                                                                --------
                                                                   3,133
                                                                --------

            MEDIA & ENTERTAINMENT -- 3.3%
    *33     COX Communications, Inc. .........................       904
   *106     Comcast Corp., Class A............................     2,518
                                                                --------
                                                                   3,422
                                                                --------

            METALS, MINERALS & MINING -- 4.3%
    125     Alcoa, Inc. ......................................     4,154
     12     Engelhard Corp. ..................................       334
                                                                --------
                                                                   4,488
                                                                --------

            RESEARCH & TESTING FACILITIES -- 0.1%
      4     Monsanto Co. .....................................        68
                                                                --------

            RETAIL -- 6.4%
     48     Ross Stores, Inc. ................................     1,940
    245     TJX Cos., Inc. (The)..............................     4,802
                                                                --------
                                                                   6,742
                                                                --------

            SOFTWARE & SERVICES -- 2.7%
   *136     AOL Time Warner, Inc. ............................     1,993
  *+287     SONICblue, Inc. ..................................       296
    *50     Sybase, Inc. .....................................       526
                                                                --------
                                                                   2,815
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 2.2%
     17     Canadian National Railway Co. ....................  $    901
    *44     Continental Airlines, Inc., Class B...............       693
    *66     ExpressJet Holdings, Inc. ........................       863
                                                                --------

                                                                   2,457
                                                                --------

            UTILITIES -- 3.8%
     12     CMS Energy Corp. .................................       131
     50     FirstEnergy Corp. ................................     1,652
     25     PPL Corp. ........................................       837
     29     Progress Energy, Inc. ............................     1,524
                                                                --------

                                                                   4,144
                                                                --------

            Total common stocks...............................  $102,022
                                                                ========


PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 1.0%
            REPURCHASE AGREEMENT -- 1.0%
 $1,065     Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................  $  1,065
                                                                --------

            Total short-term securities.......................  $  1,065
                                                                ========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $113,627).....     97.0%  $102,022
Total short-term securities (cost
  $1,065)...............................      1.0      1,065
                                           ------   --------

Total investment in securities..........
  (total cost $114,692)                      98.0    103,087
Cash, receivables and other assets......      2.5      2,626
Payable for securities purchased........     (0.5)      (521)
Other liabilities.......................     (0.0)       (29)
                                           ------   --------

Net assets..............................    100.0%  $105,163
                                           ======   ========


                                                               MARKET
                                                               VALUE
                                                              --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 200,000 shares
  authorized; 8,768 shares outstanding......................  $     88
Capital surplus.............................................   125,149
Accumulated undistributed net investment income.............       340
Distribution in excess of net realized gain
  on investments............................................    (8,810)
Unrealized depreciation of investments......................   (11,605)
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................         1
                                                              --------

Net assets..................................................  $105,163
                                                              ========



Class IA
  Net asset value per share ($104,990 / 8,754 shares
    outstanding) (187,500 shares authorized)................  $11.99
                                                              ======
Class IB
  Net asset value per share ($173 / 14 shares outstanding)
    (12,500 shares authorized)..............................  $11.99
                                                              ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

   ##  Illiquid Securities. (See Note 2(m))

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE
---------                                                       ------
COMMON STOCKS -- 95.8%
            BANKS -- 4.9%
     1      Capital One Financial Corp. ......................  $   36
     3      Citigroup, Inc. ..................................     112
     1      Countrywide Credit Industries, Inc. ..............      51
     1      Freddie Mac.......................................      64
                                                                ------

                                                                   263
                                                                ------

            BUSINESS SERVICES -- 1.4%
    *3      Accenture Ltd. ...................................      51
    *1      Cendant Corp. ....................................      21
                                                                ------

                                                                    72
                                                                ------

            COMPUTERS & OFFICE EQUIPMENT -- 5.6%
    *8      Cisco Systems, Inc. ..............................     106
    *7      Dell Computer Corp. ..............................     191
                                                                ------

                                                                   297
                                                                ------

            CONSTRUCTION -- 1.0%
     1      ITT Industries, Inc. .............................      51
                                                                ------

            CONSUMER DURABLES -- 0.7%
     1      Newell Rubbermaid, Inc. ..........................      39
                                                                ------

            CONSUMER NON-DURABLES -- 1.5%
   @@0      AmerisourceBergen Corp. ..........................      32
     2      McKesson Corp. ...................................      49
                                                                ------

                                                                    81
                                                                ------

            DRUGS -- 19.1%
     3      Abbott Laboratories...............................     103
    *1      Amgen, Inc. ......................................      27
     4      AstraZeneca PLC, ADR..............................     172
     2      Eli Lilly & Co. ..................................      85
  *@@0      Forest Laboratories, Inc. ........................      25
    *1      Genentech, Inc. ..................................      30
    *1      Genzyme Corp. ....................................      24
    *1      Gilead Sciences, Inc. ............................      39
     8      Pharmacia Corp. ..................................     282
     4      Schering-Plough Corp. ............................     100
     3      Serono S.A., ADR..................................      46
     2      Wyeth.............................................      82
                                                                ------

                                                                 1,015
                                                                ------

            ELECTRICAL EQUIPMENT -- 1.8%
    *2      Teradyne, Inc. ...................................      49
    *2      Waters Corp. .....................................      48
                                                                ------

                                                                    97
                                                                ------

            ELECTRONICS -- 8.3%
     7      General Electric Co. .............................     205
     9      Intel Corp. ......................................     155
    *6      Sanmina-SCI Corp. ................................      36
    *6      United Microelectronics Corp., ADR................      45
                                                                ------

                                                                   441
                                                                ------

            FINANCIAL SERVICES -- 2.6%
     1      Goldman Sachs Group, Inc. (The)...................      88
     1      Merrill Lynch & Co., Inc. ........................      49
                                                                ------

                                                                   137
                                                                ------

                                                                MARKET
 SHARES                                                         VALUE
---------                                                       ------
            FOOD, BEVERAGE & TOBACCO -- 3.5%
     1      Pepsi Bottling Group, Inc. (The)..................  $   36
     2      PepsiCo., Inc. ...................................      87
     1      Philip Morris Cos., Inc. .........................      65
                                                                ------
                                                                   188
                                                                ------

            HEALTH SERVICES -- 2.4%
     1      HCA, Inc. ........................................      69
    *1      Laboratory Corp. of American Holdings.............      57
                                                                ------
                                                                   126
                                                                ------

            INSURANCE -- 5.6%
     3      American International Group, Inc. ...............     198
     2      St. Paul Cos., Inc. (The).........................      64
   @@0      UnitedHealth Group, Inc. .........................      37
                                                                ------
                                                                   299
                                                                ------

            MACHINERY -- 0.6%
    *2      Applied Materials, Inc. ..........................      34
                                                                ------

            MEDIA & ENTERTAINMENT -- 6.8%
    *2      Clear Channel Communications, Inc. ...............      58
    *3      EchoStar Communications Corp., Class A............      47
   @@0      Knight-Ridder, Inc. ..............................      24
    *6      Liberty Media Corp., Class A......................      64
     1      Scripps (E.W.) Co. (The), Class A.................      54
    *3      USA Networks, Inc. ...............................      64
    *1      Viacom, Inc., Class B.............................      53
                                                                ------
                                                                   364
                                                                ------

            MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
     3      Becton, Dickinson & Co. ..........................     100
    *1      Boston Scientific Corp. ..........................      38
                                                                ------
                                                                   138
                                                                ------

            RETAIL -- 10.3%
    *1      Bed Bath & Beyond, Inc. ..........................      42
     2      CVS Corp. ........................................      61
     1      Home Depot, Inc. (The)............................      50
    *1      Kohl's Corp. .....................................      35
     3      Lowe's Cos., Inc. ................................     150
    *1      McDonald's Corp. .................................      37
     2      Target Corp. .....................................      80
     1      Wal-Mart Stores, Inc. ............................      77
  *@@0      eBay, Inc. .......................................      17
                                                                ------
                                                                   549
                                                                ------

            RUBBER & PLASTICS PRODUCTS -- 0.9%
     1      NIKE, Inc., Class B...............................      48
                                                                ------

            SOFTWARE & SERVICES -- 11.8%
    *6      AOL Time Warner, Inc. ............................      83
  *@@0      Electronic Arts, Inc. ............................      21
     5      First Data Corp. .................................     186

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE
---------                                                       ------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
    *2      Intuit, Inc. .....................................  $   82
    *5      Microsoft Corp. ..................................     256
                                                                ------

                                                                   628
                                                                ------

            TRANSPORTATION -- 4.4%
     2      FedEx Corp. ......................................     107
     1      General Dynamics Corp. ...........................      53
   @@0      Northrop Grumman Corp. ...........................      34
    *1      Sabre Holdings Corp. .............................      39
                                                                ------

                                                                   233
                                                                ------

            Total common stocks...............................  $5,100
                                                                ======

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 8.4%
            REPURCHASE AGREEMENT -- 8.4%
  $446      Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................  $  446
                                                                ------

            Total short-term securities.......................  $  446
                                                                ======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $5,597).................    95.8%  $  5,100
Total short-term securities (cost $446)...........     8.4        446
                                                    ------   --------

Total investment in securities
  (total cost $6,043).............................   104.2      5,546
Cash, receivables and other assets................     2.7        143
Payable for securities purchased..................    (6.9)      (366)
                                                    ------   --------

Net assets........................................   100.0%  $  5,323
                                                    ======   ========


                                                               MARKET
                                                               VALUE
                                                              --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 595 shares outstanding........................  $      1
Capital surplus.............................................     5,868
Accumulated undistributed net investment income.............         1
Accumulated undistributed net realized loss
  on investments............................................       (49)
Unrealized depreciation of investments......................      (498)
                                                              --------

Net assets..................................................  $  5,323
                                                              ========


Class IA
  Net asset value per share ($4,520 / 505 shares
    outstanding) (600,000 shares authorized).......  $8.95
                                                     =====
Class IB
  Net asset value per share ($803 / 90 shares
    outstanding) (200,000 shares authorized).......  $8.95
                                                     =====

    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP VALUE HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.8%
            BANKS -- 8.2%
     98     Astoria Financial Corp. ..........................  $  3,147
    146     Charter One Financial, Inc. ......................     5,005
    288     Hibernia Corp., Class A...........................     5,701
    164     UnionBanCal Corp. ................................     7,688
    149     Webster Financial Corp. ..........................     5,694
                                                                --------

                                                                  27,235
                                                                --------

            BUSINESS SERVICES -- 5.4%
  *+365     KPMG Consulting, Inc. ............................     5,430
    *85     Rent-A-Center, Inc. ..............................     4,954
  *+279     United Rentals (North America), Inc. .............     6,091
   *466     UnitedGlobalCom, Inc., Class A....................     1,281
                                                                --------

                                                                  17,756
                                                                --------

            CHEMICALS -- 2.0%
     90     Albemarle Corp. ..................................     2,764
     96     Cambrex Corp. ....................................     3,834
                                                                --------

                                                                   6,598
                                                                --------

            COMMUNICATIONS -- 0.0%
    *35     McLeodUSA, Inc., Class A..........................        15
*+## 601    McLeodUSA, Inc., Class A..........................        --
                                                                --------

                                                                      15
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 2.1%
   *386     Cirrus Logic, Inc. ...............................     2,890
  *+650     Solectron Corp. ..................................     3,999
                                                                --------

                                                                   6,889
                                                                --------

            CONSTRUCTION -- 2.6%
    192     Granite Construction, Inc. .......................     4,868
     45     ITT Industries, Inc. .............................     3,191
   *+18     Toll Brothers, Inc. ..............................       539
                                                                --------

                                                                   8,598
                                                                --------

            CONSUMER DURABLES -- 2.5%
   *340     Arrow Electronics, Inc. ..........................     7,045
    +39     Lafarge North America, Inc. ......................     1,378
                                                                --------

                                                                   8,423
                                                                --------

            CONSUMER NON-DURABLES -- 4.7%
   +231     Callaway Golf Co. ................................     3,665
  *+174     Dean Foods Co. ...................................     6,501
   *176     United Stationers, Inc. ..........................     5,350
                                                                --------

                                                                  15,516
                                                                --------

            ELECTRICAL EQUIPMENT -- 2.0%
     83     Rockwell Automation, Inc. ........................     1,664
  *+209     Teradyne, Inc. ...................................     4,902
                                                                --------

                                                                   6,566
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 7.3%
    110     Ametek, Inc. .....................................  $  4,083
   *324     Flextronics International Ltd. ...................     2,312
    191     Harman International Industries, Inc. ............     9,422
  *+382     Vishay Intertechnology, Inc. .....................     8,402
                                                                --------
                                                                  24,219
                                                                --------

            ENERGY & SERVICES -- 9.0%
     44     Ashland, Inc. ....................................     1,790
     75     Devon Energy Corp. ...............................     3,701
     89     IHC Caland N.V. ..................................     5,307
   *108     Noble Corp. ......................................     4,153
    330     Ocean Energy, Inc. ...............................     7,145
    175     Petro-Canada......................................     4,956
     72     Unocal Corp. .....................................     2,663
                                                                --------
                                                                  29,715
                                                                --------

            FINANCIAL SERVICES -- 3.4%
   *162     Converium Holding AG, ADR.........................     4,177
    +48     Legg Mason, Inc. .................................     2,373
   +130     Rouse Co. (The)...................................     4,274
                                                                --------
                                                                  10,824
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 4.6%
    237     Bunge Ltd. .......................................     4,999
  *+153     Constellation Brands, Inc. .......................     4,883
   +230     Sensient Technologies Corp. ......................     5,230
                                                                --------
                                                                  15,112
                                                                --------

            FOREST & PAPER PRODUCTS -- 3.5%
    474     Abitibi-Consolidated, Inc. .......................     4,371
   *230     Packaging Corp. of America........................     4,573
   *117     Pactiv Corp. .....................................     2,789
                                                                --------
                                                                  11,733
                                                                --------

            INSURANCE -- 10.4%
     88     Ace Ltd. .........................................     2,768
    157     Ambac Financial Group, Inc. ......................    10,571
   *114     Health Net, Inc. .................................     3,042
    *99     Oxford Health Plans, Inc. ........................     4,590
   +300     Reinsurance Group of America, Inc. ...............     9,231
   +121     RenaissanceRe Holdings, Ltd. .....................     4,425
                                                                --------
                                                                  34,627
                                                                --------

            MACHINERY -- 4.4%
   *318     Axcelis Technologies, Inc. .......................     3,596
    114     Black & Decker Corp. (The)........................     5,485
   *183     Flowserve Corp. ..................................     5,456
                                                                --------
                                                                  14,537
                                                                --------

            MEDIA & ENTERTAINMENT -- 4.3%
   *120     Argosy Gaming Co. ................................     3,399
  *+261     Bally Total Fitness Holding Corp. ................     4,881
    188     Readers Digest Assn. .............................     3,514
  *+161     Six Flags, Inc. ..................................     2,328
                                                                --------
                                                                  14,122
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.5%
     66     Bard (C.R.), Inc. ................................  $  3,706
    124     DENTSPLY International, Inc. .....................     4,573
                                                                --------

                                                                   8,279
                                                                --------

            METALS, MINERALS & MINING -- 1.8%
    183     Engelhard Corp. ..................................     5,177
    +64     Grupo IMSA S.A., ADR..............................       799
                                                                --------

                                                                   5,976
                                                                --------

            REAL ESTATE -- 1.7%
    102     Liberty Property Trust (REIT).....................     3,556
    +99     Reckson Associates Realty Corp. (REIT)............     2,470
                                                                --------

                                                                   6,026
                                                                --------

            RUBBER & PLASTICS PRODUCTS -- 0.5%
     42     Compagnie Generale des Etablissements
              Michelin, Class B...............................     1,700
                                                                --------

            SOFTWARE & SERVICES -- 1.4%
  *+842     SONICblue, Inc. ..................................       867
   *342     Sybase, Inc. .....................................     3,609
                                                                --------

                                                                   4,476
                                                                --------

            TRANSPORTATION -- 6.4%
    +92     CNF Transportation, Inc. .........................     3,490
    134     Canadian National Railway Co. ....................     6,936
   *+60     Continental Airlines, Inc., Class B...............       953
   *272     ExpressJet Holdings, Inc. ........................     3,555
     44     Textron, Inc. ....................................     2,073
    198     Werner Enterprises, Inc. .........................     4,226
                                                                --------

                                                                  21,233
                                                                --------

            UTILITIES -- 6.1%
    +82     CMS Energy Corp. .................................       904
     35     FPL Group, Inc. ..................................     2,118
     68     FirstEnergy Corp. ................................     2,270
    148     PPL Corp. ........................................     4,902
     81     Progress Energy, Inc. ............................     4,218
   *319     Republic Services, Inc. ..........................     6,076
                                                                  20,488
                                                                --------

            Total common stocks...............................  $320,663
                                                                ========

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 2.9%
            REPURCHASE AGREEMENT -- 2.9%
 $9,492     Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................  $  9,492
                                                                --------

            Total short-term securities.......................  $  9,492
                                                                ========


                                                                        MARKET
                                                                        VALUE
                                                                       --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $319,908).........................    96.8%  $320,663
Total short-term securities (cost $9,492)...................     2.9      9,492
                                                              ------   --------

Total investment in securities
  (total cost $329,400).....................................    99.7    330,155
Cash, receivables and other assets..........................     1.1      3,833
Securities lending collateral (See Note 2(i))...............    10.4     34,349
Payable for securities purchased............................    (0.8)    (2,740)
Payable for Fund shares redeeemed...........................    (0.0)       (33)
Securities lending collateral payable to brokers
  (See Note 2(i))...........................................   (10.4)   (34,349)
Other liabilities...........................................    (0.0)        (1)
                                                              ------   --------

Net assets..................................................   100.0%  $331,214
                                                              ======   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 330,652 shares outstanding....................  $    331
Capital surplus.............................................   333,097
Accumulated undistributed net investment income.............       443
Accumulated undistributed net realized loss
  on investments............................................    (3,413)
Unrealized appreciation of investments......................       755
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................         1
                                                              --------
Net assets..................................................  $331,214
                                                              ========


Class IA
  Net asset value per share ($262,943 / 262,405 shares
  outstanding) (600,000 shares authorized)..................  $1.00
                                                              =====
Class IB
  Net asset value per share ($68,271 / 68,247 shares
  outstanding) (200,000 shares authorized)..................  $1.00
                                                              =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i)

   ##  Illiquid Securities. (See Note 2(m))

The accompanying notes are an integral part of this financial statement.

 HARTFORD FOCUS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 93.0%
            BANKS -- 10.3%
     51     Citigroup, Inc. ..................................  $ 1,976
     40     Fleet Boston Financial Corp. .....................    1,294
     35     Household International, Inc. ....................    1,740
                                                                -------

                                                                  5,010
                                                                -------

            BUSINESS SERVICES -- 3.3%
    *85     Accenture Ltd. ...................................    1,615
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 6.7%
     95     Hewlett-Packard Co. ..............................    1,452
     25     International Business Machines Corp. ............    1,800
                                                                -------

                                                                  3,252
                                                                -------

            CONSTRUCTION -- 3.0%
     90     Halliburton Co. ..................................    1,435
                                                                -------

            CONSUMER NON-DURABLES -- 2.1%
    *35     Safeway, Inc. ....................................    1,022
                                                                -------

            DRUGS -- 15.3%
     40     Abbott Laboratories...............................    1,506
    *45     Genzyme Corp. ....................................      866
     55     Pfizer, Inc. .....................................    1,925
     65     Schering-Plough Corp. ............................    1,599
     30     Wyeth.............................................    1,536
                                                                -------

                                                                  7,432
                                                                -------

            ELECTRONICS -- 14.0%
     77     General Electric Co. .............................    2,235
     80     Intel Corp. ......................................    1,462
    *61     Micron Technology, Inc. ..........................    1,237
    *72     Taiwan Semiconductor Manufacturing Co.,. Ltd., ADR      941
     39     Texas Instruments, Inc. ..........................      915
                                                                -------

                                                                  6,790
                                                                -------

            FINANCIAL SERVICES -- 9.0%
     30     Franklin Resources, Inc. .........................    1,279
     20     Goldman Sachs Group, Inc. (The)...................    1,467
     40     Merrill Lynch & Co., Inc. ........................    1,620
                                                                -------

                                                                  4,366
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 2.2%
     24     General Mills, Inc. ..............................    1,058
                                                                -------

            INSURANCE -- 4.4%
     31     American International Group, Inc. ...............    2,115
                                                                -------

            METALS, MINERALS & MINING -- 3.1%
     45     Alcoa, Inc. ......................................    1,495
                                                                -------

            RUBBER & PLASTICS PRODUCTS -- 3.3%
     30     NIKE, Inc., Class B...............................    1,610
                                                                -------

            SOFTWARE & SERVICES -- 11.6%
   *109     AOL Time Warner, Inc. ............................    1,603
    *40     Microsoft Corp. ..................................    2,188
   *188     Oracle Corp. .....................................    1,778
                                                                -------

                                                                  5,569
                                                                -------

            TRANSPORTATION -- 4.7%
     50     Boeing Co. (The)..................................    2,250
                                                                -------

            Total common stocks...............................  $45,019
                                                                =======

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 11.7%
            REPURCHASE AGREEMENT -- 11.7%
 $5,674     Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.............................  $ 5,674
                                                                -------

            Total short-term securities.......................  $ 5,674
                                                                =======


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $54,383)..........................    93.0%  $45,019
Total short-term securities (cost $5,674)...................    11.7     5,674
                                                              ------   -------
Total investment in securities
  (total cost $60,057)......................................   104.7    50,693
Cash, receivables and other assets..........................     0.5       259
Payable for securities purchased............................    (5.1)   (2,491)
Dividends payable...........................................    (0.1)      (28)
Other liabilities...........................................    (0.0)       (9)
                                                              ------   -------
Net assets..................................................   100.0%  $48,424
                                                              ======   =======

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 59,277 shares outstanding.....................  $    59
Capital surplus.............................................   58,480
Accumulated undistributed net investment income.............       38
Distribution in excess of net realized gain on
  investments...............................................     (789)
Unrealized depreciation of investments......................   (9,364)
                                                              -------
Net assets..................................................  $48,424
                                                              =======

Class IA
  Net asset value per share ($34,815 / 42,599 shares
  outstanding) (600,000 shares authorized)..................  $0.82
                                                              =====
Class IB
  Net asset value per share ($13,609 / 16,678 shares
  outstanding) (200,000 shares authorized)..................  $0.82
                                                              =====

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.5%
            AEROSPACE & DEFENSE -- 0.5%
     680    British Aerospace PLC.............................  $  3,476
                                                                --------

            APPAREL & TEXTILE -- 1.0%
     *77    Gucci Group N.V. .................................     7,294
                                                                --------

            BANKS -- 14.3%
     344    American Express Co. .............................    12,501
   *+339    BNP Paribas S.A. .................................    18,774
  +3,851    Banca Monte Dei Paschi di Siena S.p.A. ...........    12,512
     +85    Banco Popular Espanol S.A. .......................     3,760
     190    Bank One Corp. ...................................     7,315
     104    Bank of America Corp. ............................     7,303
    +373    Bayerische Vereinsbank AG.........................    12,117
     140    Citigroup, Inc. ..................................     5,413
    *230    Credit Suisse Group...............................     7,292
     283    Royal Bank of Scotland Group PLC..................     8,012
     242    Wachovia Corp. ...................................     9,236
                                                                --------

                                                                 104,235
                                                                --------

            BUSINESS SERVICES -- 0.9%
   1,074    Capita Group PLC..................................     5,108
     385    Rentokil Initial PLC..............................     1,569
                                                                --------

                                                                   6,677
                                                                --------

            CHEMICALS -- 2.6%
      87    BASF AG...........................................     4,053
     439    Imperial Chemical Industries PLC..................     2,139
     285    du Pont (E.I.) de Nemours & Co. ..................    12,641
                                                                --------

                                                                  18,833
                                                                --------

            COMMUNICATIONS -- 7.0%
   1,831    Koninklijke KPN N.V. .............................     8,571
       1    Nippon Telegraph & Telephone Corp. ...............     5,557
   1,100    Nokia Oyj.........................................    16,101
    *117    QUALCOMM, Inc. ...................................     3,225
   *+680    Tandberg ASA......................................     8,015
   7,215    Vodafone Group PLC................................     9,899
                                                                --------

                                                                  51,368
                                                                --------

            COMPUTERS & OFFICE EQUIPMENT -- 8.3%
      90    3M Co. ...........................................    11,009
  *1,086    Cisco Systems, Inc. ..............................    15,150
    *591    Dell Computer Corp. ..............................    15,449
   1,255    Hewlett-Packard Co. ..............................    19,182
                                                                --------

                                                                  60,790
                                                                --------

            CONSTRUCTION -- 1.8%
     671    Halliburton Co. ..................................    10,693
      35    Lennar Corp. .....................................     2,166
                                                                --------

                                                                  12,859
                                                                --------

            CONSUMER NON-DURABLES -- 1.8%
     315    Gillette Co. (The)................................    10,666
    *121    Mattel, Inc. .....................................     2,542
                                                                --------

                                                                  13,208
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- 8.6%
    *209    Amgen, Inc. ......................................  $  8,745
     255    AstraZeneca PLC...................................    10,542
     126    Fujisawa Pharmaceutical Co., Ltd. ................     3,017
     *67    Gilead Sciences, Inc. ............................     2,216
    *253    IDEC Pharmaceuticals Corp. .......................     8,972
    *385    Millennium Pharmaceuticals, Inc...................     4,680
     147    Pfizer, Inc. .....................................     5,152
     173    Pharmacia Corp. ..................................     6,494
     105    Roche Holdings AG.................................     7,906
      98    Wyeth.............................................     5,038
                                                                --------
                                                                  62,762
                                                                --------

            ELECTRICAL EQUIPMENT -- 0.6%
  *3,208    Invensys PLC......................................     4,364
                                                                --------

            ELECTRONICS -- 6.7%
     100    General Electric Co. .............................     2,917
     313    Koninklijke Philips Electronics N.V. .............     8,736
      87    Kyocera Corp. ....................................     6,359
     489    Matsushita Electric Industrial Co., Ltd. .........     6,671
     165    STMicroelectronics N.V. ..........................     4,115
     @67    Samsung Electronics Co., Ltd., GDR................     9,254
      66    Sony Corp. .......................................     3,480
    +177    Thales S.A. ......................................     7,517
                                                                --------
                                                                  49,049
                                                                --------

            ENERGY & SERVICES -- 4.8%
  +4,287    Cnooc Ltd. .......................................     5,744
     254    ExxonMobil Corp. .................................    10,373
    +103    TotalFinaElf S.A., B Shares.......................    16,720
     +16    YUKOS, ADR........................................     2,239
                                                                --------
                                                                  35,076
                                                                --------

            FINANCIAL SERVICES -- 2.1%
     319    AXA...............................................     5,833
      29    Goldman Sachs Group, Inc. (The)...................     2,149
      54    Merrill Lynch & Co., Inc. ........................     2,187
   1,033    Nikko Cordial Corp. ..............................     5,214
                                                                --------
                                                                  15,383
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 5.1%
     883    Imperial Tobacco Group............................    14,294
     149    PepsiCo., Inc. ...................................     7,172
      71    Reynolds (R.J.) Tobacco Holdings, Inc. ...........     3,827
   1,322    Scottish & Newcastle PLC..........................    12,197
                                                                --------
                                                                  37,490
                                                                --------

            FOREST & PAPER PRODUCTS -- 2.9%
     285    International Paper Co. ..........................    12,412
    +223    UPM-Kymmene Oyj...................................     8,763
                                                                --------
                                                                  21,175
                                                                --------

            INSURANCE -- 0.6%
     *44    Aetna, Inc. ......................................     2,111
      37    Chubb Corp. (The).................................     2,613
                                                                --------
                                                                   4,724
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MACHINERY -- 2.8%
    *125    American Standard Cos., Inc. .....................  $  9,380
     227    Deere & Co. ......................................    10,869
                                                                --------

                                                                  20,249
                                                                --------

            MEDIA & ENTERTAINMENT -- 4.1%
  +1,326    Mediaset S.p.A. ..................................    10,264
    +294    News Corp. Ltd., ADR..............................     6,730
     189    Promotora de Informaciones S.A. ..................     1,596
    +350    Societe Television Francaise 1....................     9,363
     *45    Viacom, Inc., Class B.............................     2,014
                                                                --------

                                                                  29,967
                                                                --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
     *61    Boston Scientific Corp. ..........................     1,786
                                                                --------

            METALS, MINERALS & MINING -- 2.9%
   *+427    Arcelor...........................................     6,066
   *+432    Freeport-McMoRan Copper & Gold, Inc.,
              Class B.........................................     7,704
    *+84    Inco Ltd..........................................     1,911
    +199    SFK AB............................................     5,150
                                                                --------

                                                                  20,831
                                                                --------

            RESEARCH & TESTING FACILITIES -- 1.0%
    +140    Linde AG..........................................     7,131
                                                                --------

            RETAIL -- 6.7%
     *53    Gucci Group.......................................     4,935
     171    ITO-YOKADO Co., Ltd. .............................     8,560
      47    Lowe's Cos., Inc. ................................     2,125
     479    Marks & Spencer PLC...............................     2,720
    *257    McDonald's Corp. .................................     7,323
    *509    Staples, Inc. ....................................    10,031
      70    Wal-Mart Stores, Inc. ............................     3,867
    *150    eBay, Inc. .......................................     9,249
                                                                --------

                                                                  48,810
                                                                --------

            SOFTWARE & SERVICES -- 3.8%
    *143    Microsoft Corp. ..................................     7,822
  *1,689    Oracle Corp. .....................................    15,999
    *114    Trend Micro, Inc. ................................     3,172
                                                                --------

                                                                  26,993
                                                                --------

            TRANSPORTATION -- 5.4%
    +138    Canadian National Railway Co. ....................     7,143
    +118    DaimlerChrysler AG................................     5,725
      77    Harley-Davidson, Inc. ............................     3,932
      76    Northrop Grumman Corp. ...........................     9,488
   1,401    P&O Princess Cruises PLC..........................     8,840
     +74    Peugeot Citroen S.A. .............................     3,830
                                                                --------

                                                                  38,958
                                                                --------

            Total common stocks (cost $709,431)...............  $703,488
                                                                ========

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       --------
CONVERTIBLE PREFERRED STOCKS -- 0.7%
            COMMUNICATIONS -- 0.7%
    @@ 0    Nortel Networks Corp. (Communications)............  $  5,054
                                                                --------

            Total convertible preferred stocks
              (cost $4,743)...................................  $  5,054
                                                                ========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 4.6%
            REPURCHASE AGREEMENT -- 4.6%
 $33,465    Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $ 33,465
                                                                --------
            Total short-term securities (cost $33,465)........  $ 33,465
                                                                ========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value
  (total cost $747,639) -- see accompanying portfolio.......  $742,007
Receivable for securities sold..............................    52,305
Receivable for Fund shares sold.............................       137
Receivable for dividends and interest.......................     1,213
Security lending collateral.................................   104,980
Cash and other assets.......................................        79
                                                              --------
Total assets................................................   900,721
                                                              ========
LIABILITIES
Payable for securities purchased............................    48,570
Payable for Fund shares redeemed............................    17,830
Security lending collateral payable to brokers..............   104,980
Other liabilities...........................................       115
                                                              --------
Total liabilities...........................................   171,495
                                                              ========
Net assets..................................................  $729,226
                                                              ========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 550,990 shares outstanding....................  $    551
Capital surplus.............................................   915,529
Accumulated undistributed net investment income.............     3,650
Accumulated undistributed net realized loss
  on investments............................................  (184,994)
Unrealized depreciation of investments......................    (5,632)
Unrealized appreciation of forward foreign currency
  contracts (See Note 2(g))@@@..............................        33
Unrealized appreciation of other assets and liabilities in
  foreign currencies........................................        89
                                                              --------
Net assets..................................................  $729,226
                                                              ========

Class IA
  Net asset value per share ($676,758 / 511,235
    shares outstanding) (600,000 shares
    authorized)....................................  $1.32
                                                     =====
Class IB
  Net asset value per share ($52,468 / 39,755
    shares outstanding) (200,000 shares
    authorized)....................................  $1.32
                                                     =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $9,254 or 1.3% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $2,160             $2,171          7/3/2002              $(11)
British Pound (Sell)               988                990          7/1/2002                 2
British Pound (Sell)               794                796          7/2/2002                 2
EURO (Buy)                       1,609              1,600          7/1/2002                 9
EURO (Buy)                       4,910              4,899          7/2/2002                11
EURO (Buy)                         709                711          7/3/2002                (2)
Japanese Yen (Sell)              4,426              4,450          7/1/2002                24
Swiss Franc (Buy)                  945                947          7/3/2002                (2)
                                                                                         ----
                                                                                         $ 33
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
COMMON STOCKS -- 91.1%
            AUSTRALIA -- 2.2%
     801    BHP Billiton Ltd. (Metals, Minerals
              & Mining).................................................  $  4,631
   2,660    News Corp., Ltd. (The) (Media
              & Entertainment)..........................................    14,452
                                                                          --------

                                                                            19,083
                                                                          --------

            BELGIUM -- 1.0%
    *412    Fortis (Financial Services).................................     8,772
                                                                          --------

            BRAZIL -- 0.3%
     134    Unibanco GDR (Financial Services)...........................     2,218
                                                                          --------

            CANADA -- 2.2%
     520    Abitibi-Consolidated, Inc. (Forest &
              Paper Products)...........................................     4,796
     535    Bombardier, Inc. (Transportation)...........................     4,430
     196    Canadian National Railway Co.
              (Transportation)..........................................    10,127
                                                                          --------

                                                                            19,353
                                                                          --------

            FINLAND -- 2.3%
     965    Nokia Oyj (Communications)..................................    14,131
    +162    UPM-Kymmene Oyj (Forest &
              Paper Products)...........................................     6,392
                                                                          --------

                                                                            20,523
                                                                          --------

            FRANCE -- 14.6%
    +487    AXA (Financial Services)....................................     8,908
    +223    Aventis S.A. (Drugs)........................................    15,770
   *+401    BNP Paribas S.A. (Banks)....................................    22,200
    +258    CNP Assurances (Financial Services).........................    10,573
     +99    Carrefour S.A. (Retail).....................................     5,366
     +48    L'Oreal (Consumer Non-Durables).............................     3,747
  *1,308    Orange S.A. (Communications)................................     6,020
    +172    Peugeot Citroen S.A. (Transportation).......................     8,922
   *+175    Publicis Groupe (Business Services).........................     4,828
     +59    Schneider Electric S.A.
              (Electrical Equipment)....................................     3,194
    +339    Societe Television Francaise 1 (Media
              & Entertainment)..........................................     9,087
    +151    TotalFinaElf S.A., B Shares (Energy
              & Services)...............................................    24,438
     @37    Vivendi Environnement (Transportation)......................     1,152
     121    Vivendi Environnement (Transportation)......................     3,718
                                                                          --------

                                                                           127,923
                                                                          --------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
            GERMANY -- 6.2%
    +105    Adidas AG (Apparel & Textile)...............................  $  8,573
     103    BASF AG (Chemicals).........................................     4,762
    +338    Bayerische Vereinsbank AG (Banks)...........................    10,975
    +190    DaimlerChrysler AG (Transportation).........................     9,180
      87    Infineon Technologies AG (Computers &
              Office Equipment).........................................     1,352
    +255    Metro AG (Retail)...........................................     7,819
     +59    Sap AG (Software & Services)................................     5,847
    +212    ThyssenKrupp AG (Metals, Minerals. & Mining)                     3,251
      38    Wella AG (Consumer Durables)................................     2,305
                                                                          --------
                                                                            54,064
                                                                          --------

            HONG KONG -- 2.2%
     645    Hang Seng Bank Ltd. (Banks).................................     6,904
  *3,226    Johnson Electric Holdings Ltd.
              (Machinery)...............................................     3,826
     533    Sun Hung Kai Properties (Real Estate).......................     4,049
     948    Swire Pacific Ltd. (Consumer Services)......................     4,850
                                                                          --------
                                                                            19,629
                                                                          --------

            IRELAND -- 2.2%
     711    Allied Irish Banks PLC (Banks)..............................     9,427
  *1,542    Ryanair Holdings PLC (Transportation).......................     9,424
                                                                          --------
                                                                            18,851
                                                                          --------

            ITALY -- 4.0%
  +1,299    Autostrade S.p.A. (Transportation)..........................    10,763
  +2,954    Banca Monte Dei Paschi di Siena S.p.A.
              (Banks)...................................................     9,599
    +395    ENI S.p.A. (Energy & Services)..............................     6,282
  +1,116    Mediaset S.p.A. (Media & Entertainment).....................     8,641
                                                                          --------
                                                                            35,285
                                                                          --------

            JAPAN -- 14.6%
     205    Aeon Co., Ltd. (Retail).....................................     5,473
    +276    Eisai Co., Ltd. (Medical Instruments
              & Supplies)...............................................     7,103
     @46    Fujisawa Pharmaceutical Co., Ltd. (Drugs)...................     1,092
     202    Fujisawa Pharmaceutical Co., Ltd. (Drugs)...................     4,845
     813    Fujitsu Ltd. (Electronics)..................................     5,671
      48    Hoya Corp. (Medical Instruments
              & Supplies)...............................................     3,474
     271    Kao Corp. (Consumer Non-Durables)...........................     6,240
   1,614    Komatsu Ltd. (Machinery)....................................     5,777
      60    Kyocera Corp. (Electronics).................................     4,380
    +710    Matsushita Electric Industrial Co., Ltd.
              (Electronics).............................................     9,685
    +640    Mitsubishi Estate Co., Ltd. (Real Estate)...................     5,233
    +871    Nikko Cordial Corp. (Financial Services)....................     4,398
   2,961    Nippon Steel Corp. (Metals, Minerals
              & Mining).................................................     4,620
     @@0    Nippon Unipac Holding (Forest &
              Paper Products)...........................................       941
    +342    Pioneer Corp. (Electronics).................................     6,121
    +149    Promise Co., Ltd. (Financial Services)......................     7,502
     465    Shionogi & Co., Ltd. (Drugs)................................     5,932
      *6    Sky Perfect (Communications)................................     6,335
     190    Sony Corp. (Electronics)....................................    10,031
   1,197    Sumitomo Bank (Banks).......................................     5,844
      52    Takefuji Corp. (Financial Services).........................     3,635
    *192    Trend Micro, Inc. (Software & Services).....................     5,366

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
COMMON STOCKS -- (CONTINUED)
            JAPAN -- (CONTINUED)
     284    Ushio, Inc. (Business Services).............................  $  3,374
    +271    Yamato Transport Co., Ltd.
              (Transportation)..........................................     4,940
                                                                          --------

                                                                           128,012
                                                                          --------

            LUXEMBOURG -- 1.5%
   *+904    Arcelor (Metals, Minerals & Mining).........................    12,836
                                                                          --------

            MALAYSIA -- 0.5%
  *1,590    Resorts World Berhad (Hotels & Gaming)......................     4,435
                                                                          --------

            NETHERLANDS -- 2.8%
     110    Aegon N.V. (Insurance)......................................     2,293
     362    ING Groep N.V. (Insurance)..................................     9,295
    @592    Koninklijke KPN N.V. (Communications).......................     2,773
   2,090    Koninklijke KPN N.V. (Communications).......................     9,783
                                                                          --------

                                                                            24,144
                                                                          --------

            RUSSIA -- 0.9%
   **225    OAO Gazprom ADR (Energy & Services).........................     3,656
     +31    YUKOS, ADR (Energy & Services)..............................     4,257
                                                                          --------

                                                                             7,913
                                                                          --------

            SINGAPORE -- 0.7%
     242    DBS Group Holdings Ltd. (Banks).............................     1,701
    @592    DBS Group Holdings Ltd. (Banks).............................     4,157
                                                                          --------

                                                                             5,858
                                                                          --------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
            SOUTH AFRICA -- 0.2%
      32    Anglogold Ltd. (Metals, Minerals
              & Mining).................................................  $  1,706
                                                                          --------

            SOUTH KOREA -- 1.2%
     *45    Kookmin Bank (Banks)........................................     2,165
     *64    Kookmin Bank ADR (Banks)....................................     3,151
     *18    Samsung Electronics Co., Ltd.
              (Electronics).............................................     4,803
                                                                          --------
                                                                            10,119
                                                                          --------

            SPAIN -- 2.9%
     +71    Banco Popular Espanol S.A. (Banks)..........................     3,155
    +385    Endesa S.A. (Utilities).....................................     5,587
    +582    Iberdrola S.A. (Utilities)..................................     8,478
    *375    Industria de Diseno Textil S.A. (Apparel
              & Textile)................................................     7,912
                                                                          --------
                                                                            25,132
                                                                          --------

            SWEDEN -- 2.6%
     876    Gambro AB, A Shares (Medical
              Instruments & Supplies)...................................     5,765
     355    Sparbanken Sverige AB, A Shares (Banks).....................     4,503
   1,014    Swedish Match AB (Consumer Non-
              Durables).................................................     8,386
    +208    Volvo AB (Transportation)...................................     4,302
                                                                          --------
                                                                            22,956
                                                                          --------

            SWITZERLAND -- 6.3%
    *138    Converium Holding AG, ADR
              (Financial Services)......................................     3,546
    *495    Credit Suisse Group (Banks).................................    15,730
      46    Nestle S.A. (Food, Beverage & Tobacco)......................    10,767
     109    Novartis AG (Drugs).........................................     4,785
      73    Roche Holdings AG (Drugs)...................................     5,534
     433    STMicroelectronics N.V. (Electronics).......................    10,798
      +6    Serono S.A., Class B (Drugs)................................     3,697
                                                                          --------
                                                                            54,857
                                                                          --------

            TAIWAN -- 2.5%
  *4,661    China Steel Corp. (Metals, Minerals
              & Mining).................................................     2,400
  *5,354    Chinatrust Financial Holding Co., Ltd.
              (Banks)...................................................     4,728
   3,029    Formosa Chemicals & Fiber Corp.
              (Chemicals)...............................................     2,756
    *796    Quanta Computer, Inc. (Computers &
              Office Equipment).........................................     2,240
    *284    Taiwan Semiconductor Manufacturing Co.,
              Ltd., ADR (Electronics)...................................     3,689
  *4,837    United Microelectronics Corp. (Electronics).................     5,806
    *+50    United Microelectronics Corp., ADR
              (Electronics).............................................       365
                                                                          --------
                                                                            21,984
                                                                          --------

            THAILAND -- 0.8%
  *4,639    Siam Commercial Bank Public Co., Ltd.
              (Banks)...................................................     3,267
  *4,646    Thai Farmers Bank Public Co., Ltd.
              (Banks)...................................................     3,720
                                                                          --------
                                                                             6,987
                                                                          --------

            UNITED KINGDOM -- 15.7%
     429    AstraZeneca PLC (Drugs).....................................    17,729
   2,037    BP PLC (Energy & Services)..................................    17,092
   2,519    British Aerospace PLC (Aerospace
              & Defense)................................................    12,881
   2,712    British Airways PLC (Transportation)........................     7,720
    @234    British Sky Broadcasting (Media
              & Entertainment)..........................................     2,291
    *249    British Sky Broadcasting (Media
              & Entertainment)..........................................     2,348
     383    CGNU PLC (Financial Services)...............................     3,079
     511    Imperial Tobacco Group (Food, Beverage
              & Tobacco)................................................     8,274
  *5,763    Invensys PLC (Electrical Equipment).........................     7,841
     735    Lloyds Tsb Group PLC (Insurance)............................     7,308
     678    Marks & Spencer PLC (Retail)................................     3,851
     408    P&O Princess Cruises PLC
              (Transportation)..........................................     2,576
     246    Rio Tinto PLC (Metals, Minerals
              & Mining).................................................     4,496
     484    Royal Bank of Scotland Group PLC
              (Banks)...................................................    13,722
   1,175    Scottish & Newcastle PLC (Food,
              Beverage & Tobacco).......................................    10,843

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           MARKET
 SHARES                                                                    VALUE
---------                                                                 --------
COMMON STOCKS -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
  10,955    Vodafone Group PLC (Communications).........................  $ 15,030
                                                                          --------

                                                                           137,081
                                                                          --------

            UNITED STATES OF AMERICA -- 0.7%
    *287    Accenture Ltd. (Business Services)..........................     5,457
      42    Schlumberger Ltd. (Energy & Services).......................     1,951
                                                                          --------

                                                                             7,408
                                                                          --------

            Total common stocks.........................................  $797,129
                                                                          ========

CONVERTIBLE PREFERRED STOCKS -- 0.7%
            CANADA -- 0.7%
     @@0    Nortel Networks Corp. (Communications)......................     6,028
                                                                          --------

            Total convertible preferred stocks..........................  $  6,028
                                                                          ========
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 13.7%

            REPURCHASE AGREEMENT -- 13.7%
$120,331    Joint Repurchase Agreement (See Note 2(d))
              1.884% due 07/01/02.......................................  $120,331
                                                                          --------

            Total short-term securities.................................  $120,331
                                                                          ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $802,828).........................   91.1%  $797,129
Total convertible preferred stocks
  (cost $5,657).............................................    0.7      6,028
Total short-term securities (cost $120,331).................   13.7    120,331
                                                              -----   --------

Total investment in securities
  (total cost $928,816).....................................  105.5    923,488
Cash, receivables and other assets..........................    3.9     35,184
Securities lending collateral (See Note 2(i))...............   21.7    190,147
Payable for securities purchased............................   (2.0)   (17,832)
Payable for Fund shares redeemed............................   (7.4)   (65,114)
Securities lending collateral payable to brokers
  (See Note 2(i))...........................................  (21.7)  (190,147)
Other liabilities...........................................   (0.0)      (361)
                                                              -----   --------

Net assets..................................................  100.0%  $875,365
                                                              =====   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 2,500,000
  shares authorized; 951,605 shares outstanding.............  $    95,161
Capital surplus.............................................    1,070,613
Accumulated undistributed net investment loss...............        7,092
Accumulated undistributed net realized loss
  on investments............................................     (292,518)
Unrealized depreciation of investments......................       (5,328)
Unrealized appreciation of forward foreign currency
  contracts (See Note 2(g))@@@..............................           65
Unrealized appreciation of other assets and liabilities
  in foreign currencies.....................................          280
                                                              -----------

Net assets..................................................  $   875,365
                                                              ===========


                                                    MARKET
                                                    VALUE
                                                    ------
Class IA
  Net asset value per share ($851,069 / 925,166
    shares outstanding) (1,875,000 shares
    authorized)...................................  $0.92
                                                    =====
Class IB
  Net asset value per share ($24,296 / 26,439
    shares outstanding) (625,000 shares
    authorized)...................................  $0.92
                                                    =====


DIVERSIFICATION BY INDUSTRY:
Aerospace & Defense.......................   1.5%  $ 12,881
Apparel & Textile.........................   1.9     16,485
Banks.....................................  14.3    124,948
Business Services.........................   1.6     13,659
Chemicals.................................   0.9      7,518
Communications............................   6.2     54,072
Computers & Office Equipment..............   0.4      3,592
Consumer Durables.........................   0.3      2,305
Consumer Non-Durables.....................   2.1     18,373
Consumer Services.........................   0.6      4,850
Drugs.....................................   6.8     59,384
Electrical Equipment......................   1.3     11,035
Electronics...............................   7.0     61,349
Energy & Services.........................   6.6     57,676
Financial Services........................   6.0     52,631
Food, Beverage & Tobacco..................   3.4     29,884
Forest & Paper Products...................   1.4     12,129
Hotels & Gaming...........................   0.5      4,435
Insurance.................................   2.2     18,896
Machinery.................................   1.1      9,603
Media & Entertainment.....................   4.2     36,819
Medical Instruments & Supplies............   1.9     16,342
Metals, Minerals & Mining.................   3.9     33,940
Real Estate...............................   1.1      9,282
Retail....................................   2.5     22,509
Software & Services.......................   1.2     11,213
Transportation............................   8.7     77,254
Utilities.................................   1.5     14,065
                                            ----   --------
   Total common stocks....................  91.1%  $797,129
                                            ====   ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $11,465 or 1.3% of net assets.

   ** Securities contain some restriction as to public resale. At June 30, 2002, the market value of these securities amounted to $3,656 or 0.4% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Buy)             $  799             $  803          7/3/2002              $ (4)
British Pound (Sell)             2,644              2,651          7/2/2002                 7
Canadian Dollar (Buy)            1,910              1,921          7/3/2002               (11)
EURO (Buy)                       1,708              1,698          7/1/2002                10
EURO (Buy)                       4,499              4,490          7/2/2002                 9
EURO (Sell)                         28                 29          7/3/2002                 1
Japanese Yen (Buy)                 683                684          7/2/2002                (1)
Japanese Yen (Sell)              8,996              9,045          7/1/2002                49
Japanese Yen (Sell)                720                725          7/3/2002                 5
Sinapore Dollar (Sell)           2,804              2,811          7/1/2002                 7
Sinapore Dollar (Sell)             805                804          7/2/2002                (1)
Sinapore Dollar (Sell)              28                 29          7/3/2002                 1
South African Rand (Sell)        1,370              1,355          7/5/2002               (15)
Swiss Franc (Buy)                   17                 16          7/2/2002                 1
Swiss Franc (Sell)               2,292              2,299          7/3/2002                 7
                                                                                         ----
                                                                                         $ 65
                                                                                         ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                             VALUE
-----------                                                       -----------
COMMON STOCKS -- 96.7%
              AEROSPACE & DEFENSE -- 0.4%
     *2,378   General Motors Corp., Class H.....................  $    24,734
                                                                  -----------

              BANKS -- 10.3%
        997   American Express Co. .............................       36,222
      2,400   Bank One Corp. ...................................       92,352
      5,117   Citigroup, Inc. ..................................      198,303
      2,796   Fleet Boston Financial Corp. .....................       90,457
      1,279   Household International, Inc. ....................       63,586
      3,118   State Street Corp. ...............................      139,383
      2,330   U.S. Bancorp......................................       54,406
                                                                  -----------

                                                                      674,709
                                                                  -----------

              BUSINESS SERVICES -- 0.8%
     *2,847   Accenture Ltd. ...................................       54,087
                                                                  -----------

              CHEMICALS -- 1.6%
      3,000   Dow Chemical Co. (The)............................      103,140
                                                                  -----------

              COMMUNICATIONS -- 1.0%
      2,115   SBC Communications, Inc. .........................       64,502
                                                                  -----------

              COMPUTERS & OFFICE EQUIPMENT -- 5.0%
        301   3M Co. ...........................................       37,060
     *5,476   Cisco Systems, Inc. ..............................       76,385
      5,658   Hewlett-Packard Co. ..............................       86,451
      1,752   International Business Machines
                Corp. ..........................................      126,122
                                                                  -----------

                                                                      326,018
                                                                  -----------

              CONSTRUCTION -- 0.9%
      3,500   Halliburton Co. ..................................       55,790
                                                                  -----------

              CONSUMER NON-DURABLES -- 2.8%
      1,300   Estee Lauder Cos., Inc. (The),
                Class A.........................................       45,760
        600   Gillette Co. (The)................................       20,322
     *3,936   Safeway, Inc. ....................................      114,883
                                                                  -----------

                                                                      180,965
                                                                  -----------

              DRUGS -- 11.3%
      2,700   Abbott Laboratories...............................      101,655
     *1,200   Amgen, Inc. ......................................       50,256
      1,450   Eli Lilly & Co. ..................................       81,780
     *2,300   Genzyme Corp......................................       44,252
      4,688   Pfizer, Inc. .....................................      164,077
      2,403   Pharmacia Corp. ..................................       89,995
      4,292   Schering-Plough Corp. ............................      105,581
      1,983   Wyeth.............................................      101,540
                                                                  -----------

                                                                      739,136
                                                                  -----------

              ELECTRICAL EQUIPMENT -- 0.2%
       *550   Waters Corp. .....................................       14,685
                                                                  -----------

              ELECTRONICS -- 7.6%
      1,268   Emerson Electric Co. .............................       67,856
      9,524   General Electric Co. .............................      276,675
      6,336   Intel Corp. ......................................      115,753
     *1,560   Micron Technology, Inc. ..........................       31,543
        200   Texas Instruments, Inc. ..........................        4,740
                                                                  -----------

                                                                      496,567
                                                                  -----------

              ENERGY & SERVICES -- 7.6%
      1,428   Anadarko Petroleum Corp. .........................       70,386
      1,258   ChevronTexaco Corp. ..............................      111,352
      5,484   ExxonMobil Corp. .................................      224,393
      1,889   Schlumberger Ltd. ................................       87,852
                                                                  -----------

                                                                      493,983
                                                                  -----------

                                                                    MARKET
  SHARES                                                             VALUE
-----------                                                       -----------
              FINANCIAL SERVICES -- 4.7%
      3,112   Franklin Resources, Inc. .........................  $   132,696
        917   Goldman Sachs Group, Inc. (The)...................       67,247
      2,668   Merrill Lynch & Co., Inc. ........................      108,058
                                                                  -----------
                                                                      308,001
                                                                  -----------

              FOOD, BEVERAGE & TOBACCO -- 1.3%
      1,703   PepsiCo., Inc. ...................................       82,094
                                                                  -----------

              FOREST & PAPER PRODUCTS -- 2.6%
        900   International Paper Co. ..........................       39,222
      1,617   Kimberly-Clark Corp. .............................      100,223
        500   Weyerhaeuser Co. .................................       31,925
                                                                  -----------
                                                                      171,370
                                                                  -----------

              HEALTH SERVICES -- 1.7%
      2,315   HCA, Inc. ........................................      109,963
                                                                  -----------

              INSURANCE -- 5.1%
      2,720   American International Group, Inc. ...............      185,586
      1,542   Marsh & McLennan Cos., Inc. ......................      148,996
                                                                  -----------
                                                                      334,582
                                                                  -----------

              MACHINERY -- 1.4%
        460   Caterpillar, Inc. ................................       22,497
      1,000   United Technologies Corp. ........................       67,900
                                                                  -----------
                                                                       90,397
                                                                  -----------

              MEDIA & ENTERTAINMENT -- 3.9%
      2,650   Gannett Co., Inc. ................................      201,135
     *5,454   Liberty Media Corp., Class A......................       54,544
                                                                  -----------
                                                                      255,679
                                                                  -----------

              MEDICAL INSTRUMENTS & SUPPLIES -- 0.6%
        757   Johnson & Johnson.................................       39,545
                                                                  -----------

              METALS, MINERALS & MINING -- 2.9%
      3,009   Alcoa, Inc. ......................................       99,745
      1,200   Illinois Tool Works, Inc. ........................       81,960
        192   Masco Corp. ......................................        5,192
                                                                  -----------
                                                                      186,897
                                                                  -----------

              RETAIL -- 4.6%
      3,300   CVS Corp. ........................................      100,980

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                    MARKET
  SHARES                                                             VALUE
-----------                                                       -----------
COMMON STOCKS -- (CONTINUED)
              RETAIL -- (CONTINUED)
     *2,028   Costco Wholesale Corp. ...........................  $    78,306
      1,847   Home Depot, Inc. (The)............................       67,829
      1,003   Wal-Mart Stores, Inc. ............................       55,164
                                                                  -----------

                                                                      302,279
                                                                  -----------

              RUBBER & PLASTICS PRODUCTS -- 1.3%
     +1,550   NIKE, Inc., Class B...............................       83,163
                                                                  -----------

              SOFTWARE & SERVICES -- 10.4%
     *9,499   AOL Time Warner, Inc. ............................      139,732
      2,100   Automatic Data Processing, Inc. ..................       91,455
     *1,039   Computer Sciences Corp. ..........................       49,655
     *5,759   Microsoft Corp. ..................................      315,028
     *9,092   Oracle Corp. .....................................       86,101
                                                                  -----------

                                                                      681,971
                                                                  -----------

              TRANSPORTATION -- 4.0%
      2,703   Boeing Co. (The)..................................      121,626
      1,447   FedEx Corp. ......................................       77,286
        517   Northrop Grumman Corp. ...........................       64,613
                                                                  -----------

                                                                      263,525
                                                                  -----------

              UTILITIES -- 2.7%
        326   Duke Energy Corp. ................................       10,129
      1,815   Exelon Corp. .....................................       94,930
        900   FPL Group, Inc. ..................................       53,991
       *686   Waste Management, Inc. ...........................       17,878
                                                                      176,928
                                                                  -----------

              Total common stocks...............................  $ 6,314,710
                                                                  ===========

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 3.4%
              REPURCHASE AGREEMENT -- 3.4%
$   223,626   Joint Repurchase Agreement (See Note 2(d))
                1.884% due 07/01/02.............................  $   223,626
                                                                  -----------

              Total short-term securities.......................  $   223,626
                                                                  ===========


                                                               MARKET
                                                               VALUE
                                                             ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $6,923,232).............    96.7%  $6,314,710
Total short-term securities (cost $223,626).......     3.4      223,626
                                                    ------   ----------

Total investment in securities
  (total cost $7,146,858).........................   100.1    6,538,336
Cash, receivables and other assets................     0.2        9,466
Securities lending collateral (See Note 2(i)).....     0.8       49,290
Payable for securities purchased..................    (0.2)     (10,241)
Payable for Fund shares redeeemed.................    (0.1)      (4,943)
Securities lending collateral payable
  to brokers (See Note 2(i))......................    (0.8)     (49,290)
Other liabilities.................................    (0.0)        (358)
                                                    ------   ----------

Net assets........................................   100.0%  $6,532,260
                                                    ======   ==========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  3,000,000 shares authorized; 1,654,162
  shares outstanding..............................   $   165,416
Capital surplus...................................     7,478,814
Accumulated undistributed net investment income...        31,395
Accumulated undistributed net realized loss
  on investments..................................      (534,843)
Unrealized depreciation of investments............      (608,522)
                                                     -----------
Net assets........................................   $ 6,532,260
                                                     ===========


Class IA
  Net asset value per share
    ($6,255,698 / 1,584,008 shares outstanding)
    (2,250,000 shares authorized).................   $3.95
                                                     =====
Class IB
  Net asset value per share ($276,562 / 70,154
    shares outstanding) (750,000 shares
    authorized)...................................   $3.94
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
--------                                                       ---------
COMMON STOCKS -- 98.5%
           BANKS -- 13.6%
     118   Bank of America Corp. ............................  $   8,331
     589   Citigroup, Inc. ..................................     22,806
     173   Fannie Mae........................................     12,759
      88   Golden West Financial Corp. ......................      6,046
     356   KeyCorp. .........................................      9,716
     162   UnionBanCal Corp. ................................      7,580
     303   Wachovia Corp. ...................................     11,554
                                                               ---------

                                                                  78,792
                                                               ---------

           CHEMICALS -- 2.1%
     109   Cambrex Corp. ....................................      4,383
     182   du Pont (E.I.) de Nemours & Co. ..................      8,067
                                                               ---------

                                                                  12,450
                                                               ---------

           COMMUNICATIONS -- 2.9%
     688   AT&T Corp. .......................................      7,362
    *344   AT&T Wireless Services, Inc. .....................      2,015
     180   Verizon Communications, Inc. .....................      7,239
                                                               ---------

                                                                  16,616
                                                               ---------

           COMPUTERS & OFFICE EQUIPMENT -- 6.8%
    *879   Cisco Systems, Inc. ..............................     12,262
    *136   Dell Computer Corp. ..............................      3,560
     497   Hewlett-Packard Co. ..............................      7,589
      96   International Business Machines Corp. ............      6,876
     *47   International Game Technology.....................      2,676
    *122   Lexmark International, Inc. ......................      6,620
                                                               ---------

                                                                  39,583
                                                               ---------

           CONSTRUCTION -- 0.9%
     336   Halliburton Co. ..................................      5,351
                                                               ---------

           CONSUMER NON-DURABLES -- 3.8%
     121   Gillette Co. (The)................................      4,112
     192   McKesson Corp. ...................................      6,278
      35   Procter & Gamble Co. (The)........................      3,090
    *288   Safeway, Inc. ....................................      8,392
                                                               ---------

                                                                  21,872
                                                               ---------

           DRUGS -- 10.8%
     330   Abbott Laboratories...............................     12,421
     108   Eli Lilly & Co. ..................................      6,074
    *198   Genzyme Corp. ....................................      3,800
     *31   Immunex Corp. ....................................        684
      58   Merck & Co., Inc. ................................      2,947
     117   Pfizer, Inc. .....................................      4,081
     340   Pharmacia Corp. ..................................     12,745
     404   Schering-Plough Corp. ............................      9,926
    *203   Watson Pharmaceuticals, Inc. .....................      5,132
      96   Wyeth.............................................      4,931
                                                               ---------

                                                                  62,741
                                                               ---------

           ELECTRICAL EQUIPMENT -- 0.4%
     *55   KLA-Tencor Corp. .................................      2,424
                                                               ---------

           ELECTRONICS -- 4.6%
     513   General Electric Co. .............................     14,908
     402   Intel Corp. ......................................      7,341
    *119   Micron Technology, Inc. ..........................      2,396
     *85   Xilinx, Inc. .....................................      1,898
                                                               ---------

                                                                  26,543
                                                               ---------

                                                                MARKET
 SHARES                                                          VALUE
--------                                                       ---------
           ENERGY & SERVICES -- 6.4%
      53   Amerada Hess Corp. ...............................  $   4,340
     158   Burlington Resources, Inc. .......................      6,008
     129   ChevronTexaco Corp. ..............................     11,420
     315   ExxonMobil Corp. .................................     12,873
      75   Sunoco, Inc. .....................................      2,672
                                                               ---------
                                                                  37,313
                                                               ---------

           FINANCIAL SERVICES -- 2.9%
      51   Goldman Sachs Group, Inc. (The)...................      3,741
      71   Lehman Brothers Holdings, Inc. ...................      4,451
     210   Merrill Lynch & Co., Inc. ........................      8,521
                                                               ---------
                                                                  16,713
                                                               ---------

           FOOD, BEVERAGE & TOBACCO -- 4.0%
     247   Pepsi Bottling Group, Inc. (The)..................      7,601
     139   PepsiCo., Inc. ...................................      6,709
     200   Philip Morris Cos., Inc. .........................      8,745
                                                               ---------
                                                                  23,055
                                                               ---------

           FOREST & PAPER PRODUCTS -- 1.8%
     170   Kimberly-Clark Corp. .............................     10,515
                                                               ---------

           HEALTH SERVICES -- 0.6%
      69   HCA, Inc. ........................................      3,292
                                                               ---------

           INSURANCE -- 5.5%
     174   Ambac Financial Group, Inc. ......................     11,696
     117   American International Group, Inc. ...............      7,979
     *58   Anthem, Inc. .....................................      3,887
      87   Marsh & McLennan Cos., Inc. ......................      8,424
                                                               ---------
                                                                  31,986
                                                               ---------

           MACHINERY -- 1.7%
    *149   Applied Materials, Inc. ..........................      2,834
     *25   SPX Corp..........................................      2,949
      62   United Technologies Corp. ........................      4,176
                                                               ---------
                                                                   9,959
                                                               ---------

           MEDIA & ENTERTAINMENT -- 1.0%
      16   McClatchy Co. (The)...............................      1,054
    *213   USA Networks, Inc. ...............................      4,993
                                                               ---------
                                                                   6,047
                                                               ---------

           MEDICAL INSTRUMENTS & SUPPLIES -- 1.1%
     194   Becton, Dickinson & Co. ..........................      6,676
                                                               ---------

           METALS, MINERALS & MINING -- 3.5%
     127   Engelhard Corp. ..................................      3,608

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
--------                                                       ---------
COMMON STOCKS -- (CONTINUED)
           METALS, MINERALS & MINING  -- (CONTINUED)
    *164   Freeport-McMoRan Copper & Gold, Inc.,
             Class B.........................................  $   2,918
      86   Lockheed Martin Corp. ............................      6,005
     144   Masco Corp. ......................................      3,898
     116   Precision Castparts Corp. ........................      3,815
                                                               ---------

                                                                  20,244
                                                               ---------

           RESEARCH & TESTING FACILITIES -- 0.5%
     *64   Cephalon, Inc. ...................................      2,906
                                                               ---------

           RETAIL -- 9.8%
    *101   Bed Bath & Beyond, Inc. ..........................      3,816
     120   CVS Corp. ........................................      3,663
     168   Dillard's, Inc., Class A..........................      4,419
     214   Home Depot, Inc. (The)............................      7,869
    *130   Kroger Co. (The)..................................      2,585
     146   Lowe's Cos., Inc. ................................      6,628
    *153   McDonald's Corp. .................................      4,361
    *192   Staples, Inc. ....................................      3,778
     169   Target Corp. .....................................      6,424
     239   Wal-Mart Stores, Inc. ............................     13,136
                                                               ---------

                                                                  56,679
                                                               ---------

           RUBBER & PLASTICS PRODUCTS -- 1.7%
      93   NIKE, Inc., Class B...............................      5,000
    *121   Sealed Air Corp. .................................      4,869
                                                               ---------

                                                                   9,869
                                                               ---------

           SOFTWARE & SERVICES -- 6.5%
    *404   AOL Time Warner, Inc. ............................      5,946
     272   First Data Corp. .................................     10,107
    *364   Microsoft Corp. ..................................     19,922
    *217   Oracle Corp. .....................................      2,053
                                                               ---------

                                                                  38,028
                                                               ---------

           TRANSPORTATION -- 2.5%
     102   CSX Corp. ........................................      3,568
     *79   Continental Airlines, Inc., Class B...............      1,248
     103   FedEx Corp. ......................................      5,511
     116   USFreightways Corp. ..............................      4,374
                                                               ---------

                                                                  14,701
                                                               ---------

           UTILITIES -- 3.1%
      77   Dominion Resources, Inc. .........................      5,111
    *204   Edison International..............................      3,463
     185   Exelon Corp. .....................................      9,662
                                                               ---------

                                                                  18,236
                                                               ---------

           Total common stocks...............................  $ 572,591
                                                               =========


PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ---------
SHORT-TERM SECURITIES -- 1.0%
            REPURCHASE AGREEMENT -- 1.0%
$  5,905    Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $   5,905
                                                                ---------

            U.S. TREASURY BILLS -- 0.0%
     100    1.846% due 08/08/02...............................        100
                                                                ---------

            Total short-term securities.......................  $   6,005
                                                                =========



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $630,208)...............    98.5%  $572,591
Total short-term securities (cost $6,005).........     1.0      6,005
                                                    ------   --------

Total investment in securities
  (total cost $636,213)...........................    99.5    578,596
Cash, receivables and other assets................     0.8      4,153
Payable for securities purchased..................    (0.3)    (1,516)
Other liabilities.................................    (0.0)       (53)
                                                    ------   --------

Net assets........................................   100.0%  $581,180
                                                    ======   ========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 597,942 shares outstanding...   $     598
Capital surplus...................................     741,535
Accumulated undistributed net investment income...       1,296
Accumulated undistributed net realized loss on
  investments.....................................    (104,279)
Unrealized depreciation of investments............     (57,617)
Unrealized depreciation of futures contracts ++...        (353)
                                                     ---------
Net assets........................................   $ 581,180
                                                     =========


Class IA
  Net asset value per share ($531,169 / 546,271
    shares outstanding) (600,000 shares
    authorized)...................................   $0.97
                                                     =====
Class IB
  Net asset value per share ($50,011 / 51,671
    shares outstanding) (200,000 shares
    authorized)...................................   $0.97
                                                     =====


    *  Non-income producing during the period.

   ++ The Fund had 30 Standard & Poor's 500 September 2002 Futures contracts open as of June 30, 2002. These contracts had a value of $7,426 as of June 30, 2002 and were collateralized by $473 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 99.2%
            AEROSPACE & DEFENSE -- 0.2%
      86    Raytheon Co. .....................................  $    3,485
                                                                ----------

            APPAREL & TEXTILE -- 0.1%
      23    Liz Claiborne, Inc. ..............................         728
      24    V. F. Corp. ......................................         933
                                                                ----------

                                                                     1,661
                                                                ----------

            BANKS -- 13.1%
      78    AmSouth Bancorp...................................       1,739
     286    American Express Co. .............................      10,376
     103    BB&T Corp. .......................................       3,974
     252    Bank One Corp. ...................................       9,705
     331    Bank of America Corp. ............................      23,273
     156    Bank of New York Co., Inc. (The)..................       5,278
      47    Capital One Financial Corp. ......................       2,884
      48    Charter One Financial, Inc. ......................       1,663
   1,106    Citigroup, Inc. ..................................      42,849
      38    Comerica, Inc. ...................................       2,328
      27    Countrywide Credit Industries, Inc. ..............       1,282
     214    Fannie Mae........................................      15,800
     127    Fifth Third Bancorp...............................       8,435
      27    First Tennessee National Corp. ...................       1,046
     225    Fleet Boston Financial Corp. .....................       7,278
     149    Freddie Mac.......................................       9,141
      33    Golden West Financial Corp. ......................       2,286
      98    Household International, Inc. ....................       4,877
     +53    Huntington Bancshares, Inc. ......................       1,032
      92    KeyCorp. .........................................       2,502
     183    MBNA Corp. .......................................       6,051
      46    Marshall & Ilsley Corp. ..........................       1,410
      95    Mellon Financial Corp. ...........................       2,979
     428    Morgan (J.P.) Chase & Co. ........................      14,510
     131    National City Corp. ..............................       4,350
      48    Northern Trust Corp. .............................       2,098
      61    PNC Financial Services Group......................       3,189
     *62    Providian Financial Corp..........................         366
      49    Regions Financial Corp. ..........................       1,730
      33    SLM Corp. ........................................       3,229
      75    SouthTrust Corp. .................................       1,948
      70    State Street Corp. ...............................       3,122
      61    SunTrust Banks, Inc. .............................       4,161
      64    Synovus Financial Corp. ..........................       1,750
     411    U.S. Bancorp......................................       9,592
      44    Union Planters Corp. .............................       1,411
     294    Wachovia Corp. ...................................      11,226
     209    Washington Mutual, Inc. ..........................       7,766
     368    Wells Fargo Co. ..................................      18,401
      20    Zions Bancorp.....................................       1,026
                                                                ----------

                                                                   258,063
                                                                ----------

            BUSINESS SERVICES -- 0.9%
    *224    Cendant Corp. ....................................       3,559
    *110    Concord EFS, Inc. ................................       3,306
     *37    Convergys Corp. ..................................         727
      31    Equifax, Inc. ....................................         839
      17    Fluor Corp. ......................................         672
      82    Interpublic Group of Cos., Inc. (The).............       2,036
      40    Omnicom Group, Inc. ..............................       1,840
      81    Paychex, Inc. ....................................       2,523
     *38    Robert Half International, Inc. ..................         881
     *24    TMP Worldwide, Inc. ..............................         516
                                                                ----------

                                                                    16,899
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            CHEMICALS -- 1.4%
      49    Air Products & Chemicals, Inc. ...................  $    2,465
      24    Avery Dennison Corp. .............................       1,479
     195    Dow Chemical Co. (The)............................       6,705
      17    Eastman Chemical Co. .............................         781
      11    Great Lakes Chemical Corp. .......................         286
      20    International Flavors & Fragrances, Inc. .........         658
      36    PPG Industries, Inc. .............................       2,245
      35    Praxair, Inc. ....................................       2,001
      48    Rohm & Haas Co. ..................................       1,926
     213    du Pont (E.I.) de Nemours & Co. ..................       9,474
                                                                ----------
                                                                    28,020
                                                                ----------

            COMMUNICATIONS -- 5.0%
    *171    ADC Telecommunications, Inc. .....................         392
      67    ALLTEL Corp. .....................................       3,139
     816    AT&T Corp. .......................................       8,732
    *581    AT&T Wireless Services, Inc. .....................       3,401
     *21    Andrew Corp. .....................................         303
     *78    Avaya, Inc. ......................................         385
     403    BellSouth Corp. ..................................      12,686
     *93    CIENA Corp. ......................................         389
      30    CenturyTel, Inc. .................................         897
     *40    Comverse Technology, Inc. ........................         373
    *738    Lucent Technologies, Inc. ........................       1,225
     488    Motorola, Inc. ...................................       7,036
     *72    Network Appliance, Inc. ..........................         895
    *175    Nextel Communications, Inc., Class A..............         563
    *826    Nortel Networks Corp. ............................       1,198
    *165    QUALCOMM, Inc. ...................................       4,547
     361    Qwest Communications International, Inc. .........       1,011
      39    Rockwell International Corp. .....................       1,078
     718    SBC Communications, Inc. .........................      21,888
      34    Scientific-Atlanta, Inc. .........................         556
     191    Sprint Corp. .....................................       2,031
    *214    Sprint PCS Group..................................         956
     *89    Tellabs, Inc. ....................................         549
     585    Verizon Communications, Inc. .....................      23,490
                                                                ----------
                                                                    97,720
                                                                ----------

            COMPUTERS & OFFICE EQUIPMENT -- 4.9%
      84    3M Co. ...........................................      10,284
     *77    Apple Computer, Inc. .............................       1,358
  *1,573    Cisco Systems, Inc. ..............................      21,943
    *558    Dell Computer Corp. ..............................      14,578
    *478    EMC Corp. ........................................       3,607
     *70    Gateway, Inc. ....................................         310
     649    Hewlett-Packard Co. ..............................       9,911
     368    International Business Machines Corp. ............      26,481
     *19    International Game Technology.....................       1,094
     *43    Jabil Circuit, Inc. ..............................         899

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
     *28    Lexmark International, Inc. ......................  $    1,519
    *125    Palm, Inc. .......................................         220
      52    Pitney Bowes, Inc. ...............................       2,052
    *177    Solectron Corp. ..................................       1,090
      49    Symbol Technologies, Inc. ........................         419
                                                                ----------

                                                                    95,765
                                                                ----------

            CONSTRUCTION -- 0.3%
      13    Centex Corp. .....................................         762
      94    Halliburton Co. ..................................       1,494
      19    ITT Industries, Inc. .............................       1,376
      11    Kaufman and Broad Home Corp. .....................         569
     *14    McDermott International, Inc. ....................         110
      13    Pulte Corp. ......................................         750
                                                                ----------

                                                                     5,061
                                                                ----------

            CONSUMER DURABLES -- 0.3%
    *205    Corning, Inc. ....................................         727
      20    Grainger (W.W.), Inc. ............................       1,007
      19    Johnson Controls, Inc. ...........................       1,557
      42    Leggett & Platt, Inc. ............................         988
      57    Newell Rubbermaid, Inc. ..........................       2,016
      28    Visteon Corp. ....................................         401
                                                                ----------

                                                                     6,696
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            CONSUMER NON-DURABLES -- 4.2%
      12    Alberto-Culver Co., Class B.......................  $      592
      23    AmerisourceBergen Corp. ..........................       1,710
      51    Avon Products, Inc. ..............................       2,651
      15    Brown-Forman Corp., Class B.......................       1,009
      97    Cardinal Health, Inc. ............................       5,960
      49    Clorox Co. (The)..................................       2,046
     117    Colgate-Palmolive Co. ............................       5,881
      63    Eastman Kodak Co. ................................       1,827
      28    Ecolab, Inc. .....................................       1,282
     227    Gillette Co. (The)................................       7,690
      37    Hasbro, Inc. .....................................         506
     *94    Mattel, Inc. .....................................       1,981
      62    McKesson Corp. ...................................       2,019
     279    Procter & Gamble Co. (The)........................      24,935
     143    SYSCO Corp. ......................................       3,880
    *104    Safeway, Inc. ....................................       3,032
      29    Supervalu, Inc. ..................................         705
      31    Tiffany & Co. ....................................       1,102
     429    Tyco International Ltd. ..........................       5,796
     123    Unilever N.V., NY Shares..........................       7,954
    *155    Xerox Corp. ......................................       1,081
                                                                ----------
                                                                    83,639
                                                                ----------

            CONSUMER SERVICES -- 0.2%
     +37    Cintas Corp. .....................................       1,804
      39    H&R Block, Inc. ..................................       1,820
      13    Ryder System, Inc. ...............................         363
                                                                ----------
                                                                     3,987
                                                                ----------

            DRUGS -- 8.3%
     335    Abbott Laboratories...............................      12,622
    *223    Amgen, Inc. ......................................       9,349
     *32    Biogen, Inc. .....................................       1,326
     416    Bristol-Myers Squibb Co. .........................      10,703
     *41    Chiron Corp. .....................................       1,442
     242    Eli Lilly & Co. ..................................      13,624
     *38    Forest Laboratories, Inc. ........................       2,715
     *46    Genzyme Corp. ....................................         885
    *119    Immunex Corp. ....................................       2,650
     *53    King Pharmaceuticals, Inc. .......................       1,187
     *54    MedImmune, Inc. ..................................       1,420
     487    Merck & Co., Inc. ................................      24,644
   1,342    Pfizer, Inc. .....................................      46,957
     278    Pharmacia Corp. ..................................      10,405
     315    Schering-Plough Corp. ............................       7,749
      16    Sigma-Aldrich Corp. ..............................         789
     *23    Watson Pharmaceuticals, Inc. .....................         579
     285    Wyeth.............................................      14,590
                                                                ----------
                                                                   163,636
                                                                ----------

            EDUCATION -- 0.1%
     *37    Apollo Group, Inc. ...............................       1,466
                                                                ----------

            ELECTRICAL EQUIPMENT -- 0.7%
    *100    Agilent Technologies, Inc. .......................       2,358
      28    Allergan, Inc. ...................................       1,851
      46    Applera Corp. -- Applied. Biosytems Group                  892
      32    Danaher Corp. ....................................       2,154
     *41    KLA-Tencor Corp. .................................       1,789
      10    Millipore Corp. ..................................         334
      27    PerkinElmer, Inc. ................................         299
      40    Rockwell Automation, Inc. ........................         798
     *20    Tektronix, Inc. ..................................         369
     *39    Teradyne, Inc ....................................         923
     *37    Thermo Electron Corp. ............................         612
     *28    Waters Corp. .....................................         756
                                                                ----------
                                                                    13,135
                                                                ----------

            ELECTRONICS -- 6.5%
     *73    Advanced Micro Devices, Inc. .....................         714
     *83    Altera Corp ......................................       1,125
     *42    American Power Conversion Corp. ..................         534
     *78    Analog Devices, Inc. .............................       2,329
     *65    Applied Micro Circuits Corp. .....................         305
     *58    Broadcom Corp., Class A...........................       1,014
      20    Cooper Industries Ltd. ...........................         786
      90    Emerson Electric Co. .............................       4,838
   2,135    General Electric Co. .............................      62,023
   1,436    Intel Corp. ......................................      26,244
    *293    JDS Uniphase Corp. ...............................         783
     *80    LSI Logic Corp. ..................................         697
      68    Linear Technology Corp. ..........................       2,144
     *69    Maxim Integrated Products, Inc. ..................       2,660
      17    Maytag Corp. .....................................         716
    *129    Micron Technology, Inc. ..........................       2,613
     +42    Molex, Inc. ......................................       1,397
     *32    NVIDIA Corp. .....................................         555

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
     *39    National Semiconductor Corp. .....................  $    1,124
     *31    Novellus Systems, Inc. ...........................       1,064
     *36    PMC-Sierra, Inc. .................................         332
     *17    Power-One, Inc. ..................................         106
     *20    QLogic Corp ......................................         762
    *113    Sanmina-SCI Corp. ................................         712
     373    Texas Instruments, Inc. ..........................       8,831
    *+12    Thomas & Betts Corp. .............................         232
     *43    Vitesse Semiconductor Corp. ......................         135
      15    Whirlpool Corp. ..................................         951
     *72    Xilinx, Inc.......................................       1,618
                                                                ----------

                                                                   127,344
                                                                ----------

            ENERGY & SERVICES -- 7.3%
      19    Amerada Hess Corp. ...............................       1,575
      53    Anadarko Petroleum Corp. .........................       2,629
      31    Apache Corp. .....................................       1,773
      15    Ashland, Inc. ....................................         605
     *34    BJ Services Co. ..................................       1,145
      43    Burlington Resources, Inc. .......................       1,647
     229    ChevronTexaco Corp. ..............................      20,299
     135    Conoco, Inc. .....................................       3,743
      34    Devon Energy Corp. ...............................       1,656
      25    EOG Resources, Inc. ..............................         993
   1,457    ExxonMobil Corp. .................................      59,626
      22    Kerr-McGee Corp. .................................       1,153
      67    Marathon Oil Corp. ...............................       1,804
     *31    Nabors Industries Ltd. ...........................       1,092
     *29    Noble Corp. ......................................       1,119
      81    Occidental Petroleum Corp. .......................       2,415
      82    Phillips Petroleum Co. ...........................       4,844
      20    Rowan Cos., Inc. .................................         433
     456    Royal Dutch Petroleum Co., NY Shares..............      25,219
     124    Schlumberger Ltd. ................................       5,765
      16    Sunoco, Inc. .....................................         581
      69    Transocean, Inc. .................................       2,135
      53    Unocal Corp. .....................................       1,946
                                                                ----------

                                                                   144,197
                                                                ----------

            FINANCIAL SERVICES -- 1.7%
      21    Bear Stearns Cos., Inc. (The).....................       1,309
     295    Charles Schwab Corp. (The)........................       3,300
      90    Equity Office Properties Trust
              (Financial Services)............................       2,697
      56    Franklin Resources, Inc. .........................       2,402
      52    Lehman Brothers Holdings, Inc. ...................       3,281
     185    Merrill Lynch & Co., Inc. ........................       7,505
     237    Morgan Stanley Dean Witter & Co. .................      10,197
      40    Plum Creek Timber Co., Inc. ......................       1,222
      48    Stilwell Financial, Inc. .........................         870
      27    T Rowe Price Group, Inc. .........................         878
                                                                ----------

                                                                    33,661
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            FOOD, BEVERAGE & TOBACCO -- 5.5%
       8    Adolph Coors Co., Class B.........................  $      481
     188    Anheuser-Busch Cos., Inc. ........................       9,417
     140    Archer-Daniels-Midland Co. .......................       1,790
      88    Campbell Soup Co. ................................       2,437
     534    Coca-Cola Co. (The)...............................      29,884
      96    Coca-Cola Enterprises, Inc. ......................       2,119
     115    ConAgra Foods, Inc. ..............................       3,191
      79    General Mills, Inc. ..............................       3,469
      75    Heinz (H.J.) Co. .................................       3,094
     *23    Hercules, Inc. ...................................         272
      29    Hershey Foods Corp. ..............................       1,835
      88    Kellogg Co. ......................................       3,156
      61    Pepsi Bottling Group, Inc. (The)..................       1,870
     380    PepsiCo., Inc. ...................................      18,310
     460    Philip Morris Cos., Inc. .........................      20,079
     169    Sara Lee Corp. ...................................       3,479
      36    UST, Inc. ........................................       1,236
      48    Wrigley, (Wm.) Jr. Co. ...........................       2,682
                                                                ----------
                                                                   108,801
                                                                ----------

            FOREST & PAPER PRODUCTS -- 1.0%
      11    Bemis Co., Inc. ..................................         540
      12    Boise Cascade Corp. ..............................         431
      49    Georgia-Pacific Corp. ............................       1,215
     104    International Paper Co. ..........................       4,521
     111    Kimberly-Clark Corp. .............................       6,909
     *22    Louisiana-Pacific Corp. ..........................         238
     *34    Pactiv Corp. .....................................         808
      11    Temple-Inland, Inc. ..............................         659
      43    Westvaco Corp. ...................................       1,445
      47    Weyerhaeuser Co. .................................       2,999
                                                                ----------
                                                                    19,765
                                                                ----------

            HEALTH SERVICES -- 0.7%
     110    HCA, Inc. ........................................       5,243
     *85    HEALTH SOUTH Corp. ...............................       1,083
     *52    Health Management Associates, Inc.,
              Class A.........................................       1,048
     *22    Manor Care, Inc. .................................         496
     *70    Tenet Healthcare Corp. ...........................       5,009
                                                                ----------
                                                                    12,879
                                                                ----------

            HOTELS & GAMING -- 0.2%
      80    Hilton Hotels Corp. ..............................       1,109
      52    Marriott International, Inc., Class A.............       1,990
     *43    Starwood Hotels & Resorts
              Worldwide, Inc. ................................       1,411
                                                                ----------
                                                                     4,510
                                                                ----------

            INSURANCE -- 5.3%
     116    AFLAC, Inc. ......................................       3,710
      59    Ace Ltd. .........................................       1,849
     *33    Aetna, Inc. ......................................       1,565
     158    Allstate Corp. (The)..............................       5,850
      24    Ambac Financial Group, Inc. ......................       1,586
     583    American International Group, Inc. ...............      39,760
      59    Aon Corp. ........................................       1,726
      32    CIGNA Corp. ......................................       3,069
      38    Chubb Corp. (The).................................       2,710

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
      36    Cincinnati Financial Corp. .......................  $    1,686
    *+75    Conseco, Inc. ....................................         149
     *36    Humana, Inc. .....................................         570
      33    Jefferson-Pilot Corp. ............................       1,574
     *63    John Hancock Financial Services, Inc. ............       2,228
      42    Lincoln National Corp. ...........................       1,758
      42    Loews Corp. ......................................       2,236
      33    MBIA, Inc. .......................................       1,862
      24    MGIC Investment Corp. ............................       1,597
      59    Marsh & McLennan Cos., Inc. ......................       5,686
    *158    MetLife, Inc. ....................................       4,545
      49    Progressive Corp. (The)...........................       2,835
      29    SAFECO CORP.......................................         881
      46    St. Paul Cos., Inc. (The).........................       1,809
      27    Torchmark Corp. ..................................       1,036
      66    UnitedHealth Group, Inc. .........................       6,054
      54    UnumProvident Corp. ..............................       1,384
     *31    Wellpoint Health Networks, Inc. ..................       2,422
      30    XL Capital Ltd., Class A..........................       2,558
                                                                ----------

                                                                   104,695
                                                                ----------

            MACHINERY -- 1.6%
     *16    American Standard Cos., Inc. .....................       1,172
    *352    Applied Materials, Inc. ..........................       6,693
      72    Baker Hughes, Inc. ...............................       2,413
      17    Black & Decker Corp. (The)........................         833
      74    Caterpillar, Inc. ................................       3,615
       9    Cummins, Inc. ....................................         296
      51    Deere & Co. ......................................       2,446
      44    Dover Corp. ......................................       1,525
      15    Eaton Corp. ......................................       1,094
      36    Ingersoll Rand Co. ...............................       1,659
      26    Pall Corp. .......................................         548
      25    Parker-Hannifin Corp. ............................       1,209
      18    Stanley Works (The)...............................         750
     102    United Technologies Corp. ........................       6,897
                                                                ----------

                                                                    31,150
                                                                ----------

            MEDIA & ENTERTAINMENT -- 2.6%
     *14    American Greetings Corp. .........................         234
    *132    Clear Channel Communications, Inc. ...............       4,214
    *203    Comcast Corp., Class A............................       4,844
      24    Donnelly (R.R.) & Sons Co. .......................         670
      18    Dow Jones & Co., Inc. ............................         877
      57    Gannett Co., Inc. ................................       4,350
     *25    Harrah's Entertainment, Inc. .....................       1,092
      18    Knight-Ridder, Inc. ..............................       1,125
      42    McGraw-Hill Cos., Inc. (The)......................       2,486
      11    Meredith Corp. ...................................         409
      33    New York Times Co. (The), Class A.................       1,677
      65    Tribune Co. ......................................       2,813
     *49    Univision Communications, Inc. ...................       1,548
    *380    Viacom, Inc., Class B.............................      16,850
    *438    Walt Disney Co. (The).............................       8,286
                                                                ----------

                                                                    51,475
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.3%
      11    Bard (C.R.), Inc. ................................  $      637
      12    Bausch & Lomb, Inc. ..............................         396
    *129    Baxter International, Inc. .......................       5,738
      56    Becton, Dickinson & Co. ..........................       1,916
     *58    Biomet, Inc. .....................................       1,561
     *87    Boston Scientific Corp. ..........................       2,561
     *66    Guidant Corp. ....................................       1,989
     647    Johnson & Johnson.................................      33,808
     261    Medtronic, Inc. ..................................      11,176
     *19    St. Jude Medical, Inc. ...........................       1,394
     *42    Stryker Corp. ....................................       2,269
     *42    Zimmer Holdings, Inc. ............................       1,492
                                                                ----------
                                                                    64,937
                                                                ----------

            METALS, MINERALS & MINING -- 1.9%
      69    Alcan, Inc. ......................................       2,590
     182    Alcoa, Inc. ......................................       6,031
      17    Allegheny Technologies, Inc. .....................         273
      12    Ball Corp. .......................................         510
     116    Barrick Gold Corp. ...............................       2,207
      13    Crane Co. ........................................         327
      28    Engelhard Corp. ..................................         790
      32    Fortune Brands, Inc. .............................       1,806
     *31    Freeport-McMoRan Copper & Gold, Inc.,
              Class B.........................................         556
      66    Illinois Tool Works, Inc. ........................       4,490
     *39    Inco Ltd. ........................................         888
      97    Lockheed Martin Corp. ............................       6,727
     104    Masco Corp. ......................................       2,818
      84    Newmont Mining Corp. .............................       2,215
      17    Nucor Corp. ......................................       1,092
     *19    Phelps Dodge Corp. ...............................         784
      71    Placer Dome, Inc. ................................         797
      13    Snap-On, Inc. ....................................         375
      22    United States Steel Corp. ........................         431
      22    Vulcan Materials Co. .............................         956
      18    Worthington Industries, Inc. .....................         331
                                                                ----------
                                                                    36,994
                                                                ----------

            REAL ESTATE -- 0.2%
      59    Equity Residential Properties Trust (REIT)........       1,699
      38    Simon Property Group, Inc. .......................       1,393
                                                                ----------
                                                                     3,092
                                                                ----------

            RESEARCH & TESTING FACILITIES -- 0.1%
      33    Moody's Corp. ....................................       1,648
     *26    Quintiles Transnational Corp. ....................         319
                                                                ----------
                                                                     1,967
                                                                ----------

            RETAIL -- 8.2%
      87    Albertson's, Inc. ................................       2,662
     *23    AutoZone, Inc. ...................................       1,754
     *63    Bed Bath & Beyond, Inc. ..........................       2,367
     *69    Best Buy Co., Inc. ...............................       2,499
     *25    Big Lots, Inc. ...................................         491
      84    CVS Corp. ........................................       2,576
      45    Circuit City Stores Group.........................         847

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     *98    Costco Wholesale Corp. ...........................  $    3,767
      37    Darden Restaurants, Inc. .........................         921
      18    Dillard's, Inc., Class A..........................         474
      72    Dollar General Corp. .............................       1,366
      37    Family Dollar Stores, Inc. .......................       1,311
     *43    Federated Department Stores, Inc. ................       1,718
    +186    Gap, Inc. (The)...................................       2,645
     506    Home Depot, Inc. (The)............................      18,582
     *28    Jones Apparel Group, Inc. ........................       1,039
     *72    Kohl's Corp. .....................................       5,064
    *171    Kroger Co. (The)..................................       3,395
     111    Limited Brands, Inc. .............................       2,375
     167    Lowe's Cos., Inc. ................................       7,577
      62    May Department Stores Co. (The)...................       2,026
    *273    McDonald's Corp. .................................       7,776
      29    Nordstrom, Inc. ..................................         656
     *66    Office Depot, Inc. ...............................       1,116
      57    Penney (J.C.) Co., Inc. ..........................       1,265
     *37    RadioShack Corp. .................................       1,125
      68    Sears, Roebuck and Co. ...........................       3,678
      33    Sherwin-Williams Co. (The)........................         980
    *101    Staples, Inc. ....................................       1,982
     *83    Starbucks Corp. ..................................       2,060
     116    TJX Cos., Inc. (The)..............................       2,274
     195    Target Corp. .....................................       7,421
     *45    Toys R Us, Inc. ..................................         790
     956    Wal-Mart Stores, Inc. ............................      52,573
     220    Walgreen Co. .....................................       8,494
      25    Wendy's International, Inc. ......................         980
      30    Winn-Dixie Stores, Inc. ..........................         472
     *64    Yum! Brands, Inc. ................................       1,865
                                                                ----------

                                                                   160,963
                                                                ----------

            RUBBER & PLASTICS PRODUCTS -- 0.3%
      16    Cooper Tire & Rubber Co. .........................         322
      35    Goodyear Tire & Rubber Co. (The)..................         657
      58    NIKE, Inc., Class B...............................       3,096
     *13    Reebok International Ltd. ........................         377
     *18    Sealed Air Corp. .................................         722
      12    Tupperware Corp. .................................         260
                                                                ----------

                                                                     5,434
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            SOFTWARE & SERVICES -- 6.5%
    *957    AOL Time Warner, Inc. ............................  $   14,073
      51    Adobe Systems, Inc. ..............................       1,468
      25    Autodesk, Inc. ...................................         327
     133    Automatic Data Processing, Inc. ..................       5,802
     *52    BMC Software, Inc. ...............................         868
     *39    Citrix Systems, Inc. .............................         237
     124    Computer Associates International, Inc. ..........       1,975
     *37    Computer Sciences Corp. ..........................       1,755
     *80    Compuware Corp. ..................................         488
      14    Deluxe Corp. .....................................         535
     103    Electronic Data Systems Corp. ....................       3,823
     164    First Data Corp. .................................       6,112
     *41    Fiserv, Inc. .....................................       1,511
      62    IMS Health, Inc. .................................       1,117
     *46    Intuit, Inc. .....................................       2,262
     *18    Mercury Interactive Corp. ........................         413
  *1,164    Microsoft Corp. ..................................      63,643
     *21    NCR Corp. ........................................         734
     *78    Novell, Inc. .....................................         251
  *1,180    Oracle Corp. .....................................      11,172
     *56    Parametric Technology Corp. ......................         193
     *67    PeopleSoft, Inc. .................................         995
     *42    Rational Software Corp. ..........................         344
    *102    Siebel Systems, Inc. .............................       1,450
    *697    Sun Microsystems, Inc. ...........................       3,494
     *69    Unisys Corp. .....................................         624
     *88    VERITAS Software Corp. ...........................       1,739
    *128    Yahoo!, Inc. .....................................       1,895
                                                                ----------
                                                                   129,300
                                                                ----------

            TRANSPORTATION -- 3.4%
     *33    AMR Corp. ........................................         565
     180    Boeing Co. (The)..................................       8,110
     *19    Brunswick Corp. ..................................         543
      82    Burlington Northern Santa Fe Corp. ...............       2,472
      46    CSX Corp. ........................................       1,602
     126    Carnival Corp., Class A...........................       3,489
      32    Dana Corp. .......................................         595
     121    Delphi Automotive Systems Corp. ..................       1,594
      27    Delta Air Lines, Inc. ............................         531
      64    FedEx Corp. ......................................       3,426
     389    Ford Motor Co. ...................................       6,231
      43    General Dynamics Corp. ...........................       4,610
     121    General Motors Corp. .............................       6,441
      38    Genuine Parts Co. ................................       1,311
      22    Goodrich Corp. ...................................         600
      65    Harley-Davidson, Inc. ............................       3,333
     176    Honeywell International, Inc. ....................       6,188
     *13    Navistar International Corp. .....................         417
      83    Norfolk Southern Corp. ...........................       1,948
      24    Northrop Grumman Corp. ...........................       3,028
      25    PACCAR, Inc. .....................................       1,107
     *31    Sabre Holdings Corp. .............................       1,115
     166    Southwest Airlines Co. ...........................       2,679
      27    TRW, Inc. ........................................       1,561
      30    Textron, Inc. ....................................       1,411
      54    Union Pacific Corp. ..............................       3,424
                                                                ----------
                                                                    68,331
                                                                ----------

            UTILITIES -- 3.2%
   *+115    AES Corp. (The)...................................         624
      27    Allegheny Energy, Inc. ...........................         695
     *43    Allied Waste Industries, Inc. ....................         408
      31    Ameren Corp. .....................................       1,335
      73    American Electric Power Co., Inc. ................       2,919
      29    CMS Energy Corp. .................................         319
    *+80    Calpine Corp. ....................................         566
      36    Cinergy Corp. ....................................       1,296
     *61    Citizens Communications Co. ......................         507
      46    Consolidated Edison, Inc. ........................       1,913

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
      35    Constellation Energy Group, Inc. .................  $    1,038
      35    DTE Energy Co. ...................................       1,548
      59    Dominion Resources, Inc. .........................       3,935
     178    Duke Energy Corp. ................................       5,545
      78    Dynegy Inc., Class A..............................         560
     *70    Edison International..............................       1,194
     123    El Paso Corp. ....................................       2,527
      48    Entergy Corp. ....................................       2,050
      69    Exelon Corp. .....................................       3,618
      38    FPL Group, Inc. ..................................       2,267
      64    FirstEnergy Corp. ................................       2,133
      30    KeySpan Corp. ....................................       1,141
      26    Kinder Morgan, Inc. ..............................       1,000
     *87    Mirant Corp. .....................................         632
      10    NICOR, Inc. ......................................         437
      45    NiSource, Inc. ...................................         976
     *84    PG&E Corp. .......................................       1,500
      32    PPL Corp. ........................................       1,049
       8    Peoples Energy Corp. .............................         278
      18    Pinnacle West Capital Corp. ......................         718
      47    Progress Energy, Inc. ............................       2,470
     *24    Progress Energy, Inc. ............................           7
      44    Public Service Enterprise Group, Inc. ............       1,923
      65    Reliant Energy, Inc. .............................       1,104
      44    Sempra Energy.....................................         977
     151    Southern Co. (The)................................       4,146
      33    TECO Energy Inc. .................................         819
      57    TXU Corp. ........................................       2,950
    *133    Waste Management, Inc. ...........................       3,460
     111    Williams Cos., Inc. (The).........................         666
      85    Xcel Energy, Inc. ................................       1,421
                                                                    64,671
                                                                ----------

            Total common stocks...............................  $1,953,399
                                                                ==========

PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 0.1%
            REPURCHASE AGREEMENT -- 0.1%
 $ 1,214    Joint Repurchase Agreement
              (See Note 2(d))
              1.905% due 07/01/02.............................  $    1,214
                                                                ----------

            U.S. TREASURY BILLS -- 0.0%
     300    1.68% due 09/19/02................................         299
     275    1.68% due 09/19/02................................         274
      25    1.68% due 09/19/02................................          25
     675    1.69% due 09/19/02................................         672
                                                                ----------

                                                                     1,270
                                                                ----------

            Total short-term securities.......................  $    2,484
                                                                ==========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,968,213).............   99.2%  $1,953,399
Total short-term securities (cost $2,484).........    0.1        2,484
                                                    -----   ----------

Total investment in securities
  (total cost $1,970,697).........................   99.3    1,955,883
Cash, receivables and other assets................    1.0       17,871
Securities lending collateral
  (See Note 2(i)).................................    0.4        7,392
Payable for Fund shares redeemed..................   (0.3)      (5,167)
Securities lending collateral payable to
  brokers (See Note 2(i)).........................   (0.4)      (7,392)
Other liabilities.................................   (0.0)        (177)
                                                    -----   ----------

Net assets........................................  100.0%  $1,968,410
                                                    =====   ==========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 2,000,000
  shares authorized; 742,257 shares outstanding...  $   74,226
Capital surplus...................................   1,905,432
Accumulated undistributed net investment income...      10,459
Accumulated undistributed net realized loss
  on investments..................................      (7,070)
Unrealized depreciation of investments............     (14,814)
Unrealized appreciation of futures contracts++....         177
                                                    ----------

Net assets........................................  $1,968,410
                                                    ==========


Class IA
  Net asset value per share ($1,914,534 / 721,881
    shares outstanding) (1,500,000 shares
    authorized)....................................  $2.65
                                                     =====
Class IB
  Net asset value per share ($53,876 / 20,376
    shares outstanding) (500,000 shares
    authorized)....................................  $2.64
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

   ++ The Fund had 81 Standard & Poor's 500 September 2002 Futures contracts open as of June 30, 2002. These contracts had a value of $20,050 as of June 30, 2002 and were collateralized by various U.S. Treasury Bills with a market value of $1,270.

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 98.1%
            BANKS -- 18.3%
     29     Bank of America Corp. ............................  $ 2,019
     92     Citigroup, Inc. ..................................    3,581
     20     Fannie Mae........................................    1,482
     18     Morgan (J.P.) Chase & Co. ........................      607
     79     National City Corp. ..............................    2,627
     15     PNC Financial Services Group......................      800
    100     Washington Mutual, Inc. ..........................    3,707
     47     Wells Fargo Co. ..................................    2,353
                                                                -------

                                                                 17,176
                                                                -------

            BUSINESS SERVICES -- 0.3%
    *21     KPMG Consulting, Inc. ............................      317
                                                                -------

            CHEMICALS -- 4.0%
     43     Dow Chemical Co. (The)............................    1,461
     51     du Pont (E.I.) de Nemours & Co. ..................    2,264
                                                                -------

                                                                  3,725
                                                                -------

            COMMUNICATIONS -- 5.7%
     83     AT&T Corp. .......................................      891
     *4     AT&T Wireless Services, Inc. .....................       26
     75     BellSouth Corp. ..................................    2,372
     70     Motorola, Inc. ...................................    1,012
     26     Verizon Communications, Inc. .....................    1,040
                                                                -------

                                                                  5,341
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
    *16     Dell Computer Corp. ..............................      418
    129     Hewlett-Packard Co. ..............................    1,967
                                                                -------

                                                                  2,385
                                                                -------

            DRUGS -- 3.2%
     26     Abbott Laboratories...............................      968
     40     Pharmacia Corp. ..................................    1,491
     22     Schering-Plough Corp. ............................      546
                                                                -------

                                                                  3,005
                                                                -------

            ELECTRICAL EQUIPMENT -- 1.2%
    *50     Teradyne, Inc. ...................................    1,163
                                                                -------

            ELECTRONICS -- 2.6%
    *57     Agere Systems, Inc. ..............................       80
     28     Emerson Electric Co. .............................    1,482
    *43     Micron Technology, Inc. ..........................      869
                                                                -------

                                                                  2,431
                                                                -------

            ENERGY & SERVICES -- 10.0%
     11     Ashland, Inc. ....................................      454
     21     ChevronTexaco Corp. ..............................    1,850
    113     ExxonMobil Corp. .................................    4,624
     28     GlobalSantaFe Corp. ..............................      758
     24     Petroleo Brasileiro S.A...........................      412
     28     Shell Transport & Trading Co., PLC, ADR...........    1,251
                                                                -------

                                                                  9,349
                                                                -------

            FINANCIAL SERVICES -- 1.3%
     17     Goldman Sachs Group, Inc. (The)...................    1,262
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 3.2%
     32     Kellogg Co. ......................................    1,158
     38     PepsiCo., Inc. ...................................    1,851
                                                                -------

                                                                  3,009
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            FOREST & PAPER PRODUCTS -- 6.0%
     65     Kimberly-Clark Corp. .............................  $ 4,051
     25     Weyerhaeuser Co. .................................    1,583
                                                                -------
                                                                  5,634
                                                                -------

            INSURANCE -- 8.8%
     57     Ace Ltd. .........................................    1,811
     13     CIGNA Corp. ......................................    1,296
     21     Chubb Corp. (The).................................    1,458
     14     Marsh & McLennan Cos., Inc. ......................    1,391
     34     St. Paul Cos., Inc. (The).........................    1,331
    *18     StanCorp. Financial Group, Inc. ..................      977
                                                                -------
                                                                  8,264
                                                                -------

            MACHINERY -- 3.7%
     31     Caterpillar, Inc. ................................    1,522
     48     Stanley Works (The)...............................    1,977
                                                                -------
                                                                  3,499
                                                                -------

            MEDIA & ENTERTAINMENT -- 1.1%
    *44     Comcast Corp., Class A............................    1,039
      1     Gannett Co., Inc. ................................       38
                                                                -------
                                                                  1,077
                                                                -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 2.3%
     19     Bard (C.R.), Inc. ................................    1,052
     22     Beckman Coulter, Inc. ............................    1,098
                                                                -------
                                                                  2,150
                                                                -------

            METALS, MINERALS & MINING -- 5.6%
    109     Alcoa, Inc. ......................................    3,600
      7     Illinois Tool Works, Inc. ........................      505
     17     Nucor Corp. ......................................    1,119
                                                                -------
                                                                  5,224
                                                                -------

            REAL ESTATE -- 0.6%
     23     Archstone-Smith Trust (REIT)......................      601
                                                                -------

            RETAIL -- 6.5%
    *59     Autonation, Inc. .................................      851
     34     CVS Corp. ........................................    1,025
     70     Dollar General Corp. .............................    1,326
     36     Family Dollar Stores, Inc. .......................    1,265
     23     May Department Stores Co. (The)...................      751
    *33     McDonald's Corp. .................................      930
                                                                -------
                                                                  6,148
                                                                -------

            RUBBER & PLASTICS PRODUCTS -- 3.8%
     60     Goodyear Tire & Rubber Co. (The)..................    1,124
     46     NIKE, Inc., Class B...............................    2,463
                                                                -------
                                                                  3,587
                                                                -------

            SOFTWARE & SERVICES -- 1.1%
    *70     AOL Time Warner, Inc. ............................    1,028
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            TRANSPORTATION -- 1.7%
     17     Canadian National Railway Co. ....................  $   870
     46     Southwest Airlines Co. ...........................      742
                                                                -------

                                                                  1,612
                                                                -------

            UTILITIES -- 4.6%
     18     Exelon Corp. .....................................      931
     13     FirstEnergy Corp. ................................      424
     40     National Fuel Gas Co. ............................      894
     15     Progress Energy, Inc. ............................      785
    *36     Republic Services, Inc. ..........................      690
     16     Scana Corp. ......................................      482
                                                                -------

                                                                  4,206
                                                                -------

            Total common stocks...............................  $92,193
                                                                =======

PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENT -- 3.3%
 $3,142     Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $ 3,142
                                                                -------

            Total short-term securities.......................  $ 3,142
                                                                =======



DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $96,298)................    98.1%  $92,193
Total short-term securities (cost $3,142).........     3.3     3,142
                                                    ------   -------
Total investment in securities (total cost
  $99,440)........................................   101.4    95,335
Cash, receivables and other assets................     0.7       615
Payable for securities purchased..................    (2.1)   (2,001)
                                                    ------   -------
Net assets........................................   100.0%  $93,949
                                                    ======   =======

                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 104,763 shares
  outstanding...................................  $    105
Capital surplus.................................   101,486
Accumulated undistributed net investment
  income........................................       416
Accumulated undistributed net realized loss on
  investments...................................    (3,953)
Unrealized depreciation of investments..........    (4,105)
                                                  --------
Net assets......................................  $ 93,949
                                                  ========


Class IA
  Net asset value per share ($71,374 / 79,556
    shares outstanding) (600,000 shares
    authorized)....................................  $0.90
                                                     =====
Class IB
  Net asset value per share ($22,575 / 25,207
    shares outstanding) (200,000 shares
    authorized)....................................  $0.90
                                                     =====


    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 95.9%
            BANKS -- 11.1%
      614   BB&T Corp. .......................................  $   23,685
      306   Bank of Hawaii Corp. .............................       8,568
    1,942   Citigroup, Inc. ..................................      75,258
      335   Comerica, Inc. ...................................      20,569
      858   Fleet Boston Financial Corp. .....................      27,747
      585   Freddie Mac.......................................      35,778
      353   Household International, Inc. ....................      17,534
      676   Morgan (J.P.) Chase & Co. ........................      22,943
      575   PNC Financial Services Group......................      30,035
      279   People's Bank.....................................       7,293
    1,035   Synovus Financial Corp. ..........................      28,469
    1,244   U.S. Bancorp......................................      29,045
    1,470   Wachovia Corp. ...................................      56,140
                                                                ----------

                                                                   383,064
                                                                ----------

            CHEMICALS -- 5.6%
      527   Avery Dennison Corp. .............................      33,057
      845   Dow Chemical Co. (The)............................      29,051
    1,079   Imperial Chemical Industries PLC, ADR.............      20,773
      717   Rohm & Haas Co. ..................................      29,011
    1,858   du Pont (E.I.) de Nemours & Co. ..................      82,479
                                                                ----------

                                                                   194,371
                                                                ----------

            COMMUNICATIONS -- 6.0%
    1,845   AT&T Corp. .......................................      19,743
  *+3,863   AT&T Wireless Services, Inc. .....................      22,597
    1,613   BellSouth Corp. ..................................      50,813
    2,496   Motorola, Inc. ...................................      35,998
    1,936   Verizon Communications, Inc. .....................      77,724
                                                                ----------

                                                                   206,875
                                                                ----------

            COMPUTERS & OFFICE EQUIPMENT -- 4.6%
    2,968   Hewlett-Packard Co. ..............................      45,356
      914   International Business Machines Corp. ............      65,779
      872   Pitney Bowes, Inc. ...............................      34,628
   *2,236   Solectron Corp. ..................................      13,750
                                                                ----------

                                                                   159,513
                                                                ----------

            CONSTRUCTION -- 0.6%
    1,198   Halliburton Co. ..................................      19,099
                                                                ----------

            CONSUMER DURABLES -- 0.4%
      414   Newell Rubbermaid, Inc. ..........................      14,518
                                                                ----------

            CONSUMER NON-DURABLES -- 4.2%
      856   Gillette Co. (The)................................      28,989
      596   McKesson Corp. ...................................      19,492
      651   Procter & Gamble Co. (The)........................      58,152
   *1,163   Safeway, Inc. ....................................      33,945
      453   Tyco International Ltd. ..........................       6,117
                                                                ----------

                                                                   146,695
                                                                ----------

            DRUGS -- 6.1%
    1,365   Abbott Laboratories...............................      51,381
      593   AstraZeneca PLC, ADR..............................      24,305
      398   Merck & Co., Inc. ................................      20,145
    1,670   Pharmacia Corp. ..................................      62,529
    2,079   Schering-Plough Corp. ............................      51,141
                                                                ----------

                                                                   209,501
                                                                ----------

            ELECTRONICS -- 1.4%
      545   Emerson Electric Co. .............................      29,174
      663   General Electric Co. .............................      19,257
                                                                ----------

                                                                    48,431
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ENERGY & SERVICES -- 10.4%
      814   ChevronTexaco Corp. ..............................  $   72,021
    1,394   Encana Corp. .....................................      42,645
    3,020   ExxonMobil Corp. .................................     123,561
      881   Petroleo Brasileiro S.A., ADR.....................      16,610
      673   Royal Dutch Petroleum Co., NY Shares..............      37,202
      623   Schlumberger Ltd. ................................      28,946
      477   TotalFinaElf S.A., ADR............................      38,565
                                                                ----------
                                                                   359,550
                                                                ----------

            FINANCIAL SERVICES -- 2.2%
      905   Franklin Resources, Inc. .........................      38,602
      923   Merrill Lynch & Co., Inc. ........................      37,386
                                                                ----------
                                                                    75,988
                                                                ----------

            FOOD, BEVERAGE & TOBACCO -- 2.4%
      647   General Mills, Inc. ..............................      28,507
    1,270   Philip Morris Cos., Inc. .........................      55,474
                                                                ----------
                                                                    83,981
                                                                ----------

            FOREST & PAPER PRODUCTS -- 4.3%
      816   Abitibi-Consolidated, Inc. .......................       7,533
      271   Bowater, Inc. ....................................      14,713
      810   Kimberly-Clark Corp. .............................      50,232
      377   Temple-Inland, Inc. ..............................      21,796
      872   Weyerhaeuser Co. .................................      55,684
                                                                ----------
                                                                   149,958
                                                                ----------

            HEALTH SERVICES -- 0.7%
      476   HCA, Inc. ........................................      22,624
                                                                ----------

            INSURANCE -- 5.5%
      640   AFLAC, Inc. ......................................      20,483
      418   Ace Ltd. .........................................      13,206
      646   American International Group, Inc. ...............      44,070
      262   CIGNA Corp. ......................................      25,505
      585   MBIA, Inc. .......................................      33,053
      146   Marsh & McLennan Cos., Inc. ......................      14,128
     +479   XL Capital Ltd., Class A..........................      40,546
                                                                ----------
                                                                   190,991
                                                                ----------

            MACHINERY -- 3.4%
      945   Caterpillar, Inc. ................................      46,253
      701   Ingersoll Rand Co. ...............................      31,985
      846   Parker-Hannifin Corp. ............................      40,411
                                                                ----------
                                                                   118,649
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 2.5%
     *614   Comcast Corp., Class A............................  $   14,640
      680   Gannett Co., Inc. ................................      51,612
      347   Knight-Ridder, Inc. ..............................      21,844
                                                                ----------

                                                                    88,096
                                                                ----------

            MEDICAL INSTRUMENTS & SUPPLIES -- 0.7%
      684   Becton, Dickinson & Co. ..........................      23,571
                                                                ----------

            METALS, MINERALS & MINING -- 2.7%
      487   Alcan, Inc. ......................................      18,287
    2,243   Alcoa, Inc. ......................................      74,359
                                                                ----------

                                                                    92,646
                                                                ----------

            REAL ESTATE -- 0.5%
      470   Kimco Realty Corp. (REIT).........................      15,737
                                                                ----------

            RETAIL -- 3.8%
      973   CVS Corp. ........................................      29,777
      811   Family Dollar Stores, Inc. .......................      28,577
   *1,928   McDonald's Corp...................................      54,854
      356   Wal-Mart Stores, Inc. ............................      19,562
                                                                ----------

                                                                   132,770
                                                                ----------

            RUBBER & PLASTICS PRODUCTS -- 0.4%
     +794   Goodyear Tire & Rubber Co. (The)..................      14,846
                                                                ----------

            SOFTWARE & SERVICES -- 1.2%
   *1,233   AOL Time Warner, Inc. ............................      18,143
     *417   Microsoft Corp. ..................................      22,788
                                                                ----------

                                                                    40,931
                                                                ----------

            TRANSPORTATION -- 7.0%
      893   Boeing Co. (The)..................................      40,172
      870   CP Railway Ltd. ..................................      21,336
      575   CSX Corp. ........................................      20,147
    1,637   Delphi Automotive Systems Corp. ..................      21,612
    1,109   Delta Air Lines, Inc. ............................      22,186
      496   FedEx Corp. ......................................      26,460
    1,779   Ford Motor Co. ...................................      28,469
      317   USFreightways Corp. ..............................      12,012
      797   Union Pacific Corp. ..............................      50,434
                                                                ----------

                                                                   242,828
                                                                ----------

            UTILITIES -- 8.2%
      557   American Electric Power Co., Inc. ................      22,275
      603   Constellation Energy Group, Inc. .................      17,704
      289   Dominion Resources, Inc. .........................      19,138
    1,133   Exelon Corp. .....................................      59,272
      851   FPL Group, Inc. ..................................      51,075
    1,082   FirstEnergy Corp. ................................      36,104
      907   Pinnacle West Capital Corp. ......................      35,819
   *1,563   Waste Management, Inc. ...........................      40,724
                                                                   282,111
                                                                ----------

            Total common stocks...............................  $3,317,344
                                                                ==========

CONVERTIBLE PREFERRED STOCKS -- 0.5%
            TRANSPORTATION -- 0.1%
       71   Ford Motor Co. Capital Trust ll...................       3,994
                                                                ----------

            UTILITIES -- 0.4%
      226   KeySpan Corp. ....................................      11,797
                                                                ----------

            Total convertible preferred stocks................  $   15,791
                                                                ==========

PRINCIPAL
 AMOUNT
---------
EQUITY LINKED NOTES -- 0.3%
            MEDIA & ENTERTAINMENT -- 0.3%
$     160   Tribune Co.
              2 due 01/15/29..................................  $   10,440
                                                                ----------

            Total equity linked notes.........................  $   10,440
                                                                ==========


PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.4%
            REPURCHASE AGREEMENT -- 3.4%
$ 116,345   Joint Repurchase Agreement
              (See Note 2(d))
              1.884% due 07/01/02.............................  $  116,345
                                                                ----------
            Total short-term securities.......................  $  116,345
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $3,416,314).............    95.9%  $3,317,344
Total convertible preferred stocks
  (cost $14,850)..................................     0.5       15,791
Total equity linked notes (cost $30,709)..........     0.3       10,440
Total short-term securities
  (cost $116,345).................................     3.4      116,345
                                                    ------   ----------
Total investment in securities
  (total cost $3,578,218).........................   100.1    3,459,920
Cash, receivables and other assets................     0.2        7,324
Securities lending collateral (See Note 2(i)).....     1.1       36,913
Payable for Fund shares redeemed..................    (0.3)      (8,901)
Securities lending collateral payable to
  brokers (See Note 2(i)).........................    (1.1)     (36,913)
Other liabilities.................................    (0.0)        (266)
                                                    ------   ----------
Net assets........................................   100.0%  $3,458,077
                                                    ======   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 4,000,000
  shares authorized; 2,018,987 shares outstanding......   $  201,899
Capital surplus........................................    3,299,615
Accumulated undistributed net investment income........       23,734
Accumulated undistributed net realized gain
  on investments.......................................       51,126
Unrealized depreciation of investments.................     (118,298)
Unrealized appreciation of other assets and liabilities
  in foreign currencies................................            1
                                                          ----------
Net assets.............................................   $3,458,077
                                                          ==========

Class IA
  Net asset value per share ($3,223,505 / 1,881,819
    shares outstanding) (3,500,000 shares
    authorized)........................................   $1.71
                                                          =====
Class IB
  Net asset value per share ($234,572 / 137,168 shares
    outstanding) (500,000 shares authorized)...........   $1.71
                                                          =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND, INC.

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                           VALUE
-----------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
$      @667   AESOP Funding II LLC,
                Series 1997-1A, Class A2
                (Aaa Moody's)
                6.40% due 10/20/03..............................  $    671
        450   Bear Stearns Commercial Mortgage
                Securities, Inc., Series 2001-TOP4,
                Class A3 (Aaa Moody's)
                5.61% due 11/15/33..............................       449
      1,000   CS First Boston Mortgage Securities
                Corp., Series 1997-C1, Class A1B
                (Aaa Moody's)
                7.15% due 08/20/06..............................     1,071
       @660   GS Mortgage Securities Corp. II,
                Series 2000-GSFL, Class A
                (Aaa Moody's)
                6.80% due 08/15/04..............................       657
         55   Harley-Davidson Eaglemark
                Motorcycle Trust, Series 2000-2,
                Class A1 (Aaa Moody's)
                7.07% due 11/15/04..............................        55
        705   Holmes Financial PLC, Series 4,
                Class 1A (Aaa Moody's)
                2.017% due 07/15/15.............................       705
        167   Honda Auto Lease Trust,
                Series 1999-A, Class A5
                (Aaa Moody's)
                6.65% due 07/15/05..............................       168
        600   Morgan Stanley Dean Witter Capital I,
                Series 2001-TOP3, Class A3
                (Aaa Moody's)
                6.20% due 07/15/33..............................       630
        500   Nomura Asset Securities Corp.,
                Series 1998-D6, Class A1B
                (Aaa Moody's)
                6.59% due 03/17/28..............................       537
        499   Peoplefirst.com Auto Receivables
                Owner Trust, Series 2000-2,
                Class A3 (Aaa Moody's)
                6.34% due 09/15/04..............................       508
        182   Toyota Auto Receivables Owner Trust,
                Series 2001-B, Class A2
                (Aaa Moody's)
                1.90% due 12/15/03..............................       182
        128   USAA Auto Loan Grantor Trust,
                Series 1999-1, Class A
                (Aaa Moody's)
                6.10% due 02/15/06..............................       130
                                                                  --------

              Total collateralized mortgage
                obligations (cost $5,668).......................  $  5,763
                                                                  ========

  SHARES
-----------
COMMON STOCKS -- 58.1%
              AEROSPACE & DEFENSE -- 0.3%
        179   British Aerospace PLC.............................  $    916
                                                                  --------

              APPAREL & TEXTILE -- 0.6%
        *21   Gucci Group N.V. .................................     1,958
                                                                  --------

              BANKS -- 8.5%
         89   American Express Co. .............................     3,214
       *+87   BNP Paribas S.A. (Banks)..........................     4,828
     +1,008   Banca Monte Dei Paschi di
                Siena S.p.A. ...................................     3,274
        +23   Banco Popular Espanol S.A. .......................     1,010
         51   Bank One Corp. ...................................     1,970
         28   Bank of America Corp. ............................     1,970
        +97   Bayerische Vereinsbank AG.........................     3,165
         37   Citigroup, Inc. ..................................     1,414
        *61   Credit Suisse Group...............................     1,952
         76   Royal Bank of Scotland Group PLC..................     2,152
         63   Wachovia Corp. ...................................     2,386
                                                                  --------

                                                                    27,335
                                                                  --------

              BUSINESS SERVICES -- 0.5%
        281   Capita Group PLC..................................     1,339
        103   Rentokil Initial PLC..............................       418
                                                                  --------

                                                                     1,757
                                                                  --------

                                                                   MARKET
  SHARES                                                           VALUE
-----------                                                       --------
              CHEMICALS -- 1.6%
         23   BASF AG...........................................  $  1,085
        118   Imperial Chemical Industries PLC..................       573
         77   du Pont (E.I.) de Nemours & Co. ..................     3,401
                                                                  --------
                                                                     5,059
                                                                  --------

              COMMUNICATIONS -- 4.5%
        493   Koninklijke KPN N.V. .............................     2,307
          1   Nippon Telegraph & Telephone Corp. ...............     2,192
        296   Nokia Oyj.........................................     4,335
        *31   QUALCOMM, Inc.....................................       841
       *173   Tandberg ASA......................................     2,036
      1,923   Vodafone Group PLC................................     2,638
                                                                  --------
                                                                    14,349
                                                                  --------

              COMPUTERS & OFFICE EQUIPMENT -- 5.1%
         24   3M Co. ...........................................     2,964
       *292   Cisco Systems, Inc. ..............................     4,078
       *159   Dell Computer Corp. ..............................     4,159
        336   Hewlett-Packard Co. ..............................     5,134
                                                                  --------
                                                                    16,335
                                                                  --------

              CONSTRUCTION -- 1.0%
        174   Halliburton Co. ..................................     2,766
          9   Lennar Corp. .....................................       575
                                                                  --------
                                                                     3,341
                                                                  --------

              CONSUMER NON-DURABLES -- 1.1%
         85   Gillette Co. (The)................................     2,872
        *31   Mattel, Inc. .....................................       649
                                                                  --------
                                                                     3,521
                                                                  --------

              DRUGS -- 5.1%
        *56   Amgen, Inc. ......................................     2,345
         67   AstraZeneca PLC...................................     2,777
         34   Fujisawa Pharmaceutical Co., Ltd. ................       814

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
-----------                                                       --------
COMMON STOCKS -- (CONTINUED)
              DRUGS -- (CONTINUED)
        *18   Gilead Sciences, Inc. ............................  $    582
        *68   IDEC Pharmaceuticals Corp. .......................     2,407
       *104   Millennium Pharmaceuticals, Inc. .................     1,260
         39   Pfizer, Inc. .....................................     1,379
         40   Pharmacia Corp. ..................................     1,502
         27   Roche Holdings AG.................................     2,017
         26   Wyeth.............................................     1,316
                                                                  --------

                                                                    16,399
                                                                  --------

              ELECTRICAL EQUIPMENT -- 0.3%
       *823   Invensys PLC......................................     1,119
                                                                  --------

              ELECTRONICS -- 4.0%
         27   General Electric Co. .............................       779
         80   Koninklijke Philips Electronics N.V. .............     2,245
         23   Kyocera Corp. ....................................     1,657
        125   Matsushita Electric Industrial Co.,
                Ltd. ...........................................     1,705
         44   STMicroelectronics N.V. ..........................     1,107
         *9   Samsung Electronics Co., Ltd. ....................     2,389
         18   Sony Corp. .......................................       935
        +46   Thales S.A. ......................................     1,932
                                                                  --------

                                                                    12,749
                                                                  --------

              ENERGY & SERVICES -- 2.8%
     +1,094   Cnooc Ltd. .......................................     1,465
         65   ExxonMobil Corp. .................................     2,639
        +27   TotalFinaElf S.A., B Shares.......................     4,400
         +4   YUKOS, ADR........................................       608
                                                                  --------

                                                                     9,112
                                                                  --------

              FINANCIAL SERVICES -- 1.3%
         85   AXA...............................................     1,561
          8   Goldman Sachs Group, Inc. (The)...................       572
         14   Merrill Lynch & Co., Inc. ........................       583
        275   Nikko Cordial Corp. ..............................     1,388
                                                                  --------

                                                                     4,104
                                                                  --------

              FOOD, BEVERAGE & TOBACCO -- 3.0%
        227   Imperial Tobacco Group............................     3,668
         40   PepsiCo., Inc. ...................................     1,933
         19   Reynolds (R.J.) Tobacco Holdings,
                Inc. ...........................................     1,032
        333   Scottish & Newcastle PLC..........................     3,075
                                                                  --------

                                                                     9,708
                                                                  --------

              FOREST & PAPER PRODUCTS -- 1.8%
         77   International Paper Co. ..........................     3,343
         59   UPM-Kymmene Oyj...................................     2,334
                                                                  --------

                                                                     5,677
                                                                  --------

              INSURANCE -- 0.4%
        *12   Aetna, Inc. ......................................       561
         10   Chubb Corp. (The).................................       687
                                                                  --------

                                                                     1,248
                                                                  --------

                                                                   MARKET
  SHARES                                                           VALUE
-----------                                                       --------
              MACHINERY -- 1.6%
        *32   American Standard Cos., Inc. .....................  $  2,411
         59   Deere & Co. ......................................     2,836
                                                                  --------
                                                                     5,247
                                                                  --------

              MEDIA & ENTERTAINMENT -- 2.5%
       +349   Mediaset S.p.A. ..................................     2,704
         79   News Corp. Ltd., ADR..............................     1,811
         47   Promotora de Informaciones S.A. ..................       396
        +93   Societe Television Francaise 1....................     2,485
        *12   Viacom, Inc., Class B.............................       524
                                                                  --------
                                                                     7,920
                                                                  --------

              MEDICAL INSTRUMENTS & SUPPLIES -- 0.1%
        *16   Boston Scientific Corp. ..........................       466
                                                                  --------

              METALS, MINERALS & MINING -- 1.7%
      *+114   Arcelor...........................................     1,617
      *+109   Freeport-McMoRan Copper & Gold,
                Inc., Class B...................................     1,947
        *22   Inco Ltd. ........................................       489
        +51   SFK AB............................................     1,321
                                                                  --------
                                                                     5,374
                                                                  --------

              RESEARCH & TESTING FACILITIES -- 0.6%
         37   Linde AG..........................................     1,872
                                                                  --------

              RETAIL -- 4.1%
        *13   Gucci Group.......................................     1,257
         46   ITO-YOKADO Co., Ltd. .............................     2,303
         13   Lowe's Cos., Inc. ................................       568
        128   Marks & Spencer PLC...............................       725
        *69   McDonald's Corp. .................................     1,972
       *130   Staples, Inc. ....................................     2,561
         18   Wal-Mart Stores, Inc. ............................     1,001
        *40   eBay, Inc. .......................................     2,452
                                                                  --------
                                                                    12,839
                                                                  --------

              SOFTWARE & SERVICES -- 2.3%
        *36   Microsoft Corp. ..................................     1,975
       *452   Oracle Corp. .....................................     4,281
        *29   Trend Micro, Inc. ................................       811
                                                                  --------
                                                                     7,067
                                                                  --------

              TRANSPORTATION -- 3.3%
         37   Canadian National Railway Co. ....................     1,917
         31   DaimlerChrysler AG................................     1,510
         20   Harley-Davidson, Inc. ............................     1,036
         21   Northrop Grumman Corp. ...........................     2,563
        356   P&O Princess Cruises PLC..........................     2,246
        +19   Peugeot Citroen S.A. .............................       996
                                                                  --------
                                                                    10,268
                                                                  --------
              Total common stocks (cost $184,645)...............  $185,740
                                                                  ========


The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
-----------                                                       --------
CONVERTIBLE PREFERRED STOCKS -- 0.4%
              COMMUNICATIONS -- 0.4%

        @@0   Nortel Networks Corp.
                (Communications)................................  $  1,370
                                                                  --------

              Total convertible preferred stocks
                (cost $1,286)...................................  $  1,370
                                                                  ========

 PRINCIPAL
AMOUNT (I)
-----------
CORPORATE NOTES -- 7.2%
              BANKS -- 1.0%
$       500   Commonwealth Bank of Australia (A1 Moody's)
                8.50% due 06/01/10..............................  $    591
      1,200   Federal Home Loan Bank (Aaa Moody's)
                5.75% due 05/15/12..............................     1,232
        200   Federal National Mortgage Association (Aaa
                Moody's)
                6.25% due 05/15/29..............................       200
 EUR    808   National Westminster Bank PLC (Aa2 Moody's)
                6.00% due 01/21/10..............................       819
        510   PNC Funding Corp. (A2 Moody's)
                2.133% due 08/01/03.............................       511
                                                                  --------

                                                                     3,353
                                                                  --------

              CHEMICALS -- 0.1%
 EUR    300   Rohm & Haas Co. (A3 Moody's)
                6.00% due 03/09/07..............................       305
                                                                  --------

 PRINCIPAL                                                         MARKET
AMOUNT (I)                                                         VALUE
-----------                                                       --------
              COMMUNICATIONS -- 0.6%
  EUR **400   AT&T Corp. (BBB+ S&P)
                6.00% due 11/21/06..............................  $    335
 EUR    375   British Telecom Co. PLC (A Fitch)
                6.375% due 02/15/06.............................       378
       @155   Singapore Telecomm (A1 Moody's)
                7.375% due 12/01/31.............................       153
        500   Telefonica Europe BV (A2 Moody's)
                7.75% due 09/15/10..............................       518
        650   Verizon Communications, Inc. (Aa2 Moody's)
                6.50% due 09/15/11..............................       636
                                                                  --------
                                                                     2,020
                                                                  --------

              CONSTRUCTION -- 0.2%
        200   Centex Corp. (BBB+ Fitch)
                7.875% due 02/01/11.............................       218

       @250   Roadway Corp. (BBB S&P)
                8.25% due 12/01/08..............................       264
                                                                  --------
                                                                       482
                                                                  --------

              ENERGY & SERVICES -- 0.5%
        450   Amerada Hess Corp. (Baa2 Moody's)
                7.30% due 08/15/31..............................       457
        225   Burlington Resources Finance Co. (Baa1 Moody's)
                6.68% due 02/15/11..............................       233
        275   Devon Energy Corp. (Baa2 Moody's)
                7.95% due 04/15/32..............................       296
 EUR    255   El Paso Corp. (Baa2 Moody's)
                5.75% due 03/14/06..............................       237
        195   Virginia Electric & Power Co. (A3 Moody's)
                5.375% due 02/01/07.............................       198
                                                                  --------
                                                                     1,421
                                                                  --------

              FINANCIAL SERVICES -- 1.1%
        230   CIT Group, Inc. (The) (A2 Moody's)
                7.375% due 04/02/07.............................       230
       @515   ERAC USA Finance Co. (Baa1 Moody's)
                7.35% due 06/15/08..............................       554
        350   FPL Group Capital, Inc. (A2 Moody's)
                6.125% due 05/15/07.............................       363
JPY   65,000  General Electric Capital (Aaa Moody's)
                1.60% due 06/20/11..............................       535
        225   John Deere Capital Corp. (A3 Moody's)
                7.00% due 03/15/12..............................       241
        250   KFW International Finance, Inc. (Aaa Moody's)
                4.75% due 01/24/07..............................       253
 EUR    475   Morgan Stanley Dean Witter & Co. (Aa3 Moody's)
                5.75% due 04/01/09..............................       464
 EUR    400   NGG Finance PLC (A2 Moody's)
                5.25% due 08/23/06..............................       395
        210   Pemex Project Funding Master Trust Co. (Baa1
                Moody's)
                9.125% due 10/13/10.............................       221

       @215   Southern Capital Corp. (AAA Moody's)
                5.70% due 06/30/23..............................       215
                                                                  --------
                                                                     3,471
                                                                  --------

              FOOD, BEVERAGE & TOBACCO -- 0.4%
        525   ConAgra Foods, Inc. (Baa2 Moody's)
                7.40% due 09/15/04..............................       563
        300   Conagra Foods, Inc. (Baa1 Moody's)
                6.00% due 09/15/06..............................       312
       @350   Tyson Foods, Inc. (BBB S&P)
                7.25% due 10/01/06..............................       370
                                                                  --------
                                                                     1,245
                                                                  --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (I)                                                         VALUE
-----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
              FOREST & PAPER PRODUCTS -- 0.4%
 EUR   $425   International Paper (Baa2 Moody's)
                5.375% due 08/11/06.............................  $    415
        300   Stora Enso Oyj (Baa1 Moody's)
                7.375% due 05/15/11.............................       324
        225   Westvaco Corp. (Baa2 Moody's)
                6.85% due 04/01/12..............................       236
       @400   Weyerhaeuser Co. (A Fitch)
                6.125% due 03/15/07.............................       412
                                                                  --------

                                                                     1,387
                                                                  --------

              HEALTH SERVICES -- 0.1%
        340   UnitedHealth Group, Inc. (A S&P)
                5.20% due 01/17/07..............................       345
                                                                  --------

              INSURANCE -- 1.4%
        500   Ace Capital Trust II (A3 Moody's)
                9.70% due 04/01/30..............................       602
        300   CIGNA Corp. (A+ S&P)
                7.875% due 05/15/27.............................       335
        500   Everest Reinsurance Group Ltd. (A3 Moody's)
                8.50% due 03/15/05..............................       547
       @390   Florida Windstorm Underwriting Association (Aaa
                Moody's)
                6.85% due 08/25/07..............................       423
        325   Health Net, Inc. (Baa3 Moody's)
                8.375% due 04/15/11.............................       361
       @330   Jackson National Life Insurance Co. (AAA S&P)
                5.25% due 03/15/07..............................       336
        400   NAC RE Corp. (A2 Moody's)
                7.15% due 11/15/05..............................       434
        250   St. Paul Cos., Inc. (The) (A2 Moody's)
                5.75% due 03/15/07..............................       252
        500   UnumProvident Corp. (A- S&P)
                7.625% due 03/01/11.............................       543
        500   Wellpoint Health Networks, Inc. (A- S&P)
                6.375% due 01/15/12.............................       518
                                                                  --------

                                                                     4,351
                                                                  --------

              MEDIA & ENTERTAINMENT -- 0.5%
        175   COX Communications, Inc. (BBB+ Fitch)
                7.75% due 11/01/10..............................       166
 EUR    500   Clear Channel Communications, Inc. (Baa3 Moody's)
                6.50% due 07/07/05..............................       487
        200   News America Holdings, Inc. (BBB Fitch)
                8.875% due 04/26/23.............................       212
        600   Viacom, Inc. (A3 Moody's)
                6.625% due 05/15/11.............................       616
                                                                  --------

                                                                     1,481
                                                                  --------

              METALS, MINERALS & MINING -- 0.2%
        200   Alcan, Inc. (A2 Moody's)
                7.25% due 03/15/31..............................       216
       @300   Burlington Resources Finance, Inc. (Baa1 Moody's)
                7.40% due 12/01/31..............................       314
                                                                  --------

                                                                       530
                                                                  --------

 PRINCIPAL                                                         MARKET
AMOUNT (I)                                                         VALUE
-----------                                                       --------
              REAL ESTATE -- 0.1%
$       325   EOP Operating LP (Baa1 Moody's)
                7.00% due 07/15/11..............................  $    341
                                                                  --------

              SOFTWARE & SERVICES -- 0.1%
        350   AOL Time Warner, Inc. (Baa1 Moody's)
                6.875% due 05/01/12.............................       323
                                                                  --------

              TRANSPORTATION -- 0.4%
GBP     300   DaimlerChrysler North America Holding Corp. (A3
                Moody's)
                7.50% due 12/07/06..............................       472
        500   Delta Air Lines, Inc. (AA S&P)
                7.57% due 11/18/10..............................       536
        725   Ford Motor Co. (Baa1 Moody's)
                6.375% due 02/01/29.............................       591
                                                                  --------
                                                                     1,599
                                                                  --------

              UTILITIES -- 0.1%
        @95   Commonwealth Edison Co. (A3 Moody's)
                6.15% due 03/15/12..............................        98
        300   NSTAR (A2 Moody's)
                8.00% due 02/15/10..............................       332
         70   South Carolina Electric & Gas Co. (A1 Moody's)
                6.625% due 02/01/32.............................        71
                                                                  --------
                                                                       501
                                                                  --------
              Total corporate notes (cost $22,310)..............  $ 23,155
                                                                  ========

FOREIGN/YANKEE BONDS & NOTES -- 17.6%
              FOREIGN CORPORATIONS -- 1.7%
 EUR   $200   Eaton Corp. (A2 Moody's)
                6.00% due 03/30/07..............................       197
        180   Falconbridge Ltd. (Baa3 Moody's)
                7.35% due 06/05/12..............................       185
 EUR    800   Lloyds TSB Bank PLC (Aa1 Moody's)
                5.25% due 07/14/08..............................       790
        300   National Australia Bank (AA- S&P)
                8.60% due 05/19/10..............................       357
       @175   Norske Skogindustrier ASA (BBB S&P)
                7.625% due 10/15/11.............................       186
EUR   **425   Oversea-Chinese Banking Corp., Ltd. (A1 Moody's)
                7.25% due 09/06/11..............................       438
        175   Potash Corp. Saskatchewan (BBB+ S&P)
                7.75% due 05/31/11..............................       195

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
AMOUNT (I)                                                         VALUE
-----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
              FOREIGN CORPORATIONS -- (CONTINUED)
 EUR    500   Reed Elsevier Capital (A3 Moody's)
                5.75% due 07/31/08..............................  $    501
       @115   Sappi Papier Holding AG (Baa2 Moody's)
                6.75% due 06/15/12..............................       116
 EUR    150   Sealed Air Finance ll BV (BBB S&P)
                5.625% due 07/19/06.............................       136
 EUR    818   Toyota Motor Credit (Aaa Moody's)
                4.75% due 06/17/05..............................       807
 EUR    700   Unicredito Italiano S.p.A. (Aaa Moody's)
                6.00% due 03/16/11..............................       700
 EUR    800   Unilever N.V. (A1 Moody's)
                4.75% due 06/07/04..............................       798
                                                                  --------

                                                                     5,406
                                                                  --------

              FOREIGN GOVERNMENTS -- 15.9%
AUD   7,240   Australian Government (AAA S&P)
                7.50% due 09/15/09..............................     4,430
EUR   2,440   Austria Republic (Aaa Moody's)
                5.00% due 07/15/12..............................     2,384
EUR   1,000   Bundesobligation (Aaa Moody's)
                3.75% due 08/26/03..............................       988
CAD   2,035   Canada Government (AAA S&P)
                5.50% due 06/01/10..............................     1,351
EUR   4,035   Denmark Kingdom (AAA S&P)
                4.875% due 04/18/07.............................     4,027
DKK   3,676   Denmark Kingdom (AAA S&P)
                6.00% due 11/15/09..............................       516
EUR   1,200   Deutschland Republic (Aaa Moody's)
                6.50% due 07/04/27..............................     1,375
EUR   2,000   Deutsche Bundesrepublik (AAA Moody's)
                5.25% due 01/04/11..............................     2,020
EUR   9,295   Deutsche Bundesrepublik (AAA Moody's)
                6.00% due 07/04/07..............................     9,762
EUR   1,070   Finnish Government (Aaa Moody's)
                5.375% due 07/04/13.............................     1,074
EUR   2,515   France O.A.T (Aaa Moody's)
                5.25% due 04/25/08..............................     2,557
EUR   2,819   France O.A.T (Aaa Moody's)
                5.50% due 04/25/07..............................     2,895
 EUR    250   France O.A.T (Aaa Moody's)
                5.50% due 10/25/07..............................       257
JPY 156,000   Japan Series 195 (AA- S&P)
                2.40% due 06/20/07..............................     1,429
JPY 304,000   Japan Series 208 (AA S&P)
                1.10% due 12/22/08..............................     2,562
JPY 118,000   Japan Series 213 (AA- S&P)
                1.40% due 06/22/09..............................     1,023
 NOK 57,475   Norwegian Government (Aaa Moody's)
                6.00% due 05/16/11..............................     7,345
$     1,050   Republic of Finland (Aaa Moody's)
                4.75% due 03/06/07..............................  $  1,070
SGD   1,430   Singapore Government (Aaa Moody's)
                4.00% due 03/01/07..............................       852
SEK   4,000   Sweden Kingdom (Aaa Moody's)
                5.00% due 01/28/09..............................       428
GBP   1,460   U.K. Treasury Gilt (Aaa Moody's)
                6.25% due 11/25/10..............................     2,404
       +250   United Mexican States (Baa2 Moody's)
                7.50% due 01/14/12..............................       247
                                                                  --------

                                                                    50,996
                                                                  --------

              Total foreign/yankee bonds & notes
                (cost $51,981)..................................  $ 56,402
                                                                  ========

U.S. TREASURIES & FEDERAL AGENCIES -- 10.0%

              FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 1.2%
$     1,413   5.757% due 03/01/30...............................  $  1,463
      2,280   6.00% due 12/01/31 -- 01/01/32....................     2,278
                                                                  --------

                                                                     3,741
                                                                  --------

 PRINCIPAL                                                         MARKET
 AMOUNT I                                                          VALUE
-----------                                                       --------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.1%
$     3,500   6.00% due 07/01/32................................  $  3,489
      1,286   6.113% due 05/01/11...............................     1,351
      1,005   6.295% due 06/01/09...............................     1,064
        122   7.00% due 02/01/29................................       126
        526   7.50% due 01/01/30 -- 12/01/30....................       552
                                                                  --------
                                                                     6,582
                                                                  --------

              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.4%
        837   6.00% due 08/15/31 -- 11/15/31....................       837
      5,708   7.00% due 07/15/31 -- 03/15/32....................     5,933
      4,940   7.50% due 11/15/27 -- 07/15/29....................     5,228
      1,823   8.00% due 05/15/29 -- 12/15/30....................     1,942
                                                                  --------
                                                                    13,940
                                                                  --------

              U.S. TREASURY BONDS -- 1.7%
      5,150   5.75% due 11/15/05................................     5,496
                                                                  --------

              U.S. TREASURY INFLATION-INDEXED SECURITIES -- 0.6%
      2,071   3.375% due 01/15/12...............................     2,122
                                                                  --------
              Total U.S. treasuries & federal agencies
                (cost $31,368)..................................  $ 31,881
                                                                  ========

SHORT-TERM SECURITIES -- 6.6%
              REPURCHASE AGREEMENT -- 6.3%
$    20,002   Joint Repurchase Agreement (See Note 2(d))
                1.884% due 07/01/02.............................  $ 20,002
                                                                  --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                           VALUE
-----------                                                       --------
SHORT-TERM SECURITIES -- (CONTINUED)
              U.S. TREASURY BILLS -- 0.3%
$       300   1.70% due 07/25/02................................  $    300
        800   1.73% due 08/01/02................................       799
                                                                  --------

                                                                     1,099
                                                                  --------

              Total short-term securities
                (cost $21,101)..................................  $ 21,101
                                                                  ========



STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value
  (total cost $318,359) -- see accompanying portfolio.......   $325,423
Receivable for securities sold..............................     16,597
Receivable for Fund shares sold.............................         73
Receivable for dividends and interest.......................      2,273
Receivable for options (premium $187).......................        215
Cash and other assets.......................................        122
                                                               --------

Total assets................................................    344,703
                                                               ========

LIABILITIES
Payable for securities purchased............................     23,765
Payable for Fund shares redeemed............................        914
Other liabilities...........................................         60
                                                               --------

Total liabilities...........................................     24,739
                                                               ========

Net assets..................................................   $319,964
                                                               ========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 750,000
  shares authorized; 330,269 shares outstanding.............   $     33,027
Capital surplus.............................................        340,393
Accumulated undistributed net investment income.............          3,040
Distribution in excess of net realized gain on
  investments...............................................        (60,119)
Unrealized appreciation of investments......................          7,064
Unrealized depreciation of futures contracts***.............           (896)
Unrealized depreciation of forward foreign
  currency contracts (See Note 2(g))@@@.....................         (2,691)
Unrealized appreciation of other assets and
  liabilities in foreign currencies.........................            118
Unrealized appreciation of option contracts written
  (See Note 2(f))@@@@.......................................             28
                                                               ------------

Net assets..................................................   $    319,964
                                                               ============


Class IA
  Net asset value per share ($306,492 / 316,332
    shares outstanding) (562,500 shares
    authorized)...................................   $0.97
                                                     =====
Class IB
  Net asset value per share ($13,472 / 13,937
    shares outstanding) (187,500 shares
    authorized)...................................   $0.97
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $4,769 or 1.5% of net assets.

   ** Securities contain some restriction as to public resale. At June 30, 2002, the market value of these securities amounted to $773 or 0.2% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

  (I)  All principal amounts are in U.S. dollars unless otherwise indicated.

  *** The fund had 65 Short September 2002 10 Year U.S. Treasury Note futures contracts, 32 Long September 2002 U.S. Treasury Note futures contracts,
       20 Long September 2002 30 Year U.S. Treasury Bond futures contracts, 72
       Short September 2002 U.S. Treasury Note futures contracts, 2 Short
       September 2002 S&P 500 Index futures contracts, 5 Short September 2002
       FTSE 100 Index futures contracts, 6 Short September 2002 SFE SPI 200
       Index futures contracts, 7 Short September 2002 TSE TOPIX Index futures contracts, 7 Short September 2002 OMX Index futures contracts, 1 Long
       September 2002 MIB 30 Index futures contract, 39 Long September 2002
       Eurex BOBL Euro Index futures contracts, 68 Short September 2002 Eurex
       Bund Euro Index futures contracts, 4 Short September 2002 Eurex DAX Index futures contracts, 129 Short September 2002 Eurex Deutschland Euro Schatz
       Index futures contracts and 6 Short July 2002 CAC 40 Index futures contracts open as of June 30, 2002. These contracts had a market value of ($6,537) as of June 30, 2002, and were collateralized by various U.S.
       Treasury obligations with a market value of $1,098.

               @@@@ OPTION CONTRACTS OUTSTANDING AT JUNE 30, 2002

                             NUMBER OF         EXCISE           EXPIRATION             MARKET
DESCRIPTION                  CONTRACTS          PRICE              DATE                 VALUE
-----------                  ---------         -------         -------------         -----------
Norwegian Krone
  Call/Canadian Dollar Put
  (Purchased Call)              5,518          $  5.02         December 2002            $ 87
EURO Call/Japanese Yen Put
  (Purchased Call)              1,840           112.53             June 2003              82
Swiss Franc/Japanese Yen
  Put (Purchased Put)           1,860            83.00         February 2003              18
Swiss Franc/Japanese Yen
  Put (Purchased Put)           1,885            81.75         February 2003              19
Japanese Yen Swaption
  (Purchased Put)             797,350             0.60          January 2004               9
                              -------                                                   ----
Total Option contracts
  (total net premium $187)    808,453                                                   $215
                              =======                                                   ====

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                       UNREALIZED
                                                  CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE            (DEPRECIATION)
-----------                  ------------         --------         ---------         --------------
Australian Dollar (Sell)       $ 3,072            $ 3,039          7/19/2002            $   (33)
Australian Dollar (Sell)         1,348              1,333          7/19/2002                (15)
Australian Dollar (Sell)           190                192          9/30/2002                  2
Australian Dollar (Sell)           102                103          9/30/2002                  1
British Pound (Buy)                578                581           7/3/2002                 (3)
British Pound (Buy)              1,769              1,738          7/29/2002                 31
British Pound (Sell)               239                240           7/1/2002                  1
British Pound (Sell)               193                194           7/2/2002                  1
British Pound (Sell)             1,881              1,784          7/29/2002                (97)
British Pound (Sell)             2,730              2,599          7/29/2002               (131)
British Pound (Sell)                29                 29          7/29/2002                 --
British Pound (Sell)               457                446          9/20/2002                (11)
Canadian Dollar (Buy)              477                475          7/30/2002                  2
Canadian Dollar (Sell)           1,907              1,900          7/30/2002                 (7)
Danish Krone (Sell)                436                421          7/24/2002                (15)
EURO (Buy)                         470                467           7/1/2002                  3
EURO (Buy)                       1,357              1,354           7/2/2002                  3
EURO (Buy)                         190                191           7/3/2002                 (1)
EURO (Buy)                       1,990              1,890          7/22/2002                100
EURO (Buy)                         336                321          7/22/2002                 15
EURO (Buy)                       8,572              8,229          7/22/2002                343
EURO (Buy)                          41                 39          7/22/2002                  2
EURO (Buy)                       4,130              4,014          7/22/2002                116
EURO (Buy)                         914                896          7/22/2002                 18
EURO (Buy)                       2,989              2,949          7/22/2002                 40
EURO (Buy)                         154                153          7/31/2002                  1
EURO (Sell)                      1,900              1,806          7/16/2002                (94)
EURO (Sell)                      2,564              2,437          7/22/2002               (127)
EURO (Sell)                        143                137          7/22/2002                 (6)
EURO (Sell)                      8,687              8,275          7/22/2002               (412)
EURO (Sell)                      3,428              3,263          7/22/2002               (165)
EURO (Sell)                      3,135              2,984          7/22/2002               (151)
EURO (Sell)                     36,507             34,714          7/22/2002             (1,793)
EURO (Sell)                        297                293          7/22/2002                 (4)
EURO (Sell)                        435                436          7/22/2002                  1
EURO (Sell)                        479                477          7/31/2002                 (2)
EURO (Sell)                        387                376          9/20/2002                (11)
Japanese Yen (Buy)                 463                464           7/5/2002                 (1)
Japanese Yen (Buy)                 987                943          7/17/2002                 44
Japanese Yen (Buy)                 780                769          7/17/2002                 11
Japanese Yen (Buy)                 361                348          9/12/2002                 13
Japanese Yen (Sell)                779                768           7/1/2002                (11)
Japanese Yen (Sell)                801                805           7/1/2002                  4
Japanese Yen (Sell)              6,895              6,581          7/17/2002               (314)
Japanese Yen (Sell)                 84                 82          7/17/2002                 (2)
Japanese Yen (Sell)                464                464          7/17/2002                 --
Japanese Yen (Sell)              1,248              1,170           8/6/2002                (78)
Japanese Yen (Sell)                612                588           8/6/2002                (24)
Japanese Yen (Sell)                310                298           8/6/2002                (12)
Japanese Yen (Sell)                199                190          9/12/2002                 (9)
Japanese Yen (Sell)                655                625          9/12/2002                (30)
Norwegian Krone (Sell)           7,695              7,756           8/2/2002                 61
Polish Zloty (Buy)               1,754              1,757          7/16/2002                 (3)
Singapore Dollar (Buy)             594                587           7/8/2002                  7
Singapore Dollar (Buy)             300                297           7/8/2002                  3

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                                       UNREALIZED
                                                  CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE            (DEPRECIATION)
-----------                  ------------         --------         ---------         --------------
Singapore Dollar (Sell)        $   797            $   780           7/8/2002            $   (17)
Singapore Dollar (Sell)            968                966           7/8/2002                 (2)
South Korean Won (Buy)           1,248              1,158           8/6/2002                 90
South Korean Won (Buy)             975                962           8/6/2002                 13
Swedish Krona (Buy)                276                259          7/15/2002                 17
Swedish Krona (Buy)              2,361              2,226          7/15/2002                135
Swedish Krona (Buy)                135                133          7/26/2002                  2
Swedish Krona (Sell)             3,027              2,841          7/15/2002               (186)
Swedish Krona (Sell)               212                209          7/26/2002                 (3)
Swiss Franc (Buy)                  260                261           7/3/2002                 (1)
                                                                                        -------
                                                                                        $(2,691)
                                                                                        =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
$  @43,000   AESOP Funding II LLC, Series 1998-1, Class A
               (Aaa Moody's)
               6.14% due 05/20/06..............................  $   45,239
    18,000   Asset Securitization Corp., Series 1997-D4, Class
               A1D (Aaa Moody's)
               7.49% due 04/14/29..............................      19,862
    17,200   Asset Securitization Corp., Series 1997-D5, Class
               A1E (AAA Fitch)
               6.93% due 02/14/41..............................      18,195
    24,383   Chase Commercial Mortgage Securities Corp., Series
               1997-1, Class A2 (Aaa Moody's)
               7.37% due 02/19/07..............................      26,425
     3,400   Citibank Credit Card Issuance Trust, Series
               2000-B1, Class B1 (A2 Moody's)
               7.05% due 09/17/07..............................       3,671
     4,000   Citibank Credit Card Master Trust l, Series
               1999-7, Class B
               (A2 Moody's)
               6.90% due 11/15/06..............................       4,275
    17,225   First Union -- Lehman Brothers Commercial Mortgage
               Trust, Series 1997-C1, Class A3 (Aaa Moody's)
               7.38% due 04/18/07..............................      18,950
       268   Money Store Home Improvement Trust (The), Series
               1997-1, Class M1 (AAA Fitch)
               7.41% due 05/15/17..............................         274
     3,000   Standard Credit Card Master Trust, Series 1995-1,
               Class B
               (A1 Moody's)
               8.45% due 01/07/07..............................       3,295
                                                                 ----------

                                                                    140,186
                                                                 ----------

             Total collateralized
               mortgage obligations............................  $  140,186
                                                                 ==========

  SHARES
----------
COMMON STOCKS -- 61.5%
             AEROSPACE & DEFENSE -- 0.3%
    *3,700   General Motors Corp., Class H.....................  $   38,480
                                                                 ----------

             BANKS -- 6.3%
     1,068   American Express Co. .............................      38,801
     2,564   Bank One Corp. ...................................      98,670
     5,606   Citigroup, Inc. ..................................     217,239
     3,086   Fleet Boston Financial Corp. .....................      99,842
     1,400   Household International, Inc. ....................      69,580
     3,022   State Street Corp. ...............................     135,089
    +2,500   U.S. Bancorp......................................      58,375
                                                                 ----------

                                                                    717,596
                                                                 ----------

             BUSINESS SERVICES -- 0.6%
   *+3,306   Accenture Ltd.....................................      62,818
                                                                 ----------

             CHEMICALS -- 1.0%
     3,275   Dow Chemical Co. (The)............................     112,605
                                                                 ----------

             COMMUNICATIONS -- 0.6%
     2,337   SBC Communications, Inc. .........................      71,269
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             COMPUTERS & OFFICE EQUIPMENT -- 3.2%
       387   3M Co. ...........................................  $   47,626
    *5,893   Cisco Systems, Inc. ..............................      82,206
    +6,189   Hewlett-Packard Co. ..............................      94,566
    +1,946   International Business Machines
               Corp. ..........................................     140,134
                                                                 ----------
                                                                    364,532
                                                                 ----------

             CONSTRUCTION -- 0.5%
     3,837   Halliburton Co. ..................................      61,162
                                                                 ----------

             CONSUMER NON-DURABLES -- 2.0%
    +1,535   Estee Lauder Cos., Inc. (The),
               Class A.........................................      54,032
     1,600   Gillette Co. (The)................................      54,192
    *4,191   Safeway, Inc. ....................................     122,329
                                                                 ----------
                                                                    230,553
                                                                 ----------

             DRUGS -- 7.0%
     2,898   Abbott Laboratories...............................     109,102
    *1,515   Amgen, Inc. ......................................      63,448
     1,700   Eli Lilly & Co. ..................................      95,880
    *2,410   Genzyme Corp. ....................................      46,368
     5,133   Pfizer, Inc. .....................................     179,670
     2,428   Pharmacia Corp. ..................................      90,929
     4,554   Schering-Plough Corp. ............................     112,028
     1,997   Wyeth.............................................     102,221
                                                                 ----------
                                                                    799,646
                                                                 ----------

             ELECTRICAL EQUIPMENT -- 0.2%
     *+828   Waters Corp. .....................................      22,094
                                                                 ----------

             ELECTRONICS -- 4.7%
     1,376   Emerson Electric Co. .............................      73,651
    10,177   General Electric Co. .............................     295,630
     6,896   Intel Corp. ......................................     125,984
   *+1,783   Micron Technology, Inc. ..........................      36,058
       200   Texas Instruments, Inc. ..........................       4,740
                                                                 ----------
                                                                    536,063
                                                                 ----------

             ENERGY & SERVICES -- 4.6%
     1,497   Anadarko Petroleum Corp. .........................      73,802
     1,300   ChevronTexaco Corp. ..............................     115,050
     5,930   ExxonMobil Corp. .................................     242,660
     1,954   Schlumberger Ltd. ................................      90,875
                                                                 ----------
                                                                    522,387
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
COMMON STOCKS -- (CONTINUED)
             FINANCIAL SERVICES -- 2.9%
     3,182   Franklin Resources, Inc. .........................  $  135,668
     1,007   Goldman Sachs Group, Inc. (The)...................      73,863
     2,892   Merrill Lynch & Co., Inc. ........................     117,134
                                                                 ----------

                                                                    326,665
                                                                 ----------

             FOOD, BEVERAGE & TOBACCO -- 0.7%
     1,690   PepsiCo., Inc. ...................................      81,472
                                                                 ----------

             FOREST & PAPER PRODUCTS -- 2.1%
     1,411   International Paper Co. ..........................      61,470
     2,124   Kimberly-Clark Corp. .............................     131,657
      +800   Weyerhaeuser Co. .................................      51,080
                                                                 ----------

                                                                    244,207
                                                                 ----------

             HEALTH SERVICES -- 1.2%
    +2,851   HCA, Inc..........................................     135,427
                                                                 ----------

             INSURANCE -- 3.2%
     2,881   American International Group, Inc. ...............     196,550
     1,689   Marsh & McLennan Cos., Inc. ......................     163,167
                                                                 ----------

                                                                    359,717
                                                                 ----------

             MACHINERY -- 1.1%
       717   Caterpillar, Inc. ................................      35,112
     1,377   United Technologies Corp. ........................      93,525
                                                                 ----------

                                                                    128,637
                                                                 ----------

             MEDIA & ENTERTAINMENT -- 2.3%
     2,742   Gannett Co., Inc. ................................     208,141
   *+5,739   Liberty Media Corp., Class A......................      57,388
                                                                 ----------

                                                                    265,529
                                                                 ----------

             MEDICAL INSTRUMENTS & SUPPLIES -- 0.4%
       926   Johnson & Johnson.................................      48,408
                                                                 ----------

             METALS, MINERALS & MINING -- 1.8%
     3,651   Alcoa, Inc. ......................................     121,014
     1,150   Illinois Tool Works, Inc. ........................      78,545
       192   Masco Corp. ......................................       5,192
                                                                 ----------

                                                                    204,751
                                                                 ----------

                                                                   MARKET
  SHARES                                                           VALUE
----------                                                       ----------
             RETAIL -- 3.0%
     3,994   CVS Corp. ........................................  $  122,210
    *2,175   Costco Wholesale Corp. ...........................      83,987
     2,003   Home Depot, Inc. (The)............................      73,555
     1,071   Wal-Mart Stores, Inc. ............................      58,938
                                                                 ----------
                                                                    338,690
                                                                 ----------

             RUBBER & PLASTICS PRODUCTS -- 0.9%
     1,903   NIKE, Inc., Class B...............................     102,074
                                                                 ----------

             SOFTWARE & SERVICES -- 6.2%
   *10,311   AOL Time Warner, Inc. ............................     151,676
     2,075   Automatic Data Processing, Inc. ..................      90,366
   *+1,177   Computer Sciences Corp. ..........................      56,275
    *5,746   Microsoft Corp. ..................................     314,306
    *9,860   Oracle Corp. .....................................      93,376
                                                                 ----------
                                                                    705,999
                                                                 ----------

             TRANSPORTATION -- 2.7%
     2,969   Boeing Co. (The)..................................     133,596
     1,633   FedEx Corp. ......................................      87,197
       557   Northrop Grumman Corp. ...........................      69,638
                                                                 ----------
                                                                    290,431
                                                                 ----------

             UTILITIES -- 2.0%
       415   Duke Energy Corp. ................................      12,894
    +2,165   Exelon Corp. .....................................     113,203
     1,260   FPL Group, Inc. ..................................      75,563
      *750   Waste Management, Inc. ...........................      19,524
                                                                 ----------
                                                                    221,184
                                                                 ----------
             Total common stocks...............................  $6,992,396
                                                                 ==========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 18.6%
             BANKS -- 2.0%
$   12,035   American Express Co. (AA- Fitch)
               6.875% due 11/01/05.............................  $   13,021
    25,000   Associates Corp. of North America (Aa1 Moody's)
               6.00% due 07/15/05..............................      26,642
    40,000   Bank One Corp. (Aa3 Moody's)
               6.875% due 08/01/06.............................      43,228
    20,000   Bank of America Corp. (Aa2 Moody's)
               5.875% due 02/15/09.............................      20,165
     1,000   Bank of America Corp. (Aa3 Moody's)
               6.20% due 02/15/06..............................       1,058
    10,000   Bank of Boston Corp. (A2 Moody's)
               6.625% due 02/01/04.............................      10,421
    25,000   Bayerische Landesbank Girozentrale (NY) (Aaa
               Moody's)
               5.65% due 02/01/09..............................      25,179
       500   Capital One Bank (A- Fitch)
               6.875% due 02/01/06.............................         494
   +10,000   Citigroup, Inc. (Aa1 Moody's)
               6.25% due 12/01/05..............................      10,593
     1,500   First Chicago NBD Corp. (A1 Moody's)
               7.125% due 05/15/07.............................       1,638
    13,685   First Union National Bank (A1 Moody's)
               5.80% due 12/01/08..............................      13,897
     1,000   Household Finance Corp. (A2 Moody's)
               6.00% due 05/01/04..............................       1,034
     1,500   International Bank for Reconstruction &
               Development (AAA S&P)
               7.00% due 01/27/05..............................       1,633
    36,745   Key Bank N.A. (A1 Moody's)
               5.80% due 04/01/04..............................      38,189
       750   KeyCorp. Capital II (A3 Moody's)
               6.875% due 03/17/29.............................         688

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             BANKS -- (CONTINUED)
$    1,000   Morgan (J.P.) Chase & Co. (A1 Moody's)
               6.75% due 02/01/11..............................  $    1,037
       750   National City Corp. (A+ Fitch)
               6.875% due 05/15/19.............................         768
    14,825   Popular, Inc. (Baa1 Moody's)
               6.75% due 12/15/05..............................      15,532
       500   Republic New York Capital 1 (A+ Fitch)
               7.75% due 11/15/26..............................         505
     1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moody's)
               5.875% due 03/15/06.............................       1,568
     1,500   St Paul Bancorp, Inc. (A3 Moody's)
               7.125% due 02/15/04.............................       1,580
     1,000   Washington Mutual Financial Corp. (A Fitch)
               7.25% due 06/15/06..............................       1,076
                                                                 ----------

                                                                    229,946
                                                                 ----------

             CHEMICALS -- 0.6%
    20,000   ICI Wilmington, Inc. (Baa2 Moody's)
               6.95% due 09/15/04..............................      20,653
   +40,000   Rohm & Haas Co. (A3 Moody's)
               7.40% due 07/15/09..............................      44,052
                                                                 ----------

                                                                     64,705
                                                                 ----------

             COMMUNICATIONS -- 0.8%
     1,500   ALLTEL Corp. (A2 Moody's)
               6.80% due 05/01/29..............................       1,301
    @1,750   AT&T Corp. (BBB+ S&P)
               7.30% due 11/15/11..............................       1,453
   @33,845   AT&T Corp. (BBB+ S&P)
               8.00% due 11/15/31..............................      26,568
       500   AT&T Wireless Services, Inc. (A- Fitch)
               8.75% due 03/01/31..............................         386
    10,000   BellSouth Telecommunications, Inc. (Aa2 Moody's)
               6.375% due 06/01/28.............................       9,347
     1,000   Comcast Cable Communications (BBB+ Fitch)
               8.50% due 05/01/27..............................       1,048
    30,000   Comcast Cable Communications (Baa2 Moody's)
               6.875% due 06/15/09.............................      27,919
       500   GTE Corp. (A+ S&P)
               7.51% due 04/01/09..............................         514
    16,580   Motorola, Inc. (Baa2 Moody's)
               7.60% due 01/01/07..............................      16,354
     1,500   Qwest Corp. (AA- Fitch)
               7.20% due 11/01/04..............................       1,335
       500   Sprint Capital Corp. (BBB Fitch)
               6.875% due 11/15/28.............................         313
       500   Sprint Capital Corp. (BBB+ S&P)
               7.625% due 01/30/11.............................         398
     1,250   Telefonica Europe BV (A2 Moody's)
               7.35% due 09/15/05..............................       1,321
     1,250   Vodafone Americas Asia, Inc. (A2 Moody's)
               6.65% due 05/01/08..............................       1,314
                                                                 ----------

                                                                     89,571
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             COMPUTERS & OFFICE EQUIPMENT -- 0.9%
$   50,000   Hewlett-Packard Co. (A3 Moody's)
               7.15% due 06/15/05..............................  $   53,122
    30,000   International Business Machines Corp. (AA- Fitch)
               6.50% due 01/15/28..............................      29,378
   +18,000   Pitney Bowes, Inc. (AA S&P)
               5.50% due 04/15/04..............................      18,715
                                                                 ----------
                                                                    101,215
                                                                 ----------

             CONSUMER NON-DURABLES -- 0.9%
   +25,000   Alberto-Culver Co. (Baa1 Moody's)
               8.25% due 11/01/05..............................      27,536
    25,000   Boise Cascade Office Products Corp. (Baa3 Moody's)
               7.05% due 05/15/05..............................      25,472
       350   Cardinal Health, Inc. (A2 Moody's)
               6.75% due 02/15/11..............................         374
    18,000   Colgate-Palmolive Co. (Aa3 Moody's)
               5.58% due 11/06/08..............................      18,502
       750   Procter & Gamble Co. (The) (Aa3 Moody's)
               6.875% due 09/15/09.............................         829
    21,100   Procter & Gamble Co. (The) (Aa3 Moody's)
               9.36% due 01/01/21..............................      26,917
       750   SYSCO Corp. (AA- S&P)
               6.50% due 08/01/28..............................         749
       500   Safeway, Inc. (Baa2 Moody's)
               7.25% due 01/01/31..............................         518
                                                                 ----------
                                                                    100,897
                                                                 ----------

             CONSUMER SERVICES -- 0.4%
    38,982   Postal Square LP (AAA S&P)
               8.95% due 06/15/22..............................      47,979
                                                                 ----------

             DRUGS -- 0.6%
    26,000   American Home Products Corp. (A S&P)
               7.25% due 03/01/23..............................      27,255
       750   Bristol-Myers Squibb Co.
               (AAA S&P)
               6.80% due 11/15/26..............................         769
    29,000   Pharmacia Corp. (AA- S&P)
               6.60% due 12/01/28..............................      29,435
    10,000   Zeneca Wilmington, Inc. (AA+ S&P)
               6.30% due 06/15/03..............................      10,343
                                                                 ----------
                                                                     67,802
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             EDUCATION -- 0.1%
$   10,900   Harvard University (AAA S&P)
               8.125% due 04/15/07.............................  $   12,515
                                                                 ----------

             ELECTRICAL EQUIPMENT -- 0.5%
    30,000   Danaher Corp. (A+ S&P)
               6.00% due 10/15/08..............................      30,487
    30,000   Rockwell International Corp. (A S&P)
               6.70% due 01/15/28..............................      27,863
                                                                 ----------

                                                                     58,350
                                                                 ----------

             ENERGY & SERVICES -- 0.1%
    12,250   Amoco Co. (Aa1 Moody's)
               6.50% due 08/01/07..............................      13,227
     1,000   Conoco, Inc. (Baa1 Moody's)
               6.95% due 04/15/29..............................       1,022
      @500   Dominion Fiber Ventures LLC (Baa2 Moody's)
               7.05% due 03/15/05..............................         486
       750   Tennessee Gas Pipeline Co.
               (Baa1 Moody's)
               7.50% due 04/01/17..............................         745
     1,000   Texaco Capital, Inc. (AA S&P)
               8.625% due 06/30/10.............................       1,193
       500   Valero Energy Corp. (Baa2 Moody's)
               8.375% due 06/15/05.............................         550
                                                                 ----------

                                                                     17,223
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             FINANCIAL SERVICES -- 1.9%
$   40,000   ACE INA Holdings (A2 Moody's)
               8.30% due 08/15/06..............................  $   44,343
       @@0   AXA Financial, Inc. (A+ S&P)
               7.00% due 04/01/28..............................      30,464
       500   Boeing Capital Corp. (A+ S&P)
               6.10% due 03/01/11..............................         510
     1,500   CIT Group, Inc. (The) (AA- Fitch)
               7.375% due 03/15/03.............................       1,489
     1,000   Citigroup, Inc. (Aa1 Moody's)
               6.50% due 01/18/11..............................       1,040
   @16,355   ERAC USA Finance Co.
               (Baa1 Moody's)
               7.35% due 06/15/08..............................      17,609
     1,250   General Motors Acceptance Corp.
               (A2 Moody's)
               6.15% due 04/05/07..............................       1,261
    35,000   General Motors Acceptance Corp.
               (A2 Moody's)
               8.00% due 11/01/31..............................      35,796
     1,000   Goldman Sachs Group, Inc. (The)
               (AA- Fitch)
               6.65% due 05/15/09..............................       1,027
       500   Heller Financial, Inc. (Aaa Moody's)
               6.375% due 03/15/06.............................         534
     1,500   Inter-American Development Bank (AAA S&P)
               7.375% due 01/15/10.............................       1,718
     1,000   Lehman Brothers Holdings, Inc.
               (A+ Fitch)
               7.875% due 11/01/09.............................       1,098
     1,500   Mellon Funding Corp. (A+ Fitch)
               6.375% due 02/15/10.............................       1,578
       750   Morgan Stanley Dean Witter & Co. (Aa3 Moody's)
               7.75% due 06/15/05..............................         823
     1,250   Santandar Central Hispano Issuances Ltd. (A1
               Moody's)
               7.625% due 11/03/09.............................       1,376
      +500   State Street Corp. (A1 Moody's)
               7.65% due 06/15/10..............................         564
    43,000   TXU Eastern Funding Co. (Baa1 Moody's)
               6.45% due 05/15/05..............................      44,094
       750   Telecommunications de Puerto Rico (Baa1 Moody's)
               6.65% due 05/15/06..............................         752
     1,000   Textron Financial Corp. (A Fitch)
               7.125% due 12/09/04.............................       1,053
    30,000   Toyota Motor Credit Corp. (AAA S&P)
               5.50% due 12/15/08..............................      30,566
       500   Verizon Global Funding Corp.
               (A1 Moody's)
               7.25% due 12/01/10..............................         505
       500   Verizon Global Funding Corp.
               (A1 Moody's)
               7.75% due 12/01/30..............................         482
     1,000   Wells Fargo Bank NA (Aa2 Moody's)
               6.45% due 02/01/11..............................       1,045
                                                                 ----------
                                                                    219,727
                                                                 ----------

             FOOD, BEVERAGE & TOBACCO -- 0.8%
       750   Anheuser Busch Cos., Inc.
               (A1 Moody's)
               7.55% due 10/01/30..............................         862
       750   Coca-Cola Bottling Co. (Baa2 Moody's)
               6.375% due 05/01/09.............................         764
    30,000   Coca-Cola Enterprises, Inc. (A+ Fitch)
               6.75% due 09/15/28..............................      30,291
       500   Coca-Cola Enterprises, Inc. (A+ Fitch)
               8.50% due 02/01/22..............................         602
    19,555   ConAgra Foods, Inc. (Baa1 Moody's)
               7.875% due 09/15/10.............................      21,954
     1,500   Pepsi Bottling Group, Inc. (The)
               (A3 Moody's)
               7.00% due 03/01/29..............................       1,596
    35,000   PepsiAmericas, Inc. (A- S&P)
               6.375% due 05/01/09.............................      35,187
                                                                 ----------
                                                                     91,256
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             INSURANCE -- 2.7%
$   30,000   Allmerica Financial Corp. (A3 Moody's)
               7.625% due 10/15/25.............................  $   29,403
    24,000   Allstate Corp. (The) (A1 Moody's)
               6.75% due 06/15/03..............................      25,006
    26,485   AmerUs Group Co. (BBB+ Fitch)
               6.95% due 06/15/05..............................      27,465
       500   American General Corp. (Aaa Moody's)
               6.625% due 02/15/29.............................         498
    15,740   CIGNA Corp. (A+ S&P)
               7.40% due 05/15/07..............................      17,493
    30,000   Cincinnati Financial Corp. (A+ S&P)
               6.90% due 05/15/28..............................      29,256
    10,000   Fairfax Financial Holdings (BB+ S&P)
               7.75% due 12/15/03..............................       9,515
   @27,000   Jackson National Life Insurance Co. (AA S&P)
               8.15% due 03/15/27..............................      29,212
   @30,000   Liberty Mutual Insurance (A- S&P)
               8.20% due 05/04/07..............................      32,263
   @10,000   Lumbermens Mutual Casualty (BBB+ S&P)
               9.15% due 07/01/26..............................       8,888
   @30,000   New England Mutual Life Insurance Co. (AA- Fitch)
               7.875% due 02/15/24.............................      31,455
    @1,250   Prudential Insurance Co. of America (A+ S&P)
               6.375% due 07/26/06.............................       1,305
     1,000   Reliastar Financial Corp. (Aa3 Moody's)
               8.00% due 10/30/06..............................       1,104
    27,600   Torchmark Corp. (A S&P)
               8.25% due 08/15/09..............................      30,521
    29,000   UnitedHealth Group, Inc. (A S&P)
               6.60% due 12/01/03..............................      30,320
                                                                 ----------

                                                                    303,704
                                                                 ----------

             MACHINERY -- 0.7%
    50,000   Eaton Corp. (A2 Moody's)
               6.95% due 11/15/04..............................      53,231
    25,000   Parker Hannifin Corp. (A2 Moody's)
               5.65% due 09/15/03..............................      25,860
                                                                 ----------

                                                                     79,091
                                                                 ----------

             MEDIA & ENTERTAINMENT -- 0.5%
     1,000   COX Communications, Inc.
               (BBB+ Fitch)
               6.40% due 08/01/08..............................         925
$     +750   Liberty Media Corp. (Baa3 Moody's)
               8.25% due 02/01/30..............................         699
    10,400   Times Mirror Co. (The), Class A
               (A2 Moody's)
               7.50% due 07/01/23..............................      10,689
     9,260   Viacom, Inc. (A3 Moody's)
               6.40% due 01/30/06..............................       9,775
     1,500   Viacom, Inc. (A3 Moody's)
               7.625% due 01/15/16.............................       1,663
     1,250   Vodafone Group PLC (A2 Moody's)
               7.875% due 02/15/30.............................       1,301
    35,000   Walt Disney Co. (A3 Moody's)
               6.375% due 03/01/12.............................      35,648
                                                                 ----------

                                                                     60,700
                                                                 ----------

             MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   +22,000   Becton, Dickinson & Co. (A+ S&P)
               6.70% due 08/01/28..............................      22,107
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
             METALS, MINERALS & MINING -- 0.3%
$   30,000   Alcan, Inc. (A2 Moody's)
               7.25% due 11/01/28..............................  $   32,495
     1,500   Lockheed Martin Corp. (BBB+ Fitch)
               7.65% due 05/01/16..............................       1,706
                                                                 ----------
                                                                     34,201
                                                                 ----------

             REAL ESTATE -- 0.2%
    20,000   Liberty Property Trust (REIT)
               (Baa2 Moody's)
               7.25% due 08/15/07..............................      21,228
                                                                 ----------

             RETAIL -- 1.5%
    40,000   Albertson's, Inc. (Baa1 Moody's)
               6.55% due 08/01/04..............................      42,051
       750   Federated Department Stores, Inc. (Baa1 Moody's)
               6.30% due 04/01/09..............................         762
    50,000   Home Depot, Inc. (The) (AA S&P)
               6.50% due 09/15/04..............................      53,363
    20,200   Target Corp. (A+ S&P)
               5.875% due 11/01/08.............................      21,118
    50,000   Wal-Mart Stores, Inc. (Aa2 Moody's)
               6.875% due 08/10/09.............................      54,924
                                                                 ----------
                                                                    172,218
                                                                 ----------

             SOFTWARE & SERVICES -- 0.2%
    25,000   Computer Associates International, Inc. (BBB+ S&P)
               6.50% due 04/15/08..............................      21,499
     1,000   Time Warner, Inc. (Baa1 Moody's)
               6.875% due 06/15/18.............................         860
                                                                 ----------
                                                                     22,359
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
             TRANSPORTATION -- 0.9%
$    1,500   CSX Corp. (Baa2 Moody's)
               7.90% due 05/01/17..............................  $    1,729
    20,839   Continental Airlines, Inc. (AA- S&P)
               6.90% due 01/02/18..............................      20,601
     1,000   DaimlerChrysler North America Holding Corp. (A3
               Moody's)
               7.40% due 01/20/05..............................       1,057
    30,000   DaimlerChrysler North America Holding Corp. (A3
               Moody's)
               7.75% due 05/27/03..............................      31,111
       750   DaimlerChrysler North America Holding Corp. (A3
               Moody's)
               7.75% due 01/18/11..............................         806
   +20,000   Dana Corp. (BB S&P)
               6.25% due 03/01/04..............................      18,900
     1,500   Ford Motor Co. (Baa1 Moody's)
               6.375% due 02/01/29.............................       1,222
    35,000   Ford Motor Co. (Baa1 Moody's)
               6.625% due 10/01/28.............................      29,513
      +500   Norfolk Southern Corp. (Baa1 Moody's)
               6.75% due 02/15/11..............................         530
                                                                 ----------

                                                                    105,469
                                                                 ----------

             UTILITIES -- 1.8%
    45,000   Alabama Power Co. (A2 Moody's)
               7.125% due 08/15/04.............................      47,973
     1,000   Alabama Power Co. (AAA Fitch)
               7.125% due 10/01/07.............................       1,087
    22,350   Duke Energy Corp. (A1 Moody's)
               6.00% due 12/01/28..............................      19,993
       500   El Paso Corp. (Baa2 Moody's)
               8.05% due 10/15/30..............................         473
    40,000   Great Plains Energy, Inc. (A2 Moody's)
               7.125% due 12/15/05.............................      42,588
     1,500   Madison Gas & Electric Co.
               (Aa3 Moody's)
               6.02% due 09/15/08..............................       1,494
       567   Niagara Mohawk Power Co. (A- S&P)
               7.625% due 10/01/05.............................         616
    17,285   Northern Border Pipeline Co.
               (A3 Moody's)
               7.75% due 09/01/09..............................      17,986
    10,000   Southern California Gas Co. (A+ S&P)
               5.75% due 11/15/03..............................      10,330
       750   TransCanada PipeLines Ltd. (A2 Moody's)
               6.49% due 01/21/09..............................         765
       700   Williams Cos., Inc. (The) (BBB Fitch)
               7.50% due 01/15/31..............................         503
                                                                 ----------

                                                                    143,808
                                                                 ----------

             Total corporate notes.............................  $2,066,071
                                                                 ==========

FOREIGN/YANKEE BONDS & NOTES -- 0.9%
             FOREIGN CORPORATIONS -- 0.8%
$   30,000   Apache Finance Property Ltd.
               (A3 Moody's)
               7.00% due 03/15/09..............................  $   32,294
       500   Corporacion Andina de Fomento
               (A2 Moody's)
               7.10% due 02/01/03..............................         508
    24,000   Credit National (A1 Moody's)
               7.00% due 11/14/05..............................      25,549
       750   France Telecom S.A. (BBB+ Fitch)
               8.25% due 03/01/11..............................         685
    15,000   Husky Oil Ltd. (Baa2 Moody's)
               6.875% due 11/15/03.............................      15,621
       500   Korea Development Bank (A3 Moody's)
               7.125% due 04/22/04.............................         530
   @19,110   SCL Terminal Aereo Santiago S.A. (Aaa Moody's)
               6.95% due 07/01/12..............................      19,388
                                                                 ----------

                                                                     94,575
                                                                 ----------

             FOREIGN GOVERNMENTS -- 0.1%
     9,000   City of Naples Italy (Aa3 Moody's)
               7.52% due 07/15/06..............................       9,481
     1,000   Province of British Columbia/Canada (Aa2 Moody's)
               6.50% due 01/15/26..............................       1,019
     1,500   Province of Quebec (A1 Moody's)
               7.50% due 09/15/29..............................       1,718
                                                                 ----------

                                                                     12,218
                                                                 ----------

             Total foreign/yankee bonds & notes................  $  106,793
                                                                 ==========

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
MUNICIPAL BONDS -- 0.0%
             EDUCATION -- 0.0%
$    5,285   Mount Sinai School of Medicine (NY) (Aaa Moody's)
               6.00% due 07/01/03..............................  $    5,453
                                                                 ----------
             Total municipal bonds.............................  $    5,453
                                                                 ==========

U.S. TREASURIES & FEDERAL AGENCIES -- 16.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
$      697   6.30% due 04/01/08................................  $      736
         8   9.00% due 03/01/21................................           9
                                                                 ----------
                                                                        745
                                                                 ----------

             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.6%
    66,818   6.00% due 06/15/24 -- 11/15/31....................      67,160
    37,231   6.50% due 03/15/26 -- 06/15/28....................      38,181
   253,649   7.00% due 12/15/26 -- 05/15/32....................     263,920
       948   7.50% due 09/15/23 -- 09/15/30....................       1,009
    33,097   8.00% due 09/15/26 -- 02/15/31....................      35,260
       843   9.00% due 06/20/16 -- 01/15/23....................         927
        32   9.50% due 05/15/20................................          35
                                                                 ----------
                                                                    406,492
                                                                 ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
             U.S. GOVERNMENT AGENCIES -- 0.0%
$  +50,000   Tennessee Valley Authority
               6.00% due 03/15/13..............................  $   51,935
                                                                 ----------

             U.S. TREASURY BONDS -- 4.5%
    +1,000   6.00% due 08/15/09................................       1,086
  +480,000   6.25% due 08/15/23................................     514,285
    +2,750   10.375 due 11/15/12...............................       3,535
                                                                 ----------

                                                                    518,906
                                                                 ----------

             U.S. TREASURY NOTES -- 8.0%
  +200,000   3.25% due 12/31/03................................     202,269
  +500,000   3.375% due 04/30/04...............................     505,275
    +8,000   4.625% due 05/16/06...............................       8,240
    +5,000   5.00% due 02/15/11................................       5,085
   +10,000   5.625% due 02/15/06...............................      10,652
  +100,000   6.50% due 08/15/05................................     108,906
   +10,000   6.625% due 05/15/07...............................      11,120
   +50,000   7.25% due 08/15/04................................      54,383
                                                                 ----------

                                                                    905,930
                                                                 ----------

             Total U.S. treasuries & federal
               agencies........................................  $1,884,008
                                                                 ==========

  SHARES
----------
WARRANTS -- 0.0%
        59   Dime Bancorp, Inc. ...............................  $        6
      *@@0   @ Track Communications, Inc. .....................           0
                                                                 ----------

             Total warrants....................................  $        6
                                                                 ==========

PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 1.0%
             REPURCHASE AGREEMENT -- 1.0%
   111,341   Joint Repurchase Agreement (See Note 2(d))
               1.884% due 07/01/02.............................  $  111,341
                                                                 ----------

             Total short-term securities.......................  $  111,341
                                                                 ==========


                                                                MARKET
                                                                 VALUE
                                                              -----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $130,932).................................      1.2%  $   140,186
Total common stocks (cost $7,307,752).............     61.5     6,992,396
Total corporate notes (cost $2,023,371)...........     18.6     2,066,071
Total foreign/yankee bonds & notes
  (cost $100,737).................................      0.9       106,793
Total municipal bonds (cost $5,265)...............      0.0         5,453
Total U.S. treasuries & federal agencies
  (cost $1,829,663)...............................     16.1     1,884,009
Total warrants (cost $5)..........................      0.0             6
Total short-term securities
  (cost $111,341).................................      1.0       111,341
                                                     ------   -----------

Total investment in securities
  (total cost $11,509,066)........................     99.3    11,306,254
Cash, receivables and other assets................      0.9        76,375
Securities lending collateral
  (See Note 2(i)).................................     13.8     1,566,564
Payable for securities purchased..................     (0.1)      (11,123)
Payable for Fund shares redeemed..................     (0.1)       (8,980)
Securities lending collateral payable to
  brokers (See Note 2(i)).........................    (13.8)   (1,566,564)
Other liabilities.................................     (0.0)         (709)
                                                     ------   -----------

Net assets........................................    100.0%  $11,361,817
                                                     ======   ===========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  7,000,000
  shares authorized; 5,486,507 shares
  outstanding.................................  $   548,651
Capital surplus...............................   11,344,292
Accumulated undistributed net investment
  income......................................      135,034
Accumulated undistributed net realized loss
  on investments..............................     (463,348)
Unrealized depreciation of investments........     (202,812)
                                                -----------

Net assets....................................  $11,361,817
                                                ===========



Class IA
Net asset value per share ($10,767,495 / 5,201,343
  shares outstanding) (6,500,000 shares
  authorized)......................................  $2.07
                                                     =====
Class IB
Net asset value per share ($594,322 / 285,164
  shares outstanding) (500,000 shares
  authorized)......................................  $2.08
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $213,866 or 1.9% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CONVERTIBLE BONDS -- 0.3%
            UTILITIES -- 0.3%
$   @735    Calpine Corp. (Ba1 Moody's)
              4.00% due 12/26/06..............................  $    547
                                                                --------

            Total convertible bonds...........................  $    547
                                                                ========

 SHARES
---------
CONVERTIBLE PREFERRED STOCKS -- 0.0%
            COMMUNICATIONS -- 0.0%
      21    Adelphia Communications, Inc. ....................  $      3
      15    McLeodUSA, Inc. ..................................        53
                                                                --------

                                                                      56
                                                                --------

            Total convertible preferred stocks................  $     56
                                                                ========

PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES -- 81.5%
            AEROSPACE & DEFENSE -- 0.1%
$    125    Sequa Corp. (Ba3 Moody's)
              8.875% due 04/01/08.............................  $    125
                                                                --------

            AGRICULTURE & FISHING -- 0.5%
    @950    Dole Food Co., Inc. (Ba1 Moody's)
              7.25% due 05/01/09..............................       971
                                                                --------

            APPAREL & TEXTILE -- 0.1%
    @260    Collins & Aikman Floor Cover (B2 Moody's)
              9.75% due 02/15/10..............................       265
                                                                --------

            BANKS -- 0.5%
     780    Sovereign Bancorp, Inc. (Ba2 Moody's)
              8.625% due 03/15/04.............................       814
     225    Western Financial Bank (B1 Moody's)
              9.625% due 05/15/12.............................       225
                                                                --------
                                                                   1,039
                                                                --------

            BUSINESS SERVICES -- 0.7%
  +1,620    Encompass Services Corp. (Caa2 Moody's)
              10.50% due 05/01/09.............................       923
     150    Interpool, Inc. (Ba3 Moody's)
              7.35% due 08/01/07..............................       145
     380    United Rentals (North America), Inc. (B1 Moody's)
              10.75% due 04/15/08.............................       407
                                                                --------
                                                                   1,475
                                                                --------

            CHEMICALS -- 6.6%
     650    ARCO Chemical Co. (Ba3 Moody's)
              9.80% due 02/01/20..............................       553
   3,190    Equistar Chemicals LP (B1 Moody's)
              7.55% due 02/15/26..............................     2,305
    +500    Equister Chemicals LP (B1 Moody's)
              8.75% due 02/15/09..............................       447
   1,050    Ferro Corp. (Baa3 Moody's)
              9.125% due 01/01/09.............................     1,128
$   +895    General Chemical Industrial Products, Inc. (Caa2
              Moody's)
              10.625% due 05/01/09............................       716
    +815    Georgia Gulf Corp. (B2 Moody's)
              10.375% due 11/01/07............................       872
    +210    Huntsman ICI Chemicals LLC (Caa1 Moody's)
              10.125% due 07/01/09............................       188
     675    IMC Global, Inc. (B+ S&P)
              7.625% due 11/01/05.............................       637
     750    IMC Global, Inc. (BB S&P)
              11.25% due 06/01/11.............................       810
    +795    Lyondell Chemical Co. (Ba3 Moody's)
              9.625% due 05/01/07.............................       759
     750    Lyondell Chemical Co. (Ba3 Moody's)
              9.875% due 05/01/07.............................       718
    +350    Millennium America, Inc. (Ba1 Moody's)
              7.00% due 11/15/06..............................       332
   1,800    Millennium America, Inc. (Ba1 Moody's)
              7.625% due 11/15/26.............................     1,476
   1,200    Olin Corp. (Baa3 Moody's)
              9.125% due 12/15/11.............................     1,300
  @1,000    PolyOne Corp. (Baa3 Moody's)
              8.875% due 05/01/12.............................     1,032
  +1,470    Solutia, Inc. (CCC+ Fitch)
              7.375% due 10/15/27.............................       972
                                                                --------
                                                                  14,245
                                                                --------

            COMMUNICATIONS -- 12.7%
  @1,350    AT&T Corp. (Baa2 Moody's)
              8.00% due 11/15/31..............................     1,060
    +660    Avaya, Inc. (BB- S&P)
              11.125% due 04/01/09............................       604
    +300    Centennial Communications Corp. (B3 Moody's)
              10.75% due 12/15/08.............................       144
    +400    Century Communications Corp. (D S&P)
              8.875% due 01/15/07.............................       122
     500    Crown Castle International Corp. (B3 Moody's)
              10.75% due 08/01/11.............................       330
    +525    Deutsche Telekom International Finance BV (Baa1
              Moody's)
              9.25% due 06/01/32..............................       529
   1,925    EchoStar DBS Corp. (B1 Moody's)
              9.375% due 02/01/09.............................     1,781
   5,466    Global Crossing Holdings Ltd. (D S&P)
              9.50% due 11/15/09..............................        55
   4,535    Global Crossing Holdings Ltd. (D S&P)
              9.625% due 05/15/08.............................        45
     200    Level 3 Communications, Inc. (Caa3 Moody's)
              0.00% due 03/15/10..............................        34
   2,775    Level 3 Communications, Inc. (Caa3 Moody's)
              9.125% due 05/01/08.............................       944

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            COMMUNICATIONS -- (CONTINUED)
$    865    Level 3 Communications, Inc. (Caa3 Moody's)
              11.00% due 03/15/08.............................  $    298
   5,000    Level 3 Communications, Inc. (Caa3 Moody's)
              11.25% due 03/15/10.............................     1,725
     225    Loral Space & Communications Ltd. (Ca Moody's)
              9.50% due 01/15/06..............................       146
   6,332    Lucent Technologies, Inc. (B2 Moody's)
              6.45% due 03/15/29..............................     3,261
   3,150    Metromedia Fiber Network, Inc. (D S&P)
              10.00% due 11/15/08.............................        32
     365    Metromedia Fiber Network, Inc. (D S&P)
              10.00% due 12/15/09.............................         4
   1,050    NTL Communications Corp. (Ca Moody's)
              0.00% due 10/01/08..............................       210
   1,430    NTL Communications Corp. (Ca Moody's)
              11.875% due 10/01/10............................       379
EUR1,280    NTL Communications Corp. (Ca Moody's)
              12.375% due 02/01/08............................       392
    +400    NTL, Inc. (Ca Moody's)
              0.00% due 02/01/06..............................       106
     745    Nextel Communications, Inc. (B3 Moody's)
              9.375% due 11/15/09.............................       378
   3,275    Nortel Networks Corp. (Ba3 Moody's)
              6.125% due 02/15/06.............................     1,867
     835    Nortel Networks Corp. (Ba3 Moody's)
              6.875% due 09/01/23.............................       418
     570    PanAmSat Corp. (Ba2 Moody's)
              6.375% due 01/15/08.............................       516
   2,570    PanAmSat Corp. (Ba2 Moody's)
              6.875% due 01/15/28.............................     2,033
    @665    PanAmSat Corp. (B S&P)
              8.50% due 02/01/12..............................       612
     550    Psinet, Inc. (D S&P)
              11.00% due 08/01/09.............................        54
  +2,520    Qwest Capital Funding, Inc. (Ba2 Moody's)
              5.875% due 08/03/04.............................     1,638
  +1,100    Qwest Corp. (BB S&P)
              7.625% due 06/09/03.............................     1,012
     880    Rcn Corp. (Ca Moody's)
              0.00% due 02/15/08..............................       167
    +600    Rogers Cantel, Inc. (BB+ S&P)
              9.375% due 06/01/08.............................       414
    +575    Rogers Cantel, Inc. (BB+ S&P)
              9.75% due 06/01/16..............................       403
   2,200    Sprint Capital Corp. (Baa3 Moody's)
              7.90% due 03/15/05..............................     1,895
    +150    United Pan-Europe Communications N.V. (Ca Moody's)
              10.875% due 08/01/09............................        20
     @@0    Voicestream Wireless Corp. (Baa2 Moody's)
              10.375% due 11/15/09............................         0
    @@17    Voicestream Wireless Corp. (Baa2 Moody's)
              10.375% due 11/15/09............................         0
   2,275    Williams Communications Group, Inc. (Ca Moody's)
              10.875% due 10/01/09............................       188
   4,580    Williams Communications Group, Inc. (Ca Moody's)
              11.70% due 08/01/08.............................       355
   1,000    Williams Communications Group, Inc. (Ca Moody's)
              11.875% due 08/01/10............................        78
     525    Williams Cos., Inc. (The) (Baa3 Moody's)
              6.50% due 08/01/06..............................       427
    @800    Williams Cos., Inc. (The) (Baa3 Moody's)
              8.75% due 03/15/32652...........................       652
  +1,925    WorldCom, Inc. (Ca Moody's)
              7.50% due 05/15/11..............................       289
  +9,590    WorldCom, Inc. (Ca Moody's)
              8.25% due 05/15/31..............................     1,439
     600    XO Communications, Inc. (Ca Moody's)
              0.00% due 12/01/09..............................         9
     750    XO Communications, Inc. (Ca Moody's)
              10.50% due 12/01/09.............................        19
     445    XO Communications, Inc. (Ca Moody's)
              10.75% due 11/15/08.............................        11
   1,990    XO Communications, Inc. (Ca Moody's)
              12.50% due 04/15/06.............................        50
                                                                --------

                                                                  27,145
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            CONSTRUCTION -- 1.0%
$ @1,100    Champion Home Builders Co. (B2 Moody's)
              11.25% due 04/15/07.............................  $    935
     150    Del Webb Corp. (Ba1 Moody's)
              9.375% due 05/01/09.............................       159
    +395    Integrated Electrical Services, Inc. (B2 Moody's)
              9.375% due 02/01/09.............................       379
     350    Kaufman and Broad Home Corp. (Ba2 Moody's)
              7.75% due 10/15/04..............................       354
     100    MDC Holdings, Inc. (Ba1 Moody's)
              8.375% due 02/01/08.............................       101
     125    Toll Corp. (Ba2 Moody's)
              7.75% due 09/15/07..............................       122
    +100    Toll Corp. (Ba2 Moody's)
              8.75% due 11/15/06..............................       102
                                                                --------
                                                                   2,152
                                                                --------

            CONSUMER DURABLES -- 1.0%
  @2,120    Owens-Brockway Glass Container, Inc. (B2 Moody's)
              8.875% due 02/15/09.............................     2,120
                                                                --------

            CONSUMER NON-DURABLES -- 2.3%
     597    Armkel LLC (B- S&P)
              9.50% due 08/15/09..............................       621
    @825    Fleming Cos., Inc. (B2 Moody's)
              9.875% due 05/01/12.............................       780

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            CONSUMER NON-DURABLES -- (CONTINUED)
$   @750    Johnsondiversey, Inc. (B2 Moody's)
              9.625% due 05/15/12.............................  $    784
     275    Methanex Corp. (Ba1 Moody's)
              8.75% due 08/15/12..............................       281
  @1,525    Xerox Corp. (B1 Moody's)
              9.75% due 01/15/09..............................     1,251
   1,550    Xerox Credit Corp. (B1 Moody's)
              6.10% due 12/16/03..............................     1,318
                                                                --------

                                                                   5,035
                                                                --------

            CONSUMER SERVICES -- 2.0%
  +3,080    Service Corp. International (B1 Moody's)
              6.50% due 03/15/08..............................     2,737
    +830    Service Corp. International (B1 Moody's)
              6.875% due 10/01/07.............................       753
     400    Service Corp. International (B1 Moody's)
              7.875% due 02/01/13.............................       363
     450    Service Corp. International/US (B1 Moody's)
              6.30% due 03/15/03..............................       446
                                                                --------

                                                                   4,299
                                                                --------

            DRUGS -- 0.6%
     485    Alaris Medical Systems, Inc. (B2 Moody's)
              11.625% due 12/01/06............................       546
     800    Watson Pharmaceuticals, Inc. (Ba1 Moody's)
              7.125% due 05/15/08.............................       786
                                                                --------

                                                                   1,332
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            ENERGY & SERVICES -- 6.7%
$    200    Belco Oil & Gas Corp. (Ba3 Moody's)
              8.875% due 09/15/07.............................  $    206
    +125    Clark Refining & Marketing, Inc. (Ba3 Moody's)
              8.625% due 08/15/08.............................       121
     +75    Cross Timbers Oil Co. (Ba3 Moody's)
              8.75% due 11/01/09..............................        79
     200    Key Energy Services, Inc. (Ba3 Moody's)
              8.375% due 03/01/08.............................       205
   1,300    Newpark Resources, Inc. (B2 Moody's)
              8.625% due 12/15/07.............................     1,255
     375    Nuevo Energy Co. (B2 Moody's)
              9.375% due 10/01/10.............................       375
    +553    Nuevo Energy Co. (B2 Moody's)
              9.50% due 06/01/08..............................       557
    +242    Peabody Energy Corp. (B1 Moody's)
              9.625% due 05/15/08.............................       256
   1,750    Pioneer Natural Resources Co. (BB Fitch)
              6.50% due 01/15/08..............................     1,666
   1,300    Pioneer Natural Resources Co. (BB Fitch)
              7.20% due 01/15/28..............................     1,163
     500    Pioneer Natural Resources Co. (BB Fitch)
              9.625% due 04/01/10.............................       550
    @800    Plains E&P Co. (B2 Moody's)
              8.75% due 07/01/12..............................       787
     550    Plains Resources, Inc. (B2 Moody's)
              10.25% due 03/15/06.............................       568
     260    Pogo Producing Co. (B1 Moody's)
              8.25% due 04/15/11..............................       260
     850    Pogo Producing Co. (B1 Moody's)
              10.375% due 02/15/09............................       914
  +1,685    Swift Energy Co. (B3 Moody's)
              10.25% due 08/01/09.............................     1,643
     635    Tesoro PeToleum Corp. (B2 Moody's)
              9.00% due 07/01/08..............................       578
    +500    Tesoro Petroleum Corp. (B2 Moody's)
              9.625% due 11/01/08.............................       463
    @580    Tesoro Petroleum Corp. (B2 Moody's)
              9.625% due 04/01/12.............................       531
     400    Varco International, Inc. (Baa2 Moody's)
              7.50% due 02/15/08..............................       419
  @2,000    Vintage Petroleum, Inc. (Ba3 Moody's)
              8.25% due 05/01/12..............................     1,965
     +60    Vintage Petroleum, Inc. (B S&P)
              9.00% due 12/15/05..............................        59
     125    Vintage Petroleum, Inc. (B S&P)
              9.75% due 06/30/09..............................       122
                                                                --------
                                                                  14,742
                                                                --------

            FINANCIAL SERVICES -- 1.1%
  +2,410    Calpine Canada Energy Finance ULC (B1 Moody's)
              8.50% due 05/01/08..............................     1,651
   1,470    Enron Corp. (Ca Moody's)
              6.95% due 07/15/28..............................       191
     575    Transcontinental Gas Pipe LN (Baa2 Moody's)
              6.125% due 01/15/05.............................       548
                                                                --------
                                                                   2,390
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 2.4%
    @170    B&G Foods, Inc. (B3 Moody's)
              9.625% due 08/01/07.............................       174
  @1,050    Burns Philp Capital Property Ltd. (B2 Moody's)
              9.75% due 07/15/12..............................     1,040
     390    Hercules, Inc. (BB- Fitch)
              6.60% due 08/01/27..............................       383
  +1,400    Hercules, Inc. (BB- S&P)
              11.125% due 11/15/07............................     1,568
    +917    Ingles Markets, Inc. (B+ S&P)
              8.875% due 12/01/11.............................       912
  @1,120    Land O' Lakes, Inc. (Ba3 Moody's)
              8.75% due 11/15/11..............................     1,053
                                                                --------
                                                                   5,130
                                                                --------

            FOREST & PAPER PRODUCTS -- 6.9%
     500    Boise Cascade Corp. (BB+ S&P)
              7.35% due 02/01/16..............................       471
   1,460    Boise Cascade Corp. (BB+ S&P)
              7.50% due 02/01/08..............................     1,481

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- (CONTINUED)
$ +1,525    Georgia-Pacific Corp. (Ba1 Moody's)
              7.50% due 05/15/06..............................  $  1,469
     320    Georgia-Pacific Corp. (Ba1 Moody's)
              8.875% due 05/15/31.............................       301
     825    Georgia-Pacific Corp. (Ba1 Moody's)
              9.875% due 11/01/21.............................       809
    @780    Longview Fibre Co. (B2 Moody's)
              10.00% due 01/15/09.............................       809
    +945    Louisiana-Pacific Corp. (BB- S&P)
              8.50% due 08/15/05..............................       997
     880    Pactiv Corp. (Baa3 Moody's)
              8.125% due 06/15/17.............................     1,002
  +1,110    Potlatch Corp. (Ba1 Moody's)
              10.00% due 07/15/11.............................     1,215
   1,350    Potlatch Corp. (Baa3 Moody's)
              9.425% due 12/01/09.............................     1,528
   2,550    Stone Container Corp. (B2 Moody's)
              9.75% due 02/01/11..............................     2,725
     620    Tembec Industries, Inc. (Ba1 Moody's)
              7.75% due 03/15/12..............................       615
    +875    Tembec Industries, Inc. (Ba1 Moody's)
              8.50% due 02/01/11..............................       901
     550    Tembec Industries, Inc. (Ba1 Moody's)
              8.625% due 06/30/09.............................       567
                                                                --------

                                                                  14,890
                                                                --------

            HEALTH SERVICES -- 3.8%
     530    Columbia/HCA Healthcare Corp. (Ba1 Moody's)
              7.50% due 11/15/95..............................       502
     530    HEALTH SOUTH Corp. (Ba1 Moody's)
              6.875% due 06/15/05.............................       528
    +190    HEALTH SOUTH Corp. (Ba2 Moody's)
              10.75% due 10/01/08.............................       210
     305    Hanger Orthopedic Group, Inc. (B- S&P)
              10.375% due 02/15/09............................       317
   1,595    IASIS Healthcare Corp. (CCC+ S&P)
              13.00% due 10/15/09.............................     1,675
    @390    Magellan Health Services, Inc. (B3 Moody's)
              9.375% due 11/15/07.............................       293
  +1,655    Magellan Health Services, Inc. (Caa1 Moody's)
              9.00% due 02/15/08..............................       596
   1,400    Manor Care, Inc. (Ba1 Moody's)
              7.50% due 06/15/06..............................     1,447
     500    Manor Care, Inc. (Ba1 Moody's)
              8.00% due 03/01/08..............................       516
    +980    Select Medical Corp. (B3 Moody's)
              9.50% due 06/15/09..............................     1,000
    @170    Silgan Holdings, Inc. (B S&P)
              9.00% due 06/01/09..............................       175
     240    Vanguard Health Systems, Inc. (B3 Moody's)
              9.75% due 08/01/11..............................       250
    @570    Ventas Realty LP/Ventas Capital Corp. (Ba3
              Moody's)
              8.75% due 05/01/09..............................       576
                                                                --------

                                                                   8,085
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            HOTELS & GAMING -- 4.5%
$   @600    Hammons (John Q) Hotels LP/Hammons (John Q) Hotels
              Finance Corp. III (Ba2 Moody's)
              8.875% due 05/15/12.............................  $    588
   2,100    Hilton Hotels Corp. (Ba1 Moody's)
              7.625% due 05/15/08.............................     2,143
    +840    Hilton Hotels Corp. (Ba1 Moody's)
              8.25% due 02/15/11..............................       872
     200    MGM Mirage, Inc. (Ba1 Moody's)
              6.875% due 02/06/08.............................       195
   1,940    Mirage Resorts, Inc. (Ba1 Moody's)
              7.25% due 10/15/06..............................     1,988
    +750    Penn National Gaming, Inc. (B3 Moody's)
              8.875% due 03/15/10.............................       741
     500    Penn National Gaming, Inc. (B3 Moody's)
              11.125% due 03/01/08............................       539
     @60    RFS Partnership LP (B1 Moody's)
              9.75% due 03/01/12..............................        61
    @315    Russell Corp. (B1 Moody's)
              9.25% due 05/01/10..............................       324
  @1,650    Starwood Hotels & Resorts Worldwide, Inc. (Ba1
              Moody's)
              7.375% due 05/01/07.............................     1,623
     +50    Starwood Hotels & Resorts, Inc. (Ba1 Moody's)
              6.75% due 11/15/05..............................        49
    @515    Venetian Casino Resort LLC (Caal Moody's)
              11.00% due 06/15/10.............................       518
                                                                --------
                                                                   9,641
                                                                --------

            INSURANCE -- 0.1%
     250    AdvancePCS (Ba2 Moody's)
              8.50% due 04/01/08..............................       258
                                                                --------

            MACHINERY -- 0.8%
    +315    Briggs & Stratton Corp. (Ba1 Moody's)
              8.875% due 03/15/11.............................       331
     200    Joy Global, Inc. (B2 Moody's)
              8.75% due 03/15/12..............................       205
  +1,050    Terex Corp. (B2 Moody's)
              10.375% due 04/01/11............................     1,129
                                                                --------
                                                                   1,665
                                                                --------

            MEDIA & ENTERTAINMENT -- 7.2%
   2,525    Allegiance Telecom, Inc. (Caa2 Moody's)
              0.00% due 02/15/08..............................       278
   2,150    British Sky Broadcasting Group PLC (Ba1 Moody's)
              8.20% due 07/15/09..............................     2,113

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$ +1,275    CSC Holdings, Inc. (Ba2 Moody's)
              7.625% due 04/01/11.............................  $  1,026
     125    Charter Communications Holdings LLC/ Charter
              Communications Holdings Capital Corp. (B2
              Moody's)
              0.00% due 01/15/11..............................        47
    +940    Charter Communications Holdings LLC/ Charter
              Communications Holdings Capital Corp. (B2
              Moody's)
              8.625% due 04/01/09.............................       630
    @990    Charter Communications Holdings LLC/ Charter
              Communications Holdings Capital Corp. (B2
              Moody's)
              9.625% due 11/15/09.............................       658
     570    Charter Communications Holdings LLC/ Charter
              Communications Holdings Capital Corp. (B2
              Moody's)
              10.00% due 04/01/09.............................       393
  +1,270    Charter Communications Holdings LLC/ Charter
              Communications Holdings Capital Corp. (B2
              Moody's)
              10.00% due 05/15/11.............................       857
   2,225    Charter Communications Holdings LLC/ Charter
              Communications Holdings Capital Corp. (B2
              Moody's)
              10.75% due 10/01/09.............................     1,563
     980    Fox Sports Networks LLC (Ba1 Moody's)
              0.00% due 08/15/07..............................     1,000
     745    Fox Sports Networks LLC (Ba1 Moody's)
              8.875% due 08/15/07.............................       767
  +1,200    Hollinger International Publishing, Inc. (B+ S&P)
              9.25% due 02/01/06..............................     1,236
   8,134    Marconi Corp., PLC (C S&P)
              8.375% due 09/15/30.............................     2,440
    +250    PRIMEDIA, Inc. (B3 Moody's)
              10.25% due 06/01/04.............................       213
     350    PRIMEDIA, Inc. (B3 Moody's)
              7.625% due 04/01/08.............................       252
     700    PRIMEDIA, Inc. (B3 Moody's)
              8.50% due 02/01/06..............................       539
     350    Park Place Entertainment Corp. (Ba2 Moody's)
              9.375% due 02/15/07.............................       366
    +435    Quebecor Media, Inc. (B2 Moody's)
              11.125% due 07/15/11............................       428
   1,080    Time Warner Telecom, Inc. (B3 Moody's)
              9.75% due 07/15/08..............................       518
     225    World Color Press, Inc. (BB Fitch)
              7.75% due 02/15/09..............................       231
                                                                --------

                                                                  15,555
                                                                --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 0.8%
     390    Apogent Technologies, Inc. (Baa3 Moody's)
              8.00% due 04/01/11..............................       431
     250    Owens & Minor, Inc. (B Fitch)
              8.50% due 07/15/11..............................       257
  +1,020    United Surgical Partners International, Inc. (B3
              Moody's)
              10.00% due 12/15/11.............................     1,056
                                                                --------

                                                                   1,744
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            METALS, MINERALS & MINING -- 5.2%
$ +2,455    AK Steel Holding Corp. (B1 Moody's)
              7.875% due 02/15/09.............................  $  2,455
     325    Compass Minerals Groups, Inc. (B3 Moody's)
              10.00% due 08/15/11.............................       343
     510    Crown Cork & Seal Co., Inc. (Ca Moody's)
              6.75% due 04/15/03..............................       462
     495    Crown Cork & Seal Co., Inc. (Ca Moody's)
              8.00% due 04/15/23..............................       307
     290    Cyprus Amax Minerals Co. (Baa3 Moody's)
              8.375% due 02/01/23.............................       244
    @375    Jorgensen (Earle M.) Co. (B- S&P)
              9.75% due 06/01/12..............................       369
     300    Lukens, Inc. (Ca Moody's)
              7.625% due 08/01/04.............................        12
     270    Newmont Mining Corp. (BB+ Fitch)
              8.625% due 05/15/11.............................       304
     990    Phelps Dodge Corp. (Baa3 Moody's)
              8.75% due 06/01/11..............................     1,021
   2,650    Phelps Dodge Corp. (Baa3 Moody's)
              9.50% due 06/01/31..............................     2,720
     100    Placer Dome, Inc. (Baa2 Moody's)
              7.125% due 06/15/07.............................       105
     560    Santa Fe Pacific Gold Corp. (Baa3 Moody's)
              8.375% due 07/01/05.............................       590
  @2,125    United States Steel LLC (Ba3 Moody's)
              10.75% due 08/01/08.............................     2,210
                                                                --------
                                                                  11,142
                                                                --------

            REAL ESTATE -- 0.8%
    +325    HMH Properties, Inc. (Ba3 Moody's)
              8.45% due 12/01/08..............................  $    319
   1,330    Stewart Enterprises, Inc. (B2 Moody's)
              10.75% due 07/01/08.............................     1,470
                                                                --------
                                                                   1,789
                                                                --------

            RETAIL -- 1.4%
     348    Dillard's, Inc. (Ba3 Moody's)
              6.625% due 01/15/18.............................       291
     255    Dillard's, Inc. (Ba3 Moody's)
              7.13% due 08/01/18..............................       212
  +1,175    Gap, Inc. (The) (Ba3 Moody's)
              9.90% due 12/15/05..............................     1,202
   1,450    Penney (J.C.) Co., Inc. (Ba3 Moody's)
              8.25% due 08/15/22..............................     1,272
                                                                --------
                                                                   2,977
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
CORPORATE NOTES -- (CONTINUED)
            RUBBER & PLASTICS PRODUCTS -- 0.6%
$   @295    Foamex LP (B3 Moody's)
              10.75% due 04/01/09.............................  $    301
    +855    Plastipak Holdings, Inc. (B3 Moody's)
              10.75% due 09/01/11.............................       938
                                                                --------

                                                                   1,239
                                                                --------

            TRANSPORTATION -- 3.1%
    +860    AMR Corp. (B1 Moody's)
              9.00% due 08/01/12..............................       792
    @900    CP Ships Ltd. (Ba3 Moody's)
              10.375% due 07/15/12............................       887
  +1,805    Delta Air Lines, Inc. (Ba3 Moody's)
              8.30% due 12/15/29..............................     1,439
     633    Delta Air Lines, Inc. (Ba3 Moody's)
              9.00% due 05/15/16..............................       603
   1,140    Sequa Corp. (Ba3 Moody's)
              9.00% due 08/01/09..............................     1,146
    +100    United Air Lines, Inc. (Caa1 Moody's)
              9.125% due 01/15/12.............................        50
   1,945    United Air Lines, Inc. (Caa1 Moody's)
              9.75% due 08/15/21..............................       973
     800    United Air Lines, Inc. (Caa1 Moody's)
              10.67% due 05/01/04.............................       600
                                                                --------

                                                                   6,490
                                                                --------

PRINCIPAL                                                        MARKET
AMOUNT I                                                         VALUE
---------                                                       --------
            UTILITIES -- 8.0%
$    345    AES Corp. (The) (Ba3 Moody's)
              8.875% due 02/15/11.............................  $    214
    +375    AES Corp. (The) (Ba3 Moody's)
              9.50% due 06/01/09..............................       248
     405    Allied Waste North America, Inc. (Ba3 Moody's)
              7.625% due 01/01/06.............................       391
     450    Browning-Ferris Industries, Inc. (Ba3 Moody's)
              6.375% due 01/15/08.............................  $    390
   1,505    Browning-Ferris Industries, Inc. (Ba3 Moody's)
              7.40% due 09/15/35..............................     1,185
     500    Browning-Ferris Industries, Inc. (Ba3 Moody's)
              7.875% due 03/15/05.............................       491
    +120    CMS Energy Corp. (B3 Moody's)
              8.50% due 04/15/1...............................        85
     815    CMS Energy Corp. (B3 Moody's)
              8.90% due 07/15/08..............................       587
     155    Calpine Corp. (B1 Moody's)
              8.50% due 02/15/11..............................       104
     200    Calpine Corp. (B1 Moody's)
              8.625% due 08/15/10.............................       130
     500    Cogentrix Energy, Inc. (BB+ S&P)
              8.75% due 10/15/08..............................       496
     125    El Paso Electric Co. (Baa3 Moody's)
              9.40% due 05/01/11..............................       137
  @2,000    IPC Acquisition Corp. (B3 Moody's)
              11.50% due 12/15/09.............................     1,920
     560    Kansas Gas & Electric Co. (Ba1 Moody's)
              6.50% due 08/01/05..............................       553
     585    Kansas Gas & Electric Co. (Ba1 Moody's)
              7.60% due 12/15/03..............................       587
  +4,290    Mission Energy Holding (BB- S&P)
              13.50% due 07/15/08.............................     4,311
   1,130    Sierra Pacific Power Co. (Ba2 Moody's)
              8.00% due 06/01/08..............................     1,068
  @1,100    Transcontinental Gas Pipe LN (Baa2 Moody's)
              8.875% due 07/15/12.............................     1,073
   1,150    Waste Management, Inc. (Ba1 Moody's)
              6.50% due 11/15/08..............................     1,163
   1,000    Westar Energy, Inc. (B1 Moody's)
              7.65% due 04/15/23..............................       856
  @1,000    Westar Energy, Inc. (B1 Moody's)
              7.875% due 05/01/07.............................       993
                                                                --------
                                                                  16,982
                                                                --------
            Total corporate notes.............................  $174,922
                                                                ========

FOREIGN/YANKEE BONDS & NOTES -- 9.9%
            FOREIGN CORPORATIONS -- 7.6%
$  1,863    AT&T Canada, Inc. (Ca Moody's)
              7.625% due 03/15/05.............................  $    224
     765    Acetex Corp. (B2 Moody's)
              10.875% due 08/01/09............................       799
   1,175    Asia Global Crossing Ltd. (Ca Moody's)
              13.375% due 10/15/10............................       232
 @@3,033    Australia Media Ltd. (D S&P)
              15.75% due 05/15/03.............................         0
   1,150    Callahan Nordhein-Westfalen GmbH (Ca Moody's)
              14.00% due 07/15/10.............................        46
 EUR 381    Flowserve Finance B.V. (B S&P)
              12.25% due 08/15/10.............................  $    429
     810    Focal Communications Corp. (CC S&P)
              11.875% due 01/15/10............................       130
     450    Focal Communications Corp. (CC S&P)
              0.00% due 02/15/08..............................        32
     840    France Telecom S.A. (Baa3 Moody's)
              9.00% due 03/01/31..............................       743
     900    Inco Ltd. (Baa3 Moody's)
              9.60% due 06/15/22..............................       952
 EUR 780    KPNQwest N.V. (Ca Moody's)
              7.125% due 06/01/09.............................         7
   2,665    KPNQwest N.V. (Ca Moody's)
              8.125% due 06/01/09.............................        13
 EUR 585    Kappa Beheer B.V. (B S&P)
              10.625% due 07/15/09............................       624
EUR1,175    Level 3 Communications, Inc. (Caa3 Moody's)
              11.25% due 03/15/10.............................       522
    @785    Magnum Hunter Resources, Inc. (B2 Moody's)
              9.60% due 03/15/12..............................       809

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
AMOUNT I                                                         VALUE
---------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
            FOREIGN CORPORATIONS -- (CONTINUED)
EUR1,250    Messer Griesheim Holdings AG (B2 Moody's)
              10.375% due 06/01/11............................  $  1,321
 EUR 450    Metromedia Fiber Network, Inc. (D S&P)
              10.00% due 12/15/09.............................        27
EUR1,025    NTL Communications Corp. (Ca Moody's)
              9.875% due 11/15/09.............................       314
  +1,095    Nova Chemicals Ltd. (Baa3 Moody's)
              7.00% due 05/15/06..............................     1,093
     700    ONO Finance PLC (Caa2 Moody's)
              13.00% due 05/01/09.............................       252
   2,850    Petroleum Geo-Services ASA (Ba1 Moody's)
              7.125% due 03/30/28.............................     1,910
   1,085    Petroleum Geo-Services ASA (Ba1 Moody's)
              8.15% due 07/15/29..............................       760
   1,010    Quebecor Media, Inc. (B2 Moody's)
              11.125% due 07/15/11............................       995
     950    Teekay Shipping Corp. (Ba1 Moody's)
              8.32% due 02/01/08..............................       993
   1,905    Telewest Communication PLC (CCC- S&P)
              11.00% due 10/01/07.............................       762
   1,040    Telewest Communications PLC (Caa3 Moody's)
              9.625% due 10/01/06.............................       406
 EUR 670    United Pan-Europe Communications N.V. (Ca Moody's)
              10.875% due 11/01/07............................        79
  +1,155    XTO Energy, Inc. (Ba2 Moody's)
              7.50% due 04/15/12..............................     1,178
    +600    Xerox Capital (Europe) PLC (B1 Moody's)
              5.875% due 05/15/04.............................       492
   1,150    eKabel Holdings GmbH (Ca Moody's)
              14.50% due 09/01/10.............................       282
                                                                --------

                                                                  16,426
                                                                --------

            FOREIGN GOVERNMENTS -- 2.3%
EUR1,135    France BTAN (AAA S&P)
              4.50% due 07/12/03..............................     1,130
     250    Republic of Brazil (B1 Moody's)
              12.75% due 01/15/20.............................       149
     250    Republic of Colombia (Ba2 Moody's)
              8.375% due 02/15/27.............................       179
$    @17    Republic of Ecuador (Caa2 Moody's)
              12.00% due 11/15/12.............................        12
    @290    Republic of Ecuador (Caa2 Moody's)
              5.00% due 08/15/30..............................       146
EUR @600    Russian Federation (Ba3 Moody's)
              11.00% due 07/24/18.............................       645
GBP 1,620   UK Treasury Gilt (Aaa1 Moody's)
              8.00% due 06/10/03..............................     2,549
                                                                --------

                                                                   4,810
                                                                --------

            Total foreign/yankee bonds & notes................  $ 21,236
                                                                ========

 SHARES
---------
PREFERRED STOCKS -- 0.4%
            COMMUNICATIONS -- 0.0%
       8    NEXTLINK Communications, Inc. ....................  $      8
                                                                --------

            ELECTRONICS -- 0.1%
      @4    Xerox Corp........................................       211
                                                                --------

            METALS, MINERALS & MINING -- 0.3%
      29    Rio Algom Ltd. ...................................       717
                                                                --------

            Total preferred stocks............................  $    936
                                                                ========

 SHARES
---------
PRINCIPAL
 AMOUNT
---------
U.S. TREASURIES & FEDERAL AGENCIES -- 1.1%
            U.S. TREASURY NOTES -- 1.1%
$  2,250    4.375% due 05/15/07...............................  $  2,281
                                                                --------
            Total U.S. treasuries & federal agencies..........  $  2,281
                                                                ========

 SHARES
---------
WARRANTS -- 0.0%
$  * @@0    @Track Communications, Inc. ......................  $      0
    *@@0    Hosiery Corp. ....................................         0
     @@4    Marvel Enterprises, Inc. .........................         0
   *@@33    McLeodUSA, Inc. ..................................         0
       3    Powertel, Inc. ...................................        22
       1    Splitrock Services, Inc. .........................         4
       5    TELUS Corp. ......................................         5
                                                                --------
            Total warrants....................................  $     31
                                                                ========


The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 4.7%
            REPURCHASE AGREEMENT -- 4.7%
$ 10,079    Joint Repurchase Agreement
              (See Note 2(d))
              1.905% due 07/01/02.............................  $ 10,079
                                                                --------

            Total short-term securities.......................  $ 10,079
                                                                ========



DIVERSIFICATION OF NET ASSETS:
Total convertible bonds (cost $735)......    0.3%  $    547
Total convertible preferred stocks
  (cost $2,441)..........................    0.0         56
Total corporate notes (cost $194,728)....   81.5    174,922
Total foreign/yankee bonds & notes
  (cost $31,815).........................    9.9     21,236
Total preferred stocks (cost $1,023).....    0.4        936
Total U.S. treasuries & federal agencies
  (cost $2,258)..........................    1.1      2,281
Total warrants (cost $590)...............    0.0         31
Total short-term securities (cost
  $10,079)...............................    4.7     10,079
                                           -----   --------

Total investment in securities
  (total cost $243,669)..................   97.9    210,088
Cash, receivables and other assets.......    4.0      8,746
Securities lending collateral (See Note
  2(i))..................................   15.4     33,158
Payable for securities purchased.........   (1.8)    (3,902)
Payable for Fund shares redeemed.........   (0.0)       (64)
Securities lending collateral payable to
  brokers
  (See Note 2(i))........................  (15.4)   (33,158)
Other liabilities........................   (0.1)      (132)
                                           -----   --------

Net assets...............................  100.0%  $214,736
                                           =====   ========


                                                   MARKET
                                                   VALUE
                                                  --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.001 per share;
  800,000 shares. authorized; 255,057 shares
  outstanding                                     $    255
Capital surplus.................................   247,476
Accumulated undistributed net investment
  income........................................     9,007
Accumulated undistributed net realized loss. on
  investments                                       (8,472)
Unrealized depreciation of investments..........   (33,581)
Unrealized appreciation of other assets and
  liabilities in
  foreign currencies............................        51
                                                  --------

Net assets......................................  $214,736
                                                  ========



Class IA
  Net asset value per share ($183,311 / 217,595
    shares outstanding) (600,000 shares
    authorized)...................................   $0.84
                                                     =====
Class IB
  Net asset value per share ($31,425 / 37,462
    shares outstanding) (200,000 shares
    authorized)...................................   $0.84
                                                     =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $31,760 or 14.8% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
$   4,000   California Infrastructure & Economic Development Bank
              Pacific Gas and
              Electric Co., Series 1997
              (Aaa Moody's) 6.48% due 12/26/09..........................  $  4,285
    1,100   Citibank Credit Card Master Trust l, Series 1999-7, Class B
              (A2 Moody's)
              6.90% due 11/15/06........................................     1,176
    7,600   Comed Transitional Funding Trust, Series 1998-1, Class A5
              (Aaa
              Moody's) 5.44% due 03/25/07...............................     7,913
      825   PP&L Transition Bond Co., LLC, Series 1999-1, Class A5 (Aaa
              Moody's) 6.83% due 03/25/07...............................       879
                                                                          --------
            Total collateralized mortgage obligations...................  $ 14,253
                                                                          ========
CORPORATE NOTES -- 38.5%
            BANKS -- 0.1%
$   2,350   Federal Home Loan Bank (Aaa Moody's)
              2.297% due 02/20/07.......................................  $  2,363
      500   St. Paul Bancorp, Inc. (A3 Moody's)
              7.125% due 02/15/04.......................................       527
                                                                          --------
                                                                             2,890
                                                                          --------
            BUSINESS SERVICES -- 0.0%
      500   Interpool, Inc. (BBB- Fitch)
              7.20% due 08/01/07........................................       485
                                                                          --------
            CHEMICALS -- 2.3%
    3,255   Equistar Chemicals LP (BB+ S&P)
              7.55% due 02/15/26........................................     2,352
   17,000   ICI Wilmington, Inc. (Baa2 Moody's)
              6.75% due 09/15/02........................................    17,080
      500   Lyondell Chemical Co. (Ba3 Moody's)
              9.875% due 05/01/07.......................................       479
    6,920   Millennium America, Inc. (BBB- S&P)
              7.625% due 11/15/26.......................................     5,674
    5,370   Olin Corp. (Baa3 Moody's)
              9.125% due 12/15/11.......................................     5,817
   13,125   Praxair, Inc. (AAA Fitch)
              4.75% due 07/15/07........................................    13,065
    2,000   du Pont (E.I.) de Nemours & Co. (Aa3 Moody's)
              6.75% due 09/01/07........................................     2,176
                                                                          --------
                                                                            46,643
                                                                          --------
            COMMUNICATIONS -- 5.2%
   @8,000   AT&T Corp. (Baa2 Moody's)
              8.00% due 11/15/31........................................     6,280
    8,600   AT&T Wireless Services, Inc. (Baa2 Moody's)
              7.50% due 05/01/07........................................     7,396
    1,700   British Telecommunications PLC (A- S&P)
              8.875% due 12/15/30.......................................     1,852
    3,150   Columbia/HCA Healthcare Corp. (BBB- S&P)
              7.50% due 11/15/95........................................     2,983
      500   Comcast Cable Communications (BBB+ Fitch)
              8.50% due 05/01/27........................................       524
    1,000   Continental Cablevision, Inc. (BBB+ S&P)
              9.50% due 08/01/13........................................     1,054

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
            COMMUNICATIONS -- (CONTINUED)
$  11,725   Deutsche Telekom International Finance BV (Baa1 Moody's)
              9.25% due 06/01/32........................................  $ 11,819
    3,160   Global Crossing Holdings Ltd. (C Other)
              8.70% due 08/01/07........................................        32
   20,891   Global Crossing Holdings Ltd. (C Other)
              9.50% due 11/15/09........................................       209
    2,700   Global Crossing Holdings Ltd. (C Other)
              9.625% due 05/15/08.......................................        27
    4,400   HCA, Inc. (BBB- S&P)
              6.95% due 05/01/12........................................     4,484
   10,045   HCA, Inc. (BBB- S&P)
              7.125% due 06/01/06.......................................    10,536
   24,296   Lucent Technologies, Inc. (B2 Moody's)
              6.45% due 03/15/29........................................    12,512
    2,510   Lucent Technologies, Inc. (B+ S&P)
              6.50% due 01/15/28........................................     1,293
      750   NTL Communications Corp. (D S&P)
              0.00% due 10/01/08........................................       150
      300   NTL, Inc. (Ca Moody's)
              0.00% due 02/01/06........................................        80
    9,930   Nortel Networks Corp. (Ba3 Moody's)
              6.125% due 02/15/06.......................................     5,660
    5,935   Nortel Networks Corp. (Ba3 Moody's)
              6.875% due 09/01/23.......................................     2,968
      985   PanAmSat Corp. (Ba2 Moody's)
              6.875% due 01/15/28.......................................       779
      400   Psinet, Inc. (D S&P)
              11.00% due 08/01/09.......................................        39
   17,385   Qwest Capital Funding, Inc. (Ba2 Moody's)
              5.875% due 08/03/04.......................................    11,300
   18,925   Sprint Capital Corp. (BBB+ S&P)
              7.90% due 03/15/05........................................    16,305
      @@0   Voicestream Wireless Corp. (A- S&P)
              10.375% due 11/15/09......................................         0
     @@17   Voicestream Wireless Corp. (A- S&P)
              10.375% due 11/15/09......................................         0
    2,200   Williams Communications Group, Inc. (Ca Moody's)
              10.875% due 10/01/09......................................       182
   35,656   WorldCom, Inc. (CC Fitch)
              8.25% due 05/15/31........................................     5,348
      600   XO Communications, Inc. (Ca Moody's)
              0.00% due 12/01/09........................................         9
      300   XO Communications, Inc. (Ca Moody's)
              10.50% due 12/01/09.......................................         8
                                                                          --------
                                                                           103,829
                                                                          --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.5%
    9,075   Hewlett-Packard Co. (A3 Moody's)
              5.75% due 12/15/06........................................     9,167
                                                                          --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
CORPORATE NOTES -- (CONTINUED)
            CONSTRUCTION -- 0.1%
$   1,500   Bell Atlantic Maryland, Inc. (Aa2 Moody's)
              8.30% due 08/01/31........................................  $  1,628
                                                                          --------
            CONSUMER NON-DURABLES -- 0.6%
    3,300   Methanex Corp. (Ba1 Moody's)
              7.75% due 08/15/05........................................     3,267
   @9,490   Xerox Corp. (BB- Fitch)
              9.75% due 01/15/09........................................     7,782
                                                                          --------
                                                                            11,049
                                                                          --------
            ELECTRICAL EQUIPMENT -- 0.6%
    8,230   Rockwell International Corp. (A S&P)
              5.20% due 01/15/98........................................     5,481
    6,000   Rockwell International Corp. (A S&P)
              6.70% due 01/15/28........................................     5,573
                                                                          --------
                                                                            11,054
                                                                          --------
            ENERGY & SERVICES -- 4.6%
    4,725   Appalachian Power (Baa1 Moody's)
              2.61% due 08/20/03........................................     4,731
   12,910   Conoco, Inc. (Baa1 Moody's)
              6.35% due 10/15/11........................................    13,385
   10,925   Kerr-McGee Corp. (Baa2 Moody's)
              6.875% due 09/15/11.......................................    11,482
    5,000   Lasmo (USA), Inc. (AA S&P)
              7.50% due 06/30/06........................................     5,512
    6,800   Occidental Petroleum Corp. (Baa2 Moody's)
              7.375% due 11/15/08.......................................     7,459
    6,740   Ocean Energy, Inc. (Baa3 Moody's)
              7.25% due 10/01/11........................................     7,072
    1,000   Pioneer Natural Resources Co. (BB Fitch)
              6.50% due 01/15/08........................................       952
   14,375   Pioneer Natural Resources Co. (BB Fitch)
              7.20% due 01/15/28........................................    12,861
      250   Pioneer Natural Resources Co. (BB Fitch)
              9.625% due 04/01/10.......................................       275
     +400   Swift Energy Co. (BS&P)
              10.25% due 08/01/09.......................................       390
      500   Tennessee Gas Pipeline Co. (Baa1 Moody's)
              7.50% due 04/01/17........................................       496
    1,000   Tesoro Petroleum Corp. (B+ S&P)
              9.00% due 07/01/08........................................       910
    1,000   Tosco Corp. (A3 Moody's)
              8.125% due 02/15/30.......................................     1,177
    2,500   Union Oil Co. of California (Baa1 Moody's)
              9.375% due 02/15/11.......................................     2,977
   +6,500   Valero Energy Corp. (Baa2 Moody's)
              6.125% due 04/15/07.......................................     6,713
    1,750   Valero Energy Corp. (Baa2 Moody's)
              8.375% due 06/15/05.......................................     1,925
    2,850   Varco International, Inc. (BBB+ S&P)
              7.50% due 02/15/08........................................     2,988
      250   Williams Communications Group, Inc. (Ca Moody's)
              11.875% due 08/01/10......................................        19
   @2,200   Williams Cos., Inc. (The) (BBB Fitch)
              8.75% due 03/15/32........................................     1,792
    9,050   XTO Energy, Inc. (Ba2 Moody's)
              7.50% due 04/15/12........................................     9,231
                                                                          --------
                                                                            92,347
                                                                          --------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
            FINANCIAL SERVICES -- 2.7%
+$  4,425   Bank of Tokyo-Mitsubishi Ltd. (The) (A3 Moody's)
              8.40% due 04/15/10........................................  $  4,840
      250   Boeing Capital Corp. (A+ S&P)
              6.10% due 03/01/11........................................       255
  @18,000   Bombardier Capital, Inc. (A3 Moody's)
              4.028% due 11/21/02.......................................    18,086
   @2,885   ERAC USA Finance Co. (Baa1 Moody's)
              8.25% due 05/01/05........................................     3,134
   21,750   Ford Motor Credit Co. (A3 Moody's)
              7.375% due 02/01/11.......................................    22,030
    5,900   NiSource Finance Corp. (BBB+ Fitch)
              7.875% due 11/15/10.......................................     6,098
                                                                          --------
                                                                            54,443
                                                                          --------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
    8,120   Archer-Daniels-Midland Co. (A1 Moody's)
              6.95% due 12/15/97........................................     8,085
   10,110   ConAgra Foods, Inc. (Baa1 Moody's)
              7.50% due 09/15/05........................................    10,951
    3,750   ConAgra Foods, Inc. (Baa1 Moody's)
              7.00% due 10/01/28........................................     3,831
      250   Hercules, Inc. (Ba2 Moody's)
              11.125% due 11/15/07......................................       280
                                                                          --------
                                                                            23,147
                                                                          --------
            FOREST & PAPER PRODUCTS -- 4.0%
    2,750   Abitibi Consolidated, Inc. (Baa3 Moody's)
              8.30% due 08/01/05........................................     2,866
      250   Abitibi-Consolidated, Inc. (Baa3 Moody's)
              8.85% due 08/01/30........................................       244
   11,400   Boise Cascade Corp. (Baa3 Moody's)
              7.50% due 02/01/08........................................    11,562
    2,765   Champion International Corp. (Baa2 Moody's)
              7.20% due 11/01/26........................................     2,953
    8,330   Domtar, Inc. (Baa3 Moody's)
              7.875% due 10/15/11.......................................     9,039
      115   Georgia-Pacific Corp. (BBB- Fitch)
              8.875% due 05/15/31.......................................       108
    3,020   International Paper Co. (BBB+ Fitch)
              6.75% due 09/01/11........................................     3,145
    5,600   International Paper Co. (Baa2 Moody's)
              6.875% due 04/15/29.......................................     5,482
    4,500   Mead Corp. (The) (Baa2 Moody's)
              7.55% due 03/01/47........................................     4,306
   12,100   Potlatch Corp. (Baa3 Moody's)
              9.425% due 12/01/09.......................................    13,693

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
CORPORATE NOTES -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- (CONTINUED)
$ @12,075   Weyerhaeuser Co. (A Fitch)
              5.50% due 03/15/05........................................  $ 12,406
    7,900   Weyerhaeuser Co. (A Fitch)
              5.95% due 11/01/08........................................     7,983
    6,300   Weyerhaeuser Co. (A Fitch)
              7.25% due 07/01/13........................................     6,816
                                                                          --------
                                                                            80,603
                                                                          --------
            HEALTH SERVICES -- 1.8%
    3,520   HEALTH SOUTH Corp. (BBB- S&P)
              6.875% due 06/15/05.......................................     3,510
     +555   HEALTH SOUTH Corp. (BB+ S&P)
              10.75% due 10/01/08.......................................       613
    6,540   Manor Care, Inc. (Ba1 Moody's)
              7.50% due 06/15/06........................................     6,761
    1,120   Manor Care, Inc. (Ba1 Moody's)
              8.00% due 03/01/08........................................     1,155
   23,800   Tenet Healthcare Corp. (BBB S&P)
              5.375% due 11/15/06.......................................    24,049
                                                                          --------
                                                                            36,088
                                                                          --------
            HOTELS & GAMING -- 0.9%
  @18,150   Starwood Hotels & Resorts Worldwide, Inc. (BBB- S&P)
              7.375% due 05/01/07.......................................    17,855
                                                                          --------
            INSURANCE -- 1.2%
      700   Aetna, Inc. (BBB+ Fitch)
              7.375% due 03/01/06.......................................       734
    7,800   Aetna, Inc. (BBB+ Fitch)
              7.875% due 03/01/11.......................................     8,216
    5,400   Humana, Inc. (BBB S&P)
              7.25% due 08/01/06........................................     5,639
    4,300   Trenwick Group, Inc. (BBB- S&P)
              6.70% due 04/01/03........................................     3,987
    5,815   Wellpoint Health Networks, Inc. (A- S&P)
              6.375% due 06/15/06.......................................     6,122
                                                                          --------
                                                                            24,698
                                                                          --------
            MEDIA & ENTERTAINMENT -- 2.2%
      800   British Sky Broadcasting Group PLC (Ba1 Moody's)
              8.20% due 07/15/09........................................       786
   +8,700   Marconi Corp., PLC (Ca Moody's)
              7.75% due 09/15/10........................................     2,610
   30,992   Marconi Corp., PLC (C S&P)
              8.375% due 09/15/30.......................................     9,298
   14,850   News America Holdings, Inc. (BBB Fitch)
              7.75% due 12/01/45........................................    13,860
    1,000   News America Holdings, Inc. (BBB Fitch)
              8.875% due 04/26/23.......................................     1,059

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$   3,660   Shaw Communications, Inc. (BBB S&P)
              8.25% due 04/11/10........................................  $  3,727
   12,935   USA Networks, Inc. (BBB S&P)
              6.75% due 11/15/05........................................    13,380
                                                                          --------
                                                                            44,720
                                                                          --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
    3,600   Apogent Technologies, Inc. (BBB S&P)
              8.00% due 04/01/11........................................     3,978
                                                                          --------
            METALS, MINERALS & MINING -- 3.3%
   11,750   Alcan, Inc. (A2 Moody's)
              7.25% due 03/15/31........................................    12,694
    8,400   Barrick Gold Finance, Inc. (A S&P)
              7.50% due 05/01/07........................................     9,099
    2,765   Newmont Mining Corp. (BBB S&P)
              8.625% due 05/15/11.......................................     3,110
   +3,440   Noranda, Inc. (Baa3 Moody's)
              7.00% due 07/15/05........................................     3,547
    2,790   Phelps Dodge Corp. (BBB+ Fitch)
              8.75% due 06/01/11........................................     2,878
   17,950   Phelps Dodge Corp. (BBB+ Fitch)
              9.50% due 06/01/31........................................    18,452
    3,600   Placer Dome, Inc. (BBB+ S&P)
              7.125% due 05/15/03.......................................     3,701
    7,300   Placer Dome, Inc. (Baa2 Moody's)
              7.125% due 06/15/07.......................................     7,691
    5,540   Santa Fe Pacific Gold Corp. (BBB S&P)
              8.375% due 07/01/05.......................................     5,839
                                                                          --------
                                                                            67,011
                                                                          --------
            RESEARCH & TESTING FACILITIES -- 0.2%
    4,285   Quest Diagnostics, Inc. (Baa3 Moody's)
              6.75% due 07/12/06........................................     4,489
                                                                          --------
            SOFTWARE & SERVICES -- 1.9%
   20,200   AOL Time Warner, Inc. (Baa1 Moody's)
              6.15% due 05/01/07........................................    19,296
    7,800   CRH America, Inc. (A- Fitch)
              6.95% due 03/15/12........................................     8,203
   10,000   Computer Sciences Corp. (A2 Moody's)
              6.75% due 06/15/06........................................    10,585
                                                                          --------
                                                                            38,084
                                                                          --------
            TRANSPORTATION -- 1.4%
   @1,550   American Airlines, Inc. (AA S&P)
              7.858% due 10/01/11.......................................     1,682
    1,300   Delta Air Lines, Inc. (Baa2 Moody's)
              10.50% due 04/30/16.......................................     1,265
    4,500   FedEx Corp. (Baa2 Moody's)
              6.625% due 02/12/04.......................................     4,688
    2,750   Sequa Corp. (BB+ Fitch)
              8.875% due 04/01/08.......................................     2,750
    1,720   Teekay Shipping Corp. (BB+ S&P)
              8.32% due 02/01/08........................................     1,797

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                    VALUE
---------                                                                 --------
CORPORATE NOTES -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
$   4,348   US Airways Group, Inc. (A+ S&P)
              6.76% due 04/15/08........................................  $  4,228
    8,500   Union Pacific Corp. (BBB+ Fitch)
              6.625% due 02/01/08.......................................     8,962
    3,885   United Air Lines, Inc. (B- S&P)
              9.75% due 08/15/21........................................     1,943
                                                                          --------
                                                                            27,315
                                                                          --------
            UTILITIES -- 3.5%
    1,750   Cleveland Electric Illuminating Co. (Aaa Moody's)
              7.13% due 07/01/07........................................     1,904
    8,225   Consolidated Natural Gas Co. (A3 Moody's)
              5.375% due 11/01/06.......................................     8,254
    3,875   Detroit Edison Co. (The) (A3 Moody's)
              6.125% due 10/01/10.......................................     3,862
   12,000   El Paso Electric Co. (Baa2 Moody's)
              7.625% due 09/01/08.......................................    12,034
  @10,000   Entergy Gulf States, Inc. (Baa3 Moody's)
              3.098% due 06/02/03.......................................    10,013
    2,850   Mission Energy Holding (BB- S&P)
              13.50% due 07/15/08.......................................     2,864
    3,100   PacifiCorp. (A S&P)
              6.12% due 01/15/06........................................     3,239
    4,000   Public Service Electric & Gas Co. (Aaa Moody's)
              7.00% due 09/01/24........................................     3,997
      500   Reliastar Financial Corp. (Aa3 Moody's)
              8.00% due 10/30/06........................................       552
      850   Tennessee Gas Pipeline Co. (Baa1 Moody's)
              7.00% due 10/15/28........................................       764
    3,325   Transcontinental Gas Pipe LN (BBB+ Fitch)
              6.125% due 01/15/05.......................................     3,170
    4,500   Transcontinental Gas Pipe LN (BBB+ Fitch)
              7.25% due 12/01/26........................................     3,486
  @11,000   Transcontinental Gas Pipe LN (BBB+ Fitch)
              8.875% due 07/15/12.......................................    10,733
    6,435   Westar Energy, Inc. (B1 Moody's)
              7.25% due 08/15/02........................................     6,434
                                                                            71,306
                                                                          --------
            Total corporate notes.......................................  $772,829
                                                                          ========
FOREIGN/YANKEE BONDS & NOTES -- 8.2%
            FOREIGN CORPORATIONS -- 4.2%
$  10,510   AT&T Canada, Inc. (Ca Moody's)
              7.625% due 03/15/05.......................................  $  1,261
      125   Asia Global Crossing Ltd. (Ca Moody's)
              13.375% due 10/15/10......................................        25

PRINCIPAL                                                                   MARKET
AMOUNT (I)                                                                  VALUE
----------                                                                 --------
             FOREIGN CORPORATIONS -- (CONTINUED)
$ @@1,008    Australia Media Ltd. (D S&P)
               15.75% due 05/15/03.......................................        --
   10,215    France Telecom S.A. (BBB+ S&P)
               9.00% due 03/01/31........................................  $  9,035
    7,200    Inco Ltd. (Baa3 Moody's)
               7.75% due 05/15/12........................................     7,434
    3,295    KPNQwest N.V. (D S&P)
               8.125% due 06/01/09.......................................        16
   @1,925    Nortel Networks Corp. (Ba3 Moody's)
               4.25% due 09/01/08........................................       931
   +8,170    Nova Chemicals Ltd. (Baa3 Moody's)
               7.00% due 05/15/06........................................     8,153
    4,250    Nova Chemicals Ltd. (Baa3 Moody's)
               7.875% due 09/15/25.......................................     3,600
    8,500    PanCanadian Energy Corp. (A- S&P)
               7.20% due 11/01/31........................................     8,582
     +500    PanCanadian Energy Corp. (A- S&P)
               7.20% due 11/01/31........................................       505
   25,500    PanCanadian Petroleum (A- S&P)
               6.30% due 11/01/11........................................    25,631
    5,630    Petroleum Geo-Services ASA (Baa3 Moody's)
               7.125% due 03/30/28.......................................     3,772
    4,515    Petroleum Geo-Services ASA (Baa3 Moody's)
               8.15% due 07/15/29........................................     3,161
    4,235    Potash Corp. Saskatchewan (BBB+ S&P)
               7.125% due 06/15/07.......................................     4,569
    7,515    Potash Corp. Saskatchewan (BBB+ S&P)
               7.75% due 05/31/11........................................     8,368
     +500    eKabel Holdings GmbH (Ca Moody's)
               14.50% due 09/01/10.......................................       123
                                                                           --------
                                                                             85,166
                                                                           --------
             FOREIGN GOVERNMENTS -- 4.0%
EUR34,850    Deutsche Bundesrepublik (Aaa Moody's)
               6.00% due 09/15/03........................................    35,307
EUR24,907    France BTAN (AAA S&P)
               4.50% due 07/12/03........................................    24,791
EUR 8,900    Republic of Italy (Aa2 Moody's)
               4.75% due 04/15/03........................................     8,868
GBP 6,170    UK Treasury Gilt (Aaa Moody's)
               8.00% due 06/10/03........................................     9,722
                                                                             78,688
                                                                           --------
             Total foreign/yankee bonds & notes..........................  $163,854
                                                                           ========
 SHARES
----------
PREFERRED STOCKS -- 0.1%
             ELECTRONICS -- 0.1%
      @53    Xerox Corp. (B3 Moody's)....................................  $  2,884
                                                                           --------
             Total preferred stocks......................................  $  2,884
                                                                           ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
 AMOUNT                                                                     VALUE
----------                                                                 --------
U.S. TREASURIES & FEDERAL AGENCIES -- 45.1%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.1%
$ 143,987    6.00% due 07/01/12 -- 07/01/16..............................  $147,603
      260    6.30% due 04/01/08..........................................       275
    2,775    6.48% due 12/01/05..........................................     2,947
    1,777    6.50% due 11/01/14..........................................     1,849
   26,891    7.50% due 06/01/27 -- 09/01/31..............................    28,253
      729    7.50% due 10/01/22 -- 02/01/31..............................       768
                                                                           --------
                                                                            181,695
                                                                           --------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 21.7%
   44,661    6.00% due 01/15/32 -- 07/15/32..............................    44,673
  299,056    6.50% due 04/15/31 -- 06/15/32..............................   305,735
   82,061    7.00% due 07/15/28 -- 01/15/32..............................    85,377
       13    9.50% due 10/15/19..........................................        14
                                                                           --------
                                                                            435,799
                                                                           --------
             U.S. TREASURY BONDS -- 4.8%
  +19,100    5.375% due 02/15/31.........................................    18,703
  +51,900    6.00% due 08/15/09..........................................    56,378
  +20,220    6.25% due 05/15/30..........................................    21,903
                                                                           --------
                                                                             96,984
                                                                           --------
             U.S. TREASURY INFLATION-INDEXED SECURITIES -- 3.1%
  +56,811    4.25% due 01/15/10..........................................    61,649
                                                                           --------
             U.S. TREASURY NOTES -- 6.4%
   +4,600    3.50% due 11/15/06..........................................     4,518
  +15,000    4.375% due 05/15/07.........................................    15,206
  +45,900    4.875% due 02/15/12.........................................    46,072
  +24,300    5.00% due 02/15/11 -- 08/15/11..............................    24,701
   +2,150    5.50% due 05/15/09..........................................     2,275
  +20,390    5.75% due 11/15/05 -- 08/15/10..............................    21,776
  +11,300    6.50% due 10/15/06 -- 02/15/10..............................    12,470
   +1,300    6.625% due 05/15/07.........................................     1,446
                                                                            128,464
                                                                           --------
             Total U.S. treasuries & federal agencies....................  $904,591
                                                                           ========
 SHARES
----------
WARRANTS -- 0.0%
     *@@1    Iridium World Communications, Inc...........................  $      0
                                                                           --------
             Total warrants..............................................  $      0
                                                                           ========
PRINCIPAL
 AMOUNTS
----------
SHORT-TERM SECURITIES -- 4.9%
             REPURCHASE AGREEMENT -- 4.9%
$  99,004    Joint Repurchase Agreement (See Note
               2(d)) 1.905% due 07/01/02.................................  $ 99,004
                                                                           --------
             Total short-term securities.................................  $ 99,004
                                                                           ========

                                                                         MARKET
                                                                         VALUE
                                                                       ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $13,624)............................................     0.7%  $   14,253
Total corporate notes (cost $807,105).......................    38.5      772,829
Total foreign/yankee bonds & notes
  (cost $163,535)...........................................     8.2      163,854
Total preferred stocks (cost $2,670)........................     0.1        2,884
Total U.S. treasuries & federal agencies
  (cost $890,340)...........................................    45.1      904,591
Total warrants (cost $97)...................................     0.0            0
Total short-term securities (cost $99,004)..................     4.9       99,004
                                                               -----   ----------
Total investment in securities (total cost
  $1,976,375)...............................................    97.5    1,957,415
Cash, receivables and other assets..........................     4.1       80,448
Securities lending collateral (See Note
  2(i)).....................................................    15.3      307,139
Payable for securities purchased............................    (1.5)     (29,897)
Payable for Fund shares redeemed............................    (0.0)         (57)
Securities lending collateral payable to
  brokers (See Note 2(i))...................................   (15.3)    (307,139)
Other liabilities...........................................    (0.1)      (1,815)
                                                               -----   ----------
Net assets..................................................   100.0%  $2,006,094
                                                               =====   ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 3,000,000
  shares authorized; 1,802,916 shares outstanding...........   $  180,292
Capital surplus.............................................    1,782,870
Accumulated undistributed net investment income.............       51,273
Accumulated undistributed net realized gain
  on investments............................................       10,255
Unrealized depreciation of investments......................      (18,960)
Unrealized depreciation of forward foreign currency
  contracts (See Note 2(g))@@@@.............................         (103)
Unrealized appreciation of other assets and liabilities
  in foreign currencies.....................................          467
                                                               ----------
Net assets..................................................   $2,006,094
                                                               ==========


Class IA
  Net asset value per share ($1,777,800 / 1,597,194 shares
    outstanding) (2,400,000 shares authorized)..............  $1.11
                                                              =====
Class IB
  Net asset value per share ($228,294 / 205,722 shares
    outstanding) (600,000 shares authorized)................  $1.11
                                                              =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $93,578 or 4.7% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

  (I)  All principal amounts are in U.S. dollars unless otherwise indicated.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

      @@@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2002

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Sell)                    $20,125            $20,000          7/1/2002             $(125)
EURO (Sell)                      9,978             10,000          7/2/2002                22
                                                                                        -----
                                                                                        $(103)
                                                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.

 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.5%
 $11,185    Chase Mortgage Finance Corp. Series 1998-S7, Class
              1A1 (Aaa Moody's)
              6.25% due 12/25/28..............................  $ 11,413

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
 $23,526    Chase Mortgage Finance Corp., Series 2002-S3,
              Class A14 (Aaa Moody's)
              6.50% due 02/25/32..............................  $ 24,061
   4,955    Citicorp Mortgage Securities, Inc., Series 1998-8,
              Class A3 (AAA S&P)
              6.75% due 09/25/28..............................     5,128
  18,957    Countrywide Home Loans, Series 1998-6, Class A
              (AAA S&P)
              6.50% due 06/25/13..............................    19,448
    @331    DLJ Mortgage Acceptance Corp., Series 1996-1,
              Class B1 (A S&P)
              7.25% due 09/25/11..............................       341
    @110    DLJ Mortgage Acceptance Corp., Series 1996-I,
              Class B2 (BBB S&P)
              7.25% due 09/25/11..............................       113
   2,413    GE Capital Mortgage Services, Inc., Series
              1993-10, Class A3 (Aaa Moody's)
              6.50% due 09/25/23..............................     2,504
   1,996    GE Capital Mortgage Services, Inc., Series
              1994-26, Class A (Aaa Moody's)
              6.818% due 07/25/09.............................     2,049
     350    GE Capital Mortgage Services, Inc., Series 1996-1,
              Class B2 (AAA S&P)
              6.75% due 02/25/11..............................       353
   1,048    GE Capital Mortgage Services, Inc., Series 1996-1,
              Class M (AAA S&P)
              6.75% due 02/25/11..............................     1,061
     386    GE Capital Mortgage Services, Inc., Series
              1996-10, Class B1 (AAA S&P)
              6.75% due 06/25/11..............................       398
     386    GE Capital Mortgage Services, Inc., Series
              1996-10, Class B2 (AA+ S&P)
              6.75% due 06/25/11..............................       394
   7,252    GE Capital Mortgage Services, Inc., Series 1996-2,
              Class A8 (AAA S&P)
              7.00% due 02/25/26..............................     7,459
   1,442    GE Capital Mortgage Services, Inc., Series 1998-7,
              Class A (Aaa Moody's)
              6.50% due 04/25/13..............................     1,487
   3,662    GE Capital Mortgage Services, Inc., Series
              1999-16, Class A (Aaa Moody's)
              6.50% due 07/25/14..............................     3,754
     889    Housing Securities, Inc., Series 1993-E, Class E15
              (Aaa Moody's)
              10.00% due 09/25/08.............................       942
   3,101    Norwest Asset Securities Corp., Series 1999-22,
              Class A1 (Aaa Moody's)
              6.50% due 09/25/14..............................     3,199
     358    PNC Mortgage Securities Corp., Series 1996-2,
              Class B1 (AAA Fitch)
              6.60% due 02/25/11..............................       369
     119    PNC Mortgage Securities Corp., Series 1996-2,
              Class B2 (AAA Fitch)
              6.60% due 02/25/11..............................       123
     191    PNC Mortgage Securities Corp., Series 1996-2,
              Class B3 (AA Fitch)
              6.60% due 02/25/11..............................       194
   4,200    Prudential Home Mortgage Securities Co., Series
              1994-8, Class A3 (Aaa Moody's)
              6.75% due 03/25/24..............................     4,350
     758    Prudential Home Mortgage Securities Co., Series
              96-3, Class B1 (AAA S&P)
              6.75% due 03/25/11..............................       772
     379    Prudential Home Mortgage Securities Co., Series
              96-3, Class B2 (AAA Fitch)
              6.75% due 03/25/11..............................       386
     503    Residential Funding Mortgage Securities I, Inc.,
              Series 1995-S18, Class M3 (AAA Fitch)
              7.00% due 11/25/10..............................       514
     177    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S11, Class M3 (AAA S&P)
              7.00% due 04/25/11..............................       185
     349    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S19, Class M3 (AAA Fitch)
              7.50% due 09/25/11..............................       360
     409    Residential Funding Mortgage Securities I, Inc.,
              Series 1996-S5, Class M3 (AAA S&P)
              6.75% due 02/25/11..............................       424
   1,147    Residential Funding Mortgage Securities I, Inc.,
              Series 1998-S22, Class A1 (AAA S&P)
              6.50% due 09/25/13..............................     1,184
   4,376    Residential Funding Mortgage Securities I, Inc.,
              Series 1999-S15, Class A2 (AAA S&P)
              6.50% due 06/25/14..............................     4,515
   1,428    Residential Funding Mortgage Securities I, Inc.,
              Series 1999-S22, Class A2 (AAA S&P)
              7.00% due 10/25/14..............................     1,489
   2,094    Residential Funding Mortgage Securities I, Inc.,
              Series 2001-33, Class A1 (AAA S&P)
              7.50% due 01/25/31..............................     2,156
  15,248    Residential Funding Mortgage Securities I, Inc.,
              Series 2001-S25, Class A1 (AAA S&P)
              6.25% due 10/25/16..............................    15,507

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
 $ 2,594    Wells Fargo Mortgage Backed Securities Trust,
              Series 2000-13, Class A7 (Aaa Moody's)
              7.50% due 12/25/30..............................  $  2,594
                                                                 119,226
                                                                --------

            Total collateralized mortgage obligations. (cost
              $116,944)                                         $119,226
                                                                ========

U.S. TREASURIES & FEDERAL AGENCIES -- 76.9%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 14.8%
 $   454    10.00 due 09/01/05-11/01/20.......................  $    510
   8,000    6.00% due 07/01/32................................     7,978
  32,344    6.50% due 04/01/31-09/01/31.......................    32,881
  37,034    7.00% due 10/01/26-07/01/32.......................    38,380
     512    7.50% due 05/01/24-06/01/25.......................       542
     968    8.00% due 02/01/13-11/01/24.......................     1,036
     391    8.50% due 06/01/03-05/01/25.......................       419
     194    9.00% due 10/01/06................................       196
     406    9.50% due 11/01/08................................       419
                                                                --------

                                                                  82,361
                                                                --------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.2%
     242    11.00 due 04/01/09................................       267
  23,000    6.00% due 07/01/32................................    22,928
  57,587    6.50% due 04/01/28-07/01/32.......................    58,864
  45,684    7.00% due 11/01/13-02/01/32.......................    47,668
   9,233    7.50% due 08/01/29-04/01/31.......................     9,695
   5,507    8.00% due 10/01/29-02/01/31.......................     5,850
     249    9.00% due 05/01/21-09/01/21.......................       275
                                                                --------

                                                                 145,547
                                                                --------

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 33.5%
      50    10.00% due 05/15/13...............................        57
       9    12.50% due 03/15/15...............................        10
   8,000    6.00% due 07/15/32................................     7,988
 108,562    6.50% due 12/15/28-01/15/32.......................   110,998
  49,176    7.00% due 07/15/31-03/15/32.......................    51,144
  10,277    7.50% due 04/15/22-04/20/30.......................    10,877
   3,613    8.50% due 06/15/17-04/15/30.......................     3,880
   1,000    9.50% due 10/15/09-11/15/09.......................     1,109
                                                                --------

                                                                 186,063
                                                                --------

            U.S. TREASURY NOTES -- 2.4%
  13,000    4.875% due 02/15/12...............................    13,049
                                                                --------

            Total U.S. treasuries & federal agencies
              (cost $422,860).................................  $427,020
                                                                ========

SHORT-TERM SECURITIES -- 16.5%
            REPURCHASE AGREEMENT -- 10.2%
 $56,514    Joint Repurchase Agreement (See Note 2(d))
            1.905% due 07/01/02...............................  $ 56,514
                                                                --------

            U.S. TREASURY BILLS -- 6.3%
  14,410    1.68% due 07/11/02................................    14,403
  20,590    1.70% due 07/11/02................................    20,580
                                                                  34,983
                                                                --------

            Total short-term securities (cost $91,497)........  $ 91,497
                                                                ========



STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $631,325) -- see accompanying portfolio.......  $637,743
Receivable for securities sold..................    51,102
Receivable for Fund shares sold.................     2,259
Receivable for dividends and interest...........     3,586
Cash and other assets...........................        --
                                                  --------

Total assets....................................   694,690
                                                  ========

LIABILITIES
Payable for securities purchased................   134,329
Other liabilities...............................     4,722
                                                  --------

Total liabilities...............................   139,051
                                                  ========

Net assets......................................  $555,639
                                                  ========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share; 800,000
  shares authorized; 481,725 shares outstanding.............  $    48,173
Capital surplus.............................................      493,063
Accumulated undistributed net investment income.............       12,677
Accumulated undistributed net realized loss
  on investments............................................       (4,629)
Unrealized appreciation of investments......................        6,355
                                                              -----------

Net assets..................................................  $   555,639
                                                              ===========



Class IA
  Net asset value per share ($502,814 / 435,728
    shares outstanding) (600,000 shares
    authorized)....................................  $1.15
                                                     =====
Class IB
  Net asset value per share ($52,825 / 45,997
    shares outstanding) (200,000 shares
    authorized)....................................  $1.15
                                                     =====


    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $454 or 0.1% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
$  5,040    Freddie Mac, Series 2344, Class QE (Aaa Moody's)
              6.00% due 11/15/14..............................  $  5,171
                                                                --------

            Total collateralized mortgage obligations.........  $  5,171
                                                                ========

CORPORATE NOTES -- 3.9%
            BANKS -- 3.9%
$  7,895    Federal Home Loan Bank (Aaa Moody's)
              5.375% due 02/15/06.............................  $  8,260
                                                                --------

            Total corporate notes.............................  $  8,260
                                                                ========

U.S. TREASURIES & FEDERAL AGENCIES -- 90.3%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 10.7%
$ 17,000    6.50% due 07/01/32................................  $ 17,335
   5,225    7.00% due 05/01/16 -- 02/01/31....................     5,484
                                                                --------

                                                                  22,819
                                                                --------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 16.2%
   1,997    5.50% due 08/01/15................................     2,029
   1,633    5.89% due 12/01/08................................     1,698
   6,720    5.95% due 01/01/09................................     6,996
  10,451    6.00% due 09/01/13 -- 06/01/31....................    10,565
     962    6.01% due 02/01/09................................     1,004
   1,845    6.20% due 01/01/06................................     1,947
     745    6.36% due 04/01/08................................       789
   4,173    6.50% due 05/01/13 -- 04/01/24....................     4,344
   2,462    6.52% due 01/01/08................................     2,625
   1,250    6.63% due 10/01/05................................     1,331
     @@0    7.00% due 07/01/11................................         0
     916    7.50% due 06/01/23................................       969
      54    8.50% due 04/01/17................................        58
      32    9.00% due 08/01/20 -- 09/01/21....................        35
     208    9.75% due 07/01/20................................       231
                                                                --------

                                                                  34,621
                                                                --------

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 18.8%
  17,971    6.50% due 03/15/31 -- 05/15/32....................    18,373
  18,484    7.00% due 05/15/28 -- 12/15/31....................    19,225
   2,272    7.50% due 07/15/27................................     2,408
      99    9.50% due 12/15/18 -- 12/15/20....................       111
                                                                --------

                                                                  40,117
                                                                --------

            U.S. GOVERNMENT AGENCIES -- 8.6%
   2,200    Tennessee Valley Authority (Aa1 Moody's)
              5.375% due 11/13/08.............................     2,261
  15,000    Tennessee Valley Authority (Aaa Moody's)
              6.375% due 06/15/05.............................    16,117
                                                                --------

                                                                  18,378
                                                                --------

            U.S. TREASURY BONDS -- 2.1%
   2,000    10.375 due 11/15/12...............................     2,571
   1,750    6.00% due 08/15/09................................     1,901
                                                                --------

                                                                   4,472
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            U.S. TREASURY INFLATION-INDEXED SECURITIES -- 3.0%
$  5,878    4.25% due 01/15/10................................  $  6,378
                                                                --------

            U.S. TREASURY NOTES -- 30.9%
  +7,000    3.25% due 05/31/04................................     7,054
 +21,700    4.375% due 05/15/07...............................    21,998
 +10,000    4.875% due 02/15/12...............................    10,038
   3,300    5.75% due 11/15/05................................     3,522
 +19,000    5.875% due 11/15/04...............................    20,193
   2,750    6.00% due 08/15/04................................     2,922
                                                                --------
                                                                  65,727
                                                                --------
            Total U.S. treasuries & federal agencies..........  $192,512
                                                                ========

SHORT-TERM SECURITIES -- 10.6%
            REPURCHASE AGREEMENT -- 3.6%
$  7,657    Joint Repurchase Agreement (See Note 2(d))
              1.905% due 07/01/02.............................  $  7,657
                                                                --------

            U.S. TREASURY BILLS -- 7.0%
   6,180    1.68% due 07/11/02................................     6,177
   8,820    1.70% due 07/11/02................................     8,816
                                                                --------
                                                                  14,993
                                                                --------
            Total short-term securities.......................  $ 22,650
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total collaterized mortgage obligations
  (cost $5,158)...................................     2.4%  $  5,171
Total corporate notes (cost $8,093)...............     3.9      8,260
Total U.S. treasuries & federal agencies
  (cost $187,169).................................    90.3    192,512
Total short-term securities (cost $22,650)........    10.6     22,650
                                                    ------   --------
Total investment in securities (total
  cost $223,070)..................................   107.2    228,593
Cash, receivables and other assets................     1.0      1,926
Securities lending collateral (See Note 2(i)).....    15.4     32,909
Payable for securities purchased..................    (8.1)   (17,218)
Payable for Fund shares redeemed..................    (0.1)      (111)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (15.4)   (32,909)
Other liabilities.................................     0.0        (35)
                                                    ------   --------
Net assets........................................   100.0%  $213,155
                                                    ======   ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               MARKET
                                                               VALUE
                                                              --------
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.010 per share; 200,000 shares
  authorized; 19,944 shares outstanding.....................  $    199
Capital surplus.............................................   220,004
Accumulated undistributed net investment income.............     4,458
Accumulated undistributed net realized loss
  on investments............................................   (17,029)
Unrealized appreciation of investments......................     5,523
                                                              --------

Net assets..................................................  $213,155
                                                              ========



Class IA
  Net asset value per share ($208,091 / 19,470
    shares outstanding) (187,500 shares
    authorized)...................................  $10.69
                                                    ======
Class IB
  Net asset value per share ($5,064 / 474 shares
    outstanding) (12,500 shares authorized).......  $10.69
                                                    ======


    +  All or a portion of this security was on loan as of June 30, 2002. (See
       Note 2(i))

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COMMERCIAL PAPER -- 27.9%
$  20,000   Abbey National North America
              2.09% due 11/04/02..............................  $   19,854
   15,000   Bradford & Bingley Building PLC
              1.96% due 08/02/02..............................      14,974
   21,000   Cargill, Inc.
              1.92% due 08/12/02..............................      20,953
   10,000   Caterpillar Financial Services, Inc.
              1.91% due 07/11/02..............................       9,995
    3,000   Caterpillar Financial Services, Inc.
              1.94% due 08/06/02..............................       2,994
   21,000   Diageo Capital PLC
              2.86% due 03/18/03..............................      20,566
   50,000   Federal Home Loan Bank
              1.76% due 07/31/02..............................      49,927
   30,000   Federal National Mortgage Association
              1.76% due 07/17/02..............................      29,977
   21,500   Federal National Mortgage Association
              1.88% due 08/07/02..............................      21,458
   17,100   Freddie Mac
              1.715% due 08/09/02.............................      17,068
   20,900   Freddie Mac
              1.715% due 08/15/02.............................      20,855
   22,000   Freddie Mac
              1.87% due 08/02/02..............................      21,963
   31,500   Gannett Co., Inc.
              1.77% due 07/08/02..............................      31,489
   15,000   Goldman Sachs Group, Inc. (The)
              1.92% due 08/13/02..............................      14,966
   15,500   Goldman Sachs Group, Inc. (The)
              1.94% due 08/05/02..............................      15,471
   34,000   Halifax PLC
              1.84% due 07/25/02..............................      33,958
   43,000   Johnson & Johnson
              1.77% due 07/18/02..............................      42,964
   22,000   Lehman Brothers Holdings, Inc.
              1.91% due 07/12/02..............................      21,987
   32,000   Lehman Brothers Holdings, Inc.
              2.01% due 08/21/02..............................      31,909
   23,000   Nationwide Building Soceity
              1.94% due 08/09/02..............................      22,952
   25,000   Nestle Capital Corp.
              1.93% due 08/07/02..............................      24,950
   22,000   Nordea North America, Inc.
              2.53% due 12/11/02..............................      21,748
   21,000   Svenska Handelsbanken, Inc.
              2.23% due 09/25/02..............................      20,888
   15,000   Swedbank
              2.04% due 09/30/02..............................      14,923
   28,000   Swedbank
              2.53% due 12/13/02..............................      27,675
   20,000   UBS Finance (Deleware), Inc.
              2.07% due 09/04/02..............................      19,925
   32,000   Washington Post Co.
              1.92% due 08/06/02..............................      31,939
                                                                ----------

                                                                   628,328
                                                                ----------

            Total commercial paper............................  $  628,328
                                                                ==========


PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- 59.1%
$  30,000   Abbey National North America
              1.78% due 08/19/02..............................  $   29,927
    9,000   Abbott Laboratories
              1.75% due 08/02/02..............................       8,986
   44,750   Abbott Laboratories
              1.76% due 07/10/02..............................      44,730
   50,000   American Express Credit Corp.
              1.75% due 08/27/02..............................      49,861
   40,000   Bradford & Bingley Building PLC
              1.93% due 10/17/02..............................      39,768
   36,000   Bristol-Myers Squibb Co.
              1.75% due 07/29/02..............................      35,951
   10,000   Caterpillar Financial Services, Inc.
              1.75% due 08/19/02..............................       9,976
   27,000   Caterpillar Financial Services, Inc.
              1.78% due 07/22/02..............................      26,972
    7,000   Coca-Cola Co. (The)
              1.75% due 07/08/02..............................       6,998
   25,000   Emerson Electric Co.
              1.76% due 08/23/02..............................      24,935
   22,000   Gannett Co., Inc.
              1.77% due 08/20/02..............................      21,946
   21,500   General Electric Capital Corp.
              5.375% due 01/15/03.............................      21,838
   32,000   General Electric Capital Corp.
              7.00% due 02/03/03..............................      32,781
   15,000   Gillette Co. (The)
              1.75% due 09/06/02..............................      14,951
   20,000   Goldman Sachs Group, Inc. (The)
              2.053% due 11/21/02.............................      20,012
    3,000   Goldman Sachs Group, Inc. (The)
              2.083% due 08/21/02.............................       3,001
   11,500   Halifax PLC
              1.79% due 07/03/02..............................      11,499
  @27,000   Honda Motor Corp.
              2.015% due 01/13/03.............................      27,005
  @23,000   Honda Motor Corp.
              2.04% due 10/09/02..............................      23,000
   40,000   International Lease Finance
              1.81% due 08/14/02..............................      39,912
   10,000   Johnson & Johnson
              1.77% due 08/14/02..............................       9,978
   41,500   Key Bank N.A.
              2.00% due 02/07/03..............................      41,533
   29,000   Merrill Lynch & Co., Inc.
              2.079% due 10/21/02.............................      29,020
   32,000   Morgan (J.P.) Chase & Co.
              2.006% due 03/06/03.............................      32,032
   17,000   Morgan (J.P.) Chase & Co.
              2.02% due 02/20/03..............................      17,019

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
$  10,000   Morgan (J.P.) Chase & Co., Inc.
              2.046% due 01/30/03.............................  $   10,010
   13,000   Morgan Stanley Dean Witter & Co.
              2.06% due 10/15/02..............................      13,005
   40,000   Morgan Stanley Dean Witter & Co...................
              2.103% due 02/21/03                                   40,069
  @20,000   Nationwide Building Society
              1.84% due 02/14/03..............................      20,000
   28,000   Nordea North America, Inc.
              1.78% due 07/08/02..............................      27,990
   25,000   Old Line Funding Corp.
              1.78% due 07/02/02..............................      24,999
   21,000   Old Line Funding Corp.
              1.79% due 08/15/02..............................      20,953
   10,000   Pfizer, Inc.
              1.75% due 07/24/02..............................       9,989
   42,000   Province of Quebec
              1.92% due 11/01/02..............................      41,724
  @32,000   SBC Communications, Inc.
              1.857% due 03/14/03.............................      32,000
    6,000   Salomon Smith Barney Holdings
              2.08% due 07/24/02..............................       6,001
   54,000   Salomon Smith Barney Holdings
              1.78% due 09/16/02..............................      53,795
    9,000   Sara Lee Corp.
              1.82% due 07/25/02..............................       8,989
   10,000   Sara Lee Corp.
              1.83% due 07/24/02..............................       9,988
   14,000   Sara Lee Corp.
              1.83% due 07/29/02..............................      13,980
   60,000   State Street Corp.
              1.76% due 09/03/02..............................      59,812
   20,000   Svenska Handelsbanken, Inc.
              1.77% due 08/29/02..............................      19,942
   30,000   Toronto-Dominion Holdings Corp.
              1.82% due 10/07/02..............................      29,851
   43,000   Toyota Motor Credit Corp.
            1.92% due 10/11/02................................      42,998
   21,000   US Bancorp
              2.113% due 11/01/02.............................      21,018
   43,000   Unilever
              2.06% due 10/24/02..............................      43,019
   49,000   Wal-Mart Stores
              1.75% due 07/23/02..............................      48,948
   17,000   Washington Post Co.
              1.78% due 09/09/02..............................      16,941
   12,000   Wells Fargo & Co.
              1.77% due 07/22/02..............................      11,988
   42,000   Wells Fargo & Co.
              1.77% due 08/26/02..............................      41,884
   15,500   Wyeth
              1.88% due 07/16/02..............................      15,488
   21,000   Wyeth
              1.90% due 07/15/02..............................      20,984
                                                                ----------

                                                                 1,329,996
                                                                ----------

            Total corporate notes.............................  $1,329,996
                                                                ==========

REPURCHASE AGREEMENT -- 7.8%
$ 175,923   Joint Repurchase Agreement
              (See Note 2(d))
              1.905% due 07/01/02.............................  $  175,923
                                                                ----------

            Total repurchase agreement........................  $  175,923
                                                                ==========



DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $628,328)............................    27.9%  $  628,328
Total corporate notes (cost
  $1,329,996)..........................    59.1    1,329,996
Total short-term securities (cost
  $175,923)............................     7.8      175,923
                                         ------   ----------

Total investment in securities
  (total cost $2,134,247)..............    94.8    2,134,247
Cash, receivables and other assets.....     5.3      119,298
Payable for fund shares redeemed.......     0.0         (428)
Dividends payable......................    (0.1)      (2,399)
Other liabilities......................     0.0          (24)
                                         ------   ----------

Net assets.............................   100.0%  $2,250,694
                                         ======   ==========



SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value 0.10 per share;
  4,000,000 shares authorized; 2,250,694 shares
  outstanding..................................  $  225,068
Capital surplus................................   2,025,626
                                                 ----------
Net assets.....................................  $2,250,694
                                                 ==========


Class IA
  Shares of beneficial interest outstanding,
    $0.10 par value 3,000,000 shares authorized
      (Net assets $2,053,113)...................  2,053,113
                                                  =========
  Net asset value...............................      $1.00
                                                  =========
Class IB
  Shares of beneficial interest outstanding,
    $0.10 par value 1,000,000 shares authorized
      (Net assets $197,581).....................    197,581
                                                  =========
                                                      $1.00
                                                  =========


    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of these securities amounted to $102,005 or 4.5% of net assets.

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD           HARTFORD
                                                                  GLOBAL             GLOBAL
                                                              COMMUNICATIONS   FINANCIAL SERVICES
                                                                 HLS FUND           HLS FUND
                                                              --------------   ------------------
INVESTMENT INCOME:
  Dividends.................................................     $    64             $ 216
  Interest..................................................           6                 8
  Securities lending........................................           4                 8
  Less: Foreign tax withheld................................          (4)              (12)
                                                                 -------             -----
    Total investment income, net............................          70               220
                                                                 -------             -----
EXPENSES:
  Investment advisory fees..................................          27                66
  Administrative services fees..............................           8                20
  Accounting services.......................................           1                 2
  Custodian fees, gross.....................................           3                16
  Board of Directors fees...................................          --                --
  Distribution Fees -- Class IB.............................           2                 5
  Other expenses............................................          --                --
                                                                 -------             -----
    Total expenses, (before waivers and offsets)............          41               109
  Custodian fees offset.....................................          --                --
  Distribution Fees -- Class IB waived......................           1                 1
                                                                 -------             -----
    Total expenses net......................................          40               108
                                                                 -------             -----
  Net investment income (loss)..............................          30               112
                                                                 -------             -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........      (1,939)             (388)
  Net realized gain (loss) on futures contracts.............          --                --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................           9                14
  Net realized gain (loss) on option contracts..............          --                --
  Net realized gain (loss) on foreign currency
    transactions............................................          (5)               --
  Net unrealized appreciation (depreciation) of
    investments.............................................      (2,068)             (548)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --                --
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................          (1)               (2)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          (2)                2
  Net unrealized appreciation (depreciation) of option
    contracts...............................................          --                --
                                                                 -------             -----
  Net realized and unrealized gain (loss) on investments....      (4,006)             (922)
                                                                 -------             -----
  Net increase (decrease) in net assets resulting from
    operations..............................................     $(3,976)            $(810)
                                                                 =======             =====

(a) Formerly Fortis Aggressive Growth Series.
(b) Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                          HARTFORD
      HARTFORD          HARTFORD        INTERNATIONAL      HARTFORD             HARTFORD            HARTFORD         HARTFORD
    GLOBAL HEALTH   GLOBAL TECHNOLOGY   SMALL COMPANY   SMALLCAP GROWTH   GROWTH OPPORTUNITIES   SMALL COMPANY        MIDCAP
      HLS FUND          HLS FUND          HLS FUND        HLS FUND(A)         HLS FUND(B)        HLS FUND, INC.   HLS FUND, INC.
    -------------   -----------------   -------------   ---------------   --------------------   --------------   --------------
      $  1,199          $     58            $138           $    351            $   1,333           $   1,334         $  6,563
            74                22               9                 62                  111                 516              385
            67                11               3                 --                   15                 218              292
           (81)               --             (15)                --                   --                 (89)             (56)
      --------          --------            ----           --------            ---------           ---------         --------
         1,259                91             135                413                1,459               1,979            7,184
      --------          --------            ----           --------            ---------           ---------         --------
           828               323              31                797                2,116               2,116            4,506
           256                99              10                 --                   --                 812            1,916
            26                10               1                 --                   --                  81              192
             8                 3              16                 16                   22                  18                4
             1                --              --                  9                   27                   2                5
            52                20               2                 --                   --                  82              145
            16                 5              --                 42                  126                  38               98
      --------          --------            ----           --------            ---------           ---------         --------
         1,187               460              60                864                2,291               3,149            6,866
            --                --              --                 --                   --                   3               --
             9                 4              --                 --                   --                  15               27
      --------          --------            ----           --------            ---------           ---------         --------
         1,178               456              60                864                2,291               3,131            6,839
      --------          --------            ----           --------            ---------           ---------         --------
            81              (365)             75               (451)                (832)             (1,152)             345
      --------          --------            ----           --------            ---------           ---------         --------
         5,926           (18,975)            259             (2,348)             (23,197)             (5,286)          28,286
            --                --              --                (32)                  --                  --               --
            41                --              52                 --                   --                (106)              --
            --                --              --                 --                   --                  --               --
           (19)               --             (67)                --                   --                 234               (1)
       (46,608)          (16,584)            397            (45,801)            (107,088)            (96,135)         (77,543)
            --                --              --                 76                   --                  --               --
            --                --              --                 --                   --                  (1)              --
             5                --               1                 --                   --                  13               --
            --                --              --                 --                   --                  --               --
      --------          --------            ----           --------            ---------           ---------         --------
       (40,655)          (35,559)            642            (48,105)            (130,285)           (101,281)         (49,258)
      --------          --------            ----           --------            ---------           ---------         --------
      $(40,574)         $(35,924)           $717           $(48,556)           $(131,117)          $(102,433)        $(48,913)
      ========          ========            ====           ========            =========           =========         ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD             HARTFORD
                                                              INTERNATIONAL CAPITAL      CAPITAL
                                                                  APPRECIATION         APPRECIATION
                                                                    HLS FUND          HLS FUND, INC.
                                                              ---------------------   --------------
INVESTMENT INCOME:
  Dividends.................................................          $ 236            $    53,886
  Interest..................................................             13                  8,365
  Securities lending........................................              8                  1,016
  Less: Foreign tax withheld................................            (23)                (1,419)
                                                                      -----            -----------
    Total investment income, net............................            234                 61,848
                                                                      -----            -----------
EXPENSES:
  Investment advisory fees..................................             65                 18,942
  Administrative services fees..............................             20                  8,710
  Accounting services.......................................              2                    871
  Custodian fees, gross.....................................             23                    570
  Board of Directors fees...................................             --                     19
  Distribution Fees -- Class IB.............................              8                    552
  Other expenses............................................             --                    404
                                                                      -----            -----------
    Total expenses, (before waivers and offsets)............            118                 30,068
  Custodian fees offset.....................................             --                     12
  Distribution Fees -- Class IB waived......................              1                     99
                                                                      -----            -----------
    Total expenses net......................................            117                 29,957
                                                                      -----            -----------
  Net investment income (loss)..............................            117                 31,891
                                                                      -----            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........           (484)              (706,610)
  Net realized gain (loss) on futures contracts.............             --                     --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................             50                   (672)
  Net realized gain (loss) on option contracts..............             --                     --
  Net realized gain (loss) on foreign currency
    transactions............................................            (63)                  (250)
  Net unrealized appreciation (depreciation) of
    investments.............................................           (347)              (710,788)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................             --                     --
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................              5                 (1,744)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...              1                    345
  Net unrealized appreciation (depreciation) of option
    contracts...............................................             --                     --
                                                                      -----            -----------
  Net realized and unrealized gain (loss) on investments....           (838)            (1,419,719)
                                                                      -----            -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................          $(721)           $(1,387,828)
                                                                      =====            ===========

(a) Formerly Fortis Value Series.
(b) From inception, April 30, 2002, through June 30, 2002.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                   HARTFORD      HARTFORD
         HARTFORD           HARTFORD       HARTFORD     HARTFORD    GLOBAL    INTERNATIONAL       HARTFORD
    VALUE OPPORTUNITIES      GROWTH      MIDCAP VALUE    FOCUS     LEADERS    OPPORTUNITIES        STOCK
        HLS FUND(A)       HLS FUND(B)      HLS FUND     HLS FUND   HLS FUND   HLS FUND, INC.   HLS FUND, INC.
    -------------------   ------------   ------------   --------   --------   --------------   --------------
         $    798            $   6         $ 1,353      $   221    $ 6,280       $ 10,774       $    48,768
               20                2             103           47       (125)           910             1,244
                5               --              51           --        399            546                91
              (34)              --             (34)          --       (432)        (1,223)               --
         --------            -----         -------      --------   --------      --------       -----------
              789                8           1,473          268      6,122         11,007            50,103
         --------            -----         -------      --------   --------      --------       -----------
              414                5             701          160      1,625          2,406             9,642
               --                2             226           49        606            935             7,540
               --               --              23            5         61             94               754
                8               --              24            2         78            326                 6
                4               --              --           --          2              4                21
               --               --              57           15         64             30               355
               23               --               7            2         37             87               458
         --------            -----         -------      --------   --------      --------       -----------
              449                7           1,038          233      2,473          3,882            18,776
               --               --              --           --         --              1                 2
               --               --               9            3         12              5                66
         --------            -----         -------      --------   --------      --------       -----------
              449                7           1,029          230      2,461          3,876            18,708
         --------            -----         -------      --------   --------      --------       -----------
              340                1             444           38      3,661          7,131            31,395
         --------            -----         -------      --------   --------      --------       -----------
           (8,550)             (49)         (2,761)        (781)   (19,100)       (30,853)         (247,473)
               --               --              --           --         --             --                --
               --               --               1           --         64            (92)               --
               --               --              --           --         --             --                --
                5               --              (8)          --        (15)        (1,429)               --
          (13,771)            (498)         (7,147)     (10,835)   (39,325)         8,954        (1,107,576)
               --               --              --           --         --             --                --
               --               --              (1)          --         22             27                --
                1               --               1           --        113          1,164                --
               --               --              --           --         --             --                --
         --------            -----         -------      --------   --------      --------       -----------
          (22,315)            (547)         (9,915)     (11,616)   (58,241)       (22,229)       (1,355,049)
         --------            -----         -------      --------   --------      --------       -----------
         $(21,975)           $(546)        $(9,471)     $(11,578)  $(54,580)     $(15,098)      $(1,323,654)
         ========            =====         =======      ========   ========      ========       ===========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD
                                                              GROWTH AND      HARTFORD
                                                                INCOME         INDEX
                                                               HLS FUND    HLS FUND, INC.
                                                              ----------   --------------
INVESTMENT INCOME:
  Dividends.................................................  $   3,216      $  14,725
  Interest..................................................        118            196
  Securities lending........................................         12             53
  Less: Foreign tax withheld................................          1            (85)
                                                              ---------      ---------
    Total investment income, net............................      3,347         14,889
                                                              ---------      ---------
EXPENSES:
  Investment advisory fees..................................      1,401          2,019
  Administrative services fees..............................        514          2,019
  Accounting services.......................................         51            202
  Custodian fees, gross.....................................          4             13
  Board of Directors fees...................................          1              6
  Distribution Fees -- Class IB.............................         63             65
  Other expenses............................................         28            118
                                                              ---------      ---------
    Total expenses, (before waivers and offsets)............      2,062          4,442
  Custodian fees offset.....................................         --             --
  Distribution Fees -- Class IB waived......................         11             12
                                                              ---------      ---------
    Total expenses net......................................      2,051          4,430
                                                              ---------      ---------
  Net investment income (loss)..............................      1,296         10,459
                                                              ---------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........    (61,148)           938
  Net realized gain (loss) on futures contracts.............     (1,445)        (2,601)
  Net realized gain (loss) on forward foreign currency
    contracts...............................................         --             --
  Net realized gain (loss) on option contracts..............         --             --
  Net realized gain (loss) on foreign currency
    transactions............................................         --              5
  Net unrealized appreciation (depreciation) of
    investments.............................................    (38,329)      (300,958)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................       (293)           101
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................         --             --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...         --             --
  Net unrealized appreciation (depreciation) of option
    contracts...............................................         --             --
                                                              ---------      ---------
  Net realized and unrealized gain (loss) on investments....   (101,215)      (302,515)
                                                              ---------      ---------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $ (99,919)     $(292,056)
                                                              =========      =========

(a) Formerly Hartford International Advisers HLS Fund, Inc.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                  HARTFORD         HARTFORD                                                         HARTFORD
    HARTFORD    DIVIDEND AND        GLOBAL           HARTFORD       HARTFORD       HARTFORD         MORTGAGE
     VALUE         GROWTH        ADVISERS HLS        ADVISERS      HIGH YIELD        BOND          SECURITIES
    HLS FUND   HLS FUND, INC.    FUND, INC.(A)    HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.
    --------   --------------   ---------------   --------------   ----------   --------------   --------------
    $   751      $  34,280         $  2,009        $    52,095      $     38       $    202         $    --
         19          1,805            3,267            121,614         9,715         55,620          13,885
         --            141              124              1,825            47            366              --
         (3)          (390)            (146)                --            (5)          (118)             --
    -------      ---------         --------        -----------      --------       --------         -------
        767         35,836            5,254            175,534         9,795         56,070          13,885
    -------      ---------         --------        -----------      --------       --------         -------
        238          7,860              932             25,985           529          2,448             601
         76          3,495              332             12,024           184          1,785             481
          8            349               33              1,202            18            178              48
          8              6               71                  4             3             15               4
         --              8                1                 32            --              4               1
         22            246               16                713            37            228              60
          3            182               28                663             7             89              22
    -------      ---------         --------        -----------      --------       --------         -------
        355         12,146            1,413             40,623           778          4,747           1,217
         --              2               --                 (6)            1              6               1
          4             42                3                129             7             39               8
    -------      ---------         --------        -----------      --------       --------         -------
        351         12,102            1,410             40,500           770          4,702           1,208
    -------      ---------         --------        -----------      --------       --------         -------
        416         23,734            3,844            135,034         9,025         51,368          12,677
    -------      ---------         --------        -----------      --------       --------         -------
     (3,860)        65,001           (3,679)          (157,686)       (3,689)        10,862           3,650
         --             --            1,638                 --            --             --              --
         --             --           (5,327)                --            43            203              --
         --             --              294                 --            --             --              --
         (1)            28            1,560                 --            81            (64)             --
     (5,361)      (242,370)          (6,835)        (1,226,129)      (21,466)       (18,737)          2,281
         --             --             (902)                --            --             --              --
         --             --           (3,361)                --            --           (103)             --
         (1)            --              412                 --            48            402              --
         --             --               17                 --            --             --              --
    -------      ---------         --------        -----------      --------       --------         -------
     (9,223)      (177,341)         (16,183)        (1,383,815)      (24,983)        (7,437)          5,931
    -------      ---------         --------        -----------      --------       --------         -------
    $(8,807)     $(153,607)        $(12,339)       $(1,248,781)     $(15,958)      $ 43,931         $18,608
    =======      =========         ========        ===========      ========       ========         =======

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD          Hartford
                                                              U.S. GOVERNMENT    Money Market
                                                                SECURITIES        HLS Fund,
                                                               HLS FUND (a)          Inc.
                                                              ---------------   --------------
INVESTMENT INCOME:
  Dividends.................................................      $   --           $    --
  Interest..................................................       4,904            21,221
  Securities lending........................................           2                --
  Less: Foreign tax withheld................................          --                --
                                                                  ------           -------
    Total investment income (loss), net.....................       4,906            21,221
                                                                  ------           -------
EXPENSES:
  Investment advisory fees..................................         411             2,513
  Administrative services fees..............................          --             2,010
  Accounting services.......................................          --               201
  Custodian fees, gross.....................................           4                 1
  Board of Directors fees...................................           6                 4
  Distribution Fees -- Class IB.............................          --               186
  Other expenses............................................          27               106
                                                                  ------           -------
    Total expenses, (before waivers and offsets)............         448             5,021
  Custodian fees offset.....................................          --                --
  Distribution Fees -- Class IB waived......................          --                37
                                                                  ------           -------
    Total expenses net......................................         448             4,984
                                                                  ------           -------
  Net investment income (loss)..............................       4,458            16,237
                                                                  ------           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions.........       1,970                80
  Net realized gain (loss) on futures contracts.............          --                --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................          --                --
  Net realized gain (loss) on option contracts..............          --                --
  Net realized gain (loss) on foreign currency
    transactions............................................          --                --
  Net unrealized appreciation (depreciation) of
    investments.............................................         877                --
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --                --
  Net unrealized appreciation (depreciation) of forward
    foreign currency contracts..............................          --                --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --                --
  Net unrealized appreciation (depreciation) of option
    contracts...............................................          --                --
                                                                  ------           -------
  Net realized and unrealized gain (loss) on investments....       2,847                80
                                                                  ------           -------
  Net increase (decrease) in net assets resulting from
    operations..............................................      $7,305           $16,317
                                                                  ======           =======

(a) Formerly Fortis U.S. Government Securities Series.

The accompanying notes are an integral part of these financial statements.

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                                       123

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD           HARTFORD
                                                                  GLOBAL             GLOBAL
                                                              COMMUNICATIONS   FINANCIAL SERVICES
                                                                 HLS FUND           HLS FUND
                                                              --------------   ------------------
OPERATIONS:
  Net investment income (loss)..............................     $    30            $   112
  Net realized gain (loss) on investments...................      (1,935)              (374)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (2,071)              (548)
                                                                 -------            -------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (3,976)              (810)
                                                                 -------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (13)               (34)
    Class IB................................................          (2)                (9)
  From net realized gain on investments
    Class IA................................................          --                 --
    Class IB................................................          --                 --
                                                                 -------            -------
    Total distributions.....................................         (15)               (43)
                                                                 -------            -------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       1,434              3,213
    Class IB................................................         879              1,938
                                                                 -------            -------
  Net increase (decrease) from capital share transactions...       2,313              5,151
                                                                 -------            -------
  Net increase (decrease) in net assets.....................      (1,678)             4,298
NET ASSETS:
  Beginning of period.......................................       9,263             17,608
                                                                 -------            -------
  End of period.............................................     $ 7,585            $21,906
                                                                 =======            =======
  Accumulated undistributed net investment income (loss)....     $    23            $   104
                                                                 =======            =======

(a) Formerly Fortis Aggressive Growth Series.
(b) Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                HARTFORD
    HARTFORD    HARTFORD      HARTFORD                           GROWTH          HARTFORD
     GLOBAL      GLOBAL     INTERNATIONAL      HARTFORD       OPPORTUNITIES       SMALL           HARTFORD
     HEALTH    TECHNOLOGY   SMALL COMPANY   SMALLCAP GROWTH        HLS           COMPANY           MIDCAP
    HLS FUND    HLS FUND      HLS FUND        HLS FUND(A)        FUND(B)      HLS FUND, INC.   HLS FUND, INC.
    --------   ----------   -------------   ---------------   -------------   --------------   --------------
    $    81     $   (365)      $    75         $   (451)        $   (832)       $   (1,152)      $      345
      5,948      (18,975)          244           (2,380)         (23,197)           (5,158)          28,285
    (46,603)     (16,584)          398          (45,725)        (107,088)          (96,123)         (77,543)
    --------    --------       -------         --------         --------        ----------       ----------
    (40,574)     (35,924)          717          (48,556)        (131,117)         (102,433)         (48,913)
    --------    --------       -------         --------         --------        ----------       ----------
        (26)          --            --               --               --                --           (1,990)
         --           --            --               --               --                --               --
     (4,892)          --           (44)              --               --                --               --
     (1,082)          --           (10)              --               --                --               --
    --------    --------       -------         --------         --------        ----------       ----------
     (6,000)          --           (54)              --               --                --           (1,990)
    --------    --------       -------         --------         --------        ----------       ----------
     31,770        7,768        12,928          (11,430)         (38,881)           32,526           (2,454)
     15,460        3,161         3,039              359              256            18,444           (5,057)
    --------    --------       -------         --------         --------        ----------       ----------
     47,230       10,929        15,967          (11,071)         (38,625)           50,970           (7,511)
    --------    --------       -------         --------         --------        ----------       ----------
        656      (24,995)       16,630          (59,627)        (169,742)          (51,463)         (58,414)
    237,912      102,786         5,141          272,272          755,068           804,624        1,882,711
    --------    --------       -------         --------         --------        ----------       ----------
    $238,568    $ 77,791       $21,771         $212,645         $585,326        $  753,161       $1,824,297
    ========    ========       =======         ========         ========        ==========       ==========
    $    81     $   (365)      $   756         $   (451)        $   (832)       $   (1,152)      $      345
    ========    ========       =======         ========         ========        ==========       ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    HARTFORD            HARTFORD
                                                                 INTERNATIONAL          CAPITAL
                                                              CAPITAL APPRECIATION    APPRECIATION
                                                                    HLS FUND         HLS FUND, INC.
                                                              --------------------   --------------
OPERATIONS:
  Net investment income (loss)..............................        $   117           $    31,891
  Net realized gain (loss) on investments...................           (497)             (707,532)
  Net unrealized appreciation (depreciation) of
    investments.............................................           (341)             (712,187)
                                                                    -------           -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................           (721)           (1,387,828)
                                                                    -------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................             (6)               (5,543)
    Class IB................................................             (3)                 (303)
  From net realized gain on investments
    Class IA................................................             --                    --
    Class IB................................................             --                    --
                                                                    -------           -----------
    Total distributions.....................................             (9)               (5,846)
                                                                    -------           -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................          9,391              (134,975)
    Class IB................................................          4,531               142,410
                                                                    -------           -----------
  Net increase (decrease) from capital share transactions...         13,922                 7,435
                                                                    -------           -----------
  Net increase (decrease) in net assets.....................         13,192            (1,386,239)
NET ASSETS:
  Beginning of period.......................................         15,044             9,127,841
                                                                    -------           -----------
  End of period.............................................        $28,236           $ 7,741,602
                                                                    =======           ===========
  Accumulated undistributed net investment income (loss)....        $   118           $    31,877
                                                                    =======           ===========

(a) Formerly Fortis Value Series.
(b) From inception, April 30, 2002, through June 30, 2002.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                  Hartford
      HARTFORD                                                                 International       Hartford
        VALUE         Hartford        Hartford     Hartford      Hartford       Opportunties        Stock
    OPPORTUNITIES      Growth       MidCap Value    Focus     Global Leaders     HLS Fund,        HLS Fund,
     HLS FUND(a)     HLS Fund(b)      HLS Fund     HLS Fund      HLS Fund           Inc.             Inc.
    -------------   -------------   ------------   --------   --------------   --------------   --------------
       $    340        $    1         $    444     $    38      $   3,661       $     7,131      $    31,395
         (8,545)          (49)          (2,768)       (781)       (19,051)          (32,374)        (247,473)
        (13,770)         (498)          (7,147)    (10,835)       (39,190)           10,145       (1,107,576)
       --------        ------         --------     -------      ---------       -----------      -----------
        (21,975)         (546)          (9,471)    (11,578)       (54,580)          (15,098)      (1,323,654)
       --------        ------         --------     -------      ---------       -----------      -----------
           (821)           --               --          --           (379)           (8,285)          (3,289)
             --            --               --          --            (20)             (182)            (123)
         (2,397)           --               --        (394)            --                --               --
             --            --               --        (154)            --                --               --
       --------        ------         --------     -------      ---------       -----------      -----------
         (3,218)           --               --        (548)          (399)           (8,467)          (3,412)
       --------        ------         --------     -------      ---------       -----------      -----------
           (400)        4,998          175,542      10,837        242,519           (67,977)        (304,667)
            189           871           44,650       7,942          7,669             2,696           57,875
       --------        ------         --------     -------      ---------       -----------      -----------
           (211)        5,869          220,192      18,779        250,188           (65,281)        (246,792)
       --------        ------         --------     -------      ---------       -----------      -----------
        (25,404)        5,323          210,721       6,653        195,209           (88,846)      (1,573,858)
        130,567            --          120,493      41,771        534,017           964,211        8,106,118
       --------        ------         --------     -------      ---------       -----------      -----------
       $105,163        $5,323         $331,214     $48,424      $ 729,226       $   875,365      $ 6,532,260
       ========        ======         ========     =======      =========       ===========      ===========
       $    340        $    1         $    443     $    38      $ 364,800       $ 4,887,242      $ 1,614,592
       ========        ======         ========     =======      =========       ===========      ===========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD          HARTFORD
                                                                GROWTH AND          INDEX
                                                              INCOME HLS FUND   HLS FUND, INC.
                                                              ---------------   --------------
OPERATIONS:
  Net investment income (loss)..............................     $   1,296        $   10,459
  Net realized gain (loss) on investments...................       (62,593)           (1,658)
  Net unrealized appreciation (depreciation) of
    investments.............................................       (38,622)         (300,857)
                                                                 ---------        ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................       (99,919)         (292,056)
                                                                 ---------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (2,112)           (1,256)
    Class IB................................................          (143)              (31)
  From net realized gain on investments
    Class IA................................................            --           (71,573)
    Class IB................................................            --            (2,010)
                                                                 ---------        ----------
    Total distributions.....................................        (2,255)          (74,870)
                                                                 ---------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       207,729           295,125
    Class IB................................................        13,013            17,794
                                                                 ---------        ----------
  Net increase (decrease) from capital share transactions...       220,742           312,919
                                                                 ---------        ----------
  Net increase (decrease) in net assets.....................       118,568           (54,007)
NET ASSETS:
  Beginning of period.......................................       462,612         2,022,417
                                                                 ---------        ----------
  End of period.............................................     $ 581,180        $1,968,410
                                                                 =========        ==========
  Accumulated undistributed net investment income (loss)....     $ (31,293)       $   10,912
                                                                 =========        ==========

(a) Formerly Hartford International Advisers HLS Fund, Inc.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    HARTFORD       HARTFORD           HARTFORD                                                           HARTFORD
      VALUE      DIVIDEND AND          GLOBAL             HARTFORD       HARTFORD       HARTFORD         MORTGAGE
       HLS          GROWTH            ADVISERS            ADVISERS      HIGH YIELD        BOND          SECURITIES
      FUND      HLS FUND, INC.    HLS FUND, INC.(A)    HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.
    ---------   --------------   -------------------   --------------   ----------   --------------   --------------
     $   416     $    23,734         $     3,844        $   135,034      $  9,025     $    51,368      $    12,677
      (3,861)         65,029              (5,514)          (157,686)       (3,565)         11,001            3,650
      (5,362)       (242,370)            (10,669)        (1,226,129)      (21,418)        (18,438)           2,281
     -------     -----------         -----------        -----------      --------     -----------      -----------
      (8,807)       (153,607)            (12,339)        (1,248,781)      (15,958)         43,931           18,608
     -------     -----------         -----------        -----------      --------     -----------      -----------
          --          (1,905)               (146)          (207,678)       (9,980)        (71,918)         (18,984)
          --            (126)                 --            (10,878)       (1,721)         (9,028)          (1,967)
          --        (156,583)               (198)                --            --         (21,013)              --
          --         (11,349)                 (9)                --            --          (2,682)              --
     -------     -----------         -----------        -----------      --------     -----------      -----------
          --        (169,963)               (353)          (218,556)      (11,701)       (104,641)         (20,951)
     -------     -----------         -----------        -----------      --------     -----------      -----------
      37,344         333,455             (13,101)           324,621        79,910         281,587           79,984
      12,700         103,571               2,008            146,764         9,540          83,265           27,274
     -------     -----------         -----------        -----------      --------     -----------      -----------
      50,044         437,026             (11,093)           471,385        89,450         364,852          107,258
     -------     -----------         -----------        -----------      --------     -----------      -----------
      41,237         113,456             (23,785)          (995,952)       61,791         304,142          104,915
      52,712       3,344,621             343,749         12,357,769       152,945       1,701,952          450,724
     -------     -----------         -----------        -----------      --------     -----------      -----------
     $93,949     $ 3,458,077         $   319,964        $11,361,817      $214,736     $ 2,006,094      $   555,639
     =======     ===========         ===========        ===========      ========     ===========      ===========
     $   416     $    23,734         $     3,040        $   135,034      $  9,007     $    51,273      $ 1,500,533
     =======     ===========         ===========        ===========      ========     ===========      ===========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD                Hartford
                                                              U.S. GOVERNMENT          Money Market
                                                                SECURITIES              HLS Fund,
                                                                HLS FUND(a)                Inc.
                                                              ---------------         --------------
OPERATIONS:
  Net investment income (loss)..............................     $  4,458               $   16,237
  Net realized gain (loss) on investments...................        1,970                       80
  Net unrealized appreciation (depreciation) of
    investments.............................................          877                       --
                                                                 --------               ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................        7,305                   16,317
                                                                 --------               ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (8,732)                 (15,112)
    Class IB................................................           --                   (1,205)
  From net realized gain on investments
    Class IA................................................           --                       --
    Class IB................................................           --                       --
                                                                 --------               ----------
    Total distributions.....................................       (8,732)                 (16,317)
                                                                 --------               ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       35,197                  185,592
    Class IB................................................        5,052                   45,453
                                                                 --------               ----------
  Net increase (decrease) from capital share transactions...       40,249                  231,045
                                                                 --------               ----------
  Net increase (decrease) in net assets.....................       38,822                  231,045
NET ASSETS:
  Beginning of period.......................................      174,333                2,019,649
                                                                 --------               ----------
  End of period.............................................     $213,155               $2,250,694
                                                                 ========               ==========
  Accumulated undistributed net investment income (loss)....     $  4,458               $       --
                                                                 ========               ==========

(a) Formerly Fortis U.S. Government Securities Series

The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD          HARTFORD
                                                                  GLOBAL       GLOBAL FINANCIAL
                                                              COMMUNICATIONS       SERVICES
                                                                 HLS FUND          HLS FUND
                                                              --------------   ----------------
OPERATIONS:
  Net investment income (loss)..............................     $    30           $   120
  Net realized gain (loss) on investments...................      (3,309)             (958)
  Net unrealized appreciation (depreciation) of
    investments.............................................        (440)              193
                                                                 -------           -------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (3,719)             (645)
                                                                 -------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         (43)              (62)
    Class IB................................................          (7)              (11)
  From net realized gain on investments
    Class IA................................................          --                --
    Class IB................................................          --                --
                                                                 -------           -------
    Total distributions.....................................         (50)              (73)
                                                                 -------           -------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................       2,046             5,837
    Class IB................................................       1,005             2,497
                                                                 -------           -------
  Net increase (decrease) from capital share transactions...       3,051             8,334
                                                                 -------           -------
  Net increase (decrease) in net assets.....................        (718)            7,616
NET ASSETS:
  Beginning of period.......................................       9,981**           9,992**
                                                                 -------           -------
  End of period.............................................     $ 9,263           $17,608
                                                                 =======           =======
  Accumulated undistributed net investment income (loss)....     $     8           $    35
                                                                 =======           =======

 * From inception April 30, 2001, to December 31, 2001
** These amounts represents seed money deposited in Hartford Global
   Communications HLS Fund and Hartford Global Financial Services HLS Fund on December 27, 2000.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                     HARTFORD
                      HARTFORD       HARTFORD        HARTFORD                      INTERNATIONAL
      HARTFORD         GLOBAL      INTERNATIONAL      SMALL          HARTFORD         CAPITAL
    GLOBAL HEALTH    TECHNOLOGY    SMALL COMPANY     COMPANY          MIDCAP       APPRECIATION
      HLS FUND        HLS FUND       HLS FUND*       HLS FUND     HLS FUND, INC.     HLS FUND*
    -------------   ------------   -------------   ------------   --------------   -------------
      $     66        $   (469)       $    25        $    129       $    2,009       $     18
         5,424         (54,777)           (84)       (175,575)         (89,252)          (943)
         3,141          28,022           (158)         27,855            3,427            843
      --------        --------        -------        --------       ----------       --------
         8,631         (27,224)          (217)       (147,591)         (83,816)           (82)
      --------        --------        -------        --------       ----------       --------
            --              --             (8)             --               --            (11)
            --              --             (1)             --               --             (4)
            --              --             --         (55,117)        (218,450)            --
            --              --             --          (3,553)         (13,029)            --
      --------        --------        -------        --------       ----------       --------
            --              --             (9)        (58,670)        (231,479)           (15)
      --------        --------        -------        --------       ----------       --------
        71,873          38,694          4,583          32,931          291,842         10,166
        24,528          12,700            784          28,101           81,370          4,975
      --------        --------        -------        --------       ----------       --------
        96,401          51,394          5,367          61,032          373,212         15,141
      --------        --------        -------        --------       ----------       --------
       105,032          24,170          5,141        (145,229)          57,917         15,044
       132,880          78,616             --         949,853        1,824,794             --
      --------        --------        -------        --------       ----------       --------
      $237,912        $102,786        $ 5,141        $804,624       $1,882,711       $ 15,044
      ========        ========        =======        ========       ==========       ========
      $     26        $     --        $    (1)       $     --       $    1,990       $     10
      ========        ========        =======        ========       ==========       ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 HARTFORD
                                                                 CAPITAL         HARTFORD
                                                               APPRECIATION    MIDCAP VALUE
                                                              HLS FUND, INC.    HLS FUND*
                                                              --------------   ------------
OPERATIONS:
  Net investment income (loss)..............................    $   53,224       $    136
  Net realized gain (loss) on investments...................      (288,833)          (674)
  Net unrealized appreciation (depreciation) of
    investments.............................................      (475,247)         7,903
                                                                ----------       --------
  Net increase (decrease) in net assets resulting from
    operations..............................................      (710,856)         7,365
                                                                ----------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................       (58,347)          (111)
    Class IB................................................        (2,187)           (19)
  From net realized gain on investments
    Class IA................................................    (2,589,918)            --
    Class IB................................................       (72,932)            --
                                                                ----------       --------
    Total distributions.....................................    (2,723,384)          (130)
                                                                ----------       --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     2,491,922         89,590
    Class IB................................................       352,203         23,668
                                                                ----------       --------
  Net increase (decrease) from capital share transactions...     2,844,125        113,258
                                                                ----------       --------
  Net increase (decrease) in net assets.....................      (590,115)       120,493
NET ASSETS:
  Beginning of period.......................................     9,717,956             --
                                                                ----------       --------
  End of period.............................................    $9,127,841       $120,493
                                                                ==========       ========
  Accumulated undistributed net investment income (loss)....    $    5,832       $     (1)
                                                                ==========       ========

* From inception April 30, 2001, to December 31, 2001.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                   HARTFORD         HARTFORD                        HARTFORD
    HARTFORD        GLOBAL       INTERNATIONAL       HARTFORD      GROWTH AND      HARTFORD
      FOCUS        LEADERS       OPPORTUNITIES        STOCK          INCOME         INDEX
    HLS FUND*      HLS FUND      HLS FUND, INC.   HLS FUND, INC.    HLS FUND    HLS FUND, INC.
    ---------   --------------   --------------   --------------   ----------   --------------
     $    65      $   3,839        $  12,269       $    68,757      $  2,257      $   19,333
         540       (124,086)        (213,046)         (285,529)      (33,876)         70,275
       1,471         15,458          (21,944)         (985,086)       (4,751)       (391,557)
     -------      ---------        ---------       -----------      --------      ----------
       2,076       (104,789)        (222,721)       (1,201,858)      (36,370)       (301,949)
     -------      ---------        ---------       -----------      --------      ----------
         (55)        (2,848)          (1,384)          (63,165)           --         (17,644)
         (11)          (225)             (67)           (1,835)           --            (356)
          --         (5,702)        (154,454)         (641,294)      (15,880)        (37,072)
          --           (469)          (3,867)          (15,953)       (1,363)           (573)
     -------      ---------        ---------       -----------      --------      ----------
         (66)        (9,244)        (159,772)         (722,247)      (17,243)        (55,645)
     -------      ---------        ---------       -----------      --------      ----------
      31,457         19,281           (9,160)          126,867        85,938         (57,388)
       8,304         30,383           10,573           177,261        35,484          34,127
     -------      ---------        ---------       -----------      --------      ----------
      39,761         49,664            1,413           304,128       121,422         (23,261)
     -------      ---------        ---------       -----------      --------      ----------
      41,771        (64,369)        (381,080)       (1,619,977)       67,809        (380,855)
          --        598,386        1,345,291         9,726,095       394,803       2,403,272
     -------      ---------        ---------       -----------      --------      ----------
     $41,771      $ 534,017        $ 964,211       $ 8,106,118      $462,612      $2,022,417
     =======      =========        =========       ===========      ========      ==========
     $    --      $     388        $   8,428       $     3,412      $  2,255      $    1,287
     =======      =========        =========       ===========      ========      ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2001
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD      HARTFORD
                                                               VALUE      DIVIDEND AND
                                                                HLS          GROWTH
                                                               FUND*     HLS FUND, INC.
                                                              --------   --------------
OPERATIONS:
  Net investment income (loss)..............................  $   146      $   53,102
  Net realized gain (loss) on investments...................       94         167,623
  Net unrealized appreciation (depreciation) of
    investments.............................................    1,256        (356,245)
                                                              -------      ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................    1,496        (135,520)
                                                              -------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (117)        (49,560)
    Class IB................................................      (29)         (2,179)
  From net realized gain on investments
    Class IA................................................     (144)       (201,137)
    Class IB................................................      (42)         (5,550)
                                                              -------      ----------
    Total distributions.....................................     (332)       (258,426)
                                                              -------      ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................   39,853         384,922
    Class IB................................................   11,694         128,373
                                                              -------      ----------
  Net increase (decrease) from capital share transactions...   51,547         513,295
                                                              -------      ----------
  Net increase (decrease) in net assets.....................   52,711         119,349
NET ASSETS:
  Beginning of period.......................................       --       3,225,272
                                                              -------      ----------
  End of period.............................................  $52,711      $3,344,621
                                                              =======      ==========
  Accumulated undistributed net investment income (loss)....  $    --      $    2,031
                                                              =======      ==========

 * From inception April 30, 2001, to December 31, 2001
** Formerly Hartford International Advisers HLS Fund, Inc.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

        HARTFORD                                                         HARTFORD         HARTFORD
         GLOBAL           HARTFORD       HARTFORD       HARTFORD         MORTGAGE          MONEY
        ADVISERS          ADVISERS      HIGH YIELD        BOND          SECURITIES         MARKET
    HLS FUND, INC.**   HLS FUND, INC.    HLS FUND    HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
    ----------------   --------------   ----------   --------------   --------------   --------------
        $  7,879        $   318,895      $ 11,712      $   79,861        $ 20,951        $   60,211
         (49,049)          (306,000)       (2,424)         51,546           7,088                21
          16,637           (657,976)       (8,691)        (23,608)         (2,561)               --
        --------        -----------      --------      ----------        --------        ----------
         (24,533)          (645,081)          597         107,799          25,478            60,232
        --------        -----------      --------      ----------        --------        ----------
          (2,429)          (352,611)          (71)        (59,005)        (19,519)          (57,052)
             (71)            (8,681)           --          (3,698)           (585)           (3,180)
         (20,636)          (617,329)           --              --              --                --
            (547)           (19,622)           --              --              --                --
        --------        -----------      --------      ----------        --------        ----------
         (23,683)          (998,243)          (71)        (62,703)        (20,104)          (60,232)
        --------        -----------      --------      ----------        --------        ----------
          (5,675)             5,781        60,484         473,934         108,462           625,245
           8,192            312,558        23,334         118,328          24,915           115,859
        --------        -----------      --------      ----------        --------        ----------
           2,517            318,339        83,818         592,262         133,377           741,104
        --------        -----------      --------      ----------        --------        ----------
         (45,699)        (1,324,985)       84,344         637,358         138,751           741,104
         389,448         13,682,754        68,601       1,064,594         311,973         1,278,545
        --------        -----------      --------      ----------        --------        ----------
        $343,749        $12,357,769      $152,945      $1,701,952        $450,724        $2,019,649
        ========        ===========      ========      ==========        ========        ==========
        $   (658)       $   218,556      $ 11,683      $   80,851        $ 20,951        $       --
        ========        ===========      ========      ==========        ========        ==========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Series Fund, Inc. (comprised of thirteen portfolios; they are Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Value HLS Fund and Hartford High Yield HLS Fund.) and Hartford HLS Series Fund II, Inc. (comprised of sixteen portfolios, four are included in these financial statements; they are Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund and Hartford U.S. Government Securities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund and Hartford Focus HLS Fund which are non-diversified.

     The Funds, which have different investment goals and policies, are described below.

    Hartford Global Communications HLS Fund                Seeks long-term capital appreciation by investing at
                                                           least 80% of its assets in the equity securities of
                                                           communications companies worldwide.
    Hartford Global Financial Services HLS Fund            Seeks long-term capital appreciation by investing at
                                                           least 80% of its assets in the equity securities of
                                                           financial services companies worldwide.
    Hartford Global Health HLS Fund                        Seeks long-term capital appreciation by investing at
                                                           least 80% of its assets in the equity securities of
                                                           health care companies worldwide.
    Hartford Global Technology HLS Fund                    Seeks long-term capital appreciation by investing at
                                                           least 80% of its assets in the equity securities of
                                                           technology companies worldwide.
    Hartford International Small Company HLS Fund          Seeks capital appreciation by investing at least 80% of
                                                           its assets in equity securities of foreign issuers,
                                                           including non-dollar securities, with market
                                                           capitalizations of under $8 billion.
    Hartford SmallCap Growth HLS Fund                      Seeks to maximize short and long-term capital
      (formerly Fortis Aggressive Growth Series)           appreciation by investing at least 80% of its assets in
                                                           equity securities of companies with market
                                                           capitalizations within the range of the Russell 2000
                                                           Index.
    Hartford Growth Opportunities HLS Fund                 Seeks short and long-term capital appreciation by
      (formerly Fortis Growth Stock Series)                investing primarily in a diversified portfolio of
                                                           common stocks covering a broad range of industries,
                                                           companies and market capitalizations that the fund's
                                                           sub-adviser, Wellington Management Company, LLP
                                                           ("Wellington"), believes have superior growth
                                                           potential.

--------------------------------------------------------------------------------

    Hartford Small Company HLS Fund, Inc.                  Seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation by investing at least 80% of its assets in common stocks of companies with market capitalizations within the range represented by the Russell
                                                           2000 Index.
    Hartford MidCap HLS Fund, Inc.                         Seeks long-term growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation by investing at least 80% of its assets in common stocks of companies with market capitalizations within the range represented by the
                                                           Standard & Poor's MidCap 400 Index.
    Hartford International Capital Appreciation HLS Fund   Seeks capital appreciation by investing at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities.
    Hartford Capital Appreciation HLS Fund, Inc.           Seeks growth of capital by investing primarily in stocks selected on the basis of potential for capital appreciation by investing at least 65% of its assets in common stocks of small, medium and large companies.
    Hartford Value Opportunities HLS Fund                  Seeks short and long-term capital appreciation by investing pri-
      (formerly Fortis Value Series)                       marily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund sub-adviser, Wellington, believes are undervalued and have the potential for appreciation.
    Hartford Growth HLS Fund                               Seeks long-term capital appreciation by investing at least 65% of its assets in equity securities of growth companies.
    Hartford MidCap Value HLS Fund                         Seeks long-term capital appreciation by investing at least 80% of its assets in companies with market capitalization equaling or exceeding $500 million but not exceeding the largest market capitalization of the Russell Mid-Cap Index.
    Hartford Focus HLS Fund                                Seeks long-term capital appreciation by investing primarily in equity securities of a relatively small number of large
                                                           capitalization companies.
    Hartford Global Leaders HLS Fund                       Seeks growth of capital by investing at least 65% of its assets in common stocks of high-quality growth companies worldwide.
    Hartford International Opportunities HLS Fund, Inc.    Seeks growth of capital by investing at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets.
    Hartford Stock HLS Fund, Inc.                          Seeks long-term growth of capital, with income as a secondary consideration, by investing at least 80% of its assets in the common stocks of high-quality companies.
    Hartford Growth and Income HLS Fund                    Seeks growth of capital and current income by investing primarily in stocks with earnings growth potential and steady or rising dividends.
    Hartford Index HLS Fund, Inc.                          Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the
                                                           Standard & Poor's 500 Composite Stock Price Index.
    Hartford Value HLS Fund                                Seeks long-term total return by investing at least 80% of its assets in equity securities of companies with market
                                                           capitalization above $3 billion.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

    Hartford Dividend and Growth HLS Fund, Inc.            Seeks a high level of current income consistent with growth of capital by investing primarily in stocks.
    Hartford Global Advisers HLS Fund, Inc.                Seeks maximum long-term total rate of return through a
      (formerly Hartford International Advisers HLS Fund,  diversified portfolio of securities covering a broad range of
      Inc.)                                                countries, industries and companies.
    Hartford Advisers HLS Fund, Inc.                       Seeks maximum long-term total return by investing in common stocks and other equity securities, debt securities and money market instruments.
    Hartford High Yield HLS Fund                           Seeks high current income by investing at least 80% and up to
                                                           100% of its assets in non-investment grade debt securities.
                                                           Growth of capital is a secondary objective.
    Hartford Bond HLS Fund, Inc.                           Seeks a high level of current income, consistent with a
                                                           competitive total return, as compared to bond funds with
                                                           similar investment objectives and policies, by investing
                                                           primarily in debt securities.
    Hartford Mortgage Securities HLS Fund, Inc.            Seeks maximum current income by investing primarily in mort-
                                                           gage-related securities, including securities issued by U.S.
                                                           Government agencies.
    Hartford U.S. Government Securities HLS Fund           Seeks to maximize total return by investing at least 80% of
      (formerly Fortis U.S. Government Securities Series)  its assets in securities issued by the U.S. Government or its agencies or instrumentalities.
    Hartford Money Market HLS Fund, Inc.                   Seeks maximum current income consistent with liquidity and preservation of capital.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation -- Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate

--------------------------------------------------------------------------------

         market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington have an interest in a $1,203,555 joint repurchase agreement dated 06/28/02 with State Street Bank, 1.884% due 07/01/02. This joint repurchase agreement is collateralized by $1,227,842 U.S. Treasury Bonds 5.25% - 12.00% due 08/15/2013 - 08/15/2029. The maturity amounts are as follows:

                                                                       MATURITY
        FUND                                                            AMOUNT
        ----                                                           --------
        Hartford Global Communications HLS Fund.....................   $    883
        Hartford Global Financial Services HLS Fund.................        815
        Hartford Global Health HLS Fund.............................      1,576
        Hartford Global Technology HLS Fund.........................      2,330
        Hartford International Small Company HLS Fund...............      1,320
        Hartford SmallCap Growth HLS Fund...........................     10,984
        Hartford Growth Opportunities HLS Fund......................      4,659
        Hartford Small Company HLS Fund, Inc. ......................     41,876
        Hartford International Capital Appreciation HLS Fund........      3,222
        Hartford Capital Appreciation HLS Fund, Inc. ...............     60,793
        Hartford Value Opportunities HLS Fund.......................      1,065
        Hartford Growth HLS Fund....................................        446
        Hartford MidCap Value HLS Fund..............................      9,493
        Hartford Focus HLS Fund.....................................      5,675
        Hartford Global Leaders HLS Fund............................     33,470
        Hartford International Opportunities HLS Fund, Inc. ........    120,350
        Hartford Stock HLS Fund, Inc. ..............................    223,661
        Hartford Growth and Income HLS Fund.........................      5,906
        Hartford Value HLS Fund.....................................      3,142
        Hartford Dividend and Growth HLS Fund, Inc. ................    116,363
        Hartford Global Advisers HLS Fund, Inc. ....................     20,005
        Hartford Advisers HLS Fund, Inc. ...........................    111,358

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) have an interest in a $405,658 joint repurchase agreement dated 06/28/02 with State Street Bank, 1.905% due 07/01/02. This joint repurchase agreement is collateralized by $305,706 U.S. Treasury Bonds 6.25% - 13.25% due 05/15/14 - 08/15/23, $50,008
         U.S. Treasury Notes 5.75% due 11/15/05 and $50,008 U.S. Treasury Bills 0.00% due 11/29/02. The maturity amounts are as follows:

                                                                       MATURITY
        FUND                                                            AMOUNT
        ----                                                           --------
        Hartford Index HLS Fund, Inc. ..............................   $  1,214
        Hartford High Yield HLS Fund................................     10,081
        Hartford Bond HLS Fund, Inc. ...............................     99,020
        Hartford Mortgage Securities HLS Fund, Inc. ................     56,523
        Hartford U.S. Government Securities HLS Fund................      7,658
        Hartford Money Market HLS Fund, Inc. .......................    175,951

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2002, there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are

--------------------------------------------------------------------------------

        required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows for the six months ended June 30, 2002:

                                                                              OPTION CONTRACTS ACTIVITY
                                                                                  DURING THE PERIOD
                                                                      -----------------------------------------
                                                                       HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                                                                      -----------------------------------------
                                                                       NUMBER OF      PREMIUM       REALIZED
        CALLS WRITTEN                                                  CONTRACTS      AMOUNTS      GAIN/(LOSS)
        -------------                                                 -----------    ---------    -------------
        Beginning of the period.....................................      1,200         $ 20           $--
        Written during the period...................................         71           24            --
        Expired during the period...................................         --           --            --
        Closed during the period....................................     (1,271)         (44)           20
        Exercised during the period.................................         --           --            --
                                                                         ------         ----           ---
        Balance at the end of the period............................         --         $ --           $20
                                                                         ======         ====           ===

                                                                       HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                                                                      -----------------------------------------
                                                                       NUMBER OF      PREMIUM       REALIZED
        CALLS PURCHASED                                                CONTRACTS      AMOUNTS      GAIN/(LOSS)
        ---------------                                               -----------    ---------    -------------
        Beginning of the period.....................................         --        $  --           $ --
        Written during the period...................................     17,426          270             --
        Expired during the period...................................         --           --             --
        Closed during the period....................................     10,068         (145)           200
        Exercised during the period.................................         --           --             --
                                                                         ------        -----           ----
        Balance at the end of the period............................      7,358        $ 125           $200
                                                                         ======        =====           ====

                                                                       HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                                                                      -----------------------------------------
                                                                       NUMBER OF      PREMIUM       REALIZED
        PUTS WRITTEN                                                   CONTRACTS      AMOUNTS      GAIN/(LOSS)
        ------------                                                  -----------    ---------    -------------
        Beginning of the period.....................................      7,080         $ 38           $--
        Written during the period...................................         --           --            --
        Expired during the period...................................         --           --            --
        Closed during the period....................................     (7,080)         (38)           31
        Exercised during the period.................................         --           --            --
                                                                         ------         ----           ---
        Balance at the end of the period............................         --         $ --           $31
                                                                         ======         ====           ===

                                                                       HARTFORD GLOBAL ADVISERS HLS FUND, INC.
                                                                      -----------------------------------------
                                                                       NUMBER OF      PREMIUM       REALIZED
        PUTS PURCHASED                                                 CONTRACTS      AMOUNTS      GAIN/(LOSS)
        --------------                                                -----------    ---------    -------------
        Beginning of the period.....................................      1,200         $ 20           $--
        Written during the period...................................    807,171          125            --
        Expired during the period...................................         --           --            --
        Closed during the period....................................     (7,276)         (83)           43
        Exercised during the period.................................         --           --            --
                                                                        -------         ----           ---
        Balance at the end of the period............................    801,095         $ 62           $43
                                                                        =======         ====           ===

     g) Forward Foreign Currency Contracts -- As of June 30, 2002, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford International Small Company HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Global Leaders HLS Fund, Hartford Global Advisers HLS

--------------------------------------------------------------------------------

        Fund, Inc. had entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Money Market HLS Fund, Inc., may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2002, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Global Communications HLS Fund.....................       $    1,606         $    1,774
        Hartford Global Financial Services HLS Fund.................            5,520              5,753
        Hartford Global Health HLS Fund.............................           23,492             25,002
        Hartford Global Technology HLS Fund.........................              874              1,084
        Hartford International Small Company HLS Fund...............            2,077              2,193
        Hartford Growth Opportunities HLS Fund......................           21,073             22,143
        Hartford Small Company HLS Fund, Inc. ......................           28,935             31,913
        Hartford MidCap HLS Fund, Inc. .............................          177,437            185,714
        Hartford International Capital Appreciation HLS Fund........            3,804              3,974
        Hartford Capital Appreciation HLS Fund, Inc. ...............          479,357            517,411
        Hartford MidCap Value HLS Fund..............................           31,599             34,349
        Hartford Global Leaders HLS Fund............................           99,859            104,980
        Hartford International Opportunities HLS Fund, Inc. ........          180,939            190,147
        Hartford Stock HLS Fund, Inc. ..............................           47,821             49,290
        Hartford Index HLS Fund, Inc. ..............................            6,973              7,392
        Hartford Dividend and Growth HLS Fund, Inc. ................           31,255             36,913
        Hartford Global Advisers HLS Fund, Inc. ....................           25,553             26,893
        Hartford Advisers HLS Fund, Inc. ...........................        1,533,090          1,566,564
        Hartford High Yield HLS Fund................................           32,323             33,158
        Hartford Bond HLS Fund, Inc. ...............................          300,919            307,139
        Hartford U.S. Gov't Securities HLS Fund.....................           32,126             32,909

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

       requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2002, the Funds held the following illiquid securities:

                                                                                                       PERCENTAGE
                                                                  ACQUISITION   ACQUISITION   MARKET   OF FUND'S
        FUND                                   SECURITY              DATE          COST       VALUE    NET ASSETS
        ----                           ------------------------   -----------   -----------   ------   ----------
        Hartford MidCap Value HLS
          Fund.......................  McLeodUSA, Inc., Class A     Various       $  832        $0        0.0%
        Hartford Value Opportunities
          HLS Fund...................  McLeodUSA, Inc., Class A     Various       $6,600        $0        0.0%

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

--------------------------------------------------------------------------------

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                         HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
All assets.........................................................      0.200%

                  HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
                    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
All assets.........................................................      0.250%

                         HARTFORD STOCK HLS FUND, INC.
                        AND HARTFORD BOND HLS FUND, INC.

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $250 million..............................................      0.325%
On next $250 million...............................................      0.300
On next $500 million...............................................      0.275
Over $1 billion....................................................      0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $50 million...............................................      0.500%
Over $50 million...................................................      0.450

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                        HARTFORD MIDCAP HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
                       HARTFORD GLOBAL LEADERS HLS FUND,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                      HARTFORD GROWTH AND INCOME HLS FUND,
                  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
                    HARTFORD GLOBAL ADVISERS HLS FUND, INC.,
                        HARTFORD ADVISERS HLS FUND, INC.
                        AND HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $250 million..............................................      0.575%
On next $250 million...............................................      0.525
On next $500 million...............................................      0.475
Over $1 billion....................................................      0.425

                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND,
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND,
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
                 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND,
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                          AND HARTFORD FOCUS HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $250 million..............................................      0.650%
On next $250 million...............................................      0.600
Over $500 million..................................................      0.550

                           HARTFORD GROWTH HLS FUND,
                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $250 million..............................................      0.625%
On next $250 million...............................................      0.575
On next $500 million...............................................      0.525
Over $1 billion....................................................      0.475

                       HARTFORD SMALLCAP GROWTH HLS FUND,
                   HARTFORD GROWTH OPPORTUNITIES HLS FUND AND
                     HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.700%
Over $100 million..................................................      0.600

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford Value Opportunities

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         HLS Fund, Hartford Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund, Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc.

         Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Index HLS Fund, Inc., Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford U.S. Government Securities HLS Fund and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

         Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the following Funds; Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Technology HLS Fund, Hartford International Small Company HLS Fund, Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford International Capital Appreciation HLS Fund, Hartford Capital Appreciation HLS Fund, Inc., Hartford Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Focus HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Growth and Income HLS Fund., Hartford Index HLS Fund, Inc., Hartford Value HLS Fund, Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc, Hartford High Yield HLS Fund, Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., and Hartford Money Market HLS Fund, Inc., HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Board of Directors waived 0.07% of this fee until April 30, 2002. Beginning May 1, 2002 the full 0.25% was charged. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

--------------------------------------------------------------------------------

4.   AFFILIATE HOLDINGS:

     As of June 30, 2002, HL Advisors, LLC held direct interests in shares as follows:

                                                                             PERCENT OF                PERCENT OF
        FUND                                                     CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        ----                                                     --------   ------------   --------   ------------
        Hartford Global Communications HLS Fund................   9,000        61.02%       1,000        23.53%
        Hartford Global Financial Services HLS Fund............   9,000        48.17%       1,000        17.44%
        Hartford Global Health HLS Fund........................    @@--           --         @@--           --
        Hartford International Small Company HLS Fund..........   2,700        15.40%         300         7.77%
        Hartford Small Cap Growth HLS Fund.....................      --           --            1         2.61%
        Hartford Growth Opportunities HLS Fund.................      --           --         @@--         3.77%
        Hartford International Capital Appreciation HLS Fund...   2,700        12.02%         300         2.68%
        Hartford Value Opportunities HLS Fund..................      --           --            1         5.14%
        Hartford Growth HLS Fund...............................     400        79.23%          50        55.73%
        Hartford MidCap Value HLS Fund.........................   2,700         1.03%         300         0.44%
        Hartford Focus HLS Fund................................   2,700         6.34%         300         1.80%
        Hartford Value HLS Fund................................   2,700         3.39%         300         1.19%
        Hartford U.S. Gov't Securities HLS Fund................      --           --            1         0.20%

     @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Global Communications HLS Fund.....................  $    5,992   $    4,114
        Hartford Global Financial Services HLS Fund.................      11,025        5,911
        Hartford Global Health HLS Fund.............................     104,695       56,953
        Hartford Global Technology HLS Fund.........................      82,875       71,185
        Hartford International Small Company HLS Fund...............      22,651        7,939
        Hartford SmallCap Growth HLS Fund...........................     126,774      132,104
        Hartford Growth Opportunities HLS Fund......................     587,015      605,408
        Hartford Small Company HLS Fund, Inc. ......................     859,593      833,629
        Hartford MidCap HLS Fund, Inc. .............................     782,638      736,555
        Hartford International Capital Appreciation HLS Fund........      38,303       26,784
        Hartford Capital Appreciation HLS Fund, Inc. ...............   3,821,966    3,435,755
        Hartford Value Opportunities HLS Fund.......................      39,567       42,200
        Hartford Growth HLS Fund....................................       6,372          724
        Hartford MidCap Value HLS Fund..............................     262,997       48,652
        Hartford Focus HLS Fund.....................................      67,322       49,320
        Hartford Global Leaders HLS Fund............................   1,125,009      884,759
        Hartford International Opportunities HLS Fund, Inc. ........     796,130      866,201
        Hartford Stock HLS Fund, Inc. ..............................   1,533,024    1,884,623
        Hartford Growth and Income HLS Fund.........................     461,444      235,295
        Hartford Index HLS Fund, Inc. ..............................     353,053       83,173
        Hartford Value HLS Fund.....................................      60,548       10,639
        Hartford Dividend and Growth HLS Fund, Inc. ................     906,224      655,095
        Hartford Global Advisers HLS Fund, Inc. ....................     460,635      453,365
        Hartford Advisers HLS Fund, Inc. ...........................   3,461,631    3,018,978
        Hartford High Yield HLS Fund................................     152,076       60,079
        Hartford Bond HLS Fund, Inc. ...............................   1,525,650    1,186,740
        Hartford Mortgage Securities HLS Fund, Inc. ................     705,165      540,535
        Hartford U.S. Government Securities HLS Fund................     158,604      109,914

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis

--------------------------------------------------------------------------------

     which is considered to be more informative to the shareholder. As of December 31, 2001, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                        ACCUMULATED
                                                                       ACCUMULATED     UNDISTRIBUTED
                                                                      UNDISTRIBUTED     NET REALIZED
                                                                      NET INVESTMENT   GAIN (LOSS) ON   CAPITAL
        FUND                                                          INCOME (LOSS)     INVESTMENTS     SURPLUS
        ----                                                          --------------   --------------   -------
        Hartford Global Communications HLS Fund.....................          22              (20)         (2)
        Hartford Global Financial Services HLS Fund.................         (18)              19          (1)
        Hartford Global Health HLS Fund.............................         (36)              36          --
        Hartford Global Technology HLS Fund.........................         469              (12)       (457)
        Hartford International Small Company HLS Fund...............         (17)              18          (1)
        Hartford Small Company HLS Fund, Inc........................        (129)             434        (305)
        Hartford MidCap Fund HLS Fund, Inc. ........................         (20)              18           2
        Hartford International Capital Appreciation HLS Fund........           7               (8)          1
        Hartford Capital Appreciation HLS Fund, Inc. ...............      12,877          (12,872)         (5)
        Hartford MidCap Value HLS Fund..............................          (7)              29         (22)
        Hartford Focus HLS Fund.....................................           1               --          (1)
        Hartford Global Leaders HLS Fund............................        (182)             179           3
        Hartford International Opportunities HLS Fund, Inc. ........      (3,170)           3,176          (6)
        Hartford Stock HLS Fund, Inc. ..............................        (346)             346          --
        Hartford Growth and Income HLS Fund, Inc. ..................          (2)              --           2
        Hartford Index HLS Fund, Inc. ..............................         (42)               9          33
        Hartford Dividend and Growth HLS Fund, Inc. ................      (1,064)           1,075         (11)
        Hartford Global Advisers HLS Fund, Inc. ....................      (3,147)           3,071          76
        Hartford Advisers HLS Fund, Inc. ...........................        (339)             338           1
        Hartford High Yield HLS Fund................................         (37)              38          (1)
        Hartford Bond HLS Fund, Inc.................................       1,677           (1,674)         (3)
        Hartford Mortgage Securities HLS Fund, Inc..................          (1)               1          --

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

7.   CAPITAL LOSS CARRY FORWARD:

     For federal income tax purposes, the following funds had capital loss carryovers at, December 31, 2001, which, if not offset by subsequent capital gains, will expire in 2002 through 2009.

        FUND                                                              AMOUNT
        ----                                                           -------------
        Hartford Global Communications HLS Fund.....................     $  2,525
        Hartford Global Financial Services HLS Fund.................          608
        Hartford Global Technology HLS Fund.........................       42,772
        Hartford Small Company HLS Fund, Inc. ......................      249,531
        Hartford MidCap HLS Fund, Inc. .............................      103,468
        Hartford International Capital Appreciation HLS Fund........          821
        Hartford Capital Appreciation HLS Fund......................      256,284
        Hartford MidCap Value HLS Fund..............................          248
        Hartford Global Leaders HLS Fund............................      158,795
        Hartford International Opportunities HLS Fund, Inc. ........      211,155
        Hartford Stock HLS Fund, Inc. ..............................      287,370
        Hartford Growth and Income HLS Fund.........................       39,950
        Hartford Global Advisers HLS Fund, Inc. ....................       50,979
        Hartford Advisers HLS Fund, Inc. ...........................      280,994
        Hartford High Yield HLS Fund................................        4,102
        Hartford Mortgage Securities HLS Fund, Inc. ................        8,186

     For the fiscal year ended December 31, 2001, the following Funds have elected to defer losses occurring between November 1, 2001 and December 31, 2001 as follows:

                                                                         CAPITAL        CURRENCY
        FUND                                                          LOSS DEFERRED   LOSS DEFERRED
        ----                                                          -------------   -------------
        Hartford Global Communications HLS Fund.....................     $   397           $--
        Hartford Global Financial Services HLS Fund.................         210            --
        Hartford Global Technology HLS Fund.........................       8,561            --
        Hartford International Small Company HLS Fund...............           1          @@--
        Hartford Small Company HLS Fund, Inc. ......................          --          @@--
        Hartford MidCap HLS Fund, Inc. .............................      12,049            --
        Hartford International Opportunities HLS Fund, Inc. ........      24,244            --
        Hartford Value HLS Fund.....................................           2            --
        Hartford Advisers HLS Fund, Inc. ...........................      23,237            --
        Hartford High Yield HLS Fund................................         294            11
        Hartford Bond HLS Fund, Inc. ...............................          --            95
        Hartford Mortgage Securities HLS Fund, Inc. ................          36            --

     @@ Due to the presentation of the financial statement in thousands, the currency loss deferred rounds to zero. Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

--------------------------------------------------------------------------------

8.   DISTRIBUTIONS TO SHAREHOLDERS:

     The tax character of distributions paid during 2001 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Communications HLS Fund.....................  $     50    $       --        $--
        Hartford Global Financial Services HLS Fund.................        73            --        --
        Hartford International Small Company HLS Fund...............         9            --        --
        Hartford Small Company HLS Fund, Inc........................     9,067        49,603        --
        Hartford MidCap Fund HLS Fund, Inc. ........................   192,583        38,896        --
        Hartford International Capital Appreciation HLS Fund........        15            --        --
        Hartford Capital Appreciation HLS Fund, Inc. ...............   732,016     1,991,368        --
        Hartford MidCap Value HLS Fund..............................       130            --        --
        Hartford Focus HLS Fund.....................................        66            --        --
        Hartford Global Leaders HLS Fund............................     6,484         2,760        --
        Hartford International Opportunities HLS Fund, Inc. ........    38,342       121,430        --
        Hartford Stock HLS Fund, Inc. ..............................   224,556       497,691        --
        Hartford Growth and Income HLS Fund.........................    12,840         4,403        --
        Hartford Index HLS Fund, Inc. ..............................    18,000        37,645        --
        Hartford Value HLS Fund.....................................       332            --        --
        Hartford Dividend and Growth HLS Fund, Inc. ................    53,756       204,670        --
        Hartford Global Advisers HLS Fund, Inc. ....................     7,343        16,340        --
        Hartford Advisers HLS Fund, Inc. ...........................   567,094       431,149        --
        Hartford High Yield HLS Fund................................        71            --        --
        Hartford Bond HLS Fund, Inc. ...............................    62,703            --        --
        Hartford Mortgage Securities HLS Fund, Inc. ................    20,104            --        --
        Hartford Money Market HLS Fund, Inc. .......................    60,232            --        --

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     As of December 31, 2001, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Global Communications HLS Fund...................    $      5        $     --        $     (869)
        Hartford Global Financial Services HLS Fund...............          37              --                56
        Hartford Global Health HLS Fund...........................       3,890           2,110            19,186
        Hartford Global Technology HLS Fund.......................          --              --           (13,685)
        Hartford International Small Company HLS Fund.............          53              --              (277)
        Hartford Small Company HLS Fund, Inc. ....................          --              --            65,858
        Hartford MidCap HLS Fund, Inc. ...........................       1,990              --           116,501
        Hartford International Capital Appreciation HLS Fund......          10              --               713
        Hartford Capital Appreciation HLS Fund, Inc. .............       5,846              --           (32,815)
        Hartford MidCap Value HLS Fund............................          --              --             7,505
        Hartford Focus HLS Fund...................................         548              --             1,463
        Hartford Global Leaders HLS Fund..........................         399              --            26,521
        Hartford International Opportunities HLS Fund, Inc. ......       8,467              --           (39,912)
        Hartford Stock HLS Fund, Inc. ............................       3,412              --           499,054
        Hartford Growth and Income HLS Fund.......................       2,255              --           (21,084)
        Hartford Index HLS Fund, Inc. ............................       1,349          73,521           280,808
        Hartford Value HLS Fund...................................        @@--              --             1,166
        Hartford Dividend and Growth HLS Fund, Inc. ..............       2,031         167,933           110,169
        Hartford Global Advisers HLS Fund, Inc. ..................         146             206             9,836
        Hartford Advisers HLS Fund, Inc. .........................     218,556              --         1,021,886
        Hartford High Yield HLS Fund..............................      11,693              --           (12,622)
        Hartford Bond HLS Fund, Inc. .............................      95,011           9,630              (904)
        Hartford Mortgage Securities HLS Fund, Inc. ..............      20,951              --             4,017
        Hartford Money Market HLS Fund, Inc. .....................       3,020              --                --

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

     @@ Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the six months ended June 30, 2002:

                                             HARTFORD GLOBAL            HARTFORD GLOBAL
                                              COMMUNICATIONS           FINANCIAL SERVICES       HARTFORD GLOBAL HEALTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       4,419   $     2,274        6,720   $     6,164       36,476   $    52,815
        Shares issued on reinvestment
          of distributions.............           7             3           17            15        4,018         4,918
        Shares redeemed................      (1,729)         (843)      (3,218)       (2,966)     (18,537)      (25,963)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       2,697   $     1,434        3,519   $     3,213       21,957   $    31,770
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                             HARTFORD GLOBAL         HARTFORD INTERNATIONAL    HARTFORD SMALLCAP GROWTH
                                           TECHNOLOGY HLS FUND       SMALL COMPANY HLS FUND            HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     159,275   $    70,640       15,493   $    15,496          987   $    13,409
        Shares issued on reinvestment
          of distributions.............          --            --           37            37           --            --
        Shares redeemed................    (146,222)      (62,872)      (2,655)       (2,605)      (1,716)      (24,839)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      13,053   $     7,768       12,875   $    12,928         (729)  $   (11,430)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD GROWTH
                                              OPPORTUNITIES          HARTFORD SMALL COMPANY        HARTFORD MIDCAP
                                                 HLS FUND                HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         369   $     7,724      192,613   $   253,338      136,223   $   287,150
        Shares issued on reinvestment
          of distributions.............          --            --           --            --          984         1,990
        Shares redeemed................      (2,202)      (46,605)    (169,625)     (220,812)    (138,424)     (291,594)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (1,833)  $   (38,881)  $   22,988   $    32,526       (1,217)  $    (2,454)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL        HARTFORD CAPITAL            HARTFORD VALUE
                                           CAPITAL APPRECIATION           APPRECIATION              OPPORTUNITIES
                                                 HLS FUND                HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      12,783   $    11,006      101,950   $   391,122          552   $     7,618
        Shares issued on reinvestment
          of distributions.............           7             6        1,657         5,543          218         3,217
        Shares redeemed................      (1,923)       (1,621)    (143,483)     (531,640)        (819)      (11,235)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      10,867   $     9,391      (39,876)  $  (134,975)         (49)  $      (400)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD GROWTH         HARTFORD MIDCAP VALUE          HARTFORD FOCUS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         506   $     5,007      240,776   $   254,583       14,757   $    14,553
        Shares issued on reinvestment
          of distributions.............          --            --           --            --          451           369
        Shares redeemed................          (1)           (9)     (74,180)      (79,041)      (4,381)       (4,085)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         505   $     4,998      166,596   $   175,542       10,827   $    10,837
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                     HARTFORD INTERNATIONAL
                                         HARTFORD GLOBAL LEADERS         OPPORTUNITIES              HARTFORD STOCK
                                                 HLS FUND                HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     361,742   $   503,663    1,488,834   $ 1,386,110       48,707   $   219,246
        Shares issued on reinvestment
          of distributions.............         291           379        9,256         8,285          833         3,289
        Shares redeemed................    (186,675)     (261,523)  (1,561,108)   (1,462,372)    (119,979)     (527,202)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     175,358   $   242,519      (63,018)  $   (67,977)     (70,439)  $  (304,667)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                           HARTFORD GROWTH AND           HARTFORD INDEX             HARTFORD VALUE
                                             INCOME HLS FUND             HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     254,995   $   278,021      134,445   $   405,807       41,712   $    40,336
        Shares issued on reinvestment
          of distributions.............       2,171         2,112       27,436        72,829           --            --
        Shares redeemed................     (65,755)      (72,404)     (61,223)     (183,511)      (3,153)       (2,992)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     191,411   $   207,729      100,658   $   295,125       38,553   $    37,344
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD DIVIDEND AND         HARTFORD GLOBAL           HARTFORD ADVISERS
                                          GROWTH HLS FUND, INC.     ADVISERS HLS FUND, INC.         HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     218,415   $   414,881       30,426   $    30,254      333,094   $   748,948
        Shares issued on reinvestment
          of distributions.............      93,163       158,488          358           344      100,364       207,678
        Shares redeemed................    (127,186)     (239,914)     (44,023)      (43,699)    (282,639)     (632,005)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     184,392   $   333,455      (13,239)  $   (13,101)     150,819   $   324,621
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                           HARTFORD HIGH YIELD           HARTFORD BOND             HARTFORD MORTGAGE
                                                 HLS FUND                HLS FUND, INC.        SECURITIES HLS FUND, INC.
                                         ------------------------   ------------------------   --------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                                         ----------   -----------   ----------   -----------   -----------   ------------
        CLASS IA
        Shares sold....................     176,159   $   166,556      371,058   $   430,239      129,937    $   152,910
        Shares issued on reinvestment
          of distributions.............      11,823         9,980       83,422        92,931       16,459         18,984
        Shares redeemed................    (102,171)      (96,626)    (209,607)     (241,583)     (78,501)       (91,910)
                                         ----------   -----------   ----------   -----------   ----------    -----------
        Net Increase (Decrease)........      85,811   $    79,910      244,873   $   281,587       67,895    $    79,984
                                         ==========   ===========   ==========   ===========   ==========    ===========

--------------------------------------------------------------------------------

                                                 HARTFORD
                                             U.S. GOVERNMENT         HARTFORD MONEY MARKET
                                           SECURITIES HLS FUND           HLS FUND, INC.
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       4,743   $    50,587    3,321,959   $ 3,321,959
        Shares issued on reinvestment
          of distributions.............         840         8,732       15,044        15,044
        Shares redeemed................      (2,269)      (24,122)  (3,151,411)   (3,151,411)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       3,314   $    35,197      185,592   $   185,592
                                         ==========   ===========   ==========   ===========

                                             HARTFORD GLOBAL            HARTFORD GLOBAL
                                              COMMUNICATIONS           FINANCIAL SERVICES       HARTFORD GLOBAL HEALTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       2,128   $     1,067        2,492   $     2,288       11,526   $    16,311
        Shares issued on reinvestment
          of distributions.............           3             1            8             7          887         1,082
        Shares redeemed................        (367)         (189)        (389)         (357)      (1,418)       (1,933)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,764   $       879        2,111   $     1,938       10,995   $    15,460
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD GLOBAL         HARTFORD INTERNATIONAL    HARTFORD SMALLCAP GROWTH
                                           TECHNOLOGY HLS FUND       SMALL COMPANY HLS FUND            HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      10,594   $     4,609        3,648   $     3,640           33   $       488
        Shares issued on reinvestment
          of distributions.............          --            --            9             9           --            --
        Shares redeemed................      (3,596)       (1,448)        (614)         (610)          (9)         (129)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       6,998   $     3,161        3,043   $     3,039           24   $       359
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD GROWTH
                                              OPPORTUNITIES          HARTFORD SMALL COMPANY        HARTFORD MIDCAP
                                                 HLS FUND                HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................          13   $       256       17,487   $    22,358          508   $     1,057
        Shares issued on reinvestment
          of distributions.............          --            --           --            --           --            --
        Shares redeemed................          --            --       (3,161)       (3,914)      (2,914)       (6,114)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........          13   $       256       14,326   $    18,444       (2,406)  $    (5,057)
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                          HARTFORD INTERNATIONAL        HARTFORD CAPITAL            HARTFORD VALUE
                                           CAPITAL APPRECIATION           APPRECIATION              OPPORTUNITIES
                                                 HLS FUND                HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       6,427   $     5,518       44,406   $   167,923           15   $       207
        Shares issued on reinvestment
          of distributions.............           4             3           91           303           --            --
        Shares redeemed................      (1,157)         (990)      (7,116)      (25,816)          (1)          (18)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       5,274   $     4,531       37,381   $   142,410           14   $       189
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD GROWTH         HARTFORD MIDCAP VALUE          HARTFORD FOCUS
                                                 HLS FUND                HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................          90   $       871       44,367   $    46,146        9,134   $     8,835
        Shares issued on reinvestment
          of distributions.............          --            --           --            --          185           151
        Shares redeemed................          --            --       (1,455)       (1,496)      (1,129)       (1,044)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........          90   $       871       42,912   $    44,650        8,190   $     7,942
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                                     HARTFORD INTERNATIONAL
                                         HARTFORD GLOBAL LEADERS         OPPORTUNITIES              HARTFORD STOCK
                                                 HLS FUND                HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       7,635   $    10,634       74,419   $    68,775       15,434   $    69,387
        Shares issued on reinvestment
          of distributions.............          15            20          204           182           31           123
        Shares redeemed................      (2,170)       (2,985)     (71,600)      (66,261)      (2,688)      (11,635)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       5,480   $     7,669        3,023   $     2,696       12,777   $    57,875
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                           HARTFORD GROWTH AND           HARTFORD INDEX
                                             INCOME HLS FUND             HLS FUND, INC.        HARTFORD VALUE HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      13,977   $    15,422        6,221   $    19,029       14,342   $    13,803
        Shares issued on reinvestment
          of distributions.............         148           143          771         2,040           --            --
        Shares redeemed................      (2,379)       (2,552)      (1,120)       (3,275)      (1,168)       (1,103)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      11,746   $    13,013        5,872   $    17,794       13,174   $    12,700
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                          HARTFORD DIVIDEND AND     HARTFORD GLOBAL ADVISERS      HARTFORD ADVISERS
                                          GROWTH HLS FUND, INC.          HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      51,128   $    96,963        3,494   $     3,467       67,560   $   154,776
        Shares issued on reinvestment
          of distributions.............       6,757        11,475            9             9        5,221        10,878
        Shares redeemed................      (2,613)       (4,867)      (1,472)       (1,468)      (8,470)      (18,890)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      55,272   $   103,571        2,031   $     2,008       64,311   $   146,764
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                                                                  HARTFORD MORTGAGE
                                           HARTFORD HIGH YIELD           HARTFORD BOND                SECURITIES
                                                 HLS FUND                HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      23,623   $    22,094       70,537   $    81,396       23,674   $    27,775
        Shares issued on reinvestment
          of distributions.............       2,038         1,713       10,543        11,710        1,714         1,967
        Shares redeemed................     (15,150)      (14,267)      (8,553)       (9,841)      (2,104)       (2,468)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      10,511   $     9,540       72,527   $    83,265       23,284   $    27,274
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD
                                             U.S. GOVERNMENT         HARTFORD MONEY MARKET
                                           SECURITIES HLS FUND           HLS FUND, INC.
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................         477   $     5,084      153,775   $   153,775
        Shares issued on reinvestment
          of distributions.............          --            --        1,207         1,207
        Shares redeemed................          (3)          (32)    (109,529)     (109,529)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         474   $     5,052       45,453   $    45,453
                                         ==========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2001:

                                             HARTFORD GLOBAL            HARTFORD GLOBAL
                                              COMMUNICATIONS           FINANCIAL SERVICES       HARTFORD GLOBAL HEALTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       4,471   $     3,033        6,887   $     6,498       81,617   $   112,236
        Shares issued on reinvestment
          of distributions.............          17            11           27            25           --            --
        Shares redeemed................      (1,436)         (998)        (748)         (686)     (29,923)      (40,363)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       3,052   $     2,046        6,166   $     5,837       51,694   $    71,873
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                             HARTFORD GLOBAL         HARTFORD INTERNATIONAL    HARTFORD SMALLCAP GROWTH
                                           TECHNOLOGY HLS FUND       SMALL COMPANY HLS FUND            HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     231,789   $   125,210        6,762   $     6,661        1,868   $    34,172
        Shares issued on reinvestment
          of distributions.............          --            --            3             3        2,218        34,647
        Shares redeemed................    (168,634)      (86,516)      (2,105)       (2,081)      (2,382)      (42,543)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      63,155   $    38,694        4,660   $     4,583        1,704   $    26,276
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD GROWTH
                                              OPPORTUNITIES          HARTFORD SMALL COMPANY        HARTFORD MIDCAP
                                                 HLS FUND                HLS FUND, INC.             HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         781   $    22,152      526,268   $   736,068      341,294   $   758,061
        Shares issued on reinvestment
          of distributions.............       9,535       218,095       41,341        55,117      106,035       218,450
        Shares redeemed................      (3,139)      (88,292)    (546,865)     (758,254)    (323,058)     (684,669)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       7,177   $   151,955       20,744   $    32,931      124,271   $   291,842
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL        HARTFORD CAPITAL            HARTFORD VALUE
                                           CAPITAL APPRECIATION           APPRECIATION              OPPORTUNITIES
                                                 HLS FUND                HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      23,710   $    20,261      215,404   $ 1,054,902        2,114   $    35,196
        Shares issued on reinvestment
          of distributions.............          10             8      623,445     2,648,265        1,079        16,361
        Shares redeemed................     (12,119)      (10,103)    (258,283)   (1,211,245)        (811)      (12,469)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      11,601   $    10,166      580,566   $ 2,491,922        2,382   $    39,088
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD MIDCAP
                                                  VALUE                  HARTFORD FOCUS        HARTFORD GLOBAL LEADERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     105,060   $    98,613       33,553   $    33,160      296,824   $   433,293
        Shares issued on reinvestment
          of distributions.............         108           108           48            51        5,746         8,550
        Shares redeemed................      (9,359)       (9,131)      (1,829)       (1,754)    (292,111)     (422,562)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      95,809   $    89,590       31,772   $    31,457       10,459   $    19,281
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                          HARTFORD INTERNATIONAL
                                              OPPORTUNITIES              HARTFORD STOCK          HARTFORD GROWTH AND
                                              HLS FUND, INC.             HLS FUND, INC.         INCOME HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................   4,445,906   $ 4,865,092       90,735   $   467,794      239,372   $   263,472
        Shares issued on reinvestment
          of distributions.............     156,280       155,838      141,837       704,459       12,954        15,880
        Shares redeemed................  (4,586,859)   (5,030,090)    (209,043)   (1,045,386)    (183,929)     (218,305)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      15,327   $    (9,160)      23,529   $   126,867       68,937   $    85,938
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                              HARTFORD INDEX             HARTFORD VALUE         HARTFORD DIVIDEND AND
                                              HLS FUND, INC.                HLS FUND            GROWTH HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      78,117   $   263,472       41,384   $    40,212      379,363   $   756,321
        Shares issued on reinvestment
          of distributions.............      16,484        54,716          243           243      129,503       250,697
        Shares redeemed................    (114,232)     (375,576)        (624)         (602)    (313,532)     (622,096)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (19,631)  $   (57,388)      41,003   $    39,853      195,334   $   384,922
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                         HARTFORD GLOBAL ADVISERS      HARTFORD ADVISERS         HARTFORD HIGH YIELD
                                              HLS FUND, INC.             HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     116,092   $   123,857      219,268   $   540,178      230,682   $   223,218
        Shares issued on reinvestment
          of distributions.............      22,582        23,065      407,221       969,940           75            71
        Shares redeemed................    (143,910)     (152,597)    (615,450)   (1,504,337)    (169,341)     (162,805)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (5,236)  $    (5,675)      11,039   $     5,781       61,416   $    60,484
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                                                                      HARTFORD U.S.
                                              HARTFORD BOND             HARTFORD MORTGAGE         GOVERNMENT SECURITIES
                                              HLS FUND, INC.        SECURITIES HLS FUND, INC.            HLS FUND
                                         ------------------------   --------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold....................     595,757   $   676,049      180,325    $   207,351         3,912   $    42,315
        Shares issued on reinvestment
          of distributions.............      53,709        59,005       17,510         19,519           782         8,249
        Shares redeemed................    (229,577)     (261,120)    (103,076)      (118,408)       (1,891)      (20,342)
                                         ----------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease)........     419,889   $   473,934       94,759    $   108,462         2,803   $    30,222
                                         ==========   ===========   ==========    ===========    ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                          HARTFORD MONEY MARKET
                                              HLS FUND, INC
                                         ------------------------
                                           SHARES       AMOUNT
                                         ----------   -----------
        CLASS IA
        Shares sold....................  10,370,478   $10,370,478
        Shares issued on reinvestment
          of distributions.............      57,052        57,052
        Shares redeemed................  (9,802,285)   (9,802,285)
                                         ----------   -----------
        Net Increase (Decrease)........     625,245   $   625,245
                                         ==========   ===========

                                             HARTFORD GLOBAL            HARTFORD GLOBAL
                                              COMMUNICATIONS           FINANCIAL SERVICES       HARTFORD GLOBAL HEALTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       1,628   $     1,091        2,688   $     2,557       19,749   $    27,029
        Shares issued on reinvestment
          of distributions.............           6             4            9             8           --            --
        Shares redeemed................        (147)          (90)         (75)          (68)      (1,859)       (2,501)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,487   $     1,005        2,622   $     2,497       17,890   $    24,528
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD GLOBAL         HARTFORD INTERNATIONAL     HARTFORD SMALL COMPANY
                                           TECHNOLOGY HLS FUND       SMALL COMPANY HLS FUND         HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      28,450   $    15,683        1,259   $     1,211       39,777   $    53,789
        Shares issued on reinvestment
          of distributions.............          --            --            1            --        2,675         3,553
        Shares redeemed................      (5,899)       (2,983)        (441)         (427)     (22,022)      (29,241)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      22,551   $    12,700          819   $       784       20,430   $    28,101
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                                     HARTFORD INTERNATIONAL        HARTFORD CAPITAL
                                             HARTFORD MIDCAP          CAPITAL APPRECIATION           APPRECIATION
                                              HLS FUND, INC.                HLS FUND                HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      35,352   $    80,519        7,306   $     6,141       61,778   $   291,591
        Shares issued on reinvestment
          of distributions.............       6,345        13,029            4             3       17,726        75,119
        Shares redeemed................      (5,984)      (12,178)      (1,399)       (1,169)      (3,367)      (14,507)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      35,713   $    81,370        5,911   $     4,975       76,137   $   352,203
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                          HARTFORD MIDCAP VALUE          HARTFORD FOCUS        HARTFORD GLOBAL LEADERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      26,244   $    24,497        8,730   $     8,528       23,053   $    35,468
        Shares issued on reinvestment
          of distributions.............          18            18           10            10          468           694
        Shares redeemed................        (927)         (847)        (252)         (234)      (3,971)       (5,779)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      25,335   $    23,668        8,488   $     8,304       19,550   $    30,383
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL
                                              OPPORTUNITIES              HARTFORD STOCK          HARTFORD GROWTH AND
                                              HLS FUND, INC.                HLS FUND               INCOME HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     367,347   $   415,835       33,247   $   171,851       31,664   $    38,911
        Shares issued on reinvestment
          of distributions.............       3,948         3,934        3,588        17,788        1,116         1,363
        Shares redeemed................    (361,563)     (409,196)      (2,605)      (12,378)      (4,117)       (4,790)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       9,732   $    10,573       34,230   $   177,261       28,663   $    35,484
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                              HARTFORD INDEX                                    HARTFORD DIVIDEND AND
                                              HLS FUND, INC.        HARTFORD VALUE HLS FUND     GROWTH HLS FUND, INC.
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      11,138   $    37,412       12,264   $    11,914       63,729   $   125,383
        Shares issued on reinvestment
          of distributions.............         281           929           70            70        4,004         7,729
        Shares redeemed................      (1,289)       (4,214)        (301)         (290)      (2,510)       (4,739)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      10,130   $    34,127       12,033   $    11,694       65,223   $   128,373
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                         HARTFORD GLOBAL ADVISERS      HARTFORD ADVISERS         HARTFORD HIGH YIELD
                                              HLS FUND, INC.             HLS FUND, INC.                HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      11,447   $    12,265      120,626   $   299,224       40,980   $    39,406
        Shares issued on reinvestment
          of distributions.............         607           618       11,802        28,303           --            --
        Shares redeemed................      (4,332)       (4,691)      (6,313)      (14,969)     (16,691)      (16,072)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       7,722   $     8,192      126,115   $   312,558       24,289   $    23,334
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                              HARTFORD BOND             HARTFORD MORTGAGE         HARTFORD MONEY MARKET
                                              HLS FUND, INC.        SECURITIES HLS FUND, INC.         HLS FUND, INC.
                                         ------------------------   --------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   -----------   ------------   ----------   -----------
        CLASS IB
        Shares sold....................     110,354   $   124,874       23,049    $    26,481       596,786   $   596,786
        Shares issued on reinvestment
          of distributions.............       3,372         3,698          526            585         3,180         3,180
        Shares redeemed................      (9,042)      (10,244)      (1,873)        (2,151)     (484,107)     (484,107)
                                         ----------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease)........     104,684   $   118,328       21,702    $    24,915       115,859   $   115,859
                                         ==========   ===========   ==========    ===========    ==========   ===========

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, Inc., participate in a $550,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2002, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLIT FOR CLASS B:

     On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                                       REVERSE SPLIT
        FUND                                                            PERCENTAGE
        ----                                                           -------------
        Hartford Small Company HLS Fund, Inc. ......................       74.61%
        Hartford Capital Appreciation HLS Fund, Inc. ...............       15.42
        Hartford International Opportunities HLS Fund, Inc. ........       71.63
        Hartford Stock HLS Fund, Inc. ..............................        9.27
        Hartford Dividend and Growth HLS Fund, Inc. ................       44.38
        Hartford Advisers HLS Fund, Inc. ...........................       29.67
        Hartford Bond HLS Fund, Inc. ...............................       93.07

12. HARTFORD LIFE ACQUISITION:

     On April 2, 2001, Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers, Inc. ("Fortis Advisers") and its subsidiaries, including Fortis Investors, Inc. ("Fortis Investors"). Hartford Life is a subsidiary of The Hartford Financial Services Group ("The Hartford"), a publicly held company.

     Maryland Redomestication: On April 29, 2002, Hartford SmallCap Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Value Opportunities HLS Fund, Hartford U.S. Government Securities HLS Fund were redomesticated as a series of a New Maryland Corporation, Hartford HLS Series Fund II, Inc.

13. FUND MERGERS

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis HighYield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc.

--------------------------------------------------------------------------------

     Fortis Global Growth Series merged into Hartford Global Leaders HLS Fund Fortis Growth & Income Series merged into Hartford Growth & Income HLS Fund Fortis High Yield Series merged into Hartford High Yield HLS Fund
     Fortis Diversified Income Series merged into Hartford Bond HLS Fund, Inc. Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc. Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     The final shareholder voting results were as follows:

                                                                      SHARES VOTED   SHARES VOTED    SHARES
                                                                          FOR          AGAINST      ABSTAINED
                                                                      ------------   ------------   ---------
        Fortis Asset Allocation Series..............................     29,912          935          2,805
        Fortis Global Growth Series.................................     13,220          553            950
        Fortis Growth and Income Series.............................     12,409          261            981
        Fortis High Yield Series....................................      6,752          153            391
        Fortis Diversified Income Series............................      7,617          215            606
        Fortis S&P 500 Index Series.................................     16,736          571          1,177
        Fortis Money Market Series..................................     10,149          304          1,114

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2002 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND, INC.                               CLASS IA    CLASS IB
        --------------------------------                              ----------   --------
        Net assets of Fortis Asset Allocation on April 30, 2002.....     488,111        --
        Fortis Asset Alocation shares exchanged.....................      34,477        --
        Hartford Advisers shares issued.............................     220,049        --
        Net assets of Hartford Advisers immediately before the
          merger....................................................  11,086,683   588,603
        Net assets of Hartford Advisers immediately after the
          merger....................................................  11,574,794   588,603

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA    CLASS IB
        --------------------------------                              ----------   --------
        Net assets of Fortis Global Growth on April 30, 2002........     253,327        --
        Fortis Global Growth shares exchanged.......................      17,918        --
        Hartford Global Leaders shares issued.......................     183,080        --
        Net assets of Hartford Global Leaders immediately before the
          merger....................................................     469,286    52,090
        Net assets of Hartford Global Leaders immediately after the
          merger....................................................     722,613    52,090

        HARTFORD GROWTH & INCOME HLS FUND                             CLASS IA   CLASS IB
        ---------------------------------                             --------   --------
        Net assets of Fortis Growth & Income on April 30, 2002......  200,110         --
        Fortis Growth & Income shares exchanged.....................   15,260         --
        Hartford Growth & Income shares issued......................  186,135         --
        Net assets of Hartford Growth and Income immediately before
          the merger................................................  395,598     51,483
        Net assets of Hartford Growth and Income immediately after
          the merger................................................  595,708     51,483

        HARTFORD HIGH YIELD HLS FUND                                  CLASS IA   CLASS IB
        ----------------------------                                  --------   --------
        Net assets of Fortis High Yield on April 30, 2002...........   48,048         --
        Fortis High Yield shares exchanged..........................    8,528         --
        Hartford High Yield shares issued...........................   50,750         --
        Net assets of Hartford High Yield immediately before the
          merger....................................................  142,974     34,629
        Net assets of Hartford High Yield immediately after the
          merger....................................................  191,022     34,629

        HARTFORD BOND HLS FUND, INC.                                  CLASS IA    CLASS IB
        ----------------------------                                  ---------   --------
        Net assets of Fortis Diversified Income on April 30, 2002...     90,378        --
        Fortis Diversified Income shares exchanged..................      9,225        --
        Hartford Bond shares issued.................................     77,738        --
        Net assets of Hartford Bond immediately before the merger...  1,582,247   194,002
        Net assets of Hartford Bond immediately after the merger....  1,672,625   194,002

        HARTFORD INDEX HLS FUND, INC.                                 CLASS IA    CLASS IB
        -----------------------------                                 ---------   --------
        Net assets of Fortis S&P 500 on April 30, 2002..............    293,220        --
        Fortis S&P 500 shares exchanged.............................     19,110        --
        Hartford Index shares issued................................     97,998        --
        Net assets of Hartford Index immediately before the
          merger....................................................  1,846,941    54,976
        Net assets of Hartford Index immediately after the merger...  2,140,161    54,976

        HARTFORD MONEY MARKET HLS FUND, INC.                          CLASS IA    CLASS IB
        ------------------------------------                          ---------   --------
        Net assets of Fortis Money Market on April 30, 2002.........    122,443        --
        Fortis Money Market shares exchanged........................     11,346        --
        Hartford Money Market shares issued.........................    122,443        --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  1,794,364   166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  1,916,807   166,561

--------------------------------------------------------------------------------

     The Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Fortis Asset Allocation Series............................     $(28,666)       $(12,278)      $529,055
        Fortis Global Growth Series...............................        9,623          (3,966)       247,671
        Fortis Growth and Income Series...........................      (10,883)           (792)       211,785
        Fortis High Yield Series..................................      (11,371)        (20,858)        80,277
        Fortis Diversified Income Series..........................       (3,540)         (8,690)       102,608
        Fortis S&P 500 Index Series...............................      (20,814)             --        293,220
        Fortis Money Market Series................................           --              --        122,443

14. CHANGE IN INDEPENDENT AUDITORS:

     On April 30, 2002, Ernst & Young LLP replaced Arthur Andersen LLP as independent auditors of the Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Global Advisers HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Money Market HLS Fund, Inc. and Hartford Series Fund, Inc. The reports of Arthur Andersen LLP on the financial statements of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through April 30, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $0.640      $ 0.001       $(0.241)      $(0.240)     $    --
   Class IB........................   0.640        0.002        (0.243)       (0.241)          --
   For the Year Ended December 31,
     2001
   Class IA........................   1.000        0.003        (0.359)       (0.356)      (0.004)
   Class IB........................   1.000        0.002        (0.359)       (0.357)      (0.003)
HARTFORD GLOBAL FINANCIAL SERVICES
 HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   0.940        0.004        (0.045)       (0.041)      (0.002)
   Class IB........................   0.940        0.003        (0.046)       (0.043)      (0.001)
   For the Year Ended December 31,
     2001
   Class IA........................   1.000        0.007        (0.063)       (0.056)      (0.004)
   Class IB........................   1.000        0.004        (0.061)       (0.057)      (0.003)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   1.442        0.001        (0.185)       (0.184)      (0.001)
   Class IB........................   1.441           --        (0.188)       (0.188)          --
   For the Year Ended December 31,
     2001
   Class IA........................   1.442           --         0.028         0.028           --
   Class IB........................   1.441       (0.003)        0.032         0.029           --
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................   1.000        0.003         0.477         0.480       (0.003)
   Class IB........................   1.000        0.003         0.475         0.478       (0.002)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   0.637       (0.001)       (0.296)       (0.297)          --
   Class IB........................   0.636       (0.001)       (0.297)       (0.298)          --
   For the Year Ended December 31,
     2001
   Class IA........................   0.637       (0.002)       (0.145)       (0.147)          --
   Class IB........................   0.636       (0.002)       (0.144)       (0.146)          --
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................   1.000       (0.001)       (0.362)       (0.363)          --
   Class IB........................   1.000       (0.001)       (0.363)       (0.364)          --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   0.940        0.001         0.079         0.080           --
   Class IB........................   0.940        0.001         0.078         0.079           --
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   1.000        0.005        (0.063)       (0.058)      (0.002)
   Class IB........................   1.000        0.003        (0.062)       (0.059)      (0.001)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $    --           $--
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
HARTFORD GLOBAL FINANCIAL SERVICES
 HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
HARTFORD GLOBAL HEALTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --             (0.031)          --
   Class IB........................        --             (0.031)          --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................        --             (0.035)          --
   Class IB........................        --             (0.035)          --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --             (0.003)          --
   Class IB........................        --             (0.003)          --
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------------------------------
                       NET                                                                                            RATIO OF
                     INCREASE                                                         RATIO OF         RATIO OF         NET
                    (DECREASE)                                      NET ASSETS        EXPENSES         EXPENSES      INVESTMENT
                        IN         NET ASSET                         AT END OF       TO AVERAGE       TO AVERAGE       INCOME
        TOTAL       NET ASSETS     VALUE AT        TOTAL              PERIOD         NET ASSETS       NET ASSETS     TO AVERAGE
    DISTRIBUTIONS     VALUE      END OF PERIOD    RETURN          (000'S OMITTED)   AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS
    -------------   ----------   -------------   ---------        ---------------   -------------   --------------   ----------
       $    --       $(0.241)       $0.399          (37.27)%         $  5,889             0.95%(1)         0.95%(1)       0.72%(1)
            --        (0.241)        0.399          (37.31)             1,696             1.16(1)          1.20(1)        0.51(1)
        (0.004)       (0.360)        0.640          (35.74)             7,679             0.92             0.92           0.38
        (0.003)       (0.360)        0.640          (35.88)             1,584             1.10             1.17           0.20
        (0.002)       (0.043)        0.897           (4.09)            16,769             1.03(1)          1.03(1)        1.13(1)
        (0.001)       (0.044)        0.896           (4.17)             5,137             1.24(1)          1.28(1)        0.92(1)
        (0.004)       (0.060)        0.940           (5.72)            14,216             0.93             0.93           1.04
        (0.003)       (0.060)        0.940           (5.91)             3,392             1.11             1.18           0.86
        (0.032)       (0.216)        1.226          (14.53)           195,348             0.89(1)          0.89(1)        0.10(1)
        (0.031)       (0.219)        1.222          (14.62)            43,220             1.09(1)          1.14(1)       (0.11)(1)
            --         0.028         1.470            2.04            202,131             0.89             0.89           0.06
            --         0.029         1.470            1.86             35,781             1.07             1.14          (0.12)
        (0.038)        0.442         1.442           48.18(2)         123,533             0.90             0.90           0.59
        (0.037)        0.441         1.441           48.00(2)           9,347             1.08             1.15           0.41
            --        (0.297)        0.340          (30.93)            63,885             0.89(1)          0.89(1)       (0.71)(1)
            --        (0.298)        0.338          (30.96)            13,906             1.09(1)          1.14(1)       (0.91)(1)
            --        (0.147)        0.490          (22.81)            86,074             0.89             0.89          (0.49)
            --        (0.146)        0.490          (22.95)            16,712             1.07             1.14          (0.67)
            --        (0.363)        0.637          (37.45)(2)         71,276             0.92             0.92          (0.44)
            --        (0.364)        0.636          (37.10)(2)          7,340             1.10             1.17          (0.62)
        (0.003)        0.078         1.018            8.72             17,846             1.21(1)          1.21(1)        1.58(1)
        (0.003)        0.076         1.016            8.61              3,925             1.43(1)          1.46(1)        1.36(1)
        (0.002)       (0.002)        0.940           (5.98)(2)          4,373             1.00             1.00           1.01
        (0.001)       (0.001)        0.940           (6.09)(2)            768             1.18             1.25           0.83


---  ---------

     PORTFOLIO
     TURNOVER
     RATE (7)
     ---------
         53%
         53
         95
         95
         30
         30
        119
        119
         23
         23
         62
         62
         46
         46
         73
         73
        240
        240
        150
        150
         84
         84
        168
        168

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $16.440    $  (0.028)    $  (3.004)    $  (3.032)     $   --
   From inception May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................   15.894       (0.006)       (2.432)       (2.438)         --
   For the Year Ended December 31,
     2001
   Class IA........................   23.730           --        (4.910)       (4.910)         --
   For the Year Ended December 31,
     2000
   Class IA........................   33.790           --        (3.060)       (3.060)         --
   For the Year Ended December 31,
     1999
   Class IA........................   16.700       (0.040)       17.860        17.820      (0.010)
   For the Year Ended December 31,
     1998
   Class IA........................   13.810        0.010         2.910         2.920      (0.030)
   For the Year Ended December 31,
     1997
   Class IA........................   13.620        0.030         0.160         0.190          --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   22.660       (0.026)       (4.052)       (4.078)         --
   From inception May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................   21.362       (0.010)       (2.777)       (2.787)         --
   For the Year Ended December 31,
     2001
   Class IA........................   40.660           --        (9.210)       (9.210)         --
   For the Year Ended December 31,
     2000
   Class IA........................   45.140       (0.030)        2.990         2.960          --
   For the Year Ended December 31,
     1999
   Class IA........................   41.090       (0.050)       17.420        17.370      (0.090)
   For the Year Ended December 31,
     1998
   Class IA........................   36.640        0.090         6.400         6.490      (0.130)
   For the Year Ended December 31,
     1997
   Class IA........................   32.590        0.120         3.930         4.050          --
HARTFORD SMALL COMPANY HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    1.330       (0.002)       (0.153)       (0.155)         --
   Class IB........................    1.330       (0.002)       (0.160)       (0.162)         --
   For the Year Ended December 31,
     2001..........................
   Class IA........................    1.687        0.001        (0.255)       (0.254)         --
   Class IB........................    1.683       (0.001)       (0.249)       (0.250)         --
   For the Year Ended December 31,
     2000..........................
   Class IA........................    2.188        0.003        (0.254)       (0.251)         --
   Class IB........................    2.187        0.003        (0.257)       (0.254)         --
   For the Year Ended December 31,
     1999
   Class IA........................    1.321       (0.005)        0.875         0.870          --
   Class IB........................  1.323(6)      (0.004)(6)    0.871(6)     0.867(6)         --(6)
   For the Year Ended December 31,
     1998
   Class IA........................    1.202       (0.002)        0.141         0.139          --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................  1.340(6)      (0.002)(6)     (0.015)(6)    (0.017)(6)       --(6)
   For the Year Ended December 31,
     1997..........................    1.069        0.001         0.195         0.196      (0.001)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................       $ --          $      --          $--
   From inception May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................         --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................         --             (2.380)          --
   For the Year Ended December 31,
     2000
   Class IA........................         --             (7.000)          --
   For the Year Ended December 31,
     1999
   Class IA........................         --             (0.720)          --
   For the Year Ended December 31,
     1998
   Class IA........................         --                 --           --
   For the Year Ended December 31,
     1997
   Class IA........................         --                 --           --
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................         --                 --           --
   From inception May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................         --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................         --             (8.790)          --
   For the Year Ended December 31,
     2000
   Class IA........................         --             (7.440)          --
   For the Year Ended December 31,
     1999
   Class IA........................         --            (13.320)          --
   For the Year Ended December 31,
     1998
   Class IA........................         --             (2.040)          --
   For the Year Ended December 31,
     1997
   Class IA........................         --                 --           --
HARTFORD SMALL COMPANY HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................         --                 --           --
   Class IB........................         --                 --
   For the Year Ended December 31,
     2001..........................                                         --
   Class IA........................         --             (0.103)          --
   Class IB........................         --             (0.103)
   For the Year Ended December 31,
     2000..........................                                         --
   Class IA........................         --             (0.250)          --
   Class IB........................         --             (0.250)
   For the Year Ended December 31,
     1999
   Class IA........................         --             (0.003)          --
   Class IB........................         --(6)          (0.003)(6)       --(6)
   For the Year Ended December 31,
     1998
   Class IA........................         --             (0.020)          --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................         --(6)              --(6)        --(6)
   For the Year Ended December 31,
     1997..........................         --             (0.062)          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   RATIO OF     RATIO OF     RATIO OF
                                                                                   EXPENSES     EXPENSES       NET
                                       NET ASSET                  NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                    AT END OF      NET ASSETS   NET ASSETS     INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END       TOTAL           PERIOD          AFTER        BEFORE     TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD    RETURN      (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS     RATE (7)
    -------------   ----------------   ---------   --------     ---------------   ----------   ----------   ----------     ---------
      $      --        $  (3.032)       $13.408      (18.43)%      $ 212,321          0.69%(1)     0.69%(1)     (0.36)%(1)     53%
             --           (2.438)        13.456      (18.53)             324          0.94(1)      0.94(1)      (0.61)(1)      53
         (2.380)          (7.290)        16.440      (20.18)         272,272          0.68         0.68         (0.02)        164
         (7.000)         (10.060)        23.730      (15.08)         352,615          0.66         0.66          0.01         160
         (0.730)          17.090         33.790      109.25          333,158          0.72         0.72         (0.22)        264
         (0.030)           2.890         16.700       21.17          149,860          0.72         0.72          0.06         135
             --            0.190         13.810        1.43          122,455          0.76         0.76          0.24          25
             --           (4.078)        18.582      (18.00)         585.093          0.67(1)      0.67(1)      (0.24)(1)      87
             --           (2.787)        18.575      (18.10)             233          0.92(1)      0.92(1)      (0.49)(1)      87
         (8.790)         (18.000)        22.660      (22.85)         755,068          0.65         0.65         (0.01)        228
         (7.440)          (4.480)        40.660        3.99        1,063,005          0.64         0.64         (0.08)        120
        (13.230)           4.050         45.140       55.17        1,044,728          0.66         0.66         (0.18)        175
         (1.910)           4.450         41.090       19.01          762,354          0.65         0.65          0.21         106
             --            4.050         36.640       12.42          707,155          0.66         0.66          0.33          19
             --           (0.155)         1.175      (11.82)         684,137          0.76(1)      0.76(1)      (0.27)(1)     107
             --           (0.162)         1.168      (11.92)          69,024          0.96(1)      1.01(1)      (0.47)(1)     107
         (0.103)          (0.357)         1.330      (14.92)         745,253          0.76         0.76          0.03         227
         (0.103)          (0.353)         1.330      (15.07)          59,371          0.94         1.01         (0.15)        227
         (0.250)          (0.501)         1.687      (13.12)         908,886          0.74         0.74            --         195
         (0.250)          (0.504)         1.683      (13.28)          40,967          0.92         0.99         (0.18)        195
         (0.003)           0.867          2.188       65.83          757,302          0.78         0.78         (0.45)        181
         (0.003)(6)        0.864(6)       2.187(6)    65.54           10,200          0.96         1.03         (0.63)        181
         (0.020)           0.119          1.321       11.62          350,734          0.77         0.77         (0.24)        236
             --(6)        (0.017)(6)      1.323(6)    (1.30)(2)          696          0.95(1)      0.95         (0.46)(1)     236
         (0.063)           0.133          1.202       18.38          210,769          0.77         0.77          0.08         222

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                 -- SELECTED PER-SHARE DATA (4) --
                                                   ---------------------------------------------------------------
                                                                            NET REALIZED
                                                                                AND
                                                   NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                                   VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                                   BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                                   OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                                   ---------   ----------   ------------   ----------   ----------
HARTFORD MIDCAP HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................  $2.090      $ 0.001       $(0.052)      $(0.051)     $(0.002)
   Class IB.......................................   2.080       (0.002)       (0.050)       (0.052)          --
   For the Year Ended December 31, 2001
   Class IA.......................................   2.467        0.003        (0.010)       (0.097)          --
   Class IB.......................................   2.462           --        (0.010)       (0.102)          --
   For the Year Ended December 31, 2000
   Class IA.......................................   2.053       (0.001)        0.518         0.517           --
   Class IB.......................................   2.053       (0.001)        0.513         0.512           --
   For the Year Ended December 31, 1999
   Class IA.......................................   1.439           --         0.725         0.725           --
   From inception, November 9, 1999 through
     December 31, 1999
   Class IB.......................................   1.758           --         0.373         0.373           --
   For the Year Ended December 31
   1998...........................................   1.137       (0.001)        0.303         0.302           --
   From inception, July 15, 1997 through December
     31, 1997.....................................   1.000        0.001         0.137         0.138       (0.001)
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS
 FUND
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................   0.860        0.004        (0.024)       (0.020)          --
   Class IB.......................................   0.860        0.003        (0.025)       (0.022)          --
   From inception April 30, 2001 through December
     31, 2001
   Class IA.......................................   1.000        0.001        (0.140)       (0.139)      (0.001)
   Class IB.......................................   1.000        0.001        (0.140)       (0.139)      (0.001)
HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................   3.970        0.014        (0.606)       (0.592)      (0.003)
   Class IB.......................................   3.970        0.011        (0.613)       (0.602)      (0.002)
   For the Year Ended December 31, 2001
   Class IA.......................................   5.926        0.021        (0.341)       (0.320)      (0.027)
   Class IB.......................................   5.923        0.006        (0.327)       (0.321)      (0.023)
   For the Year Ended December 31, 2000
   Class IA.......................................   6.095        0.041         0.757         0.798       (0.039)
   Class IB.......................................   6.098       (0.077)        0.864         0.787       (0.034)
   For the Year Ended December 31, 1999
   Class IA.......................................   4.759        0.023         1.643         1.666       (0.018)
   Class IB.......................................   6.437(6)     0.150(6)      1.503(6)      1.653(6)    (0.013)(6)
   For the Year Ended December 31, 1998
   Class IA.......................................   4.410        0.025         0.525         0.550       (0.026)
   From inception April 1, 1998, through December
     31, 1998
   Class IB.......................................   6.486(6)     0.013(6)      0.094(6)      0.107(6)    (0.156)(6)
   For the Year Ended December 31
   1997...........................................   3.914        0.020         0.794         0.814       (0.022)

                                                                 -- SELECTED PER-SHARE DATA (4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD MIDCAP HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................        $--           $    --           $--
   Class IB.......................................        --                 --           --
   For the Year Ended December 31, 2001
   Class IA.......................................        --             (0.280)          --
   Class IB.......................................        --             (0.280)          --
   For the Year Ended December 31, 2000
   Class IA.......................................        --             (0.103)          --
   Class IB.......................................        --             (0.103)          --
   For the Year Ended December 31, 1999
   Class IA.......................................        --             (0.111)          --
   From inception, November 9, 1999 through
     December 31, 1999
   Class IB.......................................        --             (0.078)          --
   For the Year Ended December 31
   1998...........................................        --                 --           --
   From inception, July 15, 1997 through December
     31, 1997.....................................        --                 --           --
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS
 FUND
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................        --                 --           --
   Class IB.......................................        --                 --           --
   From inception April 30, 2001 through December
     31, 2001
   Class IA.......................................        --                 --           --
   Class IB.......................................        --                 --           --
HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
   For the Six Months Ended June 30, 2002
     (Unaudited)
   Class IA.......................................        --                 --           --
   Class IB.......................................        --                 --           --
   For the Year Ended December 31, 2001
   Class IA.......................................        --             (1.609)          --
   Class IB.......................................        --             (1.609)          --
   For the Year Ended December 31, 2000
   Class IA.......................................        --             (0.928)          --
   Class IB.......................................        --             (0.928)          --
   For the Year Ended December 31, 1999
   Class IA.......................................        --             (0.312)          --
   Class IB.......................................        --(6)          (1.979)(6)       --(6)
   For the Year Ended December 31, 1998
   Class IA.......................................        --             (0.175)          --
   From inception April 1, 1998, through December
     31, 1998
   Class IB.......................................        --(6)              --(6)        --(6)
   For the Year Ended December 31
   1997...........................................        --             (0.296)          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                    -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    RATIO OF     RATIO OF     RATIO OF
                                                                                    EXPENSES     EXPENSES       NET
                                       NET ASSET                   NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                     AT END OF      NET ASSETS   NET ASSETS     INCOME      PORTFOLIO
        TOTAL        (DECREASE) IN        END        TOTAL           PERIOD          AFTER        BEFORE     TO AVERAGE    TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD    RETURN       (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS    RATE (7)
    -------------   ----------------   ---------   ---------     ---------------   ----------   ----------   ----------    ---------
       $(0.002)         $(0.054)        $2.036       (2.60)%       $1,714,951         0.70%(1)     0.70%(1)     0.05%(1)       39%
            --           (0.052)         2.028       (2.70)           109,346         0.91(1)      0.95(1)     (0.16)(1)       39
        (0.280)          (0.377)         2.090       (3.62)         1,765,315         0.70         0.70         0.12          117
        (0.280)          (0.382)         2.080       (3.79)           117,396         0.88         0.95        (0.06)         117
        (0.103)           0.414          2.467       25.42          1,774,047         0.70         0.72        (0.08)         138
        (0.103)           0.409          2.462       25.20             50,747         0.88         0.97        (0.26)         138
        (0.111)           0.614          2.053       51.81            672,678         0.79         0.79        (0.15)         121
        (0.078)           0.295          2.053       21.39(2)              36         0.97(1)      1.04(1)     (0.32)(1)      121
            --            0.302          1.439       26.57            143,494         0.79         0.79        (0.15)         134
        (0.001)           0.137          1.137       13.81(2)          27,589         0.46(1)      0.86(1)      0.45(1)(3)     46
            --           (0.020)         0.840       (2.27)            18,862         1.10(1)      1.10(1)      1.23(1)       143
            --           (0.022)         0.838       (2.36)             9,374         1.31(1)      1.35(1)      1.02(1)       143
        (0.001)          (0.140)         0.860      (13.98)(2)          9,969         1.00         1.00         0.42          191
        (0.001)          (0.140)         0.860      (14.08)(2)          5,075         1.18         1.25         0.24          191
        (0.003)          (0.595)         3.375      (15.02)         7,282,172         0.68(1)      0.68(1)      0.74(1)        42
        (0.002)          (0.604)         3.366      (15.11)           459,430         0.88(1)      0.93(1)      0.54(1)        42
        (1.636)          (1.956)         3.970       (6.94)         8,734,600         0.68         0.68         0.57           92
        (1.632)          (1.953)         3.970       (7.10)           393,241         0.86         0.93         0.39           92
        (0.967)          (0.169)         5.926       13.22          9,581,897         0.66         0.66         0.64          108
        (0.962)          (0.175)         5.923       13.02            136,058         0.84         0.91         0.46          108
        (0.330)           1.336          6.095       37.46          7,963,003         0.66         0.66         0.46           66
        (1.992)(6)       (0.339)(6)      6.098(6)    37.21             22,993         0.84         0.91         0.28           66
        (0.201)           0.349          4.759       15.48          5,807,480         0.64         0.64         0.59           51
        (0.156)(6)       (0.049)(6)      6.437(6)     1.65(2)           5,942         0.82(1)      0.82         0.30(1)        51
        (0.318)           0.496          4.410       22.34          4,802,992         0.64         0.64         0.44           58

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $14.830     $ 0.040       $(2.508)      $(2.468)     $(0.094)
   From inception May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................   13.562       0.003        (1.576)       (1.573)          --
   For the Year Ended December 31,
     2001
   Class IA........................   17.380       0.080        (0.480)       (0.400)      (0.110)
   For the Year Ended December 31,
     2000
   Class IA........................   15.650       0.140         2.680         2.820       (0.130)
   For the Year Ended December 31,
     1999
   Class IA........................   14.380       0.130         1.150         1.280           --
   For the Year Ended December 31,
     1998
   Class IA........................   13.420       0.160         1.130         1.290       (0.160)
   For the Year Ended December 31,
     1997
   Class IA........................   11.380       0.120         2.750         2.870       (0.130)
HARTFORD GROWTH HLS FUND
   From inception April 30, 2002
     through June 30, 2002
     (Unaudited)
   Class IA........................   10.000       0.002        (1.048)       (1.046)          --
   Class IB........................   10.000      (0.001)       (1.049)       (1.050)          --
HARTFORD MIDCAP VALUE HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    0.990       0.001         0.011         0.012           --
   Class IB........................    0.990       0.001         0.009         0.010           --
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................    1.000       0.001        (0.010)       (0.009)      (0.001)
   Class IB........................    1.000       0.001        (0.010)       (0.009)      (0.001)
HARTFORD FOCUS HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    0.940       0.001        (0.114)       (0.113)          --
   Class IB........................    0.940          --        (0.115)       (0.115)          --
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................    1.000       0.002         0.040         0.042       (0.002)
   Class IB........................    1.000       0.001         0.040         0.041       (0.001)
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    1.440       0.006        (0.121)       (0.115)      (0.001)
   Class IB........................    1.440       0.007        (0.127)       (0.120)          --
   For the Year Ended December 31,
     2001
   Class IA........................    1.759       0.011        (0.305)       (0.294)      (0.008)
   Class IB........................    1.757       0.008        (0.302)       (0.294)      (0.006)
   For the Year Ended December 31,
     2000
   Class IA........................    1.913       0.008        (0.142)       (0.134)      (0.009)
   Class IB........................    1.912      (0.006)       (0.130)       (0.136)      (0.008)
   For the Year Ended December 31,
     1999
   Class IA........................    1.285       0.003         0.642         0.645       (0.003)
   Class IB........................    1.285       0.007         0.634         0.641           --
   From inception, September 30,
     1998 through December 31, 1998
   Class IA........................    1.000       0.001         0.318         0.319       (0.002)
   Class IB........................    1.000       0.002         0.316         0.318       (0.001)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $(0.275)          $--
   From inception May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (2.040)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.960)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.010)          --
   For the Year Ended December 31,
     1998
   Class IA........................        --             (0.170)          --
   For the Year Ended December 31,
     1997
   Class IA........................        --             (0.700)          --
HARTFORD GROWTH HLS FUND
   From inception April 30, 2002
     through June 30, 2002
     (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
HARTFORD MIDCAP VALUE HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
HARTFORD FOCUS HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --             (0.009)          --
   Class IB........................        --             (0.009)          --
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.017)          --
   Class IB........................        --             (0.017)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.011)          --
   Class IB........................        --             (0.011)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.014)          --
   Class IB........................        --             (0.014)          --
   From inception, September 30,
     1998 through December 31, 1998
   Class IA........................        --             (0.032)          --
   Class IB........................        --             (0.032)          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIO OF     RATIO OF     RATIO OF
                                                                                  EXPENSES     EXPENSES       NET
                                       NET ASSET                 NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                   AT END OF      NET ASSETS   NET ASSETS     INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END       TOTAL          PERIOD          AFTER        BEFORE     TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN      (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS     RATE (7)
    -------------   ----------------   ---------   -------     ---------------   ----------   ----------   ----------     ---------
       $(0.369)         $(2.837)        $11.993     (17.12)%      $104,990         0.74%(1)      0.74%(1)     0.56%(1)        33%
            --           (1.573)         11.989     (17.22)            173          0.99(1)      0.99(1)      0.31(1)         33
        (2.150)          (2.550)         14.830      (2.55)        130,567          0.73         0.73         0.68           147
        (1.090)           1.730          17.380      18.49         111,590          0.76         0.76         0.87           171
        (0.010)           1.270          15.650       8.96          94,583          0.78         0.78         0.85           211
        (0.330)           0.960          14.380       9.64          87,604          0.76         0.76         1.26           332
        (0.830)           2.040          13.420      25.24          55,058          0.83         0.83         1.41           121
            --           (1.046)          8.954     (10.46)(2)       4,520          0.90(1)      0.90(1)      0.11(1)         15
            --           (1.050)          8.950     (10.50)(2)         803          1.15(1)      1.15(1)     (0.14)(1)        15
            --            0.012           1.002       0.73         262,943          0.87(1)      0.87(1)      0.43(1)         22
            --            0.010           1.000       0.63          68,271          1.08(1)      1.12(1)      0.22(1)         22
        (0.001)          (0.010)          0.990      (0.41)(2)      95,308          0.90         0.90         0.47            32
        (0.001)          (0.010)          0.990      (0.52)(2)      25,185          1.08         1.15         0.29            32
        (0.009)          (0.123)          0.817     (20.33)         34,815          0.89(1)      0.89(1)      0.20(1)        110
        (0.009)          (0.124)          0.816     (20.41)         13,609          1.10(1)      1.14(1)     (0.01)(1)       110
        (0.002)           0.040           1.040       3.94(2)       32,968          0.95         0.95         0.47           113
        (0.001)           0.040           1.040       3.83(2)        8,803          1.13         1.20         0.29           113
        (0.001)          (0.116)          1.324      (8.21)        676,758          0.80(1)      0.80(1)      1.22(1)        154
            --           (0.120)          1.320      (8.32)         52,468          1.00(1)      1.05(1)      1.02(1)        154
        (0.025)          (0.319)          1.440     (16.58)        484,661          0.81         0.81         0.71           363
        (0.023)          (0.317)          1.440     (16.73)         49,356          0.99         1.06         0.53           363
        (0.020)          (0.154)          1.759      (7.06)        572,517          0.81         0.81         0.63           367
        (0.019)          (0.155)          1.757      (7.22)         25,869          0.99         1.06         0.45           367
        (0.017)           0.628           1.913      50.37         179,675          0.86         0.91         0.54(3)        207
        (0.014)           0.627           1.912      50.11              69          1.04         1.16         0.36(3)        207
        (0.034)           0.285           1.285      31.88(2)        5,761          0.89(1)      1.46(1)      0.63(1)(3)      48
        (0.033)           0.285           1.285      31.82(2)           39          0.98(1)      1.55(1)      0.59(1)(3)      48

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $ 0.950      $0.008       $(0.029)      $(0.021)     $(0.009)
   Class IB........................    0.950       0.006        (0.030)       (0.024)      (0.007)
   For the Year Ended December 31,
     2001
   Class IA........................    1.364       0.012        (0.264)       (0.252)      (0.001)
   Class IB........................    1.365       0.012        (0.264)       (0.252)      (0.002)
   For the Year Ended December 31,
     2000
   Class IA........................    1.876       0.018        (0.314)       (0.296)      (0.023)
   Class IB........................    1.876       0.025        (0.324)       (0.299)      (0.019)
   For the Year Ended December 31,
     1999
   Class IA........................    1.355       0.019         0.520         0.539       (0.018)
   Class IB........................    1.357(6)    0.017(6)      0.519(6)      0.536(6)    (0.017)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    1.294       0.021         0.147         0.168       (0.019)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.396(6)    0.004(6)     (0.021)(6)    (0.017)(6)   (0.022)(6)
   For the Year Ended December 31
     1997..........................    1.407       0.022        (0.019)        0.003       (0.012)
HARTFORD STOCK HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    4.740       0.019        (0.808)       (0.789)      (0.002)
   Class IB........................    4.730       0.018        (0.804)       (0.786)      (0.002)
   For the Year Ended December 31,
     2001
   Class IA........................    5.880       0.041        (0.738)       (0.697)      (0.038)
   Class IB........................    5.879       0.046        (0.758)       (0.712)      (0.032)
   For the Year Ended December 31,
     2000
   Class IA........................    7.147       0.039        (0.500)       (0.461)      (0.041)
   Class IB........................    7.151       0.074        (0.547)       (0.472)      (0.034)
   For the Year Ended December 31,
     1999
   Class IA........................    6.562       0.050         1.143         1.193       (0.049)
   Class IB........................   11.884(6)    0.021(6)      1.200(6)      1.221(6)    (0.056)(6)
   For the Year Ended December 31,
     1998
   Class IA........................    5.123       0.051         1.622         1.673       (0.050)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   10.793(6)    0.043(6)      1.565(6)      1.608(6)    (0.517)(6)
   For the Year Ended December 31
     1997..........................    4.143       0.050         1.196         1.246       (0.049)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $    --           $--
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.161)          --
   Class IB........................        --             (0.161)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.193)          --
   Class IB........................        --             (0.193)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --                 --           --
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --             (0.088)          --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31
     1997..........................        --             (0.104)          --
HARTFORD STOCK HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.405)          --
   Class IB........................        --             (0.405)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.765)          --
   Class IB........................        --             (0.766)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.559)          --
   Class IB........................        --(6)          (5.898)(6)       --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --             (0.184)          --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31
     1997..........................        --             (0.217)          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------------------------------
                                                                                RATIO OF     RATIO OF     RATIO OF
                                                                                EXPENSES     EXPENSES       NET
                                       NET ASSET               NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                 AT END OF      NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL         PERIOD          AFTER        BEFORE     TO AVERAGE   TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN    (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS   RATE (7)
    -------------   ----------------   ---------   ------    ---------------   ----------   ----------   ----------   ---------
       $(0.009)         $(0.030)        $ 0.920    (2.56)%     $  851,069         0.82%(1)     0.82%(1)     1.53%(1)      82%
        (0.007)          (0.031)          0.919    (2.66)          24,296         1.03(1)      1.07(1)      1.33(1)       82
        (0.162)          (0.414)          0.950    (18.73)        941,934         0.81         0.81         1.10         144
        (0.163)          (0.415)          0.950    (18.88)         22,277         0.99         1.06         0.92         144
        (0.216)          (0.512)          1.364    (17.10)      1,326,609         0.78         0.78         1.16         159
        (0.212)          (0.511)          1.365    (17.25)         18,682         0.96         1.03         0.98         159
        (0.018)           0.521           1.876    39.86        1,574,836         0.78         0.78         1.20         133
        (0.017)(6)        0.519(6)        1.876(6) 39.61            3,203         0.96         1.03         1.02         133
        (0.107)           0.061           1.355    13.16        1,196,694         0.77         0.77         1.51         157
        (0.022)(6)       (0.039)(6)       1.357(6) (1.13)(2)          663         0.94(1)      0.94         0.71(1)      157
        (0.116)          (0.113)          1.294     0.34        1,092,946         0.77         0.77         1.48          73
        (0.002)          (0.791)          3.949    (16.56)      6,255,698         0.49(1)      0.49(1)      0.84(1)       21
        (0.002)          (0.788)          3.942    (16.64)        276,562         0.69(1)      0.74(1)      0.64(1)       21
        (0.443)          (1.140)          4.740    (12.23)      7,834,643         0.49         0.49         0.80          39
        (0.437)          (1.149)          4.730    (12.39)        271,475         0.67         0.74         0.62          39
        (0.806)          (1.267)          5.880    (7.04)       9,590,018         0.48         0.48         0.64          40
        (0.799)          (1.272)          5.879    (7.21)         136,077         0.66         0.73         0.46          40
        (0.608)           0.585           7.147    19.78        9,400,385         0.48         0.48         0.80          39
        (5.954)(6)       (4.733)(6)       7.151(6) 19.57           47,439         0.66         0.73         0.62          39
        (0.234)           1.439           6.562    33.47        7,183,046         0.46         0.46         0.95          27
        (0.517)(6)        1.091(6)       11.884(6) 14.91(2)        10,167         0.65(1)      0.65(1)      0.73(1)       27
        (0.266)           0.980           5.123    31.38        4,713,322         0.45         0.45         1.11          32

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD GROWTH AND INCOME HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $1.170      $    --       $(0.194)      $(0.194)     $(0.004)
   Class IB........................   1.170        0.001        (0.200)       (0.199)      (0.003)
   For the Year Ended December 31,
     2001
   Class IA........................   1.326        0.006        (0.112)       (0.106)          --
   Class IB........................   1.323        0.005        (0.108)       (0.103)          --
   For the Year Ended December 31,
     2000
   Class IA........................   1.432        0.005        (0.085)       (0.080)      (0.005)
   Class IB........................   1.430       (0.008)       (0.074)       (0.082)      (0.004)
   For the Year Ended December 31,
     1999
   Class IA........................   1.186        0.004         0.255         0.259       (0.004)
   Class IB........................   1.185        0.006         0.250         0.256       (0.002)
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................   1.000        0.005         0.185         0.190       (0.004)
   Class IB........................   1.000        0.009         0.179         0.188       (0.003)
HARTFORD INDEX HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   3.180        0.015        (0.438)       (0.423)      (0.002)
   Class IB........................   3.180        0.016        (0.447)       (0.431)      (0.002)
   For the Year Ended December 31,
     2001
   Class IA........................   3.725        0.031        (0.488)       (0.457)      (0.029)
   Class IB........................   3.720        0.030        (0.486)       (0.456)      (0.025)
   For the Year Ended December 31,
     2000
   Class IA........................   4.189        0.030        (0.424)       (0.394)      (0.031)
   Class IB........................   4.189        0.037        (0.439)       (0.402)      (0.028)
   For the Year Ended December 31,
     1999
   Class IA........................   3.570        0.034         0.685         0.719       (0.040)
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................   3.922        0.004         0.298         0.302       (0.032)
   For the Year Ended December 31
   1998............................   2.878        0.032         0.759         0.791       (0.027)
   1997............................   2.382        0.035         0.692         0.727       (0.035)
HARTFORD VALUE HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   0.990        0.004        (0.097)       (0.093)          --
   Class IB........................   0.990        0.003        (0.097)       (0.094)          --
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   1.000        0.003        (0.006)       (0.003)      (0.003)
   Class IB........................   1.000        0.002        (0.006)       (0.004)      (0.002)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD GROWTH AND INCOME HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $    --           $--
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.050)          --
   Class IB........................        --             (0.050)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.021)          --
   Class IB........................        --             (0.021)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.009)          --
   Class IB........................        --             (0.009)          --
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
HARTFORD INDEX HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --             (0.103)          --
   Class IB........................        --             (0.103)          --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.059)          --
   Class IB........................        --             (0.059)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.039)          --
   Class IB........................        --             (0.039)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.060)          --
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................        --             (0.003)          --
   For the Year Ended December 31
   1998............................        --             (0.072)          --
   1997............................        --             (0.196)          --
HARTFORD VALUE HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................        --             (0.004)          --
   Class IB........................        --             (0.004)          --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  RATIO OF     RATIO OF     RATIO OF
                                                                                  EXPENSES     EXPENSES       NET
                                       NET ASSET                 NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                   AT END OF      NET ASSETS   NET ASSETS     INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END       TOTAL          PERIOD          AFTER        BEFORE     TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD    RETURN     (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS     RATE (7)
    -------------   ----------------   ---------   --------    ---------------   ----------   ----------   ----------     ---------
       $(0.004)         $(0.198)        $0.972      (16.73)%     $  531,169         0.78%(1)     0.78%(1)     0.52%(1)       48%
        (0.003)          (0.202)         0.968      (16.84)          50,011         0.98(1)      1.03(1)      0.32(1)        48
        (0.050)          (0.156)         1.170       (8.02)         416,013         0.79         0.79         0.54           85
        (0.050)          (0.153)         1.170       (8.18)          46,599         0.97         1.04         0.36           85
        (0.026)          (0.106)         1.326       (5.64)         379,905         0.79         0.79         0.41           73
        (0.025)          (0.107)         1.323       (5.81)          14,898         0.97         1.04         0.23           73
        (0.013)           0.246          1.432       21.82          201,857         0.82         0.82         0.63           54
        (0.011)           0.245          1.430       21.61               14         1.00         1.07         0.45           54
        (0.004)           0.186          1.186       19.05(2)        25,312         0.28(1)      0.84(1)      1.42(1)(3)     30
        (0.003)           0.185          1.185       18.82(2)            11         0.44(1)      1.00(1)      1.34(1)(3)     30
        (0.105)          (0.528)         2.652      (13.36)       1,914,534         0.43(1)      0.43(1)      1.04(1)         4
        (0.105)          (0.536)         2.644      (13.45)          53,876         0.64(1)      0.68(1)      0.84(1)         4
        (0.088)          (0.545)         3.180      (12.31)       1,976,361         0.43         0.43         0.91            5
        (0.084)          (0.540)         3.180      (12.47)          46,056         0.61         0.68         0.73            5
        (0.070)          (0.464)         3.725       (9.50)       2,387,000         0.43         0.43         0.75            7
        (0.067)          (0.469)         3.720       (9.66)          16,272         0.61         0.68         0.57            7
        (0.100)           0.619          4.189       20.49        2,581,436         0.43         0.43         0.95            3
        (0.035)           0.267          4.189        7.73(2)            11         0.61(1)      0.68(1)      0.77(1)         3
        (0.099)           0.692          3.570       28.06        1,846,117         0.40         0.40         1.21            5
        (0.231)           0.496          2.878       32.61        1,123,455         0.39         0.39         1.52            6
            --           (0.093)         0.897       (9.75)          71,374         0.88(1)      0.88(1)      1.14(1)        14
            --           (0.094)         0.896       (9.84)          22,575         1.09(1)      1.13(1)      0.93(1)        14
        (0.007)          (0.010)         0.990        0.06(2)        40,759         0.90         0.90         1.02           16
        (0.006)          (0.010)         0.990       (0.06)(2)       11,952         1.08         1.15         0.84           16

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $1.880      $ 0.012       $(0.090)      $(0.078)     $(0.001)
   Class IB........................   1.880        0.016        (0.097)       (0.081)      (0.001)
   For the Year Ended December 31,
     2001
   Class IA........................   2.124        0.031        (0.114)       (0.083)      (0.030)
   Class IB........................   2.124        0.039        (0.124)       (0.085)      (0.028)
   For the Year Ended December 31,
     2000
   Class IA........................   2.149        0.035         0.178         0.213       (0.034)
   Class IB........................   2.151        0.040         0.169         0.209       (0.032)
   For the Year Ended December 31,
     1999
   Class IA........................   2.160        0.034         0.075         0.109       (0.035)
   Class IB........................   2.267(6)     0.024(6)      0.077(6)      0.101(6)    (0.034)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   1.952        0.033         0.280         0.313       (0.035)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   2.253(6)     0.016(6)      0.068(6)      0.084(6)    (0.070)(6)
   For the Year Ended December 31
   1997............................   1.547        0.035         0.445         0.480       (0.031)
HARTFORD GLOBAL ADVISERS HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   1.010       (0.039)       (0.001)       (0.040)          --
   Class IB........................   1.000        0.007        (0.040)       (0.033)          --
   For the Year Ended December 31,
     2001
   Class IA........................   1.149        0.023        (0.091)       (0.068)      (0.008)
   Class IB........................   1.147        0.044        (0.121)       (0.077)      (0.007)
   For the Year Ended December 31,
     2000
   Class IA........................   1.397        0.046        (0.134)       (0.088)      (0.071)
   Class IB........................   1.397        0.048        (0.138)       (0.090)      (0.071)
   For the Year Ended December 31,
     1999
   Class IA........................   1.155        0.040         0.227         0.267       (0.025)
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................   1.300        0.004         0.118         0.122       (0.025)
   For the Year Ended December 31
   1998............................   1.175        0.064         0.082         0.146       (0.039)
   1997............................   1.167        0.056         0.006         0.062       (0.050)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................     $    --          $(0.088)        $    --
   Class IB........................          --           (0.088)             --
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.131)             --
   Class IB........................          --           (0.131)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.204)             --
   Class IB........................          --           (0.204)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (0.085)             --
   Class IB........................          --(6)        (0.183)(6)          --(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --           (0.070)             --
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(6)            --(6)           --(6)
   For the Year Ended December 31
   1997............................          --           (0.044)             --
HARTFORD GLOBAL ADVISERS HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................          --           (0.001)             --
   Class IB........................          --           (0.001)             --
   For the Year Ended December 31,
     2001
   Class IA........................          --           (0.063)             --
   Class IB........................          --           (0.063)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --           (0.089)             --
   Class IB........................          --           (0.089)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................          --               --              --
   For the Year Ended December 31
   1998............................      (0.006)          (0.032)         (0.089)
   1997............................          --           (0.004)             --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIO OF     RATIO OF     RATIO OF
                                                                               EXPENSES     EXPENSES       NET
                                       NET ASSET              NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                AT END OF      NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL        PERIOD          AFTER        BEFORE     TO AVERAGE   TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN   (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS   RATE (7)
    -------------   ----------------   ---------   ------   ---------------   ----------   ----------   ----------   ---------
       $(0.089)         $(0.167)        $1.713     (4.13)%    $3,223,505         0.68%(1)     0.68%(1)     1.37%(1)       19%
        (0.089)          (0.170)         1.710     (4.22)        234,572         0.89(1)      0.93(1)      1.16(1)        19
        (0.161)          (0.244)         1.880     (4.04)      3,190,773         0.68         0.68         1.66           61
        (0.159)          (0.244)         1.880     (4.21)        153,848         0.86         0.93         1.48           61
        (0.238)          (0.025)         2.124     10.95       3,189,857         0.68         0.68         1.70           59
        (0.236)          (0.027)         2.124     10.75          35,415         0.86         0.93         1.52           59
        (0.120)          (0.011)         2.149      5.31       3,207,733         0.68         0.68         1.60           56
        (0.217)(6)       (0.116)(6)      2.151(6)   5.12          16,087         0.86         0.93         1.42           56
        (0.105)           0.208          2.160     16.42(2)    3,031,293         0.66         0.66         1.81           48
        (0.070)(6)        0.014(6)       2.267(6)   3.67(2)        8,600         0.85(1)      0.85(1)      1.57(1)        48
        (0.075)           0.405          1.952     31.89       1,994,653         0.68         0.68         2.21           34
        (0.001)          (0.041)         0.969     (3.65)        306,492         0.84(1)      0.84(1)      2.33(1)       145
        (0.001)          (0.033)         0.967     (3.74)         13,472         1.05(1)      1.09(1)      2.12(1)       145
        (0.071)          (0.139)         1.010     (6.25)        331,784         0.86         0.86         2.21          346
        (0.070)          (0.147)         1.000     (6.42)         11,965         1.04         1.11         2.03          346
        (0.160)          (0.248)         1.149     (6.63)        384,648         0.85         0.85         2.72          184
        (0.160)          (0.250)         1.147     (6.80)          4,800         1.03         1.10         2.54          184
        (0.025)           0.242          1.397     23.16         396,147         0.85         0.85         2.59          142
        (0.025)           0.097          1.397      9.35(2)           11         1.03(1)      1.10(1)      2.42(1)       142
        (0.166)          (0.020)         1.155     13.35         285,853         0.86         0.86         2.77          161
        (0.054)           0.008          1.175      5.52         207,582         0.87         0.87         3.08          163

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD ADVISERS HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $2.340       $0.024       $(0.253)      $(0.229)     $(0.041)
   Class IB........................   2.360        0.021        (0.258)       (0.237)      (0.039)
   For the Year Ended December 31,
     2001
   Class IA........................   2.665        0.064        (0.189)       (0.125)      (0.073)
   Class IB........................   2.663        0.050        (0.177)       (0.127)      (0.049)
   For the Year Ended December 31,
     2000
   Class IA........................   2.965        0.068        (0.088)       (0.020)      (0.023)
   Class IB........................   2.966        0.074        (0.098)       (0.024)      (0.022)
   For the Year Ended December 31,
     1999
   Class IA........................   2.985        0.068         0.221         0.289       (0.063)
   Class IB........................   3.577(6)     0.061(6)      0.221(6)      0.282(6)    (0.064)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   2.527        0.061         0.546         0.607       (0.060)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   3.371(6)     0.034(6)      0.367(6)      0.401(6)    (0.195)(6)
   For the Year Ended December 31,
     1997..........................   2.169        0.056         0.455         0.511       (0.055)
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   0.960        0.006        (0.075)       (0.069)      (0.049)
   Class IB........................   0.960        0.028        (0.101)       (0.073)      (0.048)
   For the Year Ended December 31,
     2001
   Class IA........................   0.939        0.078        (0.056)        0.022       (0.001)
   Class IB........................   0.938        0.084        (0.061)        0.023       (0.001)
   For the Year Ended December 31,
     2000
   Class IA........................   1.005        0.078        (0.068)        0.010       (0.076)
   Class IB........................   1.005        0.004         0.004         0.008       (0.075)
   For the Year Ended December 31,
     1999
   Class IA........................   1.017        0.060        (0.013)        0.047       (0.059)
   Class IB........................   1.017        0.085        (0.039)        0.046       (0.058)
   From inception, September 21,
     1998 through December 31, 1998
   Class IA........................   1.000        0.019         0.017         0.036       (0.019)
   Class IB........................   1.000        0.022         0.014         0.036       (0.019)
HARTFORD BOND HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   1.150        0.022         0.003         0.025       (0.048)
   Class IB........................   1.140        0.023         0.008         0.031       (0.047)
   For the Year Ended December 31,
     2001
   Class IA........................   1.108        0.046         0.052         0.098       (0.056)
   Class IB........................   1.107        0.041         0.047         0.088       (0.055)
   For the Year Ended December 31,
     2000
   Class IA........................   0.994        0.069         0.050         0.119       (0.005)
   Class IB........................   0.995        0.061         0.056         0.117       (0.005)
   For the Year Ended December 31,
     1999
   Class IA........................   1.081        0.062        (0.084)       (0.022)      (0.058)
   Class IB........................   1.083(6)     0.061(6)     (0.084)(6)    (0.023)(6)   (0.057)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   1.050        0.053         0.032         0.085       (0.054)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   1.075(6)     0.023(6)      0.040(6)      0.063(6)    (0.055)(6)
   For the Year Ended December 31
     1997..........................   1.000        0.063         0.047         0.110       (0.060)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD ADVISERS HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        $--           $    --           $--
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --             (0.127)          --
   Class IB........................        --             (0.127)          --
   For the Year Ended December 31,
     2000
   Class IA........................        --             (0.257)          --
   Class IB........................        --             (0.257)          --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.246)          --
   Class IB........................        --(6)          (0.829)(6)       --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --             (0.089)          --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31,
     1997..........................        --             (0.098)          --
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2000
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     1999
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   From inception, September 21,
     1998 through December 31, 1998
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
HARTFORD BOND HLS FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................        --             (0.014)          --
   Class IB........................        --             (0.014)          --
   For the Year Ended December 31,
     2001
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     2000
   Class IA........................        --                 --           --
   Class IB........................        --                 --           --
   For the Year Ended December 31,
     1999
   Class IA........................        --             (0.007)          --
   Class IB........................          (6)          (0.008)(6)       --(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --                 --           --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(6)              --(6)        --(6)
   For the Year Ended December 31
     1997..........................        --                 --           --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 RATIO OF     RATIO OF     RATIO OF
                                                                                 EXPENSES     EXPENSES       NET
                                       NET ASSET                NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                  AT END OF      NET ASSETS   NET ASSETS     INCOME       PORTFOLIO
        TOTAL        (DECREASE) IN        END       TOTAL         PERIOD          AFTER        BEFORE     TO AVERAGE     TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD    RETURN    (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS     RATE (7)
    -------------   ----------------   ---------   --------   ---------------   ----------   ----------   ----------     ---------
       $(0.041)         $(0.270)        $2.070       (9.93)%    $10,767,495        0.66%(1)     0.66%(1)     2.26%(1)        25%
        (0.039)          (0.276)         2.084      (10.04)         594,322        0.87(1)      0.91(1)      2.05(1)         25
        (0.200)          (0.325)         2.340       (4.64)      11,836,564        0.66         0.66         2.51            34
        (0.176)          (0.303)         2.360       (4.81)         521,205        0.84         0.91         2.33            34
        (0.280)          (0.300)         2.665       (0.75)      13,430,507        0.66         0.66         2.47            40
        (0.279)          (0.303)         2.663       (0.92)         252,247        0.84         0.91         2.29            40
        (0.309)          (0.020)         2.965       10.59       14,082,895        0.65         0.66         2.46            38
        (0.893)(6)       (0.611)(6)      2.966(6)    10.39          137,318        0.83         0.91         2.28            38
        (0.149)           0.458          2.985       24.66       11,805,411        0.63         0.63         2.40            37
        (0.195)(6)        0.206(6)       3.577(6)    11.96(2)        34,714        0.83(1)      0.83(1)      2.22(1)         37
        (0.153)           0.358          2.527       24.51        8,283,912        0.63         0.63         2.44            36
        (0.049)          (0.118)         0.842       (7.58)         183,311        0.81(1)      0.81(1)      9.84(1)         15
        (0.048)          (0.121)         0.839       (7.71)          31,425        1.01(1)      1.06(1)      9.63(1)         15
        (0.001)           0.021          0.960        2.69          127,044        0.81         0.81         9.70            63
        (0.001)           0.022          0.960        2.54           25,901        0.99         1.06         9.52            63
        (0.076)          (0.066)         0.939        1.03           66,104        0.81         0.81         9.15            69
        (0.075)          (0.067)         0.938        0.85            2,497        0.99         1.06         8.97            69
        (0.059)          (0.012)         1.005        4.70           52,731        0.72         0.84         8.36(3)         47
        (0.058)          (0.012)         1.005        4.49              102        0.90         1.09         8.18(3)         47
        (0.019)           0.017          1.017        3.59(2)        14,482        0.35(1)      0.92(1)      8.04(1)(3)      15
        (0.019)           0.017          1.017        3.53(2)           102        0.53(1)      1.10(1)      7.77(1)(3)      15
        (0.062)          (0.037)         1.113        2.51        1,777,800        0.51(1)      0.51(1)      5.78(1)         70
        (0.061)          (0.030)         1.110        2.41          228,294        0.71(1)      0.76(1)      5.57(1)         70
        (0.056)           0.042          1.150        8.68        1,549,698        0.51         0.51         5.87           185
        (0.055)           0.033          1.140        8.49          152,254        0.69         0.76         5.69           185
        (0.005)           0.114          1.108       11.99        1,033,043        0.52         0.52         6.54           169
        (0.005)           0.112          1.107       11.79           31,551        0.70         0.77         6.36           169
        (0.065)          (0.087)         0.994       (2.02)         978,861        0.52         0.52         6.09           111
        (0.065)(6)       (0.088)(6)      0.995(6)    (2.19)          15,818        0.70         0.77         5.91           111
        (0.054)           0.031          1.081        8.15          902,480        0.50         0.50         5.86           122
        (0.055)(6)        0.008(6)       1.083(6)     5.89(2)         5,285        0.69(1)      0.69(1)      5.54(1)        122
        (0.060)           0.050          1.050       11.35          552,870        0.51         0.51         6.58           113(5)

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                  -- SELECTED PER-SHARE DATA (4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD MORTGAGE SECURITIES HLS
 FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................  $ 1.150      $0.019       $ 0.031       $ 0.050      $(0.046)
   Class IB........................    1.150       0.022         0.022         0.044       (0.045)
   For the Year Ended December 31,
     2001
   Class IA........................    1.138       0.049         0.030         0.079       (0.067)
   Class IB........................    1.136       0.050         0.031         0.081       (0.067)
   For the Year Ended December 31,
     2000
   Class IA........................    1.039       0.075         0.032         0.107       (0.008)
   Class IB........................    1.039       0.078         0.027         0.105       (0.008)
   For the Year Ended December 31,
     1999
   Class IA........................    1.085       0.068        (0.052)        0.016       (0.062)
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................    1.107       0.009        (0.016)       (0.007)      (0.061)
   For the Year Ended December 31
   1998............................    1.084       0.067         0.006         0.073       (0.067)
   1997............................    1.056       0.071         0.022         0.093       (0.065)
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................   10.790       0.228         0.210         0.438       (0.540)
   From inception May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................   10.518       0.017         0.153         0.170           --
   For the Year Ended December 31,
     2001
   Class IA........................   10.590       0.500         0.280         0.780       (0.580)
   For the Year Ended December 31,
     2000
   Class IA........................   10.130       0.700         0.460         1.160       (0.700)
   For the Year Ended December 31,
     1999
   Class IA........................   10.930       0.630        (0.840)       (0.210)      (0.590)
   For the Year Ended December 31,
     1998
   Class IA........................   10.680       0.600         0.340         0.940       (0.690)
   For the Year Ended December 31,
     1997
   Class IA........................   10.570       0.800         0.120         0.920       (0.810)
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................    1.000       0.008            --         0.008       (0.008)
   Class IB........................    1.000       0.007            --         0.007       (0.007)
   For the Year Ended December 31,
     2001
   Class IA........................    1.000       0.038            --         0.038       (0.038)
   Class IB........................    1.000       0.036            --         0.036       (0.036)
   For the Year Ended December 31,
     2000
   Class IA........................    1.000       0.059            --         0.059       (0.059)
   Class IB........................    1.000       0.058            --         0.058       (0.058)
   For the Year Ended December 31,
     1999
   Class IA........................    1.000       0.070            --         0.070       (0.070)
   Class IB........................    1.000       0.068            --         0.068       (0.068)
   For the Year Ended December 31,
     1998
   Class IA........................    1.000       0.051            --         0.051       (0.051)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.000       0.037            --         0.037       (0.037)
   For the Year Ended December 31
     1997..........................    1.000       0.049            --         0.049       (0.049)

                                                  -- SELECTED PER-SHARE DATA (4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD MORTGAGE SECURITIES HLS
 FUND, INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................          --               --              --
   For the Year Ended December 31
   1998............................      (0.003)              --          (0.002)
   1997............................          --               --              --
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................          --               --              --
   From inception May 1, 2002
     through June 30, 2002
     (Unaudited)
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   For the Year Ended December 31,
     1997
   Class IA........................          --               --              --
HARTFORD MONEY MARKET HLS FUND,
 INC.
   For the Six Months Ended June
     30, 2002 (Unaudited)
   Class IA........................          --           (0.000)             --
   Class IB........................          --           (0.000)             --
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --               --              --
   For the Year Ended December 31
     1997..........................          --               --              --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class B shares effective September 17, 1999. (See Note 11)
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                  -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------
                                                                               RATIO OF     RATIO OF     RATIO OF
                                                                               EXPENSES     EXPENSES       NET
                                       NET ASSET              NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                      NET INCREASE     VALUE AT                AT END OF      NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
        TOTAL        (DECREASE) IN        END      TOTAL        PERIOD          AFTER        BEFORE     TO AVERAGE   TURNOVER
    DISTRIBUTIONS   NET ASSETS VALUE   OF PERIOD   RETURN   (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS   RATE (7)
    -------------   ----------------   ---------   ------   ---------------   ----------   ----------   ----------   ---------
       $(0.046)         $ 0.004         $ 1.154     3.92%     $  502,814         0.48%(1)     0.48%(1)     5.29%(1)     113%
        (0.045)          (0.002)          1.148     3.78          52,825         0.70(1)      0.73(1)      5.08(1)      113
        (0.067)           0.012           1.150     7.50         424,603         0.48         0.48         5.64         233
        (0.067)           0.014           1.150     7.30          26,121         0.66         0.73         5.46         233
        (0.008)           0.099           1.138    10.28         310,825         0.48         0.48         6.43         534
        (0.008)           0.097           1.136    10.08           1,148         0.66         0.73         6.25         534
        (0.062)          (0.046)          1.039     1.52         339,767         0.48         0.48         5.98         472
        (0.061)          (0.068)          1.039     0.60(2)            9         0.66(1)      0.73(1)      5.80(1)      472
        (0.072)           0.001           1.085     6.72         356,834         0.46         0.46         6.18         208
        (0.065)           0.028           1.084     9.01         325,702         0.45         0.45         6.60          47(5)
        (0.540)          (0.102)         10.688     4.20         208,091         0.51(1)      0.51(1)      5.03(1)       63
            --            0.170          10.688     4.09           5,064         0.76(1)      0.76(1)      4.78(1)       63
        (0.580)           0.200          10.790     7.50         174,333         0.51         0.51         5.55         155
        (0.700)           0.460          10.590    11.81         141,415         0.52         0.52         6.28         128
        (0.590)          (0.800)         10.130    (1.94)        138,658         0.52         0.52         5.64          97
        (0.690)           0.250          10.930     8.87         152,672         0.51         0.51         5.53         114
        (0.810)           0.110          10.680     9.08         142,070         0.54         0.54         6.03         148
        (0.008)              --           1.000     0.79       2,053,113         0.48(1)      0.48(1)      1.63(1)       --
        (0.007)              --           1.000     0.70         197,581         0.68(1)      0.73(1)      1.43(1)       --
        (0.038)              --           1.000     3.87       1,867,520         0.48         0.48         3.58          --
        (0.036)              --           1.000     3.68         152,129         0.66         0.73         3.40          --
        (0.059)              --           1.000     6.10       1,242,275         0.48         0.48         5.91          --
        (0.058)              --           1.000     5.91          36,270         0.66         0.73         5.73          --
        (0.070)              --           1.000     4.89       1,257,436         0.47         0.47         4.81          --
        (0.068)              --           1.000     4.71           8,804         0.65         0.72         4.63          --
        (0.051)              --           1.000     5.25         872,486         0.45         0.45         5.12          --
        (0.037)              --           1.000     3.76(2)        2,179         0.64(1)      0.64(1)      4.81(1)       --
        (0.049)              --           1.000     5.31         612,480         0.44         0.44         5.21          --

 THE HARTFORD MUTUAL FUNDS, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION
--------------------------------------------------------------------------------

The Board of Directors ("Board") is responsible for overall management of the Funds. The Board may exercise all powers of the Funds, except those powers which are conferred solely upon or reserved to the shareholders. The Fund's Statement of Additional Information (SAI) includes additional information about the Board and is available without charge, upon request, by calling 1-800-862-6668. The following table provides information about the members of the Board, as well as, officers of the Funds.

NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                              TERM OF                                            PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                          FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WINIFRED ELLEN COLEMAN        Director      Since 1995   Ms. Coleman has served as President of       48        Ms. Coleman is a
(age 69)                                                 Saint Joseph College since 1991 and                    Director of LeMoyne
c/o Hartford Mutual Funds                                President of Cashel House, Ltd.                        College, St. Francis
P.O. Box 2999                                            (retail) since 1985.                                   Hospital and
Hartford, CT 06104-2999                                                                                         Connecticut Higher
                                                                                                                Education Student
                                                                                                                Loan Administration.
------------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL                 Director      Since 2001   Mr. Hill is Partner Emeritus and a           48        None
(age 56)                                                 founding partner of TSG Capital Group,
c/o Hartford Mutual Funds                                a private equity investment firm that
P.O. Box 2999                                            serves as sponsor and lead investor in
Hartford, CT 06104-2999                                  leveraged buyouts of middle market
                                                         companies. Mr. Hill is also a Partner
                                                         of TSG Ventures L.P., a private equity
                                                         investment company that invests
                                                         primarily in minority-owned small
                                                         businesses. Mr. Hill currently serves
                                                         as Chairman of the City of Stamford,
                                                         CT Planning Board and a director of
                                                         the Stamford Cultural Development
                                                         Corporation.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM ATCHISON O'NEILL      Director      Since 1992   The Honorable William A. O'Neill             48        None
(age 71)                                                 served as Governor of the State of
c/o Hartford Mutual Funds                                Connecticut from 1980 until 1991. He
P.O. Box 2999                                            is presently retired.
Hartford, CT 06104-2999
------------------------------------------------------------------------------------------------------------------------------------
MILLARD HANDLEY PRYOR, JR.    Director      Since 1977   Mr. Pryor has served as Managing             48        Mr. Pryor is a
(age 68)                                                 Director of Pryor & Clark Company                      Director of Pryor &
c/o Hartford Mutual Funds                                (real estate investment), Hartford,                    Clark Company,
P.O. Box 2999                                            Connecticut, since June, 1992.                         Corcap, Inc.
Hartford, CT 06104-2999                                                                                         (inactive
                                                                                                                corporation),
                                                                                                                Hoosier Magnetics,
                                                                                                                Inc. (manufacturer
                                                                                                                of magnetic ferrite
                                                                                                                materials), Infodata
                                                                                                                Systems, Inc.
                                                                                                                (software company)
                                                                                                                and CompuDyne
                                                                                                                Corporation
                                                                                                                (security products
                                                                                                                and services).
------------------------------------------------------------------------------------------------------------------------------------
*Term of Office: Each director may serve until his or her successor is elected and qualifies.

See Notes to Financial Statements.

 THE HARTFORD MUTUAL FUNDS, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION
--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                              TERM OF                                            PORTFOLIOS IN
                            POSITION HELD   OFFICE* AND                                          FUND COMPLEX          OTHER
                              WITH THE       LENGTH OF          PRINCIPAL OCCUPATION(S)           OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY      TIME SERVED           DURING PAST 5 YEARS              DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
JOHN KELLEY SPRINGER          Director      Since 1978   Mr. Springer currently serves as             48        Mr. Springer is a
(age 70)                                                 Chairman of Medspan, Inc. (health                      Director of Hartford
c/o Hartford Mutual Funds                                maintenance organization).                             Hospital, and CHS
P.O. Box 2999                                                                                                   Insurance Ltd.
Hartford, CT 06104-2999
------------------------------------------------------------------------------------------------------------------------------------

*Term of Office: Each director may serve until his or her successor is elected and qualifies.

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES ANDREW SMITH**      Director and     Since 1996   Mr. Smith served as Vice Chairman of       48        Mr. Smith is a
(age 62)                    Chairman                      Hartford Financial Services Group,                   Director of
c/o Hartford Mutual Funds                                 Inc. from February 1997 to January                   Connecticut
P.O. Box 2999                                             2002, as President and Chief                         Children's Medical
Hartford, CT 06104-2999                                   Executive Officer of Hartford Life,                  Center, American
                                                          Inc. from February 1997 to January                   Counsel of Life
                                                          2002, and as President and Chief                     Insurance, and
                                                          Operating Officer of The Hartford                    Insurance
                                                          Life Insurance Companies from                        Marketplace
                                                          January 1989 to January 2002.                        Standards
                                                                                                               Association.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President and    Since 1999   Mr. Znamierowski currently serves as       71        None
(age 41)                    Director                      President of Hartford Investment
c/o Hartford Mutual Funds                                 Management Company ("HIMCO") and
P.O. Box 2999                                             Senior Vice President, Chief
Hartford, CT 06104-2999                                   Investment Officer and Director of
                                                          Investment Strategy for Hartford
                                                          Life, Inc. Mr. Znamierowski is also
                                                          a Managing Member and Senior Vice
                                                          President of Hartford Investment
                                                          Financial Services, LLC ("HIFSCO")
                                                          and HL Investment Advisors, LLC ("HL
                                                          Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President   Since 2002   Mr. Ferris serves as Vice President       N/A        N/A
(age 46)                                                  and a director of sales and
P.O. Box 2999                                             marketing in the Investment Products
Hartford, CT 06104-2999                                   Division of Hartford Life Insurance
                                                          Company.
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President   Since 2002   Mr. Johnson has served as Vice            N/A        N/A
(age 41)                                                  President and a director of sales
P.O. Box 2999                                             and marketing in the Investment
Hartford, CT 06104-2999                                   Products Division of Hartford Life
                                                          Insurance Company since 1999.
                                                          Previously he was with Guardian
                                                          Insurance Company in New York, New
                                                          York.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President   Since 2000   Mr. Joyce currently serves as Senior      N/A        N/A
(age 42)                                                  Vice President and director of
c/o Hartford Mutual Funds                                 investment products management for
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously he served as Vice
                                                          President (1997-1999) and Assistant
                                                          Vice President (1994-1997) of
                                                          Hartford Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President   Since 2000   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 35)                                                  President of Hartford Life Insurance
c/o Hartford Mutual Funds                                 Company and is responsible for the
P.O. Box 2999                                             Company's mutual funds line of
Hartford, CT 06104-2999                                   business and its corporate
                                                          retirement plans line of business.
                                                          Mr. Levenson joined The Hartford in
                                                          1995. Mr. Levenson is also a senior
                                                          vice president of HIFSCO.
-----------------------------------------------------------------------------------------------------------------------------------

 THE HARTFORD MUTUAL FUNDS, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS MICHAEL MARRA        Vice President   Since 1996   Mr. Marra is President and Chief          N/A        N/A
(age 43)                                                  Operating Officer of Hartford Life,
c/o Hartford Mutual Funds                                 Inc. He is also a member of the
P.O. Box 2999                                             Board of Directors and a member of
Hartford, CT 06104-2999                                   the Office of the Chairman for The
                                                          Hartford Financial Services Group,
                                                          Inc., the parent company of Hartford
                                                          Life. Named President of Hartford
                                                          Life in 2001 and COO in 2000, Mr.
                                                          Marra served as Executive Vice
                                                          President and Director of Hartford
                                                          Life's Investment Products Division
                                                          from 1998 to 2000. He was head of
                                                          the company's Individual Life and
                                                          Annuities Division from 1994 to 1998
                                                          after being promoted to Senior Vice
                                                          President in 1994 and to Executive
                                                          Vice President in 1996. From 1990 to
                                                          1994, Mr. Marra was Vice President
                                                          and Director of Individual
                                                          Annuities. Mr. Marra is also a
                                                          Managing Member and Executive Vice
                                                          President of HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President   Since 2000   Mr. Walters serves as Executive Vice      N/A        N/A
(age 39)                                                  President and Director of the
c/o Hartford Mutual Funds                                 Investment Products Division of
P.O. Box 2999                                             Hartford Life Insurance Company.
Hartford, CT 06104-2999                                   Previously Mr. Walters was with
                                                          First Union Securities. Mr. Walters
                                                          is also a Managing Member and
                                                          Executive Vice President of HIFSCO
                                                          and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice             Since 2002   Ms. Fagely has been Vice President        N/A        N/A
(age 43)                    President,                    of Hartford Administrative Services
500 Bielenberg Drive        Assistant                     Company ("HASCO") since 1998. Prior
Woodbury, MN 55125          Controller and                to 1998, she was Second Vice
                            Assistant                     President of HASCO. She also has
                            Treasurer                     served as Assistant Vice President
                                                          of Hartford Life Insurance Company
                                                          since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE RICHARD JAY          Vice             Since 1996   Mr. Jay has served as Secretary and       N/A        N/A
(age 49)                    President,                    Director, Life and Equity Accounting
c/o Hartford Mutual Funds   Controller and                and Financial Control, of Hartford
P.O. Box 2999               Treasurer                     Life Insurance Company since 1987.
Hartford, CT 06104-2999
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

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

 THE HARTFORD MUTUAL FUNDS, INC.

 BOARD OF DIRECTORS AND OFFICER INFORMATION -- (CONTINUED)
--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                               TERM OF                                          PORTFOLIOS IN
                            POSITION HELD    OFFICE* AND                                        FUND COMPLEX          OTHER
                               WITH THE       LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME, AGE AND ADDRESS          COMPANY       TIME SERVED          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President   Since 1996   Mr. Carr has served as Assistant          N/A        N/A
(age 47)                    and Secretary                 General Counsel since 1999, Counsel
c/o Hartford Mutual Funds                                 since November 1996 and Associate
P.O. Box 2999                                             Counsel since November 1995, of The
Hartford, CT 06104-2999                                   Hartford Financial Services Group,
                                                          Inc. Mr. Carr is also Counsel and
                                                          Assistant Secretary of HL Advisors
                                                          and HIFSCO and Assistant Secretary
                                                          of HIMCO.
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

 *Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO or affiliated companies.

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

                                [HARTFORD LOGO]

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

                                       192